UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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GRAF GLOBAL CORP.

(Name of Registrant as Specified In Its Charter)

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2026

GRAF GLOBAL CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-42142 (Commission File Number)	N/A (IRS Employer Identification No.)

1790 Hughes Landing Blvd., Suite 400

The Woodlands, Texas 77380

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (310) 745-8669

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	GRAF.U	NYSE American LLC
Class A ordinary shares, par value $0.0001 per share	GRAF	NYSE American LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	GRAF WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On June 12, 2026, Graf Global Corp., a Cayman Islands exempted company (together with its successors, including after the Conversion, “Graf”), filed with the U.S. Securities and Exchange Commission (“SEC”) a Current Report on Form 8-K (the “Original Form 8-K”) in connection with Graf’s entry into a Business Combination Agreement, dated as of June 12, 2026 (the “Business Combination Agreement”), by and among Graf, BIG3 HoldCo LLC, a Delaware limited liability company (“Big3”), Halfcourt Holdco, Inc., a Delaware corporation (“Pubco”), Halfcourt Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco (“SPAC Merger Sub”), and Halfcourt Merger Sub LLC, a Delaware limited liability company and a wholly-owned subsidiary of Pubco (“Company Merger Sub” and, together with SPAC Merger Sub, the “Merger Subs”). This Current Report on Form 8-K/A amends the Original Form 8-K (as amended, this “Report”). No other amendments are being made to the Original Form 8-K by this Report. Capitalized terms used in this Report but not otherwise defined herein have the meanings given to them in the Business Combination Agreement.

Item 1.01 Entry Into a Material Definitive Agreement.

Business Combination Agreement

As previously disclosed, on June 12, 2026, Graf, Big3, Pubco, and the Merger Subs entered into the Business Combination Agreement.

General Description of the Business Combination Agreement

Pursuant to the Business Combination Agreement, and on the terms and subject to the conditions thereof, among other things, (a) on the day that is one day prior to the date of the SPAC Merger (as defined below), Graf will transfer, by way of continuation, out of the Cayman Islands and into the State of Delaware so as to re-domicile as and become a Delaware corporation (the “Domestication”), and (b) at the Closing (as defined below), (i) SPAC Merger Sub will merge with and into Graf, with Graf continuing as the surviving entity and a wholly-owned subsidiary of Pubco (the “SPAC Merger”, and the time of the SPAC Merger, the “SPAC Merger Effective Time”) and (ii) Company Merger Sub will merge with and into Big3, with Big3 continuing as the surviving entity and a wholly-owned subsidiary of Pubco (the “Company Merger”, and the time of the Company Merger, the “Company Merger Effective Time”, and the Company Merger together with the SPAC Merger, the “Mergers”). The Mergers, collectively with the Domestication and all other transactions contemplated by the Business Combination Agreement, are referred to in this Report as the “Business Combination”.

Big3 is in the sports entertainment business and operates a professional three-on-three basketball league. Big3 has generated revenue through its existing operations, including revenue from team sales, sponsorships, advertising, event ticket sales and merchandise sales.

The Business Combination Agreement and the Business Combination were unanimously approved by the board of directors of Graf and the board of managers of Big3 and were approved by the requisite equityholders of Big3. The closing of the Business Combination (the “Closing”) is anticipated to occur in the fourth quarter of 2026, subject to the receipt of the required approvals by Graf’s shareholders, Big3’s noteholders and the satisfaction of other customary closing conditions.

Consideration

The aggregate consideration to be paid or payable to holders of the equity securities of Big3 and securities convertible into equity securities of Big3 as of the Company Merger Effective Time pursuant to the Company Merger will consist of a number of newly issued shares of Pubco Common Stock equal to (x) the result of (i) $290,000,000 plus (ii) Big3’s Cash Position at the Company Merger Effective Time, divided by (y) the Per Share Price (the “Merger Consideration”). Also, at the Closing, Pubco shall cause the holders of Big3 membership interests immediately prior to the Closing to be issued an aggregate of an additional 2,000,000 shares of Pubco Class A Common Stock, which shall be unvested and subject to forfeiture as described below (the “Earnout Shares”).

Immediately prior to the Domestication, the following will occur: (i) Graf will cause to be redeemed all SPAC Class A Ordinary Shares validly submitted for redemption (the “Redemption”), (ii) to the extent any SPAC Public Units remain outstanding and unseparated, the SPAC Class A Ordinary Shares and SPAC Public Warrants comprising each such issued and outstanding SPAC Public Unit will be automatically separated (the “Unit Separation”) and the holder of each SPAC Public Unit will be deemed to hold one (1) SPAC Class A Ordinary Share and one-half (1/2) of one SPAC Public Warrant, and (iii) pursuant to the Sponsor Support Agreement and SPAC Organizational Documents (as applicable), the Sponsor will surrender the Sponsor Forfeited Shares and the SPAC Class B Share Conversion will occur (each as described in more detail below).

At the SPAC Merger Effective Time, by virtue of the SPAC Merger and without any action on the part of any Party or the holders of securities of Graf or Big3:

a)	Graf common stock. Each issued and outstanding share of Graf’s common stock, par value $0.0001 per share (after giving effect to the Redemption, Unit Separation, forfeiture of Sponsor Forfeited Shares, SPAC Class B Share Conversion, and Domestication and excluding any treasury stock) (the “Graf Common Stock”) will be converted automatically into and thereafter represent the right to receive one share of Pubco Class A Common Stock, following which, all shares of Graf Common Stock will cease to be outstanding and will automatically be cancelled and cease to exist;

b)	Graf Warrants. Each issued and outstanding Graf warrant that was issued in Graf’s initial public offering (after giving effect to the Domestication) (the “Graf Public Warrants”) will be converted into one warrant entitling the holder thereof to purchase one share of Pubco Class A Common Stock at a price of $11.50 per share (the “Pubco Public Warrants”) and each issued and outstanding Graf warrant that was issued in a private placement concurrent with Graf’s initial public offering or upon the conversion of up to $1,000,000 of working capital loans (collectively, the “Graf Private Warrants” and together with the Graf Public Warrants, the “Graf Warrants”) will be converted into one warrant entitling the holder thereof to purchase one share of Pubco Class A Common Stock at a price of $11.50 per share (the “Pubco Private Warrants” and together with the Pubco Public Warrants, the “Pubco Warrants”). At the SPAC Merger Effective Time, the Graf Warrants will cease to be outstanding and will automatically be cancelled and retired and cease to exist;

At the Company Merger Effective Time, by virtue of the Company Merger and without any action on the part of any party or the holders of securities of Graf or Big3:

a)	Big3 Interests. Each issued and outstanding membership interest of Big3 (the “Big3 Interests”) immediately prior to the Company Merger Effective Time will be cancelled and cease to exist in exchange for the right to receive the Merger Consideration. As of the Company Merger Effective Time, each holder of Big3 Interests will cease to have any other rights with respect to the Big3 Interests;

(i)	holders of Big3’s equity securities and securities convertible into equity securities of Big3 (the “Sellers”) (other than the High Vote Sellers (as defined below)) holding the Class A Units, Class B Units and Preferred Units will receive their respective Percentage Merger Consideration in the form of Pubco Class A common stock, par value $0.0001 per share (“Pubco Class A Common Stock”); and

(ii)	Jeffrey Kwatinetz and O’Shea Jackson Sr. (or any of their Affiliates) and BigFourH Holdings LLC, in each case, insofar as such person is a Seller as of immediately prior to the Company Merger Effective Time (the “High Vote Sellers”) holding the Class A Units, Class B Units and Preferred Units will receive their respective Percentage Merger Consideration in the form of Class B common stock, par value $0.0001 per share, of Pubco, which will have ten votes per share (the “Pubco Class B Common Stock”), compared to only one vote per share entitled to holders of the Pubco Class A Common Stock.

b)	Big3 Warrants. Each warrant to purchase any equity interest in Big3 (the “Big3 Warrants”) that is outstanding immediately prior to the Company Merger Effective Time will be converted into and become a warrant exercisable for Pubco Class A Common Stock, and Pubco will assume each Big3 Warrant, in accordance with the terms of the Big3 Warrant, except that from and after the Company Merger Effective Time, (a) each Big3 Warrant assumed by Pubco may be exercised solely for shares of Pubco Class A Common Stock constituting Merger Consideration, and (b) the number of shares of Pubco Class A Common Stock constituting Merger Consideration subject to such converted Big3 Warrant and the per share exercise price under each such converted Big3 Warrant will be as set forth in the Business Combination Agreement; and

c)	Big3 Convertible Securities. Any outstanding options, warrants or rights (other than any Big3 Interest) to subscribe for or purchase any equity securities of Big3 or securities or notes convertible into or exchangeable for, or that otherwise confer on the holder any right to acquire any equity securities of any Target Company (“Big3 Convertible Security”) (excluding (x) Big3 Warrants that are converted into warrants exercisable for Pubco Class A Common Stock and (y) Preferred Units that are converted into Merger Consideration), if not exercised or converted prior to the Company Merger Effective Time, will be cancelled, retired and terminated and cease to represent a right to acquire, be exchanged for or convert into Big3 Interests or any other securities.

Earnout Shares.  In addition to the Merger Consideration, the holders of Big3 Interests immediately prior to the Closing will receive their applicable portion of the Earnout Shares, rounded down to the nearest whole number. The Earnout Shares will vest upon the first to be satisfied of the following conditions: (i) if, at any time during the period beginning on the Closing Date and ending on the fifth (5th) anniversary of the Closing (the “Earnout Period”), the closing price of the Pubco Class A Common Stock as reported on the Stock Exchange is greater than or equal to $15.00 (the “Earnout Price”) for a period of at least 20 days (which need not be consecutive) out of 30 consecutive trading days, all of the Earnout Shares shall immediately vest; and (ii) in the event that there is a Sale of Pubco during the Earnout Period, and the holders of Pubco Common Stock receive a Sale Price that is greater than or equal to the Earnout Price, all of the Earnout Shares will immediately vest. Further, in the event that there is a Sale of Pubco during the Earnout Period, and immediately prior to (but subject to) the consummation of the Sale, the holders of Pubco Common Stock receive a Sale Price that is less than the Earnout Price, (x) if such Sale Price is payable in cash or in the form of privately held securities or other consideration other than publicly tradable securities, then all of the Earnout Shares will be deemed forfeited and cancelled for no consideration or (ii) if such price is payable in the form of publicly tradable securities, then Pubco will cause the acquiror in such Sale to provide for the conversion of all of the Earnout Shares into the kind and amount of such publicly tradable securities receivable upon such Sale of Pubco that the holders of Pubco Common Stock receive in such Sale and will provide that the Earnout Shares, as so converted, will remain subject to vesting, with an appropriate adjustment to the Earnout Price to provide the same economic effect as contemplated by the earnout.

For so long as any Earnout Share remains subject to vesting, the holder thereof will not be entitled to exercise the voting rights carried by such Earnout Share and will not be entitled to receive any dividends or other distributions in respect of such Earnout Share.

Representations and Warranties

The Business Combination Agreement contains representations and warranties customary for similar transactions, made by the parties as of the date of the Business Combination Agreement or other specified dates, solely for the benefit of certain of the parties to the Business Combination Agreement, and in certain cases are subject to specified exceptions and qualifications, such as materiality, the absence of a Material Adverse Effect (as defined below), knowledge and other exceptions and qualifications contained in the Business Combination Agreement or in information provided pursuant to certain disclosure schedules to the Business Combination Agreement.

As used in the Business Combination Agreement, “Material Adverse Effect” means, with respect to any specified Person, any fact, event, occurrence, change or effect that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect upon (a) the business, assets, Liabilities, results of operations, prospects or condition (financial or otherwise) of such Person and its Subsidiaries, taken as a whole, or (b) the ability of such Person or any of its Subsidiaries on a timely basis to consummate the transactions contemplated by the Business Combination Agreement or the Ancillary Documents to which it is a party or bound or to perform its obligations hereunder or thereunder, in each case subject to certain customary exceptions.

No Survival

The representations and warranties of the parties contained in the Business Combination Agreement will not survive the closing of the Transactions and there are no indemnification rights for another party’s breach. The covenants and agreements of the parties contained in the Business Combination Agreement do not survive the Closing, except those covenants and agreements to be performed after the Closing, which covenants and agreements will survive until fully performed.

Covenants

Each party to the Business Combination Agreement has agreed to use its commercially reasonable efforts to consummate the Business Combination. The Business Combination Agreement also contains certain customary covenants by each of the parties that apply during the period between the signing of the Business Combination Agreement and the earlier of the Closing or the termination of the Business Combination Agreement (the “Interim Period”), including (i) the provision of access to the applicable party’s properties, books and personnel; (ii) the operation of the parties’ respective businesses in the ordinary course of business; (iii) Graf's public filings; (iv) no insider trading; (v) notifications to the other parties of certain breaches, consent requirements and other matters; (vi) obtaining third party and regulatory approvals; (vii) tax matters; (viii) further assurances; (ix) public announcements; (x) confidentiality; and other covenants. The Business Combination Agreement also contains certain customary post-Closing covenants, including in regard to (1) tax matters; (2) the maintenance of books and records; (3) the indemnification of directors and officers; (4) the use of proceeds from Graf's trust account (the “Trust Account”); (5) the assignment and assumption of the Underwriting Agreement, (6) the adoption of a post-closing equity incentive plan; and (7) the entry into a sponsor indemnification agreement; and other covenants. Additionally, each of Graf and Big3 will not solicit or enter into a competing alternative transaction, in accordance with customary terms and provisions set forth in the Business Combination Agreement.

Graf will not change, withdraw, withhold, qualify or modify its recommendation to its shareholders for approval of the Business Combination Agreement and the Business Combination (a “Change in Recommendation”); provided, however, that if at any time prior to (but not after) obtaining the approval of the Graf shareholders, the Graf board determines in good faith, in response to an “Intervening Event” (including any material event or development following the date of the Business Combination Agreement that was not known by or reasonably foreseeable to, or the consequences or magnitude of which were not reasonably foreseeable to, the board of directors of Graf as of the date of the Business Combination Agreement, except for changes relating to the Business Combination, changes in the price or trading volume of Class A ordinary shares, par value $0.0001 per share, of Graf (the “Graf Class A Ordinary Shares”), certain changes specified in the definition of Material Adverse Effect and certain other changes) after consultation with its outside legal counsel, that the failure to make a Change in Recommendation would be a breach of its fiduciary duties under applicable law, then the board may make a Change in Recommendation provided that Graf delivers, pursuant to procedures set forth in the Business Combination Agreement, written notice advising Big3 that the Graf board proposes to take such action and containing the material facts underlying the board’s determination. If requested by Big3, Graf will use its reasonable best efforts to engage in good faith negotiations with Big3 to make adjustments in the terms and conditions of the Business Combination Agreement that obviate the need for a Change in Recommendation.

Big3 and Pubco agreed to deliver to Graf financial statements audited by a PCAOB-qualified auditor in accordance with PCAOB auditing standards for Big3’s fiscal years ended December 31, 2024 and December 31, 2025, and for Pubco, as of a date to be determined, accompanied by an unqualified opinion of the auditor thereon, as soon as practicable after the date of the Business Combination Agreement but no later than 60 days from the date of the Business Combination Agreement. In addition, Big3 agreed to deliver to Graf unaudited quarterly financial information through the Closing Date.

Graf, Big3 and Pubco will, as promptly as practicable after the date of the Business Combination Agreement, prepare, and Pubco and Big3 will file, with the SEC, a registration statement on Form S-4 (as amended, the “Registration Statement”) in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of the securities of Pubco to be issued pursuant to the Business Combination, and containing a proxy statement/prospectus for the solicitation of proxies from Graf shareholders to approve the Business Combination Agreement, the Business Combination and related matters at an extraordinary general meeting of Graf's shareholders, and providing Graf's public shareholders with an opportunity to request Redemption of their public shares in connection with the Transactions, as required by Graf's amended and restated memorandum and articles of association and Graf's initial public offering prospectus.

The parties will take all action necessary so that, effective at the Closing, the post-Closing board of directors of Pubco (the “Post-Closing Pubco Board”) will consist of up to seven individuals, with one director designated by Graf, who will be an independent director in accordance with the requirements of the Nasdaq Stock Market, New York Stock Exchange, NYSE American or another national securities exchange mutually determined by Graf and Big3 prior to the Closing (the “Stock Exchange”), and up to six directors will be designated by Big3. The parties will also take all action necessary so that the individuals serving as the chief executive officer and chief financial officer, respectively, of Pubco immediately after the Closing will be the same individuals (in the same office) as that of Big3 immediately prior to the Closing (unless, at its sole discretion, Big3 desires to appoint another qualified person to either such role, in which case, such other person(s) identified by Big3 will serve in such role or roles).

During the Interim Period, Graf will use its reasonable best efforts to enter into financing agreements with accredited investors for one or more transaction financings by Pubco, on such terms and structuring, and using such strategy, placement agents and approach, as Graf and Big3 reasonably agree (the “Transaction Financing”). Each of Pubco, Graf and Big3 will use its reasonable best efforts to consummate such transaction financings on or prior to the Closing. These financings may be structured as one, or a combination of, common equity, preferred equity, convertible equity or debt, non-redemption or backstop arrangements with respect to Graf's Trust Account, a committed equity facility, debt facility and/or other sources of cash or cash equivalents, in each case, whether such investment is into Graf, Big3 or Pubco.

Closing Conditions

Under the Business Combination Agreement, unless waived by Graf or Big3, the obligations of the parties to consummate the Business Combination are subject to a number of conditions customary in transactions undertaken by special purpose acquisition companies, including, among others: (i) the receipt of the approval of Graf's shareholders of the Business Combination Agreement and the transactions contemplated thereby; (ii) the expiration or termination of any applicable waiting periods under antitrust laws, the receipt of all required government and certain third-party consents, and the consummation of the Business Combination not being prohibited by applicable law; (iii) the effectiveness of the Registration Statement; (iv) the consummation of the Domestication; and (v) the shares of Pubco Class A Common Stock having been approved for listing on the Stock Exchange, subject only to official notice of issuance.

Unless waived by Graf, the obligations of Graf to consummate the Business Combination are also subject to the satisfaction of the following closing conditions, in addition to customary closing certificates and other closing deliveries: (i) the representations and warranties of Big3, Pubco, and the Merger Subs (the “Company Parties”) being true and correct, subject where applicable to materiality standards contained in the Business Combination Agreement; (ii) performance of the obligations of the Company Parties and compliance by the Company Parties with their respective pre-closing covenants, including in connection with the Seller Written Consent (as defined in the Business Combination Agreement), subject where applicable to materiality standards contained in the Business Combination Agreement; (iii) no occurrence of a Material Adverse Effect with respect to Big3 since the date of the Business Combination Agreement; (iv) the receipt of the approval of each holder of certain convertible promissory notes for the conversion of such notes into membership interest in Big3; (v) certain specified ancillary documents, including employment agreements between Pubco and each of Jeffrey Kwatinetz, O'Shea Jackson, Sr. and Sean Bannon, being in full force and effect; (vi) the appointment of the Post-Closing Pubco Board and the directors and officers insurance coverage having been obtained; (vii) Pubco’s amending and restating of its certificate of incorporation and its adoption of an incentive plan, in each case, in a form compliant with the requirements of the Business Combination Agreement; and (viii) Big3’s repayment of its indebtedness and release of related liens.

Unless waived by Big3, the obligations of the Company Parties to consummate the Business Combination are also subject to the satisfaction of the following closing conditions, in addition to customary closing certificates and other closing deliveries: (i) the representations and warranties of Graf being true and correct, subject where applicable to materiality standards contained in the Business Combination Agreement; (ii) performance of the obligations of Graf and compliance by Graf with its pre-closing covenants, subject where applicable to materiality standards contained in the Business Combination Agreement; (iii) a sponsor support agreement, in the form required by the Business Combination Agreement, being in full force and effect; (iv) certain other specified ancillary documents being in full force and effect; and (v) at least $50,000,000 (a) available for release to Graf or Pubco from Graf’s Trust Account in connection with the Business Combination after giving effect to the Redemption, plus (b) the aggregate cash proceeds received by Graf or Pubco in respect any Transaction Financing, minus (c) unpaid expenses of Graf and Big3.

Termination

The Business Combination Agreement contains certain termination rights, including, among others, the following: (i) upon the mutual written consent of Graf and Big3; (ii) by either Graf or Big3 if the closing conditions pursuant to the Business Combination Agreement have not been satisfied or waived by the earlier of December 27, 2026 and the last date for Graf to complete a business combination pursuant to its Organizational Documents (provided that the party seeking to terminate was not the cause of the failure to complete the conditions by that date); (iii) by Graf or Big3 if a governmental authority issues an order or takes any other action permanently restraining, enjoining or otherwise prohibiting the Business Combination (provided that the right to terminate is not available to a party if the failure by such party or its affiliates to comply with any provision of the Business Combination Agreement is a substantial cause of, or substantially resulted in, such action); (iv) by Big3 in connection with a breach of a representation, warranty, covenant or other agreement by Graf, if the breach would result in the failure of the related condition to Closing and the breach or inaccuracy is incapable of being cured or is not cured in accordance with the terms of the Business Combination Agreement; (v) by Graf in connection with a breach of a representation, warranty, covenant or other agreement by Big3, if the breach would result in the failure of the related condition to Closing and the breach or inaccuracy is incapable of being cured or is not cured in accordance with the terms of the Business Combination Agreement; (vi) by Graf if there has been a Material Adverse Effect on Big3 or its direct or indirect subsidiaries following the date of the Business Combination Agreement which is uncured and continuing; (vii) by either Graf or Big3 if the Graf shareholder meeting is held and the Graf shareholder approval is not received; and (viii) by Graf if Big3 has not delivered its required audited financial statements to Graf within 60 days from the date of the Business Combination Agreement.

If the Business Combination Agreement is terminated in accordance with the terms of the Business Combination Agreement, all further obligations of the parties under the Business Combination Agreement (except for certain obligations related to public announcements, confidentiality, fees and expenses, the trust fund waiver, the effect of termination, and customary miscellaneous provisions) will terminate and no party to the Business Combination Agreement will have any further liability to any other party thereto except for liability for fraud or for willful breach of the Business Combination Agreement prior to termination.

Trust Account Waiver

Big3 has agreed that it and its affiliates will not have any right, title, interest or claim of any kind in or to any monies in Graf’s Trust Account held for its public shareholders, and has agreed not to, and has waived any right to, make any claim against the Trust Account (including any distributions therefrom).

Governing Law

The Business Combination Agreement is governed by New York law; provided, however, that any matters that are required to be governed by the laws of the Cayman Islands (including, without limitation, fiduciary duties that may apply to directors and officers, as applicable) will be governed by the laws of the Cayman Islands. The parties are subject to the exclusive jurisdiction of federal and state courts located in New York County, State of New York (and any appellate courts thereof).

A copy of the Business Combination Agreement is attached as Exhibit 2.1 hereto and is incorporated herein by reference. The foregoing description of the Business Combination Agreement and the Business Combination does not purport to be complete and is qualified in its entirety by reference to the full text of the Business Combination Agreement filed with this Current Report on Form 8-K/A. The Business Combination Agreement is included to provide security holders with information regarding its terms. It is not intended to provide any other factual information about Graf, Big3, Pubco, or the Merger Subs. In particular, the assertions embodied in representations and warranties by Graf, Big3, Pubco, and the Merger Subs contained in the Business Combination Agreement are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement, including being qualified by confidential information in the disclosure schedules provided by the parties in connection with the execution of the Business Combination Agreement, and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to security holders. The confidential disclosures contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Business Combination Agreement. Moreover, certain representations and warranties in the Business Combination Agreement were used for the purpose of allocating risk between the parties, rather than establishing matters as facts. Accordingly, security holders should not rely on the representations and warranties in the Business Combination Agreement as characterizations of the actual state of facts about Graf, Big3, Pubco, and the Merger Subs. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in Graf’s public disclosures.

Related Agreements

Sponsor Support Agreement

Concurrently with the execution of the Business Combination Agreement, Graf entered into the Sponsor Support Agreement (the “Sponsor Support Agreement”) with Graf Global Sponsor LLC, a Delaware limited liability company (the “Sponsor”), each of Graf’s independent directors (together with Sponsor, the “Insiders”), Pubco and Big3, pursuant to which the Sponsor agreed to, among other things, vote in favor of the SPAC Shareholder Approval Matters and otherwise support the Business Combination.

In addition, the Sponsor Support Agreement prohibits each Insider from, among other things, selling, assigning or transferring any Graf Ordinary Shares or Graf Public Warrants held by such Insider except to certain permitted transferees, until the earliest of (a) the date of the Closing, (b) such date and time as the Business Combination Agreement is terminated in accordance with its terms; (c) the liquidation of Graf; (d) the written agreement of each of the terminating Insider(s), Graf, Pubco and Big3 with respect to terminating the rights and obligations under the Sponsor Support Agreement of a specific Insider or a subset of Insiders; and (e) the written agreement of all Insiders, Graf, Pubco and Big3 to terminate the Sponsor Support Agreement in its entirety. Pursuant to the Sponsor Support Agreement, each Insider unconditionally and irrevocably agreed not to submit any Graf Class A Ordinary Shares owned by it for redemption in connection with the Transactions or an Extension.

In addition, pursuant to the Sponsor Support Agreement, the Sponsor will, effective as of immediately prior to the Domestication and conditioned upon the Closing, forfeit and surrender to Graf an aggregate of 2,750,000 Graf Class B ordinary shares held by the Sponsor. The Sponsor may, in its discretion, transfer to third parties up to an additional 500,000 Graf Class B ordinary shares held by the Sponsor to incentivize non-redemptions or investments into Graf or Pubco or otherwise to support the Transactions (the “Discretionary Founder Shares”), provided that any portion of the Discretionary Founder Shares that are not so transferred shall be forfeited by the Sponsor and surrendered to Graf.

In addition, pursuant to the Sponsor Support Agreement, 500,000 shares of Pubco Class A Common Stock to be held by the Sponsor as of the Closing (the “Sponsor Earnout Shares”) will be subject to vesting and will vest upon the first to be satisfied of any of the following conditions:

(a) in the event that the sum of (x) the funds contained in the Trust Account as of immediately prior to the SPAC Merger Effective Time, plus (y) the aggregate cash proceeds received by Graf or Pubco in respect of any Transaction Financing, minus (z) the aggregate amount of cash proceeds that will be required to satisfy the Redemption (and, for the avoidance of doubt, before the payment of any expenses of Graf or Big3) equals or exceeds $200,000,000, all of the Sponsor Earnout Shares will immediately vest;

(b) if, at any time during the Earnout Period the closing price of the Pubco Class A Common Stock as reported on the Stock Exchange is greater than or equal the Earnout Price for a period of at least 20 days (which need not be consecutive) out of 30 consecutive trading days, all of the Sponsor Earnout Shares will immediately vest; and

(c) in the event that there is a Sale of Pubco during the Earnout Period, and the holders of Pubco Common Stock receive a Sale Price that is greater than or equal to the Earnout Price, all of the Sponsor Earnout Shares will immediately vest.

Further, in the event that there is a Sale of Pubco during the Earnout Period, and immediately prior to (but subject to) the consummation of the Sale, the holders of Pubco Common Stock receive a Sale Price that is less than the Earnout Price, (x) if such Sale Price is payable in cash or in the form of privately held securities or other consideration other than publicly tradable securities, then all of the Sponsor Earnout Shares will be deemed forfeited and cancelled for no consideration or (ii) if such price is payable in the form of publicly tradable securities, then Pubco will cause the acquiror in such Sale to provide for the conversion of all of the Sponsor Earnout Shares into the kind and amount of such publicly tradable securities receivable upon such Sale of Pubco that the holders of Pubco Common Stock receive in such Sale and will provide that the Sponsor Earnout Shares, as so converted, will remain subject to vesting, with an appropriate adjustment to the Earnout Price to provide the same economic effect as contemplated by the earnout.

For so long as any Sponsor Earnout Share remains subject to vesting, the holder thereof will not be entitled to exercise the voting rights carried by such Sponsor Earnout Share and will not be entitled to receive any dividends or other distributions in respect of such Sponsor Earnout Share.

The foregoing description of the Sponsor Support Agreement is qualified in its entirety by reference to the full text of the Sponsor Support Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K/A, and incorporated herein by reference.

Lock-Up Agreements

Concurrently with the Closing, each Seller, the Sponsor, Cantor Fitzgerald & Co., the underwriter of Graf’s initial public offering (the “IPO Underwriter”), and each director of Graf will enter into a lock-up agreement (the “Lock-Up Agreement”), pursuant to which such person will agree not to (i) lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Pubco Common Stock to be received by such person in the Business Combination, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such shares of Pubco Common Stock, or (iii) publicly disclose the intention to do any of the foregoing, for a period commencing from the Closing and ending on the date that is 6 months after the Closing, subject to certain customary transfer exceptions.

The foregoing description of the Lock-Up Agreement is qualified in its entirety by reference to the full text of the form of Lock-Up Agreement, a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K/A, and incorporated herein by reference.

Registration Rights Agreement

Concurrently with the Closing, Pubco, the Sponsor, the IPO Underwriter, Graf’s officers and directors, and certain Sellers will enter into a Registration Rights Agreement, pursuant to which, among other things, Pubco will agree that, within 30 days after the Closing Date, Pubco will file with the SEC (at Pubco’s sole cost and expense) a registration statement registering the resale of certain securities held by or issuable to the parties thereto (the “Resale Registration Statement”), and Pubco will use its reasonable best efforts to have the Resale Registration Statement declared effective as soon as reasonably practicable after the filing thereof. Such holders will also be entitled to customary piggyback registration rights and demand registration rights pursuant to the terms of the Registration Rights Agreement.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is included as Exhibit 10.3 to this Current Report on Form 8-K/A, and incorporated herein by reference.

Warrant Assumption Agreement

Concurrently with the Closing, Graf, Pubco, and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agent”), will enter into a warrant assignment, assumption and amendment agreement (the “Warrant Assumption Agreement”), pursuant to which, among other things, Graf will assign to Pubco all of Graf’s right, title and interest in and to, and Pubco will assume all of Graf’s liabilities and obligations under the certain Warrant Agreement, dated as of June 25, 2024, between Graf and the Warrant Agent (the “Existing Warrant Agreement”). As a result, at the Closing, each Graf Warrant will automatically cease to represent a right to acquire Graf Class A Ordinary Shares and instead will represent a right to acquire Pubco Class A common stock pursuant to the terms and conditions of the Existing Warrant Agreement (as amended by the Warrant Assumption Agreement).

The foregoing description of the Warrant Assumption Agreement is qualified in its entirety by reference to the full text of the form of Warrant Assumption Agreement, a copy of which is included as Exhibit 10.4 to this Current Report on Form 8-K/A, and incorporated herein by reference.

Sponsor Indemnification Agreement

Concurrently with the Closing, Pubco, Big3 and the Sponsor will enter into an indemnification agreement (the “Sponsor Indemnification Agreement”), pursuant to which, among other things, Pubco and Big3 will indemnify, defend and hold harmless the Sponsor and its shareholders, members, directors, managers, and officers (each, a “Sponsor Indemnified Person”) from and against any and all Sponsor Indemnified Liabilities (as defined in the Sponsor Indemnification Agreement) arising out of or relating to any pending or threatened action, cause of action, suit, litigation, investigation, proceeding, inquiry, arbitration or claim against any of them or in which any of them may be a participant or may otherwise be involved (including as a witness) that arise out of or relate to Graf’s operations or conduct of its business, the Business Combination, and/or any claim against the Sponsor and/or a Sponsor Indemnified Person alleging any expressed or implied management, control or endorsement of any activities of Graf, or any express or implied association with Pubco, Big3, or Graf, or any of their respective affiliates. The Sponsor Indemnification Agreement will not however apply to claims arising primarily out of (a) any breach by such Sponsor Indemnified Person of any other agreement between such Sponsor Indemnified Person, on the one hand, and Pubco, Big3, Graf, or any of their respective subsidiaries, on the other hand, or (b) the willful misconduct, gross negligence or bad faith of such Sponsor Indemnified Person.

The foregoing description of the Sponsor Indemnification Agreement is qualified in its entirety by reference to the full text of the form of Sponsor Indemnification Agreement, a copy of which is included as Exhibit 10.5 to this Current Report on Form 8-K/A, and incorporated herein by reference.

Pubco A&R Charter

Prior to the effective time of the Closing, Pubco will adopt an amended and restated certificate of incorporation (“Pubco A&R Charter”), which will govern the rights, privileges, and preferences of the holders of Pubco securities after the Closing. The Pubco A&R Charter will implement a dual class stock structure wherein Pubco’s common stock will consist of Class A Common Stock, entitling the holders thereof to one vote per share on all matters on which the shares of Class A Common Stock are entitled to vote, and Class B Common Stock, which will have economic rights (including dividend and liquidation rights) identical to those of the Class A Common Stock but the holders thereof will be entitled to ten votes per share on all matters on which the shares of Class B Common Stock are entitled to vote, which voting structure will terminate on the date that is ten years after the Closing Date, or earlier in certain circumstances as more fully set forth in the Pubco A&R Charter.

The foregoing description of the Pubco A&R Charter does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Pubco A&R Charter, a copy of which is included as Exhibit 3.1 to this Current Report on Form 8-K/A, and the terms of which are incorporated herein by reference.

Convertible Promissory Note

On June 10, 2026, Graf issued a convertible promissory note (the “Convertible Promissory Note”) to Harraden Circle Investments, LLC, a Delaware limited liability company (the “Payee”), which included as a party James Graf, Graf’s Chief Executive Officer, Chief Financial Officer, and director and affiliate of the Sponsor, solely with respect to the last sentence of Section 17 thereof. Pursuant to the Convertible Promissory Note, Graf may borrow up to $200,000 (the “Loan”) from the Payee for working capital and general corporate purposes. The Loan includes $50,000 previously advanced by the Payee to Graf in March 2026, $75,000 previously advanced by the Payee to Graf in April 2026, and $75,000 drawn by Graf concurrently with the execution of the Convertible Promissory Note. As a result, the Loan has been fully drawn down and no amounts are available for further drawdowns. The Convertible Promissory Note replaced and superseded the promissory note among Graf, Payee, and James Graf dated June 4, 2026. The Loan may, at the Payee’s discretion, be converted into Graf Class A Ordinary Shares at a conversion price equal to $10.00 per share (the “Conversion Shares”).

In addition, pursuant to the Convertible Promissory Note, the Payee is entitled to receive one warrant (each a “Warrant”) to purchase one Graf Class A Ordinary Shares (the “Issuance Warrants”) for each dollar funded under the Loan to be issued immediately prior to the closing of Graf's initial business combination. The terms of the Warrants will be identical to those of the private placement warrants that were issued to the Sponsor in connection with Graf’s initial public offering that was consummated on June 27, 2024, including the transfer restrictions applicable to such private placement warrants.

The Loan will not bear any interest before due, and will be repayable by Graf to the Payee, if not converted, upon the earlier of the closing of Graf's initial business combination and its liquidation. If Graf liquidates, the Loan will be repaid only from funds held outside of the trust account established in connection with Graf's initial public offering. The maturity date of the Loan may be accelerated upon the occurrence of an Event of Default (as defined under the Convertible Promissory Note).

In lieu of issuing the Conversion Shares and/or Issuance Warrants, the Sponsor may re-allocate securities among members of the Sponsor and Graf Global Management LLC to satisfy Graf's obligations to issue Conversion Shares and Issuance Warrants under the Convertible Promissory Note, in which case neither Graf nor Pubco will not be separately obligated to issue such securities. Graf agreed to register the resale of the Conversion Shares, Issuance Warrants, and the Graf Class A Ordinary Shares underlying the Issuance Warrants. Graf has also agreed to reimburse the Payee’s attorney’s fees incurred in connection with the preparation of the Convertible Promissory Note.

The foregoing description of the Convertible Promissory Note does not purport to be complete and is qualified in its entirety by the terms and conditions thereof. A copy of the Convertible Promissory Note is attached hereto as Exhibit 10.6 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information relating to the Convertible Promissory Note disclosed under Item 1.01 of this Current Report on Form 8-K/A is incorporated by reference into this Item 2.03 to the extent required herein.

Item 3.02 Unregistered Sales of Equity Securities

The disclosures set forth above in Item 1.01 of this Current Report on Form 8-K/A with respect to the issuance of shares of Pubco Common Stock to certain Big3 equityholders pursuant to the Business Combination Agreement and the Convertible Promissory Note are incorporated by reference herein. The (i) Pubco Common Stock issuable in connection with the Business Combination to the High Vote Sellers and (ii) Conversion Shares and Issuance Warrants issuable in connection with the Convertible Promissory Note will not be registered under the Securities Act, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated under the Securities Act, as a transaction by an issuer not involving a public offering.

Additional Information about the Business Combination and Where to Find It

In connection with the proposed Business Combination, the parties to the Business Combination Agreement intend to file relevant materials with the SEC, including a registration statement on Form S-4 that PubCo and BIG3 intend to file in connection with the proposed Business Combination (the “Registration Statement”), and after the Registration Statement is declared effective, GRAF will mail the proxy statement included therein to holders of GRAF’s ordinary shares in connection with GRAF’s solicitation of proxies for the vote of the GRAF shareholders with respect to the proposed Business Combination.

This Report is not a substitute for the Registration Statement or any other document that may be filed by the Parties with the SEC. INVESTORS AND SHAREHOLDERS OF GRAF ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED BY EACH OF THE PARTIES WITH THE SEC IN CONNECTION WITH THE BUSINESS COMBINATION, INCLUDING THE REGISTRATION STATEMENT (WHEN THEY ARE AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PARTIES AND THE TRANSACTION AND RELATED MATTERS. Investors and shareholders are or will be able to obtain these documents (when they are available) free of charge from the SEC’s website at www.sec.gov.

Additional Information About the Extension and Where to Find It

Graf filed a definitive proxy statement with the SEC on June 8, 2026 (the “Extension Proxy Statement”) in connection with Graf’s solicitation of proxies for the vote by Graf shareholders to approve an amendment to Graf’s amended and restated memorandum and articles of association to extend (the “Extension”) the date by which Graf must consummate an initial business combination. GRAF has filed and mailed the Extension Proxy Statement to Graf’s shareholders of record as of June 1, 2026, the record date established for voting on the Extension. Graf may also file other relevant documents regarding the Extension with the SEC. This Report does not contain all the information that should be considered concerning the Extension and is not intended to form the basis of any investment decision or any other decision in respect of the Extension. Before making any voting or investment decision, investors, security holders of Graf, and other interested persons are urged to read the Extension Proxy Statement and any amendments or supplements thereto when available in connection with Graf’s solicitation of proxies for its extraordinary meeting of shareholders to be held to approve the Extension, because these documents will contain important information about Graf and the Extension.

Participants in the Solicitation

The Parties and their respective directors, managers and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies of Graf’s shareholders in connection with the proposed Business Combination and in connection with the Extension. Investors and security holders may obtain more detailed information regarding the names and interests of Graf’s directors and officers in the proposed Business Combination in Graf’s filings with the SEC, including Graf’s Annual Report filed on Form 10-K under the headings “Directors, Executive Officers and Corporate Governance”, “Executive Compensation”, “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Certain Relationships and Related Transactions, and Director Independence”, which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1897463/000110465926058645/tmb-20251231x10k.htm and in Graf’s definitive proxy statement filed with the SEC on Schedule 14A, in connection with the Extension, under the heading “Interests of the Graf Insiders”, which is available at https://www.sec.gov/Archives/edgar/data/1897463/000110465926071445/tm2615987d2_def14a.htm. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Graf’s shareholders in connection with (i) the proposed Business Combination will be set forth in the Registration Statement, which is expected be filed by Pubco and BIG3 with the SEC and (ii) the Extension is set forth in the Extension Proxy Statement. Investors, shareholders and other interested persons are urged to read the Extension Proxy Statement, the Registration Statement and the proxy statement/prospectus included therein and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the Extension and the proposed Business Combination. Investors, shareholders and other interested persons will be able to obtain free copies of the Extension Proxy Statement and the Registration Statement and proxy statement/prospectus and other documents containing important information about the Parties through the website maintained by the SEC at www.sec.gov.

Forward-Looking Statements

This Report contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the Parties and the proposed Business Combination, including expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding the Parties, the proposed Business Combination and statements regarding the anticipated benefits and timing of the completion of the proposed Business Combination, the assets held by the Parties, the anticipated business of BIG3 and the market in which it operates, planned business strategies, plans and use of proceeds, objectives of management for future operations of BIG3, expected operating costs of Pubco, BIG3 and their subsidiaries, the upside potential and opportunity for investors, BIG3’s plan for value creation and strategic advantages, market size and growth opportunities, competitive position and the interest of other corporations in similar business strategies, market trends, future financial condition and performance and expected financial impacts of the proposed Business Combination, the satisfaction of closing conditions to the proposed Business Combination and the level of redemptions of GRAF’s public shareholders, and the Parties’ respective or collective expectations, intentions, strategies, assumptions, or beliefs about future events, results of operations, or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “expect,” “anticipate,” “intend,” “future,” “potential,” “plan,” “may,” “will,” “will be,” “will continue,” and similar expressions; but this Report may include other forward-looking information and data that are not preceded by any of the foregoing words. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements.

Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Report, including, but not limited to: uncertainties as to the timing of the completion of the proposed Business Combination; the risk that the proposed Business Combination may not be completed in a timely manner or at all; the risk that the proposed Business Combination may not be completed by GRAF’s business combination deadline; the failure by the Parties to satisfy the conditions to the consummation of the proposed Business Combination, including the approval of GRAF’s shareholders; the risk that the announcement and pendency of the proposed Business Combination could have adverse effects on the market price of GRAF’s securities, including if the proposed Business Combination is not consummated; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations; the failure of Pubco to obtain or maintain the listing of its securities on the national securities exchange after the closing of the proposed Business Combination; costs related to the proposed Business Combination; changes in business, market, financial, political and regulatory conditions; the effect of the announcement or pendency of the proposed Business Combination on BIG3’s ability to retain and hire key personnel, to maintain relationships with business partners, or its operating results and business generally; risks related to diverting BIG3’s management’s attention from BIG3’s ongoing business operations; risks related to increased competition in the industries in which BIG3 will operate; risks that after consummation of the proposed Business Combination, BIG3 experiences difficulties managing its growth, expanding operations, or executing its strategies; the risk that the expected benefits of the proposed Business Combination are not realized when and as expected; the outcome of any potential legal proceedings that may be instituted against the Parties or others following announcement of the proposed Business Combination; and those risk factors discussed in documents of Pubco, BIG3 or GRAF filed, or to be filed, with the SEC.

No Offer or Solicitation

This Report does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or the Extension or (ii) an offer to sell, a solicitation of an offer to buy or a recommendation to purchase any security of Pubco, Big3, Graf or any of their respective affiliates. No such offering of securities will be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom. Investment in any securities described herein has not been approved or disapproved by the SEC or any other regulatory authority nor has any authority passed upon or endorsed the merits of the offering or the accuracy or adequacy of the information contained herein; any representation to the contrary is a criminal offense.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
2.1*†	Business Combination Agreement, dated June 12, 2026, by and among Graf Global Corp., Halfcourt Holdco, Inc., Halfcourt Merger Sub Inc., Halfcourt Merger Sub LLC, and BIG3 HoldCo LLC.
10.1*	Sponsor Support Agreement, dated June 12, 2026, by and among Graf Global Corp., Graf Global Sponsor LLC, Halfcourt Holdco, Inc., BIG3 HoldCo LLC and the other parties set forth on the signature pages thereto.
10.2	Form of Lock-Up Agreement.
10.3	Form of Registration Rights Agreement.
10.4	Form of Warrant Assumption Agreement.
10.5	Form of Sponsor Indemnification Agreement.
10.6*	Convertible Promissory Note, dated June 10, 2026, and issued to Harraden Circle Investments, LLC.
99.1	Form of Amended and Restated Certificate of Incorporation of Halfcourt Holdco, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain schedules and attachments to these documents have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish supplementally to the SEC a copy of all omitted schedules upon request.
†	Certain personally identifiable information has been omitted from this Exhibit pursuant to Item 601(a)(6) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAF GLOBAL CORP.

	By:	/s/ James A. Graf
		Name:	James A. Graf
		Title:	Chief Executive Officer, Chief Financial Officer and Director

Dated: June 12, 2026

Exhibit 2.1

BUSINESS COMBINATION AGREEMENT

by and among

Graf Global Corp.,

as SPAC,

Halfcourt Holdco, Inc.,

as Pubco,

Halfcourt Merger Sub Inc.,

as SPAC Merger Sub,

Halfcourt Merger Sub LLC,

as Company Merger Sub

and

BIG3 HoldCo LLC,

as the Company

Dated as of June 12, 2026

i

ii

INDEX OF EXHIBITS

Exhibit	Description

Exhibit A	Form of Sponsor Support Agreement
Exhibit B	Form of Lock-Up Agreement
Exhibit C	Form of Registration Rights Agreement
Exhibit D	Form of Warrant Assumption Agreement
Exhibit E	Form of Sponsor Indemnification Agreement
Exhibit F	Form of Seller Written Consent
Exhibit G	Form of Amended Pubco Charter

iii

BUSINESS COMBINATION AGREEMENT

This Business Combination Agreement (this “Agreement”) is made and entered into as of June 12, 2026 by and among (i) Graf Global Corp., a Cayman Islands exempted company (together with its successors, including after the Conversion (as defined below), “SPAC”), (ii) Halfcourt Holdco, Inc., a Delaware corporation (“Pubco”), (iii) Halfcourt Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco (“SPAC Merger Sub”), (iv) Halfcourt Merger Sub LLC, a Delaware limited liability company and a wholly-owned subsidiary of Pubco (“Company Merger Sub” and together with SPAC Merger Sub, the “Merger Subs”, and the Merger Subs collectively with Pubco and the Company (as defined below), the “Company Parties”), and (v) BIG3 HoldCo LLC, a Delaware limited liability company (together with its successors, the “Company”). SPAC, Pubco, SPAC Merger Sub, Company Merger Sub and the Company are sometimes referred to herein individually as a “Party” and, collectively, as the “Parties”.

RECITALS:

A.            Pubco is a newly incorporated Delaware corporation that is owned entirely by one or more managers or officers of the Company, and Pubco owns all of the issued and outstanding equity interests of SPAC Merger Sub and Company Merger Sub, each of which is a newly organized entity formed for the sole purpose of effecting the Mergers (as defined below);

B.            Upon the terms and subject to the conditions set forth herein, the Parties desire and intend to effect a business combination transaction pursuant to which (i) SPAC Merger Sub will merge with and into SPAC, with SPAC continuing as the surviving entity (the “SPAC Merger”) and as a result of which each issued and outstanding security of SPAC immediately prior to the effective time of the SPAC Merger shall no longer be outstanding and shall automatically be cancelled in exchange for which the security holders of SPAC shall receive substantially equivalent securities of Pubco, (ii) Company Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity (the “Company Merger”, and together with the SPAC Merger, the “Mergers”), and as a result of which each issued and outstanding security of the Company immediately prior to the effective time of the Company Merger shall no longer be outstanding and shall automatically be cancelled in exchange for which the security holders of the Company shall receive shares of common stock of Pubco and each Earnout Participant (as defined below) shall receive the Earnout Shares (as defined below), and (iii) as a result of which Mergers, SPAC and the Company will become wholly-owned subsidiaries of Pubco and Pubco will become a publicly traded company;

C.            Prior to the consummation of the Mergers, SPAC shall transfer by way of continuation out of the Cayman Islands and into the State of Delaware so as to re-domicile as and become a Delaware corporation pursuant to Part 12 of the Companies Act (As Revised) of the Cayman Islands (the “Act”) and the applicable provisions of the Delaware General Corporation Law (as amended, the “DGCL”);

D.            The board of directors of SPAC has (i) determined that the Conversion, the respective Mergers and the other transactions contemplated hereby are fair, advisable and in the best interests of the SPAC and all of its shareholders, (ii) approved this Agreement and the transactions contemplated hereby, including the Conversion and the SPAC Merger, upon the terms and subject to the conditions set forth herein, (iii) determined that the fair market value of the Company and its consolidated subsidiaries was equal to at least 80% of the net assets held in the Trust Account as of the date of this Agreement (excluding the deferred underwriting commissions and taxes payable on the income earned on the Trust Account) and (iv) determined to recommend to the SPAC’s shareholders the approval and adoption of this Agreement and the transactions contemplated hereby, including the Conversion and the SPAC Merger (the “SPAC Board Recommendation”);

E.             The boards of directors of Pubco and SPAC Merger Sub have each (i) determined that the respective Mergers to which they are a party are fair, advisable and in the best interests of their respective companies and stockholders or shareholders (as relevant), (ii) approved this Agreement and the transactions contemplated hereby, including the respective Mergers to which they are a party, upon the terms and subject to the conditions set forth herein, and (iii) determined to recommend to their respective stockholders, shareholders or class or stockholders or shareholders (as relevant) the approval and adoption of this Agreement and the transactions contemplated hereby, including the respective Mergers to which they are a party;

F.             The board of managers or manager, as applicable, of the Company and Company Merger Sub have each (i) determined that the Company Merger is fair, advisable and in the best interests of its respective company and members, (ii) approved this Agreement and the transactions contemplated hereby, including the Company Merger, upon the terms and subject to the conditions set forth herein and (iii) determined to recommend to its respective members the approval and adoption of this Agreement and the transactions contemplated hereby, including the Company Merger;

G.            Contemporaneously with the execution and delivery of this Agreement, the Sponsor and each of the SPAC’s independent directors has executed and delivered to the Company the Sponsor Support Agreement in the form attached as Exhibit A hereto (the “Sponsor Support Agreement”), pursuant to which, among other things, (a) the Sponsor and such independent directors have (i) agreed not to transfer or redeem any SPAC Ordinary Shares held by such person, (ii) to vote in favor of this Agreement and the Conversion, the SPAC Merger and the other transactions contemplated hereby at the SPAC Extraordinary General Meeting, and (iii) irrevocably and unconditionally elected to convert, on a one-for-one basis, each SPAC Class B Ordinary Share held by it into one (1) share of SPAC Class A Ordinary Share (the “Class B Share Conversion”) and to waive any adjustment to the conversion ratio set forth in the SPAC Organizational Documents or any other anti-dilution or similar protection, in each case, with respect to the SPAC Class B Ordinary Shares owned by them in connection with the Conversion and SPAC Merger, (b) Sponsor has agreed to surrender certain shares of SPAC described therein (the “Sponsor Forfeited Shares”) and to subject to earnout certain shares of SPAC described therein, and (c) Sponsor has agreed to invest, or cause its affiliate or designee to invest, an aggregate of at least $5,000,000 of gross proceeds in a Transaction Financing if the Closing SPAC Cash is less than $100,000,000, in each case upon the terms and subject to the conditions set forth therein;

H.            Contemporaneously with the Closing, the Sponsor, SPAC’s independent directors, IPO Underwriter, Sellers and the directors and officers of the Company will each enter into a Lock-Up Agreement with Pubco, the Company, and the SPAC, substantially in the form attached hereto as Exhibit B (each, a “Lock-Up Agreement”);

I.              Contemporaneously with the Closing, SPAC, Pubco, the Sponsor, the SPAC’s independent directors, the IPO Underwriter, and certain of the Sellers will execute and deliver a Registration Rights Agreement, the form of which is attached as Exhibit C hereto (the “Registration Rights Agreement”);

J.              Contemporaneously with the Closing, SPAC and Pubco will execute and deliver a warrant assumption agreement, which will provide for the assumption of the SPAC Warrants by Pubco and reflect that the Pubco Warrants will be exercisable for Pubco Class A Common Stock in lieu of SPAC Class A Ordinary Shares following the Closing, substantially in the form attached hereto as Exhibit D (the “Warrant Assumption Agreement”);

K.             Contemporaneously with the Closing, Pubco, the Company, and the Sponsor will enter into an indemnification agreement whereby Pubco and the Company will agree to indemnify the Sponsor and its Affiliates, substantially in the form attached hereto as Exhibit E (the “Sponsor Indemnification Agreement”);

L.             Contemporaneously with the execution and delivery of this Agreement, a written consent in substantially the form attached hereto as Exhibit F (the “Seller Written Consent”), has been duly executed and by such Sellers with respect to the Company Securities held by them sufficient to approve the adoption of this Agreement and approve the Company Merger and the other transactions contemplated by this Agreement (including, without limitation, (i) Jeff Kwatinetz and O’Shea Jackson, Sr., (ii) holders of Company Securities representing at least the Class A Majority Interest (as defined in the Company Operating Agreement), (iii) holders of Company Securities representing the Preferred Majority Interest (as defined in the Company Operating Agreement) and (iv) holders of Company Securities representing the Series B Preferred Majority Interest (as defined in the Company Operating Agreement)) and delivered to SPAC;

M.            Following the date hereof, Pubco intends to enter into employment agreements with each of Jeffrey Kwatinetz, O’Shea Jackson, Sr. and Sean Bannon (collectively, the “Employment Agreements”), in each case to be effective as of Closing;

N.            The Parties hereby agree and acknowledge that for U.S. federal income Tax purposes, (i) the Class B Share Conversion is intended to constitute a reorganization within the meaning of Section 368(a)(1)(E) of the Code, (ii) the Conversion is intended to constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Code, (iii) the Mergers are intended to qualify as an exchange described in Section 351 of the Code and (iv) if the 368 Requirement is satisfied, the SPAC Merger is intended to qualify as a reorganization within the meaning of Section 368(a) of the Code and the Treasury Regulations promulgated thereunder, and each of the Parties acknowledges and agrees that each is responsible for paying its own Taxes, including any adverse Tax consequences that may result if any of the transactions contemplated hereby do not so qualify; and

O.             Certain capitalized terms used herein are defined in Article XI hereof.

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and the representations, warranties, covenants and agreements contained in this Agreement, and intending to be legally bound hereby, the Parties hereto agree as follows:

Article I
MERGER

1.1            Pre-Conversion Actions. Upon the terms and subject to the conditions set forth in this Agreement, subject to receipt of the Required SPAC Shareholder Approval, immediately prior to the Conversion (i) the Redemption shall occur, (ii) to the extent any SPAC Public Units remain outstanding and unseparated, the SPAC Class A Ordinary Shares and SPAC Public Warrants comprising each such issued and outstanding SPAC Public Unit shall be automatically separated (the “Unit Separation”) and the holder of each SPAC Public Unit shall be deemed to hold one (1) SPAC Class A Ordinary Share and one-half (1/2) of one SPAC Public Warrant, and immediately following the Unit Separation, all SPAC Public Units shall automatically be cancelled and shall cease to exist, and the holders of SPAC Public Units immediately prior to the Unit Separation shall cease to have any rights with respect to such SPAC Public Units except as provided herein, and (iii) pursuant to the Sponsor Support Agreement and SPAC Organizational Documents (as applicable), (x) Sponsor shall surrender the Sponsor Forfeited Shares, and (y) the Class B Share Conversion shall occur.

1.2            Conversion of SPAC.

(a)            One day prior to the SPAC Merger Effective Time, and subject to (i) obtaining the approval of the holders of the SPAC Class B Ordinary Shares by way of special resolution (being an affirmative vote of the holders of a majority of at least two-thirds of the SPAC Class B Ordinary Shares entitled to vote, who attend and vote thereupon, in accordance with the SPAC Organizational Documents, or, alternatively, a unanimous written resolution of all holders of SPAC Class B Ordinary Shares) in accordance with the SPAC Organizational Documents and (ii) SPAC duly filing (1) the Cayman Conversion Documents with the Cayman Islands Registrar of Companies (the “Cayman Registrar”) and (2) the Delaware Conversion Documents with the State of Delaware, SPAC shall adopt Organizational Documents for Delaware corporations in a form satisfactory to SPAC (the “Conversion Organizational Documents”), SPAC shall transfer by way of continuation out of the Cayman Islands and into the State of Delaware so as to deregister as an exempted company in the Cayman Islands pursuant to Part 12 of the Act and to convert into and become a Delaware corporation pursuant to the Act and the applicable provisions of the DGCL (the “Conversion”).

(b)            At the effective time of the Conversion, by virtue of the Conversion, and without any action on the part of any holder of SPAC Ordinary Shares or SPAC Warrants, (i) each then issued and outstanding SPAC Class A Ordinary Share (for the avoidance of doubt, after effecting the Redemption, Unit Separation, and Class B Share Conversion) shall convert automatically into one share of SPAC Common Stock and (ii) each then issued and outstanding whole SPAC Warrant shall become exercisable for one share of SPAC Common Stock in lieu of one SPAC Class A Ordinary Share, pursuant to the Warrant Agreement. No fractional share of SPAC Common Stock and no fractional warrants, or certificates or scrip, will be issued upon the conversion of the SPAC Ordinary Shares and SPAC Warrants pursuant to the Conversion, and any such fractional shares or interests therein will not entitle the owner thereof to vote or to any rights of a stockholder or warrantholder of SPAC following the Conversion. Any fractional share of SPAC Common Stock and fractional warrants will be rounded down to the nearest whole number of shares of or warrants, respectively.

1.3            The SPAC Merger. At the SPAC Merger Effective Time and subject to and upon the terms and conditions of this Agreement, and following the Conversion (as described in Section 1.2), and in accordance with the applicable provisions of the DGCL, SPAC Merger Sub and SPAC shall consummate the SPAC Merger, pursuant to which SPAC Merger Sub shall be merged with and into SPAC, following which the separate corporate existence of SPAC Merger Sub shall cease and SPAC shall continue as the surviving corporation in the SPAC Merger. The SPAC as the surviving corporation after the SPAC Merger is hereinafter sometimes referred to as “SPAC Surviving Subsidiary” (provided, that references to SPAC for periods after the SPAC Merger Effective Time shall include SPAC Surviving Subsidiary).

1.4            The Company Merger. At the Company Merger Effective Time and subject to and upon the terms and conditions of this Agreement and in accordance with the applicable provisions of the Delaware Limited Liability Company Act (“DLLCA”), following the SPAC Merger, Company Merger Sub and the Company shall consummate the Company Merger, pursuant to which Company Merger Sub shall be merged with and into the Company, following which the separate limited liability company existence of Company Merger Sub shall cease and the Company shall continue as the surviving limited liability company in the Company Merger. The Company as the surviving limited liability company after the Company Merger is hereinafter sometimes referred to as “Company Surviving Subsidiary” (provided, that references to the Company for periods after the Company Merger Effective Time shall include Company Surviving Subsidiary), and together with SPAC Surviving Subsidiary, the “Surviving Subsidiaries”.

1.5            Pre-Effective Time Conversions; Effective Time.

(a)            Immediately prior to the Company Merger Effective Time,, each Company Convertible Security (other than a Company Warrant) that is outstanding immediately prior to the Company Merger Effective Time (if any), including all principal and interest thereunder, to the extent applicable, shall convert in full into Company Interests in accordance with the terms thereof, such that immediately thereafter, all of the Company Convertible Securities (other than the Company Warrants) shall no longer be outstanding and shall cease to exist, and each holder of a Company Convertible Security (other than a Company Warrant) shall thereafter cease to have any rights with respect thereto; and

(b)            Subject to the conditions of this Agreement, the Parties shall (i) cause the SPAC Merger to be consummated by filing a certificate of merger in form and substance reasonably acceptable to the Company and SPAC (the “SPAC Certificate of Merger”) with the Secretary of State of the State of Delaware in accordance with the applicable provisions of the DGCL, and (ii) cause the Company Merger to be consummated by filing a certificate of merger in form and substance reasonably acceptable to the Company and SPAC (the “Company Certificate of Merger”) with the Secretary of State of the State of Delaware in accordance with the applicable provisions of the DLLCA, with the SPAC Merger to occur first (the time of the SPAC Merger, the “SPAC Merger Effective Time”), followed by the Company Merger (the time of the Company Merger, the “Company Merger Effective Time”, and together with the SPAC Merger Effective Time, each, an “Effective Time”), on the Closing Date or at such other date and/or time as may be agreed in writing by the Company and SPAC and specified in each of SPAC Certificate of Merger and the Company Certificate of Merger.

1.6            Effect of the Mergers. At the applicable Effective Time, the effect of the Mergers shall be as provided in this Agreement and the applicable provisions of the DGCL, DLLCA and other applicable Law. Without limiting the generality of the foregoing, and subject thereto, at the SPAC Merger Effective Time and the Company Merger Effective Time, respectively, all the property, rights, agreements, privileges, powers and franchises of SPAC Merger Sub and Company Merger Sub, respectively, shall vest in SPAC Surviving Subsidiary and Company Surviving Subsidiary, respectively, and all debts, liabilities, obligations and duties of SPAC Merger Sub and Company Merger Sub, respectively, shall become the debts, liabilities, obligations and duties of SPAC Surviving Subsidiary and Company Surviving Subsidiary, respectively, including in each case the rights and obligations of each such Party under this Agreement and the Ancillary Documents from and after the SPAC Merger Effective Time and the Company Merger Effective Time, respectively.

1.7            Governing Documents. At the SPAC Merger Effective Time, (i) each of the certificate of incorporation and bylaws of SPAC Merger Sub shall become the certificate of incorporation and bylaws of SPAC Surviving Subsidiary, respectively, (ii) the name of the SPAC Surviving Subsidiary shall be such name as reasonably determined by Pubco. At the Company Merger Effective Time, each of the certificate of formation and operating agreement of Company Merger Sub shall become the certificate of formation and operating agreement of Company Surviving Subsidiary, respectively, except that the name of Company Surviving Subsidiary in such certificate of formation and operating agreement shall be such name as reasonably determined by Pubco.

1.8            Directors, Officers and Managers of the Surviving Subsidiaries.

(a)            The parties hereto will take all requisite action such that (i) each of the independent directors of SPAC as of immediately prior to the Conversion will cease to be a director of SPAC as of the Conversion (including by causing each such director to tender an irrevocable resignation as a director, effective as of the effective time of the Conversion), and immediately following the Conversion, James Graf will be the sole director of SPAC, to hold office in accordance with the provisions of the DGCL and the Conversion Organizational Documents, until the SPAC Merger Effective Time, (ii) the officers of SPAC as of immediately prior to the Conversion will continue as the officers of SPAC immediately after the effective time of the Conversion, each to hold office in accordance with the provisions of the DGCL and the Conversion Organizational Documents, until the SPAC Merger Effective Time, and (iii) each director and officer of SPAC in office following the Conversion and immediately prior to the SPAC Merger Effective Time, shall cease to be a director or officer, as applicable, immediately following the SPAC Merger Effective Time (including by causing each such director and officer to tender an irrevocable resignation as a director or officer (as applicable), effective as of the SPAC Merger Effective Time).

(b)            At the SPAC Merger Effective Time, the board of directors and executive officers of SPAC Surviving Subsidiary shall be the board of directors and executive officers of Pubco, after giving effect to Section 6.17, each to hold office in accordance with the organizational documents of SPAC Surviving Subsidiary until their successors are duly elected or appointed and qualified or their earlier death, resignation, or removal.

(c)            At the Company Merger Effective Time, the board of managers and executive officers of Company Surviving Subsidiary shall be designated by the Company, each to hold office in accordance with the organizational documents of the Company Surviving Subsidiary until their successors are duly elected or appointed and qualified or their earlier death, resignation, or removal.

1.9            Merger Consideration. The aggregate consideration to be paid or payable to holders of the Company Securities as of the Company Merger Effective Time (including, for the avoidance of doubt, Company Interests issued upon the conversions and exercises described in Section 1.5(a)) pursuant to the Company Merger shall consist of a number of newly issued shares of Pubco Common Stock equal to (x) the result of (i) Two-Hundred and Ninety Million U.S. Dollars ($290,000,000) plus (ii) the Company’s Cash Position at the Company Merger Effective Time, divided by (y) the Per Share Price (the “Merger Consideration”). At the Company Merger Effective Time, the Company Interests issued and outstanding as of immediately prior to the Company Merger Effective Time (including, for the avoidance of doubt, Company Interests issued upon the conversions and exercises described in Section 1.5(a)) shall be cancelled and extinguished and converted into the right for the respective Sellers to receive:

(i)            to the Sellers (other than the High Vote Sellers) holding the Class A Units, Class B Units and Preferred Units, their respective Percentage Merger Consideration in the form of Pubco Class A Common Stock; and

(ii)           to the High Vote Sellers holding the Class A Units, Class B Units and Preferred Units, their respective Percentage Merger Consideration in the form of Pubco Class B Common Stock.

1.10          Earnout.

(a)            At the Closing, subject to the terms and conditions set forth herein, Pubco shall cause the holders of Company Interests immediately prior to the Closing (collectively, the “Earnout Participants”) to be issued an aggregate of an additional Two Million (2,000,000) shares of Pubco Class A Common Stock (the “Earnout Shares”), which shall be unvested and subject to forfeiture, as described in this Section 1.10. The Earnout Shares shall vest upon the first to be satisfied of any of the following conditions:

(i)            if, at any time during the period beginning on the Closing Date and ending on the fifth (5th) anniversary of the Closing (the “Earnout Period”), the closing price of the Pubco Class A Common Stock as reported on the Stock Exchange is greater than or equal to $15.00 (the “Earnout Price”) for a period of at least 20 days (which need not be consecutive) out of 30 consecutive trading days, all of the Earnout Shares shall immediately vest; and

(ii)           in the event that there is a Sale of Pubco during the Earnout Period, and the holders of Pubco Common Stock receive a Sale Price that is greater than or equal to the Earnout Price, all of the Earnout Shares shall immediately vest.

(b)            The number of Earnout Shares to be issued to each Earnout Participant shall be equal to the product of Two Million (2,000,000) and the percentage set forth opposite such Earnout Participant’s name on Schedule 1.9, rounded down to the nearest whole number.

(c)            In the event that there is a Sale of Pubco during the Earnout Period, and immediately prior to (but subject to) the consummation of the Sale, the holders of Pubco Common Stock receive a Sale Price that is less than the Earnout Price, (i) if such Sale Price is payable in cash or in the form of privately held securities or other consideration other than publicly tradable securities, then all of the Earnout Shares shall be deemed forfeited and cancelled for no consideration or (ii) if such price is payable in the form of publicly tradable securities, then Pubco shall cause the acquiror in such Sale to provide for the conversion of all of the Earnout Shares into the kind and amount of such publicly tradable securities receivable upon such Sale of Pubco that the holders of Pubco Common Stock receive in such Sale and shall provide that the Earnout Shares, as so converted, shall remain subject to vesting as set forth in this Section 1.10, with an appropriate adjustment to the Earnout Price to provide to the Earnout Participants the same economic effect as contemplated by this Section 1.10 prior to such event.

(d)            In the event Pubco shall at any time during the Earnout Period pay any dividend on Pubco Common Stock by the issuance of additional shares of Pubco Common Stock, or effect a subdivision, recapitalization, split, or combination, exchange or consolidation of the outstanding Pubco Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Pubco Common Stock, then in each such case, in respect of the Earnout Shares (i) the number of Earnout Shares shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Pubco Common Stock (including any other shares so reclassified as Pubco Common Stock) outstanding immediately after such event and the denominator of which is the number of shares of Pubco Common Stock that were outstanding immediately prior to such event, and (ii) the Earnout Price set forth in this Section 1.10 shall be appropriately adjusted to provide to the Earnout Participants the same economic effect as contemplated by this Section 1.10 prior to such event.

(e)            Further, for so long as any Earnout Shares remain subject to the vesting conditions specified in this Section 1.10, (i) the holder thereof will not be entitled to exercise the voting rights carried by such Earnout Shares and (ii) the holder thereof will not be entitled to receive any dividends or other distributions in respect of such Earnout Shares; provided, that any dividends or distributions paid or made in respect of such Earnout Shares will be retained by Pubco and invested as and to the extent determined by Pubco, and such dividends or distributions (together with any earnings thereon) will be paid or made to the holder of such Earnout Shares only when and to the extent that such Earnout Shares vest in accordance with this Section 1.10.

(f)             If, upon the expiration of the Earnout Period, the vesting of the Earnout Shares has not occurred in accordance with this Section 1.10, then the Earnout Shares will be forfeited to Pubco for no consideration, and no Person (other than Pubco) will have any further right with respect thereto.

(g)            For U.S. federal (and applicable state, local and non-U.S.) income Tax purposes, the Parties intend that (i) the Earnout Shares shall be treated as contingent stock consideration delivered by Pubco in connection with the Mergers (and, for the avoidance of doubt, as part of the Intended Tax Treatment, including the transaction described in Section 351 of the Code), with the issuance and any subsequent vesting thereof reported consistent with such treatment, and (ii) the Earnout Shares are not (and shall not be treated as) compensation for services within the meaning of Section 83 of the Code. Any withholding required in respect of the Earnout Shares (including any amount treated as interest under Section 483 of the Code, if any) shall be effected in accordance with Section 1.15.

1.11          Effect of SPAC Merger on Issued and Outstanding Securities of SPAC and SPAC Merger Sub. At the SPAC Merger Effective Time, by virtue of the SPAC Merger and following the Redemption, Unit Separation, Class B Share Conversion and Conversion, and without any action on the part of any Party or the holders of securities of the SPAC or any Company Party:

(a)            SPAC Common Stock. At the SPAC Merger Effective Time, each issued and outstanding share of SPAC Common Stock (other than those described in Section 1.11(c)) shall be converted automatically into and thereafter represent the right to receive one share of Pubco Class A Common Stock, following which, all shares of SPAC Common Stock shall cease to be outstanding and shall automatically be cancelled and shall cease to exist.

(b)            SPAC Warrants. At the SPAC Merger Effective Time, each issued and outstanding SPAC Public Warrant shall be converted into one Pubco Public Warrant and each issued and outstanding SPAC Private Warrant shall be converted into one Pubco Private Warrant. At the SPAC Merger Effective Time, SPAC Warrants shall cease to be outstanding and shall automatically be cancelled and retired and shall cease to exist. Each of the Pubco Public Warrants shall have, and be subject to, substantially the same terms and conditions set forth in SPAC Public Warrants, and each of the Pubco Private Warrants shall have, and be subject to, substantially the same terms and conditions set forth in SPAC Private Warrants, except that in each case they shall represent the right to acquire shares of Pubco Class A Common Stock in lieu of shares of SPAC Common Stock pursuant to the terms of the Warrant Assumption Agreement. At or prior to the SPAC Merger Effective Time, Pubco shall take all corporate action necessary to reserve for future issuance, and shall maintain such reservation for so long as any of the Pubco Warrants remain outstanding, a sufficient number of shares of Pubco Class A Common Stock for delivery upon the exercise of such Pubco Warrants.

(c)            Treasury Stock. At the SPAC Merger Effective Time, if there are any shares of capital stock of SPAC that are owned by SPAC as treasury shares or by any direct or indirect Subsidiary of SPAC, such shares shall be cancelled and extinguished without any conversion thereof or payment therefor.

(d)            SPAC Merger Sub Stock. At the SPAC Merger Effective Time, each share of common stock of SPAC Merger Sub outstanding immediately prior to the SPAC Merger Effective Time shall be converted into an equal number of shares of common stock of SPAC Surviving Subsidiary, with the same rights, powers and privileges as the shares so converted and shall constitute the only outstanding shares of capital stock of SPAC Surviving Subsidiary.

1.12          Effect of Company Merger on Issued Securities of the Company and Company Merger Sub. At the Company Merger Effective Time, by virtue of the Company Merger and without any action on the part of any Party or the holders of securities of the SPAC or any Company Party:

(a)            Company Interests. At the Company Merger Effective Time, each Company Interest issued and outstanding immediately prior to the Company Merger Effective Time (including, for the avoidance of doubt, each Company Interest issued upon the conversions and exercises described in Section 1.5(a)) will be cancelled and cease to exist in exchange for the right to receive the Merger Consideration as described in Section 1.9. As of the Company Merger Effective Time, each holder of Company Interests shall cease to have any other rights with respect to the Company Interests, except as otherwise required under applicable Law.

(b)            Company Warrants. Each Company Warrant that is outstanding immediately prior to the Company Merger Effective Time, whether exercisable or not exercisable at such time, shall be converted into and become a warrant exercisable for Pubco Class A Common Stock, and Pubco shall assume each Company Warrant, in accordance with the terms of the Company Warrant, except that from and after the Company Merger Effective Time, (a) each Company Warrant assumed by Pubco may be exercised solely for shares of Pubco Class A Common Stock constituting Merger Consideration, and (b) the number of shares of Pubco Class A Common Stock constituting Merger Consideration subject to such converted Company Warrant and the per share exercise price under each such converted Company Warrant shall be as set forth in Schedule 1.9. Each of Company and Pubco shall adopt any and all resolutions and take any and all necessary steps to effectuate the foregoing provisions of this Section 1.5(c), including using its reasonable best efforts to obtain from each holder of a Company Warrant any consent or Contract required to be provided or entered into by such holder under the Company Warrants in order to effect the transactions contemplated by this Section 1.12.

(c)            Company Convertible Securities. Any outstanding Company Convertible Security (excluding Company Warrants that are converted into warrants exercisable for Pubco Class A Common Stock pursuant to Section 1.12(b)) and Preferred Unit (other than Preferred Units that are converted into Merger Consideration pursuant to Section 1.9), if not exercised or converted prior to the Company Merger Effective Time (including, for the avoidance of doubt, pursuant to Section 1.5), shall be cancelled, retired and terminated and cease to represent a right to acquire, be exchanged for or convert into Company Interests or any other securities.

(d)            Company Merger Sub Interests. At the Company Merger Effective Time, each membership interest of Company Merger Sub outstanding immediately prior to the Company Merger Effective Time shall be converted into an equal number of membership interests of Company Surviving Subsidiary, with the same rights, powers and privileges as the membership interests so converted and shall constitute the only equity interests in Company Surviving Subsidiary.

1.13          Effect of Mergers on Issued and Outstanding Securities of Pubco. At the SPAC Merger Effective Time, by virtue of the Mergers and without any action on the part of any Party or the holders of securities of the SPAC or any Company Party, all of the shares of Pubco issued and outstanding immediately prior to the SPAC Merger Effective Time shall be cancelled and extinguished without any conversion thereof or payment therefor.

1.14          Tax Consequences. It is intended by the Parties that (i) the Class B Share Conversion shall constitute a reorganization within the meaning of Section 368(a)(1)(E) of the Code, (ii) the Conversion shall constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Code, (iii) the Mergers shall, collectively, constitute a transaction described in Section 351 of the Code, and (iv) if the 368 Requirement is satisfied, the SPAC Merger shall constitute a reorganization within the meaning of Section 368(a) of the Code and the Treasury Regulations promulgated thereunder (collectively, the “Intended Tax Treatment”), and this Agreement is intended to be, and is hereby adopted as, a “plan of reorganization” within the meaning of Sections 354, 361 and 368 of the Code and within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a). Each Party shall, and shall cause its respective Affiliates to, file all Tax Returns and otherwise report the transactions contemplated by this Agreement in a manner consistent with the Intended Tax Treatment, and no Party shall take any position on any Tax Return or in any Tax proceeding, audit or otherwise that is inconsistent with the Intended Tax Treatment unless otherwise required by a “determination” within the meaning of Section 1313 of the Code (or any similar provision of state, local or non-U.S. Law). For purposes of this Agreement, the “368 Requirement” shall be satisfied if the amount of cash in the Trust Account immediately following the deduction of amounts required to satisfy the Redemption Amount is not less than fifty percent (50%) of the cash in the Trust Account immediately prior to such deduction.

1.15          Taking of Necessary Action; Further Action. If, at any time after any Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest SPAC Surviving Subsidiary or Company Surviving Subsidiary with full right, title and possession to all assets, property, rights, agreements, privileges, powers and franchises of SPAC Merger Sub and Company Merger Sub, respectively, the then current officers and directors of SPAC Surviving Subsidiary and Pubco, and the then officers and board of managers of Company Surviving Subsidiary shall take all such lawful and necessary action, so long as such action is not inconsistent with this Agreement.

1.16          Withholding. Notwithstanding anything to the contrary in this Agreement, each of Pubco, SPAC, the Company, the Surviving Subsidiaries and their respective agents shall be entitled to deduct and withhold from any consideration otherwise payable pursuant to this Agreement (including any Earnout Shares (or amounts paid or deemed paid in respect thereof)) such amounts as are required to be deducted and withheld with respect to the making of such payment under the Code (including Sections 1441, 1442, 1445, 1446 and 1446(f) thereof), or any provision of applicable state, local or non-U.S. Tax Law. To the extent that amounts are so deducted and withheld and timely remitted to the applicable Governmental Authority, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made. The applicable withholding agent shall use commercially reasonable efforts to provide advance written notice to the applicable payee of any anticipated withholding (other than any withholding required with respect to compensatory payments) and shall cooperate in good faith with such payee to reduce or eliminate any such withholding, including by taking into account any certificates or forms provided by such payee (including the FIRPTA Certificate delivered pursuant to Section 6.10). With respect to any Earnout Shares (or any amounts deemed paid in respect thereof, including any amount treated as interest under Section 483 of the Code), any withholding obligation arising in connection with the issuance, vesting or delivery thereof may, at the election of Pubco, be satisfied (i) by withholding and offsetting such withholding obligation against any other amounts then or thereafter payable to the applicable Earnout Participant or (ii) by withholding and selling, or causing to be sold, on behalf of the applicable Earnout Participant a portion of the Earnout Shares otherwise deliverable to such Earnout Participant having a fair market value (as reasonably determined by Pubco in good faith) sufficient to satisfy in full any such withholding obligation, with the net proceeds remitted to the applicable Governmental Authority. Notwithstanding anything to the contrary in this Agreement, any compensatory withholding obligations arising in connection with the transactions contemplated by this Agreement shall be satisfied through the applicable Target Company payroll. With respect to any Class B Units that are determined to give rise to withholding obligations in connection with the transactions contemplated by this Agreement, any such withholding obligations may be satisfied (i) by withholding and offsetting such withholding obligation against any other amounts then or thereafter payable to the applicable holder of Class B Units, (ii) by withholding and selling, or causing to be sold, on behalf of the applicable holder of Class B Units a portion of the consideration otherwise deliverable to such holder of Class B Units having a fair market value (as reasonably determined by Pubco in good faith) sufficient to satisfy in full any such withholding obligation, with the net proceeds remitted to the applicable Governmental Authority, or (iii) or in any other manner reasonably satisfactory to SPAC and the Company, in each case, that ensures timely payment, reporting and compliance with any applicable withholding and employment tax requirements.

Article II
CLOSING

2.1            Closing. Subject to the satisfaction or waiver of the conditions set forth in Article VII, the consummation of the transactions contemplated by this Agreement (the “Closing”) shall take place by electronic exchange of documents and signatures on a date and at a time to be agreed upon by SPAC and the Company, which date shall be no later than the second (2nd) Business Day after all the Closing conditions to this Agreement have been satisfied or waived, or at such other date, time or place (including remotely) as SPAC and the Company may agree (the date at which the Closing is actually held being the “Closing Date”).

Article III
REPRESENTATIONS AND WARRANTIES OF SPAC

Except as set forth in (i) the disclosure schedules delivered by SPAC to the Company on the date hereof (the “SPAC Disclosure Schedules”), the Section numbers of which are numbered to correspond to the Section numbers of this Agreement to which they refer, or (ii) the SEC Reports that are available on the SEC’s website through EDGAR, SPAC represents and warrants to the Company as follows:

3.1            Organization and Standing. SPAC is an exempted company duly incorporated, validly existing and in good standing under the Laws of the Cayman Islands. SPAC has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. SPAC is duly qualified or licensed and in good standing to do business in each jurisdiction in which the character of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so qualified or licensed or in good standing can be cured without material cost or expense. SPAC has heretofore made available to the Company accurate and complete copies of its Organizational Documents, as currently in effect. SPAC is not in violation of any provision of its Organizational Documents in any material respect.

3.2            Authorization; Binding Agreement. SPAC has all requisite corporate power and authority to execute and deliver this Agreement and each Ancillary Document to which it is a party, to perform SPAC’s obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby, subject to obtaining the Required SPAC Shareholder Approval. The execution and delivery of this Agreement and each Ancillary Document to which it is a party and the consummation of the transactions contemplated hereby and thereby (a) have been duly and validly authorized by the board of directors of SPAC and (b) other than the Required SPAC Shareholder Approval, no other corporate proceedings, other than as set forth elsewhere in the Agreement, on the part of SPAC are necessary to authorize the execution and delivery of this Agreement and each Ancillary Document to which it is a party or to consummate the transactions contemplated hereby and thereby. This Agreement has been, and each Ancillary Document to which SPAC is a party shall be when delivered, duly and validly executed and delivered by SPAC and, assuming the due authorization, execution and delivery of this Agreement and such Ancillary Documents by the other parties hereto and thereto, constitutes, or when delivered shall constitute, the valid and binding obligation of SPAC, enforceable against SPAC in accordance with its terms, except to the extent that enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting the enforcement of creditors’ rights generally or by any applicable statute of limitation or by any valid defense of set-off or counterclaim, and the fact that equitable remedies or relief (including the remedy of specific performance) are subject to the discretion of the court from which such relief may be sought (collectively, the “Enforceability Exceptions”).

3.3            Governmental Approvals. Except as otherwise described on Schedule 3.3, no Consent of or with any Governmental Authority, on the part of SPAC is required to be obtained or made in connection with the execution, delivery or performance by SPAC of this Agreement and each Ancillary Document to which it is a party or the consummation by SPAC of the transactions contemplated hereby and thereby, other than (a) pursuant to Antitrust Laws, (b) such filings as contemplated by this Agreement, (c) any filings required with the Stock Exchange or the SEC with respect to the transactions contemplated by this Agreement, (d) applicable requirements, if any, of the Securities Act, the Exchange Act, and/ or any state “blue sky” securities Laws, and the rules and regulations thereunder, (e) the filing of the Cayman Conversion Documents with the Cayman Registrar and the Delaware Conversion Documents and Conversion Organizational Documents with the Delaware Secretary of State pursuant to the DGCL and (f) where the failure to obtain or make such Consents or to make such filings or notifications, would not reasonably be expected to have a Material Adverse Effect on SPAC.

3.4            Non-Contravention. Except as otherwise described on Schedule 3.4, the execution and delivery by SPAC of this Agreement and each Ancillary Document to which it is a party, the consummation by SPAC of the transactions contemplated hereby and thereby, and compliance by SPAC with any of the provisions hereof and thereof, will not (a) conflict with or violate any provision of SPAC’s Organizational Documents, (b) contravene or conflict with or constitute a violation of any provisions of Law or Order binding upon or applicable to SPAC, (c) subject to obtaining the Consents from Governmental Authorities referred to in Section 3.3 hereof, and the waiting periods referred to therein having expired, and any condition precedent to such Consent or waiver having been satisfied, conflict with or violate any Law, Order or Consent applicable to SPAC or any of its properties or assets, or (d) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by SPAC under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Lien upon any of the properties or assets of SPAC under, (viii) give rise to any obligation to obtain any third party Consent or provide any notice to any Person or (ix) give any Person the right to declare a default, exercise any remedy, claim a rebate, chargeback, penalty or change in delivery schedule, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of, any SPAC Material Contract, except for any deviations from any of the foregoing clauses (c) or (d) that would not reasonably be expected to have a Material Adverse Effect on SPAC.

3.5            Capitalization.

(a)            SPAC’s authorized share capital is US$48,100, comprised of: (i) 480,000,000 SPAC Ordinary Shares, consisting of 400,000,000 SPAC Class A Ordinary Shares, par value $0.0001 per share, of which 23,000,000 SPAC Class A Ordinary Shares are issued and outstanding as of the date of this Agreement, and 80,000,000 SPAC Class B Ordinary Shares, par value $0.0001 per share, of which 5,750,000 SPAC Class B Ordinary Shares are issued and outstanding as of the date of this Agreement, and (ii) 1,000,000 SPAC Preference Shares, par value $0.0001 per share, of which no shares are issued and outstanding as of the date of this Agreement. All issued and outstanding SPAC Ordinary Shares are duly authorized, validly issued, fully paid and non-assessable and are not subject to or issued in violation of any purchase option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the Act (prior to the Conversion), SPAC’s Organizational Documents or any Contract to which SPAC is a party. None of the outstanding SPAC Ordinary Shares has been issued in violation of any applicable securities Laws.

(b)            Other than warrants that may be issued in connection with items described in Schedule 3.5(a)-(c) and the borrowing described in the proviso to Section 6.3(b)(iv), there are outstanding: (i) 11,500,000 SPAC Public Warrants; (ii) 4,000,000 SPAC Private Warrants held by Sponsor; and (iii) 2,000,000 SPAC Private Warrants held by the IPO Underwriter. All outstanding SPAC Warrants are duly authorized, validly issued, fully paid and non-assessable and are not subject to or issued in violation of any purchase option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the Act, the SPAC Organizational Documents or any Contract to which SPAC is a party. None of the outstanding SPAC Warrants have been issued in violation of any applicable securities Laws.

(c)            Except as set forth on Schedules 3.5(a)-(c) there are no (i) outstanding options, warrants, puts, calls, convertible securities, preemptive or similar rights, (ii) bonds, debentures, notes or other Indebtedness having general voting rights or that are convertible or exchangeable into securities having such rights or (iii) subscriptions or other rights, agreements, arrangements, Contracts or commitments of any character (other than this Agreement and the Ancillary Documents), (A) relating to the issued or unissued shares of SPAC or (B) obligating SPAC to issue, transfer, deliver or sell or cause to be issued, transferred, delivered, sold or repurchased any options or shares or securities convertible into or exchangeable for such shares, or (C) obligating SPAC to grant, extend or enter into any such option, warrant, call, subscription or other right, agreement, arrangement or commitment for such capital shares. Other than the Redemption or as expressly set forth in this Agreement, there are no outstanding obligations of SPAC to repurchase, redeem or otherwise acquire any shares of SPAC or to provide funds to make any investment (in the form of a loan, capital contribution or otherwise) in any Person. Except as set forth on Schedule 3.5(c), there are no shareholders agreements, voting trusts or other agreements or understandings to which SPAC is a party with respect to the voting of any shares of SPAC.

(d)            All Indebtedness of SPAC as of the date of this Agreement is disclosed on Schedule 3.5(d). No Indebtedness of SPAC contains any restriction upon (i) the prepayment of any of such Indebtedness, (ii) the incurrence of Indebtedness by SPAC or (iii) the ability of SPAC to grant any Lien on its properties or assets.

(e)            Since the date of formation of SPAC, and except as contemplated by this Agreement, SPAC has not declared or paid any distribution or dividend in respect of its shares and has not repurchased, redeemed or otherwise acquired any of its shares, and SPAC’s board of directors has not authorized any of the foregoing.

3.6            SEC Filings and SPAC Financials.

(a)            SPAC, since the IPO, has filed all forms, reports, schedules, statements, registration statements, prospectuses and other documents required to be filed or furnished by SPAC with the SEC under the Securities Act and/or the Exchange Act, together with any amendments, restatements or supplements thereto, and will file all such forms, reports, schedules, statements and other documents required to be filed subsequent to the date of this Agreement (collectively, as they have been amended, restated, or supplemented since the time of their filing, the “SEC Reports”) and SPAC has not taken any action prohibited by Section 402 of SOX regarding this Section 3.6(a). All of the SEC Reports and all certifications and statements required by (A) Rules 13a-14 or 15d-14 under the Exchange Act, and (B) 18 U.S.C. §1350 (Section 906 of SOX) with respect to any SEC Report (collectively, the “Public Certifications”) are available on the SEC’s Electronic Data-Gathering, Analysis and Retrieval system (EDGAR) in full without redaction. As of their respective dates, or, if amended, restated, or superseded by a subsequent filing prior to the date hereof, as of the date of the last such amendment, restatement, or superseding filing (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of the relevant meetings, respectively), the SEC Reports (x) were prepared in all material respects in accordance with the requirements of the Securities Act and the Exchange Act, as the case may be, and the rules and regulations thereunder and (y) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

(b)            As of the date of this Agreement, (A) SPAC Public Units, SPAC Class A Ordinary Shares, and SPAC Public Warrants are listed on the NYSE American, (B) SPAC has not received any written deficiency notice from the NYSE American relating to the continued listing requirements of such SPAC Securities, (C) there are no Actions pending or, to the Knowledge of SPAC, threatened against SPAC by the Financial Industry Regulatory Authority with respect to any intention by such entity to suspend, prohibit or terminate the quoting of such SPAC Securities on the NYSE American and (D) SPAC is in compliance with all of the applicable corporate governance rules of the NYSE American.

(c)            SPAC maintains disclosure controls and procedures required by Rules 13a-15 or Rule 15d-15 under the Exchange Act; such controls and procedures are reasonably designed to ensure that all material information concerning SPAC and other material information required to be disclosed by SPAC in the reports and other documents that it files or furnishes under the Exchange Act is made known on a timely basis to the individuals responsible for the preparation of SPAC’s SEC filings and other public disclosure documents.

(d)            The financial statements and notes of SPAC contained or incorporated by reference in the SEC Reports (the “SPAC Financials”), fairly presented in all material respects the financial position and the results of operations, changes in shareholders’ equity, and cash flows of SPAC at the respective dates of and for the periods referred to in the SPAC Financials, all in accordance with (i) GAAP methodologies applied on a consistent basis throughout the periods involved and (ii) Regulation S-X or Regulation S-K, as applicable (except in each case as may be indicated in the notes thereto and for the omission of notes and audit adjustments in the case of unaudited quarterly financial statements to the extent permitted by Regulation S-X or Regulation S-K, as applicable).

(e)            Except to the extent reflected or reserved against in SPAC Financials, SPAC has not incurred any Liabilities or obligations of the type required to be reflected on a balance sheet in accordance with GAAP that are not adequately reflected or reserved on or provided for in SPAC Financials, other than Liabilities of the type required to be reflected on a balance sheet in accordance with GAAP that have been incurred since SPAC’s formation in the ordinary course of business. The SPAC has no off-balance sheet arrangements.

(f)             There are no outstanding loans or other extensions of credit made by SPAC to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of SPAC.

3.7            Absence of Certain Changes. As of the date of this Agreement, except as set forth on Schedule 3.7, SPAC has, (a) since its formation, conducted no business other than its formation, the public offering of its securities (and the related private offerings), public reporting and its search for an initial Business Combination as described in the IPO Prospectus (including the investigation of the Target Companies and the negotiation and execution of this Agreement) and related activities and (b) since December 31, 2025 through the date of this Agreement, not been subject to a Material Adverse Effect on SPAC.

3.8            Compliance with Laws. SPAC is, and has since its formation been, in compliance with all Laws applicable to it and the conduct of its business except for such noncompliance which would not reasonably be expected to have a Material Adverse Effect on SPAC, and SPAC has not received written notice alleging any violation of applicable Law in any material respect by SPAC.

3.9            Actions; Orders; Permits. There is no pending or, to the Knowledge of SPAC, threatened material Action to which SPAC is subject which would reasonably be expected to have a Material Adverse Effect on SPAC. There is no material Action that SPAC has pending against any other Person. SPAC is not subject to any material Orders of any Governmental Authority, nor are any such Orders pending. SPAC holds all material Permits necessary to lawfully conduct its business as presently conducted, and to own, lease and operate its assets and properties, all of which are in full force and effect, except where the failure to hold such Consent or for such Consent to be in full force and effect would not reasonably be expected to have a Material Adverse Effect on SPAC.

3.10          Taxes and Returns.

(a)            SPAC has timely filed, or caused to be timely filed, all material Tax Returns required to be filed by it, which Tax Returns are accurate and complete in all material respects, and has paid, collected or withheld, or caused to be paid, collected or withheld, all material Taxes required to be paid, collected or withheld, other than such Taxes for which adequate reserves in SPAC Financials have been established in accordance with GAAP. Schedule 3.10(a) sets forth each jurisdiction where SPAC files or is required to file a Tax Return. There are no audits, examinations, investigations or other proceedings pending against SPAC in respect of any Tax, and SPAC has not been notified in writing of any proposed Tax claims or assessments against SPAC (other than, in each case, claims or assessments for which adequate reserves in SPAC Financials have been established in accordance with GAAP or are immaterial in amount). There are no Liens with respect to any Taxes upon any of SPAC’s assets, other than Permitted Liens. SPAC has no outstanding waivers or extensions of any applicable statute of limitations to assess any material amount of Taxes. There are no outstanding requests by SPAC for any extension of time within which to file any Tax Return or within which to pay any Taxes shown to be due on any Tax Return.

(b)            Since the date of its incorporation, SPAC has not (i) changed any Tax accounting methods, policies or procedures except as required by a change in Law, (ii) made, revoked or amended any material Tax election, (iii) filed any amended Tax Returns or claim for refund or (iv) entered into any closing agreement affecting or otherwise settled or compromised any material Tax Liability or refund.

(c)            To the Knowledge of SPAC, there are no facts or circumstances that would reasonably be expected to prevent the transactions contemplated by this Agreement from qualifying for the Intended Tax Treatment.

3.11          Employees and Employee Benefit Plans. SPAC does not (a) now have, nor at any time previously has had, any paid employees, or (b) have any obligation to maintain, sponsor, contribute to after the Closing or otherwise have any Liability that will survive the Closing under, any Benefit Plans. The consummation of the transactions contemplated under this Agreement will not: (i) entitle any individual to severance pay, unemployment compensation or other benefits or compensation, (ii) accelerate the time of payment, funding or vesting, or increase the amount of any compensation due, or in respect of, any individual, or (iii) result in or satisfy a condition to the payment of compensation that would, in combination with any other payment, result in an “excess parachute payment” within the meaning of Code Section 280G.

3.12          Properties. SPAC does not own, license or otherwise have any right, title or interest in any material Intellectual Property. The SPAC does not own or lease any material real property or material Personal Property.

3.13          Material Contracts.

(a)            Except as set forth on Schedule 3.13(a), other than this Agreement and the Ancillary Documents, there are no Contracts to which SPAC is a party or by which any of its properties or assets may be bound, subject or affected, which creates or imposes a Liability greater than $250,000 (each, a “SPAC Material Contract”). All SPAC Material Contracts have been made available to the Company other than those that are exhibits to the SEC Reports.

(b)            With respect to each SPAC Material Contract: (i) the SPAC Material Contract was entered into at arm’s length and in the ordinary course of business, (ii) the SPAC Material Contract is legal, valid, binding and enforceable in all material respects against SPAC and, to the Knowledge of SPAC, the other parties thereto, and is in full force and effect (except, in each case, as such enforcement may be limited by the Enforceability Exceptions), (iii) SPAC is not in breach or default in any material respect, and no event has occurred that with the passage of time or giving of notice or both would constitute such a breach or default in any material respect by SPAC, or permit termination or acceleration by the other party, under such SPAC Material Contract, and (iv) to the Knowledge of SPAC, no other party to any SPAC Material Contract is in breach or default in any material respect, and no event has occurred that with the passage of time or giving of notice or both would constitute such a breach or default by such other party, or permit termination or acceleration by SPAC under any SPAC Material Contract.

3.14          Transactions with Affiliates. Schedule 3.14 sets forth a true, correct and complete list of the Contracts and arrangements that are in existence as of the date of this Agreement under which there are any existing or future Liabilities or obligations between SPAC and any (a) present or former director, officer or employee or Affiliate of SPAC, or any immediate family member of any of the foregoing, or (b) record or beneficial owner of more than ten percent (10%) of SPAC’s outstanding capital stock as of the date hereof.

3.15          Investment Company Act. SPAC is not an “investment company” or a Person directly or indirectly “controlled” by or acting on behalf of an “investment company”, or required to register as an “investment company”, in each case within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

3.16          Finders and Brokers. Except as set forth on Schedule 3.16, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission from SPAC, the Target Companies or any of their respective Affiliates in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of SPAC.

3.17          Certain Business Practices.

(a)            Neither SPAC, nor, to the Knowledge of SPAC, any of its Representatives acting on its behalf, has (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees, to foreign or domestic political parties or campaigns or violated any provision of the U.S. Foreign Corrupt Practices Act of 1977 or any other local or foreign anti-corruption or bribery Law, (iii) made any other unlawful payment or (iv) since the formation of SPAC, directly or indirectly, given or agreed to give any unlawful gift or similar benefit in any material amount to any customer, supplier, governmental employee or other Person who is or may be in a position to help or hinder SPAC or assist it in connection with any actual or proposed transaction.

(b)            The operations of SPAC are and have been conducted at all times in material compliance with money laundering statutes in all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority, and no Action involving SPAC with respect to any of the foregoing is pending or, to the Knowledge of SPAC, threatened.

(c)            None of SPAC or any of its directors or officers, or, to the Knowledge of SPAC, any other Representative acting on behalf of SPAC is currently (i) identified on the specially designated nationals or other blocked person list or otherwise currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”), the U.S. Department of State, or other applicable Governmental Authority; (ii) organized, resident, or located in, or a national of a comprehensively sanctioned country; or (iii) in the aggregate, fifty percent (50%) or greater owned, directly or indirectly, or otherwise controlled, by a person identified in (i) or (ii); and SPAC has not, directly or indirectly, used any funds, or loaned, contributed or otherwise made available such funds to any Subsidiary, joint venture partner or other Person, in connection with any sales or operations in any other country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to, or otherwise in violation of, any U.S. sanctions administered by OFAC or the U.S. Department of State in the last five (5) fiscal years.

3.18          SPAC Trust Account. As of June 10, 2026, the Trust Account had a balance of approximately $249,176,551.72. Such monies are invested solely in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act or money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act, and held in trust by the Trustee pursuant to the Trust Agreement, or are deposited in an interest bearing or non-interest bearing bank demand deposit account at a U.S. chartered commercial bank with consolidated assets of $100 billion or more. The Trust Agreement is valid and in full force and effect and enforceable in accordance with its terms (subject to the Enforceability Exceptions) and has not been amended or modified. SPAC has complied in all material respects with the terms of the Trust Agreement and is not in material breach thereof or material default thereunder and there does not exist under the Trust Agreement any event which, with the giving of notice or the lapse of time, would constitute such a material breach or material default by SPAC or, to the Knowledge of SPAC, by the Trustee. There are no separate contracts, agreements, side letters or other agreements or understandings (whether written or unwritten, express or implied) between SPAC and the Trustee that would cause the description of the Trust Agreement in the SEC Reports to be inaccurate in any material respect and/or that would entitle any Person (other than the IPO Underwriter, Public Shareholders who shall have elected to redeem their SPAC Class A Ordinary Shares pursuant to SPAC Organizational Documents (or in connection with an extension of SPAC’s deadline to consummate a Business Combination) or Governmental Authorities for Taxes) to any portion of the proceeds in the Trust Account. Prior to the Closing, none of the funds held in the Trust Account may be released except as described in the Trust Agreement and the IPO Prospectus. There are no Actions pending or, to the knowledge of SPAC, threatened with respect to the Trust Account.

3.19          Exclusivity of Representations.

(a)            None of the SPAC nor its respective Representatives have made any representation or warranty as to the SPAC, or this Agreement, except as expressly set forth in this Agreement (including the related portions of the SPAC Disclosure Schedules) or in any certificate delivered by SPAC pursuant hereto, or with respect to the information provided by or on behalf of the SPAC for the Registration Statement.

(b)            SPAC specifically disclaims that it is relying upon or has relied upon any other representations and warranties that may have been made by any Person and acknowledges and agrees that the Company, Pubco and the Merger Subs have specifically disclaimed any such other representations and warranties.

3.20          Information Supplied. None of the information supplied or to be supplied by SPAC expressly for inclusion or incorporation by reference: (a) in any current report on Form 8-K, and any exhibits thereto (including the Signing Filing, Signing Press Release, Closing Filing, and Closing Press Release) or any other report, form, registration or other filing made with any Governmental Authority or stock exchange with respect to the transactions contemplated by this Agreement or any Ancillary Documents; (b) in the Registration Statement; or (c) in the mailings or other distributions to SPAC’s shareholders and/or prospective investors with respect to the consummation of the transactions contemplated by this Agreement or in any amendment to any of documents identified in (a) through (c), will, when filed, made available, mailed or distributed, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading (provided, if such information is revised by any subsequently filed amendment or supplement to the Registration Statement prior to the time the Registration Statement is declared effective by the SEC, this Section 3.20 shall solely refer to the time of such subsequent revision or supplement). Notwithstanding the foregoing, SPAC makes no representation, warranty or covenant with respect to any information supplied by or on behalf of a Company Party, a Target Company or any of their respective Affiliates.

Article IV
REPRESENTATIONS AND WARRANTIES OF
COMPANY, PUBCO AND THE MERGER SUBS

Each of the Company, Pubco and the Merger Subs, jointly and severally, represents and warrants to SPAC as follows:

4.1            Organization and Standing. Pubco and SPAC Merger Sub are each corporations duly incorporated, validly existing and in good standing under the Laws of the State of Delaware and Company Merger Sub is a limited liability company duly organized, validly existing and in good standing under the Laws of Delaware. Each of Pubco and the Merger Subs has all requisite corporate or limited liability power, as applicable, and authority to own, lease and operate its properties and to carry on its business as now being conducted. Each of Pubco and the Merger Subs is duly qualified or licensed and in good standing to do business in each jurisdiction in which the character of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so qualified or licensed would not individually or in the aggregate reasonably be expected to have a material impact on the ability of Pubco or any Merger Sub on a timely basis to consummate the Transactions. Pubco has heretofore made available to SPAC and the Company accurate and complete copies of the Organizational Documents of Pubco and the Merger Subs, each as currently in effect. Neither Pubco nor any Merger Sub is in violation of any provision of its Organizational Documents in any material respect.

4.2            Authorization; Binding Agreement. Subject to the adoption of the Amended Pubco Charter, each of Pubco and the Merger Subs has all requisite corporate or limited liability power, as applicable, and authority to execute and deliver this Agreement and each Ancillary Document to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The sole stockholder of Pubco, Pubco in its capacity as sole stock stockholder of SPAC Merger Sub and Pubco in its capacity as sole member and manager of Company Merger Sub has authorized the execution, delivery and performance of this Agreement and the Ancillary Documents and the consummation of the Mergers and the other transactions contemplated by this Agreement. The execution and delivery of this Agreement and each Ancillary Document to which it is a party and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by the board of directors of Pubco and SPAC Merger Sub and no other corporate proceedings, other than as expressly set forth elsewhere in this Agreement (including the adoption of the Amended Pubco Charter and the approval by the equity holders of Pubco and each Merger Sub), on the part of Pubco or Merger Subs are necessary to authorize the execution and delivery of this Agreement and each Ancillary Document to which it is a party or to consummate the transactions contemplated hereby and thereby. This Agreement has been, and each Ancillary Document to which Pubco or the Merger Subs is a party has been or shall be when delivered, duly and validly executed and delivered by such Party and, assuming the due authorization, execution and delivery of this Agreement and such Ancillary Documents by the other parties hereto and thereto, constitutes, or when delivered shall constitute, the valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, subject to the Enforceability Exceptions.

4.3            Governmental Approvals. Except as otherwise set forth on Schedule 4.3, no Consent of or with any Governmental Authority, on the part of Pubco or the Merger Subs is required to be obtained or made in connection with the execution, delivery or performance by such Party of this Agreement and each Ancillary Document to which it is a party or the consummation by such Party of the transactions contemplated hereby and thereby, other than (a) pursuant to Antitrust Laws, (b) such filings as contemplated by this Agreement, (c) any filings required with the Stock Exchange or the SEC with respect to the transactions contemplated by this Agreement, (d) applicable requirements, if any, of the Securities Act, the Exchange Act, and/ or any state “blue sky” securities Laws, and the rules and regulations thereunder, and (e) where the failure to obtain or make such Consents or to make such filings or notifications, would not, individually or in the aggregate, reasonably be expected to have a material impact on the ability of Pubco on a timely basis to consummate the transactions contemplated by this Agreement.

4.4            Non-Contravention. The execution and delivery by Pubco and the Merger Subs of this Agreement and each Ancillary Document to which it is a party, the consummation by such Party of the transactions contemplated hereby and thereby, and compliance by such Party with any of the provisions hereof and thereof, will not (a) subject to the adoption of the Amended Pubco Charter, conflict with or violate any provision of such Party’s Organizational Documents, (b) subject to obtaining the Consents from Governmental Authorities referred to in Section 4.3 hereof, and any condition precedent to such Consent or waiver having been satisfied, conflict with or violate any Law, Order or Consent applicable to such Party or any of its properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by such Party under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Lien upon any of the properties or assets of such Party under, (viii) give rise to any obligation to obtain any third party Consent or provide any notice to any Person or (ix) give any Person the right to declare a default, exercise any remedy, claim a rebate, chargeback, penalty or change in delivery schedule, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of, any material Contract of such Party, except for any deviations from any of the foregoing clauses (a), (b) or (c) that would not, individually or in the aggregate, reasonably be expected to have a material impact on the ability of Pubco on a timely basis to consummate the transactions contemplated by this Agreement.

4.5            Capitalization. All of the outstanding equity interests of Pubco are owned by Jeffrey Kwatinetz, free and clear of all Liens. There are no equity interests of Pubco other than the Pubco Securities. All of the outstanding equity interests of the Merger Subs are owned by Pubco, free and clear of all Liens. Prior to giving effect to the transactions contemplated by this Agreement, other than the Merger Subs, Pubco does not have any Subsidiaries or own any equity interests in any other Person.

4.6            Ownership of Pubco Common Stock. (i) All shares of Pubco Common Stock to be issued and delivered in accordance with Article I to the Sellers and the SPAC shareholders shall be, upon issuance and delivery of such shares, duly authorized, validly issued, fully paid, non-assessable and free and clear of all Liens, and (ii) upon issuance and delivery of such shares to the Sellers and SPAC shareholders, each such Person shall have good and valid title to its portion of such shares, in each case of clauses (i) and (ii), other than restrictions arising from applicable securities Laws, the Ancillary Documents, the Amended Pubco Charter and the provisions of this Agreement, and (iii) the issuance and sale of such shares pursuant hereto will not be subject to or give rise to any preemptive rights or rights of first refusal.

4.7            Pubco and Merger Sub Activities. Since their formation, Pubco and the Merger Subs have not engaged in any business activities other than as contemplated by this Agreement and the Ancillary Documents to which they are a party, do not own directly or indirectly any ownership, equity, profits or voting interest in any Person (other than Pubco’s one hundred percent (100%) ownership of the Merger Subs) and have no assets or Liabilities except those incurred in connection with this Agreement and the Ancillary Documents to which they are a party and the transactions contemplated by this Agreement, and, other than this Agreement and the Ancillary Documents to which they are a party, Pubco and the Merger Subs are not party to or bound by any Contract.

Article V
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth in the disclosure schedules delivered by the Company to SPAC on the date hereof (the “Company Disclosure Schedules”), the Section numbers of which are numbered to correspond to the Section numbers of this Agreement to which they refer, the Company hereby represents and warrants to SPAC as follows:

5.1            Organization and Standing. The Company is a limited liability company duly formed, validly existing and in good standing under the Laws of the State of Delaware and has all requisite limited liability power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Each Subsidiary of the Company is a corporation or other entity duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization and has all requisite corporate or limited liability company power and authority, as applicable, to own, lease and operate its properties and to carry on its business as now being conducted. Each Target Company is duly qualified or licensed and in good standing in the jurisdiction in which it is incorporated or registered and in each other jurisdiction where it does business or operates to the extent that the character of the property owned, or leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary. Schedule 5.1 lists all jurisdictions in which any Target Company is qualified to conduct business and all names other than its legal name under which any Target Company does business. The Company has provided to SPAC accurate and complete copies of its Organizational Documents and the Organizational Documents of each of its Subsidiaries, each as amended to date and as currently in effect. No Target Company is in violation of any provision of its Organizational Documents.

5.2            Authorization; Binding Agreement. The Company has all requisite limited liability company power and authority to execute and deliver this Agreement and each Ancillary Document to which it is or is required to be a party, to perform the Company’s obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and each Ancillary Document to which the Company is or is required to be a party and the consummation of the transactions contemplated hereby and thereby, (a) have been duly and validly authorized by the Company’s board of managers in accordance with the Company Operating Agreement, any other applicable Law or any Contract to which the Company or any of its equity holders is a party or by which it or its securities are bound and (b) other than the Seller Written Consent, no other corporate proceedings on the part of the Company are necessary to authorize the execution and delivery of this Agreement and each Ancillary Document to which it is a party or to consummate the transactions contemplated hereby and thereby. This Agreement has been, and each Ancillary Document to which the Company is or is required to be a party has been or shall be when delivered, duly and validly executed and delivered by the Company and assuming the due authorization, execution and delivery of this Agreement and any such Ancillary Document by the other parties hereto and thereto, constitutes, or when delivered shall constitute, the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions. The Company’s board of managers, by resolutions duly adopted at a meeting duly called and held (i) determined that this Agreement and the Mergers and the other transactions contemplated hereby are advisable, fair to, and in the best interests of, the Company and its members, (ii) approved this Agreement and the Mergers and the other transactions contemplated by this Agreement in accordance with the DLLCA, (iii) directed that this Agreement be submitted to the Company’s members for adoption and (iv) resolved to recommend that the Company’s members adopt this Agreement. The Seller Written Consent is executed by (i) Jeff Kwatinetz and O’Shea Jackson, Sr., (ii) holders of Company Securities representing at least the Class A Majority Interest (as defined in the Company Operating Agreement), (iii) holders of Company Securities representing the Preferred Majority Interest (as defined in the Company Operating Agreement) and (iv) holders of Company Securities representing the Series B Preferred Majority Interest (as defined in the Company Operating Agreement), and such Seller Written Consent shall be in full force and effect from and after the time of its delivery. The Seller Written Consent has been obtained and executed in compliance with, and is valid and effective under, the applicable provisions of the DLLCA and any other applicable Laws and the Target Companies’ Organizational Documents.

5.3            Capitalization.

(a)            All of the issued and outstanding Company Securities are set forth on Schedule 5.3(a), along with the beneficial and record owners thereof, all of which Company Securities and other equity interests are owned free and clear of any Liens other than those imposed under the Company Operating Agreement. The issued and outstanding Company Securities constitute all of the outstanding equity interests of the Company. All of the outstanding Company Securities and other equity interests of the Company have been duly authorized, are fully paid and non-assessable and not in violation of any purchase option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the DLLCA, any other applicable Law, the Company Operating Agreement or any Contract to which the Company is a party or by which it or its securities are bound. The Company does not directly or indirectly hold any Company Securities or other equity interests of the Company in its treasury. All of the Company’s securities have been granted, offered, sold and issued in compliance with all applicable securities Laws. The rights, privileges and preferences of the Company Securities are as stated in the Company Operating Agreement and as provided by the DLLCA. The Company Interests consist solely of Class A Units, Class B Units and Preferred Units. The Preferred Units consist solely of the Series A Preferred Units and the Series B Preferred Units. There are no equity securities of the Company that are owned by the Company in treasury or any equity securities of the Company owned by any direct or indirect Subsidiary of the Company.

(b)            There are no Company Convertible Securities (other than the Company Convertible Securities set forth on Schedule 5.3(b)), or preemptive rights or rights of first refusal or first offer, nor are there any Contracts, commitments, arrangements or restrictions to which the Company or any of its equity holders is a party or bound relating to any equity securities of the Company, whether or not outstanding. Except as set forth on Schedule 5.3(b), there are no issued, reserved for issuance, outstanding or authorized option, restricted unit award, restricted interest award, profits interest, profit participation, equity appreciation, phantom equity, or equity-based award or similar rights with respect to the Company. Except as set forth on Schedule 5.3(b), there are no voting trusts, proxies, shareholder agreements or any other agreements or understandings with respect to the voting of the Company’s equity interests. Except as set forth in the Company Operating Agreement, there are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any equity interests or securities of the Company, nor has the Company granted any registration rights to any Person with respect to the Company’s equity securities. All of the Company’s securities have been granted, offered, sold and issued in compliance with all applicable securities Laws. As a result of the consummation of the transactions contemplated by this Agreement, no equity interests of the Company are issuable and no rights in connection with any interests, warrants, rights, options or other securities of the Company accelerate or otherwise become triggered (whether as to vesting, exercisability, convertibility or otherwise).

(c)            Since January 1, 2025, the Company has not declared or paid any distribution or dividend in respect of its equity interests and has not repurchased, redeemed or otherwise acquired any equity interests of the Company, and the members of the Company have not authorized any of the foregoing.

5.4            Subsidiaries. Schedule 5.4 sets forth the name of each Subsidiary of the Company, and with respect to each Subsidiary (a) its jurisdiction of organization, (b) its authorized shares or other equity interests (if applicable), (c) the number of issued and outstanding shares or other equity interests and the record holders and beneficial owners thereof and (d) its Tax election to be treated as a corporate or a disregarded entity under the Code and any state or applicable non-U.S. Tax laws, if any. All of the outstanding equity securities of each Subsidiary of the Company are duly authorized and validly issued, fully paid and non-assessable (if applicable), and were offered, sold and delivered in compliance with all applicable securities Laws, and other than as set forth in Schedule 5.4, are owned by one or more of the Target Companies, and are owned by such Target Companies free and clear of all Liens (other than those, if any, imposed by such Subsidiary’s Organizational Documents). There are no Contracts to which the Company or any of its Affiliates is a party or bound with respect to the voting (including voting trusts or proxies) of the equity interests of any Subsidiary of the Company other than the Organizational Documents of any such Subsidiary. Other than as set forth in Schedule 5.4, there are no outstanding or authorized options, warrants, rights, agreements, subscriptions, convertible securities or commitments to which any Subsidiary of the Company is a party or which are binding upon any Subsidiary of the Company providing for the issuance or redemption of any equity interests of any Subsidiary of the Company. Other than as set forth in Schedule 5.4, there are no issued, reserved for issuance, outstanding or authorized option, restricted unit award, restricted interest award, profits interest, equity appreciation, phantom equity, profit participation, or equity-based award or similar rights granted by any Subsidiary of the Company. Other than as set forth in Schedule 5.4, no Target Company has any limitation, whether by Contract, Order or applicable Law, on its ability to make any distributions or dividends to its equity holders or repay any debt owed to another Target Company. Except for the equity interests of the Subsidiaries listed on Schedule 5.4(a), the Company does not own or have any rights to acquire, directly or indirectly, any equity interests of, or otherwise Control, any Person. None of the Company or its Subsidiaries is a participant in any joint venture, partnership or similar arrangement. There are no outstanding contractual obligations of a Target Company to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any other Person.

5.5            Governmental Approvals. Except as otherwise described on Schedule 5.5, no Consent of or with any Governmental Authority on the part of any Target Company is required to be obtained or made in connection with the execution, delivery or performance by the Company of this Agreement or any Ancillary Documents or the consummation by the Company of the transactions contemplated hereby or thereby other than (a) such filings as are expressly contemplated by this Agreement or (b) pursuant to Antitrust Laws.

5.6            Non-Contravention. Except as otherwise described on Schedule 5.6, the execution and delivery by the Company (or any other Target Company, as applicable) of this Agreement and each Ancillary Document to which any Target Company is or is required to be a party or otherwise bound, and the consummation by any Target Company of the transactions contemplated hereby and thereby and compliance by any Target Company with any of the provisions hereof and thereof, will not (a) conflict with or violate any provision of any Target Company’s Organizational Documents, (b) subject to obtaining the Consents from Governmental Authorities referred to in Section 5.5 hereof, the waiting periods referred to therein having expired, and any condition precedent to such Consent or waiver having been satisfied, conflict with or violate any Law, Order or Consent applicable to any Target Company or any of its material properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by any Target Company under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Lien upon any of the properties or assets of any Target Company under, (viii) give rise to any obligation to obtain any third party Consent or provide any notice to any Person or (ix) give any Person the right to declare a default, exercise any remedy, claim a rebate, chargeback, penalty or change in delivery schedule, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of any Company Material Contract.

5.7            Financial Statements.

(a)            Schedule 5.7(a) contains true and correct copies of the Unaudited Financial Statements. The Unaudited Financial Statements (A) were prepared from the books and records of the Target Companies as of the times and for the periods referred to therein, (B) were prepared in accordance with GAAP, consistently applied throughout and among the periods involved (except as may be indicated in the notes thereto), and (C) fairly present in all material respects the consolidated financial position of the Target Companies as of the respective dates thereof and the consolidated results of the operations of the Target Companies for the periods indicated.

(b)            The Target Companies do not have any Indebtedness other than the Indebtedness set forth on Schedule 5.7(b), which schedule sets forth the amounts (including principal and any accrued but unpaid interest or other obligations) and applicable Target Company with respect to such Indebtedness. Except as disclosed on Schedule 5.7(b), no Indebtedness of any Target Company contains any restriction upon (i) the prepayment of any of such Indebtedness, (ii) the incurrence of Indebtedness by any Target Company, or (iii) the ability of the Target Companies to grant any Lien on their respective properties or assets.

(c)            Each Target Company maintains accurate books and records reflecting its assets and Liabilities and maintains proper and adequate internal accounting controls that provide reasonable assurance that (i) such Target Company does not maintain any off-the-book accounts and that such Target Company’s assets are used only in accordance with such Target Company’s management directives, (ii) transactions are executed with management’s authorization, (iii) transactions are recorded as necessary to permit preparation of the financial statements of such Target Company and to maintain accountability for such Target Company’s assets, (iv) access to such Target Company’s assets is permitted only in accordance with management’s authorization, (v) the reporting of such Target Company’s assets is compared with existing assets at regular intervals and verified for actual amounts, and (vi) accounts, notes and other receivables and inventory are recorded accurately, and proper and adequate procedures are implemented to effect the collection of accounts, notes and other receivables on a current and timely basis. All of the financial books and records of the Target Companies are complete and accurate in all material respects and have been maintained in the ordinary course consistent with past practice and in accordance with applicable Laws. No Target Company has been subject to or involved in any material fraud that involves management or other employees who have a significant role in the internal controls over financial reporting of any Target Company. To the Knowledge of the Company, no Target Company employee has engaged in any fraud with respect to the business activities or operations of any Target Company. In the past five (5) years, no Target Company or its Representatives has received any written complaint, allegation, assertion or claim regarding the accounting or auditing practices, procedures, methodologies or methods of any Target Company or its internal accounting controls, including any material written complaint, allegation, assertion or claim that any Target Company has engaged in questionable accounting or auditing practices.

(d)            Except as set forth on Schedule 5.7(d), no Target Company is subject to any Liabilities or obligations required to be reflected on a balance sheet prepared in accordance with GAAP, except for those that are either (i) adequately reflected or reserved on or provided for in the consolidated balance sheet of the Company and its Subsidiaries as of December 31, 2025 and contained in the Company Financials or (ii) not material and that were incurred after December 31, 2025 in the ordinary course of business consistent with past practice (other than Liabilities for breach of any Contract or violation of any Law).

(e)            All accounts, notes and other receivables, whether or not accrued, and whether or not billed, of the Target Companies arose from sales actually made or services actually performed in the ordinary course of business and represent valid obligations to a Target Company arising from its business.

5.8            Absence of Certain Changes. Except as set forth on Schedule 5.8, since December 31, 2025, each Target Company has (a) conducted its business only in the ordinary course of business consistent with past practice, (b) not been subject to a Material Adverse Effect and (c) has not taken any action or committed or agreed to take any action that would be prohibited by Section 6.2(b) (without giving effect to Schedule 6.2) if such action were taken on or after the date hereof without the consent of SPAC.

5.9            Compliance with Laws. Since January 1, 2024, no Target Company is or has been in material conflict or material non-compliance with, or in material default or violation of, nor has any Target Company received, since January 1, 2024, any written or, to the Knowledge of the Company, oral notice of any material conflict or non-compliance with, or material default or violation of, any applicable Laws by which it or any of its properties, assets, employees, business or operations are or were bound or affected.

5.10          Company Permits. Each Target Company (and its employees who are legally required to be licensed by a Governmental Authority in order to perform his or her duties with respect to his or her employment with any Target Company), holds all Permits necessary to lawfully conduct in all material respects its business as presently conducted, and as currently contemplated to be conducted, and to own, lease and operate its assets and properties (collectively, the “Company Permits”). The Company has made available to SPAC true, correct and complete copies of all material Company Permits, all of which material Company Permits are listed on Schedule 5.10. All of the Company Permits are in full force and effect, and no suspension or cancellation of any of the Company Permits is pending or, to the Company’s Knowledge, threatened. No Target Company is in violation in any material respect of the terms of any Company Permit, and no Target Company has received any written or, to the Knowledge of the Company, oral notice of any Actions relating to the revocation or modification, of any Company Permit.

5.11          Litigation. Except as described on Schedule 5.11, there is no (a) Action of any nature currently pending or, to the Company’s Knowledge, threatened, and no such Action has been brought or, to the Company’s Knowledge, threatened in the past three (3) years; or (b) Order now pending or outstanding or that was rendered by a Governmental Authority in the past three (3) years, in either case of (a) or (b) by or against any Target Company, its current or former directors, managers, officers or equity holders (provided, that any litigation involving the directors, officers or equity holders of a Target Company must be related to the Target Company’s business, equity securities or assets), its business, equity securities or assets. Schedule 5.11 sets forth a true and correct amount in controversy of any such Action or Order that is pending or outstanding. The items listed on Schedule 5.11, if finally determined adversely to the Target Companies, will not have, either individually or in the aggregate, a Material Adverse Effect upon any Target Company. None of the current officers, senior management, managers or directors of any Target Company have been charged with, indicted for, arrested for, or convicted of any felony or any crime involving fraud. No Target Company has made any claim against an insurance policy as to which the insurer is denying coverage.

5.12          Material Contracts.

(a)            Schedule 5.12(a) sets forth a true, correct and complete list of, and the Company has made available to SPAC (including written summaries of oral Contracts) true, correct and complete copies of, each Contract to which any Target Company is a party or by which any Target Company, or any of its properties or assets are bound or affected (each Contract required to be set forth on Schedule 5.12(a), a “Company Material Contract”) that:

(i)            contains covenants that limit the ability of any Target Company (A) to compete in any line of business or with any Person or in any geographic area or to sell, or provide any service or product or solicit any Person, including any non-competition covenants, employee and customer non-solicit covenants, exclusivity restrictions, rights of first refusal or most-favored pricing clauses or (B) to purchase or acquire an interest in any other Person;

(ii)           involves any joint venture, profit-sharing, partnership, limited liability company or other similar agreement or arrangement relating to the formation, creation, operation, management or control of any partnership or joint venture (other than the Company Operating Agreement);

(iii)          involves any exchange traded, over the counter or other swap, cap, floor, collar, futures contract, forward contract, option or other derivative financial instrument or Contract, based on any commodity, security, instrument, asset, rate or index of any kind or nature whatsoever, whether tangible or intangible, including currencies, interest rates, foreign currency and indices;

(iv)         evidences Indebtedness (whether incurred, assumed, guaranteed or secured by any asset) of any Target Company having an outstanding principal amount in excess of $300,000;

(v)           involves the acquisition or disposition, directly or indirectly (by merger or otherwise), of assets with an aggregate value in excess of $300,000 (other than in the ordinary course of business consistent with past practice) or shares or other equity interests of any Target Company or another Person;

(vi)          relates to any merger, consolidation or other business combination with any other Person or the acquisition or disposition of any other entity or its business or material assets or the sale of any Target Company, its business or material assets;

(vii)         by its terms, individually or with all related Contracts, resulted, during the twelve (12)-month period prior to the date hereof, in aggregate payments or receipts to or by the Target Companies under such Contract or Contracts of at least $300,000;

(viii)        is with any Top Customer or Top Supplier;

(ix)          obligates the Target Companies to provide continuing indemnification or a guarantee of obligations of a third party after the date hereof in excess of $300,000;

(x)            is between any Target Company and any directors, officers or employees of a Target Company (other than at-will employment arrangements with employees entered into in the ordinary course of business consistent with past practice), including all non-competition, severance and indemnification agreements, or any Related Person;

(xi)          obligates the Target Companies to make any capital commitment or expenditure in excess of $300,000 (including pursuant to any joint venture);

(xii)          relates to a material settlement entered into within three (3) years prior to the date of this Agreement or under which any Target Company has outstanding obligations (other than customary confidentiality obligations);

(xiii)         provides another Person (other than another Target Company or any manager, director or officer of any Target Company) with a power of attorney;

(xiv)        is a Company IP License or Outbound IP License or relates to the development, ownership, licensing or use of any Intellectual Property by, to or from any Target Company, other than Off-the-Shelf Software;

(xv)         that will be required to be filed with the Registration Statement under applicable SEC requirements or would otherwise be required to be filed by the Company as an exhibit for a Form S-1 pursuant to Items 601(b)(1), (2), (4), (9) or (10) of Regulation S-K under the Securities Act as if the Company was the registrant;

(xvi)        each Collective Bargaining Agreement by which a Target Company is bound or to which a Target Company is a party; or

(xvii)       is otherwise material to any Target Company and not described in clauses (i) through (xiv) above.

(b)            Except as disclosed on Schedule 5.12(b), with respect to each Company Material Contract: (i) such Company Material Contract is valid and binding and enforceable in all respects against the Target Company party thereto and, to the Knowledge of the Company, each other party thereto, and is in full force and effect (except, in each case, as such enforcement may be limited by the Enforceability Exceptions), (ii) the consummation of the transactions contemplated by this Agreement will not affect the validity or enforceability of any Company Material Contract, (iii) no Target Company is in breach or default in any material respect, and no event has occurred that with the passage of time or giving of notice or both would constitute a material breach or default by any Target Company, or permit termination or acceleration by the other party thereto, under such Company Material Contract; (iv) to the Knowledge of the Company, no other party to such Company Material Contract is in breach or default in any material respect, and no event has occurred that with the passage of time or giving of notice or both would constitute such a material breach or default by such other party, or permit termination or acceleration by any Target Company, under such Company Material Contract; (v) no Target Company has received written or, to the Knowledge of the Company, oral notice of an intention by any party to any such Company Material Contract that provides for a continuing obligation by any party thereto to terminate such Company Material Contract or amend the terms thereof, other than modifications in the ordinary course of business that do not adversely affect any Target Company; and (vi) no Target Company has waived any material rights under any such Company Material Contract.

5.13          Intellectual Property.

(a)            Schedule 5.13(a)(i) sets forth a true and complete list of: (i) all U.S. and foreign registered Patents, Trademarks, Copyrights and Internet Assets and applications owned or licensed by a Target Company or otherwise used or held for use by a Target Company in which a Target Company is the owner, applicant or assignee (“Company Registered IP”), specifying as to each item, as applicable: (A) the nature of the item, including the title, (B) the owner of the item, (C) the jurisdictions in which the item is issued or registered or in which an application for issuance or registration has been filed and (D) the issuance, registration or application numbers and dates and (ii) all material unregistered Intellectual Property owned or licensed or purported to be owned or licensed by a Target Company. Schedule 5.13(a)(ii) sets forth a true and complete list of all Intellectual Property licenses, sublicenses and other agreements or permissions (“Company IP Licenses”) (other than Contracts for “shrink wrap,” “click wrap” and “off the shelf” Software or other uncustomized Software commercially available on standard terms to the public generally with license, maintenance, support and other fees of less than $10,000 per year (collectively, “Off-the-Shelf Software”), which are not required to be listed, although such licenses are “Company IP Licenses” as that term is used herein), under which a Target Company is a licensee or otherwise is authorized to use or practice any Intellectual Property, and describes (A) the applicable Intellectual Property licensed, sublicensed or used and (B) any royalties, license fees or other compensation due from a Target Company, if any. Each Target Company solely and exclusively owns, free and clear of all Liens (other than Permitted Liens), all right, title, and interest in and to all Intellectual Property owned (or purported to be owned), in whole or in part, by such Target Company and has valid and enforceable rights in, and has the unrestricted right to use, sell, license, transfer or assign, all other Intellectual Property currently used, licensed or held for use by such Target Company, and previously used or licensed by such target Company, except for the Intellectual Property that is the subject of the Company IP Licenses or subject to a Permitted Lien. No item of Company Registered IP that consists of a pending Patent application fails to identify all pertinent inventors, and for each Patent and Patent application in the Company Registered IP, the Target Companies have obtained valid assignments of inventions from each inventor. Except as set forth on Schedule 5.13(a)(iii), all Company Registered IP is owned exclusively by the applicable Target Company without obligation to pay royalties, licensing fees or other fees, or otherwise account to any third party with respect to such Company Registered IP, and such Target Company is the owner of record or has otherwise recorded assignments of all Company Registered IP with any applicable Intellectual Property offices or Governmental Authorities.

(b)            Each Target Company has a valid and enforceable license to use all Intellectual Property that is the subject of the Company IP Licenses applicable to such Target Company. The Company IP Licenses include all of the licenses, sublicenses and other agreements or permissions necessary to operate the Target Companies as presently conducted. Each Target Company has performed all obligations imposed on it in any Company IP Licenses, has made all payments required to date, and such Target Company is not, nor, to the Knowledge of the Company, is any other party thereto, in breach or default thereunder, nor has any event occurred that with notice or lapse of time or both would constitute a default thereunder. The continued use by the Target Companies of any Intellectual Property that is the subject of any Company IP Licenses in the same manner that it is currently being used is not restricted by any applicable license of any Target Company. All registrations for Copyrights, Patents, Trademarks and Internet Assets that are owned by or exclusively licensed to any Target Company are, valid, in force and in good standing with all required fees and maintenance and/or renewal fees having been paid with no Actions pending, and all applications to register any Copyrights, Patents and Trademarks are pending and in good standing, all without challenge of any kind other than office actions that may be issued by the applicable Intellectual Property office or governmental agency in the ordinary course of filing and prosecuting such applications. No Target Company is party to any Contract that requires a Target Company to assign to any Person all of its rights in any Intellectual Property developed by a Target Company under such Contract.

(c)            Schedule 5.13(a) sets forth a true and complete list of any and all licenses, sublicenses and other agreements or permissions under which a Target Company is the licensor (each, an “Outbound IP License”), and for each such Outbound IP License, describes (i) the applicable Intellectual Property licensed, (ii) the licensee under such Outbound IP License, and (iii) any royalties, license fees or other compensation due to a Target Company, if any. Each Target Company has performed all obligations imposed on it in any Outbound IP Licenses, and such Target Company is not, nor, to the Knowledge of the Company, is any other party thereto, in breach or default thereunder, nor has any event occurred that with notice or lapse of time or both would constitute a default thereunder.

(d)            No Action is pending or, to the Company’s Knowledge, threatened against a Target Company that challenges the validity, enforceability, ownership or right to use, sell, license or sublicense, or that otherwise relates to, any Intellectual Property currently owned, licensed, used or held for use by the Target Companies, nor, to the Knowledge of the Company, is there any reasonable basis for any such Action. No Target Company has received any written or, to the Knowledge of the Company, oral notice or claim (including offers to license, audit demands or cease and desist letters) asserting or suggesting that any infringement, misappropriation, violation, dilution or unauthorized use of the Intellectual Property of any other Person is or may be occurring or has or may have occurred, by any Target Company or as a consequence of the business activities of any Target Company, nor to the Knowledge of the Company is there a reasonable basis therefor. There are no Orders to which any Target Company is a party or is otherwise bound that (i) restrict the rights of a Target Company to use, transfer, license or enforce any Intellectual Property owned by a Target Company, (ii) restrict the conduct of the business of a Target Company in order to accommodate a third Person’s Intellectual Property, or (iii) other than the Outbound IP Licenses, grant any third Person any right with respect to any Intellectual Property owned by a Target Company. No Target Company nor the conduct of its business (including its products and services) is currently infringing, or has, in the past, infringed, misappropriated or violated any Intellectual Property of any other Person. To the Company’s Knowledge, no third party is currently, or has been, infringing upon, misappropriating or otherwise violating any Intellectual Property owned, licensed by, licensed to, or otherwise used or held for use by any Target Company (“Company IP”) in any material respect.

(e)            All Persons (including all past and current officers, directors, employees and independent contractors of a Target Company (and each of their respective Affiliates) who have contributed to the creation or development of any Intellectual Property for any Target Company have presently and validly assigned to the Target Companies all such Persons’ rights, title, and interests in and to all Intellectual Property arising from the services performed for a Target Company by such Persons (or all such rights, title, and interests have vested or will vest in the Target Companies by operation of Law) and, where applicable, all such assignments of Company Registered IP have been recorded. No such Person (including any current or former officers, employees or independent contractors of a Target Company) have claimed any ownership interest in any Intellectual Property owned by a Target Company.

(f)             To the Knowledge of the Company, there has been no unauthorized use or disclosure of any material Trade Secrets and no violation of a Target Company’s policies or practices related to protection of Company IP or any confidentiality or nondisclosure Contract relating to the Intellectual Property owned by a Target Company. The Company has made available to SPAC true and complete copies of all written Contracts referenced in subsections under which employees and independent contractors assigned their Intellectual Property to a Target Company. To the Company’s Knowledge, none of the employees of any Target Company is obligated under any Contract, or subject to any Order, that would materially interfere with the use of such employee’s best efforts to promote the interests of the Target Companies, or that would materially conflict with the business of any Target Company as presently conducted or contemplated to be conducted. Each Target Company has taken reasonable security measures in order to protect the secrecy, confidentiality and value of all material Trade Secrets and other confidential or proprietary material Company IP.

(g)            No Governmental Authority or any university, college, other educational institution or research center owns, purports to own, has any other rights in or to, or has any option to obtain any rights in or to, any Company IP.

(h)            Each Target Company takes and has taken commercially reasonable measures designed to maintain and protect the performance of the Company IT Systems (and all Software, information and data stored thereon). The Company IT Systems are adequate and sufficient for the operation of the businesses of the Target Companies as currently conducted. There have been no (i) material failures, breakdowns or other impairments of any Company IT Systems that have not been remedied or are in the process of being remedied in full as of the date of this Agreement or (ii) material security breaches or unauthorized use, access or intrusions of any Company IT Systems.

(i)             No Person has obtained unauthorized access to third party information and data (including personally identifiable information) in the possession of a Target Company, nor has there been any other material compromise of the security, confidentiality or integrity of such information or data, and no written or, to the Knowledge of the Company, oral complaint relating to an improper use or disclosure of, or a breach in the security of, any such information or data has been received by a Target Company. Each Target Company has complied in all material respects with all applicable Laws and Contract requirements relating to data privacy, personal data protection, cybersecurity and the collection, processing and use of Personal Information and its own privacy policies and guidelines. The operation of the business of the Target Companies has not and does not violate any right to privacy or publicity of any third person, or constitute unfair competition or trade practices under applicable Law.

(j)             The consummation of any of the transactions contemplated by this Agreement will not result in the material breach, material modification, cancellation, termination, suspension of or acceleration of any payments with respect to, or release of source code because of (i) any Contract providing for the license or other use of Intellectual Property owned by a Target Company, or (ii) any Company IP License. Following the Closing, the Company shall be permitted to exercise, directly or indirectly through its Subsidiaries, all of the Target Companies’ rights under such Contracts or Company IP Licenses to the same extent that the Target Companies would have been able to exercise had the transactions contemplated by this Agreement not occurred, without the payment of any additional amounts or consideration other than ongoing fees, royalties or payments which the Target Companies would otherwise be required to pay in the absence of such transactions.

5.14          Taxes and Returns.

(a)            Each Target Company has or will have timely filed, or caused to be timely filed, all material Tax Returns required to be filed by it (taking into account all available extensions), which Tax Returns are true, accurate, correct and complete in all material respects, and has paid, collected or withheld, or caused to be paid, collected or withheld, all material Taxes required to be paid, collected or withheld, other than such Taxes for which adequate reserves in the Company Financials have been established. Each Target Company has complied in all material respects with all applicable Laws relating to Tax.

(b)            There is no Action currently pending or, to the Knowledge of the Company, threatened against a Target Company by a Governmental Authority in a jurisdiction where the Target Company does not file Tax Returns that it is or may be subject to taxation by that jurisdiction.

(c)            No Target Company is being audited by any Tax authority or has been notified in writing that any such audit is contemplated or pending. There are no claims, assessments, audits, examinations, investigations or other Actions pending against a Target Company in respect of any Tax, and no Target Company has been notified in writing of any proposed Tax claims or assessments against it (other than, in each case, claims or assessments for which adequate reserves in the Company Financials have been established).

(d)            There are no Liens with respect to any Taxes upon any Target Company’s assets, other than Permitted Liens.

(e)            No Target Company has any outstanding waivers or extensions of any applicable statute of limitations to assess any amount of material Taxes. There are no outstanding requests by a Target Company for any extension of time within which to file any Tax Return or within which to pay any Taxes shown to be due on any Tax Return.

(f)             No Target Company has made any change in accounting method (except as required by a change in Law) or entered into any closing agreement with any taxing authority affecting or otherwise settled or compromised any material Tax Liability or refund.

(g)            No Target Company has participated in, or sold, distributed or otherwise promoted, any “reportable transaction,” as defined in U.S. Treasury Regulation section 1.6011-4.

(h)            No Target Company has any Liability or potential Liability for the Taxes of another Person (other than another Target Company) that is not adequately reflected in the Company Financials (i) under any applicable Tax Law, (ii) as a transferee or successor, or (iii) by Contract, indemnity or otherwise (excluding commercial agreements entered into in the ordinary course of business the primary purpose of which is not the sharing of Taxes). No Target Company is a party to or bound by any Tax indemnity agreement, Tax sharing agreement or Tax allocation agreement or similar agreement, arrangement or practice (excluding commercial agreements entered into in the ordinary course of business the primary purpose which is not the sharing of Taxes) with respect to Taxes (including advance pricing agreement, closing agreement or other agreement relating to Taxes with any Governmental Authority) that will be binding on any Target Company with respect to any period following the Closing Date.

(i)             No Target Company has requested, nor is it the subject of or bound by, any private letter ruling, technical advice memorandum, closing agreement or similar ruling, memorandum or agreement with any Governmental Authority with respect to any Taxes, nor is any such request outstanding.

(j)             At all times since each Target Company’s date of formation, each such Target Company has been classified as either a disregarded entity or a partnership (in each case, for U.S. federal income Tax purposes or, where applicable, state and/or local income Tax purposes). No such Target Company has made an election to be treated as an association taxable as a corporation for U.S. federal income Tax purposes or, where applicable, state and/or local income Tax purposes.

(k)            To the Knowledge of the Company, there are no facts or circumstances that would reasonably be expected to prevent the Transactions from qualifying for the Intended Tax Treatment.

5.15          Real Property. Schedule 5.15 contains a complete and accurate list of (i) all real property currently leased or subleased or otherwise used or occupied by a Target Company or any affiliate thereof for the operation of the business of a Target Company, and (ii) of all current leases, lease guarantees, agreements and documents related thereto, including all amendments, terminations and modifications thereof or waivers thereto (collectively, the “Company Real Property Leases”), as well as the current annual rent and term under each Company Real Property Lease. The Company has provided to SPAC a true, correct and complete copy of each of the Company Real Property Leases, and in the case of any oral Company Real Property Lease, a written summary of the material terms of such Company Real Property Lease. The Company Real Property Leases are valid, binding and enforceable in accordance with their terms and are in full force and effect, subject to the Enforceability Exceptions. No event has occurred which (whether with or without notice, lapse of time or both or the happening or occurrence of any other event) would constitute a default on the part of a Target Company or, to the Knowledge of the Company, any other party under any of the Company Real Property Leases, and no Target Company has received notice of any such condition. No Target Company owns or has ever owned any real property or any interest in real property (other than the leasehold interests in any Company Real Property Lease).

5.16          Personal Property. Each item of Personal Property which is currently owned, used or leased by a Target Company with a book value or fair market value of greater than Fifty Thousand Dollars ($50,000) is set forth on Schedule 5.16, along with, to the extent applicable, a list of lease agreements, lease guarantees, security agreements and other agreements related thereto, including all amendments, terminations and modifications thereof or waivers thereto (“Company Personal Property Leases”). Except as set forth on Schedule 5.16, all such items of Personal Property are in good operating condition and repair (reasonable wear and tear excepted consistent with the age of such items), and are suitable for their intended use in the business of the Target Companies. The operation of each Target Company’s business as it is now conducted or presently proposed to be conducted is not dependent upon the right to use the Personal Property of Persons other than a Target Company, except for such Personal Property that is owned, leased or licensed by or otherwise contracted to a Target Company. The Company has provided to SPAC a true and complete copy of each of the Company Personal Property Leases, and in the case of any oral Company Personal Property Lease, a written summary of the material terms of such Company Personal Property Lease. The Company Personal Property Leases are valid, binding and enforceable in accordance with their terms and are in full force and effect. To the Knowledge of the Company, no event has occurred which (whether with or without notice, lapse of time or both or the happening or occurrence of any other event) would constitute a default on the part of a Target Company or any other party under any of the Company Personal Property Leases, and no Target Company has received notice of any such condition.

5.17          Title to and Sufficiency of Assets. Each Target Company has good and marketable title to, or a valid leasehold interest in or right to use, all of its assets, free and clear of all Liens other than (a) Permitted Liens, (b) the rights of lessors under leasehold interests, (c) Liens specifically identified on the most recent balance sheet included in the Company Financials and (d) Liens set forth on Schedule 5.17. The assets (including Intellectual Property rights and contractual rights) of the Target Companies constitute all of the assets, rights and properties that are used in the operation of the businesses of the Target Companies as it is now conducted or that are used or held by the Target Companies for use in the operation of the businesses of the Target Companies, and taken together, are adequate and sufficient for the operation of the businesses of the Target Companies as currently conducted.

5.18          Employee Matters

(a)            Except as set forth on Schedule 5.18(a), no Target Company is a party to any Collective Bargaining Agreement or other Contract covering any group of employees, labor organization or other representative of any of the employees of any Target Company, and the Company has no Knowledge of any activities or proceedings of any labor union or other party to organize or represent such employees. There has not occurred or, to the Knowledge of the Company, been threatened any strike, slow-down, picketing, work-stoppage, or other similar labor activity with respect to any such employees. Schedule 5.18(a) sets forth all unresolved labor controversies (including unresolved employee, consultant or independent contractor claims, grievances and/or disputes, whether raised internally with the Company or through a representative, including any harassment, age or other discrimination, or retaliation claims, wage and hour claims, and any other claims arising under local, state or federal labor and employment laws), if any, that are pending or, to the Knowledge of the Company, threatened between any Target Company and Persons employed by or providing services as independent contractors to a Target Company. No current officer or employee of a Target Company has provided any Target Company written or, to the Knowledge of the Company, oral notice of his or her plan to terminate his or her employment with any Target Company.

(b)            Except as set forth on Schedule 5.18(b), each Target Company (i) is and for the last six (6) years has been in compliance in all material respects with all applicable Laws respecting employment and employment practices, terms and conditions of employment, legally-required trainings and notices, health and safety and wages and hours, and other Laws relating to discrimination, harassment, retaliation, disability, labor relations, hours of work, payment of wages and overtime wages, pay equity, immigration, workers compensation, working conditions, employee scheduling, occupational safety and health, family and medical leave, and employee terminations, and has not received written or, to the Knowledge of the Company, oral notice that there is any pending Action involving unfair labor practices against a Target Company, (ii) is not liable for any material past due arrears of wages or any material penalty for failure to comply with any of the foregoing, and (iii) is not liable for any material payment to any Governmental Authority with respect to unemployment compensation benefits, social security or other benefits or obligations for employees, independent contractors or consultants (other than routine payments to be made in the ordinary course of business and consistent with past practice). There are no Actions pending or, to the Knowledge of the Company, threatened against a Target Company brought by or on behalf of any applicant for employment, any current or former employee, any Person alleging to be a current or former employee, or any Governmental Authority, relating to any such Law or regulation, or alleging breach of any express or implied contract of employment, wrongful termination of employment, or alleging any other discriminatory, wrongful or tortious conduct in connection with the employment relationship.

(c)            Schedule 5.18(c) hereto sets forth a complete and accurate list as of the date hereof of all employees of the Target Companies showing for each as of such date (i) the employee’s name, job title or description, employer, location, salary level (including any bonus, commission, deferred compensation or other remuneration payable (other than any such arrangements under which payments are at the discretion of the Target Companies)), (ii) any bonus, commission or other remuneration other than salary paid during the fiscal year ending December 31, 2025, and (iii) any wages, salary, bonus, commission or other compensation due and owing to each employee during or for the fiscal year ended December 31, 2025. Except as set forth on Schedule 5.18(c), (A) no employee is a party to a written employment Contract with a Target Company and each is employed “at will”, and (B) the Target Companies have paid in full to all their employees all wages, salaries, commission, bonuses and other compensation due to their employees, including overtime compensation, and no Target Company has any obligation or Liability (whether or not contingent) with respect to severance payments to any such employees under the terms of any written or, to the Company’s Knowledge, oral agreement, or commitment or any applicable Law, custom, trade, policy or practice. Except as set forth on Schedule 5.18(c), each Target Company employee has entered into the Company’s standard form of employee non-disclosure, inventions and restrictive covenants agreement with a Target Company (whether pursuant to a separate agreement or incorporated as part of such employee’s overall employment agreement), a copy of which has been made available to SPAC by the Company.

(d)            Schedule 5.18(d) contains a list of all independent contractors (including consultants) currently engaged by any Target Company, along with the position, the entity engaging such Person, date of retention and rate of remuneration, most recent increase (or decrease) in remuneration and amount thereof, for each such Person. Except as set forth on Schedule 5.18(d), all of such independent contractors are a party to a written Contract with a Target Company. Except as set forth on Schedule 5.18(d), each such independent contractor has entered into customary covenants regarding confidentiality, non-competition and assignment of inventions and copyrights in such Person’s agreement with a Target Company, a copy of which has been provided to SPAC by the Company. For the purposes of applicable Law, including the Code, all independent contractors who are currently, or within the last six (6) years have been, engaged by a Target Company are bona fide independent contractors and not employees of a Target Company. Each independent contractor is terminable on fewer than thirty (30) days’ notice, without any obligation of any Target Company to pay severance or a termination fee.

(e)            To the Knowledge of the Company, since January 1, 2023, the Target Companies has investigated all workplace harassment (including sexual harassment), discrimination, retaliation, and workplace violence written claims, if any, relating to current and/or former employees of any Target Company or third parties who interacted with current and/or former employees of the Company. With respect to each such written claim with potential merit, the Company has taken corrective action. Further, to the Knowledge of the Company, since January 1, 2023 no allegations of sexual harassment have been made to any Target Company against any individual in his or her capacity as director or an executive officer of any Target Company.

5.19          Benefit Plans.

(a)            Set forth on Schedule 5.19(a) is a true and complete list of each material Benefit Plan of a Target Company (each, a “Company Benefit Plan”). With respect to each Company Benefit Plan, there are no funded benefit obligations for which contributions have not been made or properly accrued and there are no unfunded benefit obligations that have not been accounted for by reserves, or otherwise properly footnoted in accordance with GAAP on the Company Financials. No Target Company has any Liability with respect to any collectively-bargained for plans, whether or not subject to the provisions of ERISA. No statement, either written or oral, has been made by any Target Company to any Person with regard to any Company Benefit Plan that was not in accordance with the Company Benefit Plan in any material respect.

(b)            Except as set forth on Schedule 5.19(b), each Company Benefit Plan is and has been operated at all times in compliance with all applicable Laws in all material respects, including ERISA and the Code. Each Company Benefit Plan which is intended to be “qualified” within the meaning of Section 401(a) of the Code (i) has been determined by the IRS to be so qualified (or is based on a prototype plan which has received a favorable opinion letter) during the period from its adoption to the date of this Agreement and (ii) its related trust has been determined to be exempt from taxation under Section 501(a) of the Code or the Target Companies have requested an initial favorable IRS determination of qualification and/or exemption within the period permitted by applicable Law. To the Company’s Knowledge, no fact exists which could adversely affect the qualified status of such Company Benefit Plans or the exempt status of such trusts.

(c)            With respect to each Company Benefit Plan, the Company has provided to SPAC accurate and complete copies, if applicable, of: (i) all Company Benefit Plan texts and agreements and related trust agreements, insurance policy, administrative service agreements, or annuity Contracts (including any amendments, modifications or supplements thereto) or an accurate written summary of any Company Benefit Plan which is unwritten, (ii) all summary plan descriptions and material modifications thereto, (iii) the three (3) most recent Forms 5500, if applicable, and annual report, including all schedules thereto, (iv) the most recent annual and periodic accounting of plan assets, (v) the three (3) most recent nondiscrimination testing reports, (vi) the most recent determination letter received from the IRS, if any, (vii) the most recent actuarial valuation, and (viii) all material communications with any Governmental Authority.

(d)            Except as set forth on Schedule 5.19(d), with respect to each Company Benefit Plan: (i) such Company Benefit Plan has been established, operated, funded, administered and enforced in all material respects in accordance with its terms and all applicable Laws, including the Code and ERISA, (ii) no breach of fiduciary duty that could reasonably be expected to result in Liability to any Target Company has occurred, (iii) no Action is pending, or to the Company’s Knowledge, threatened (other than routine claims for benefits arising in the ordinary course of administration), (iv) no “prohibited transaction”, as defined in Section 406 of ERISA or Section 4975 of the Code, has occurred that could reasonably be likely to result in Liability to any Target Company, excluding transactions effected pursuant to a statutory or administrative exemption; (v) no filing has been made with respect to any Company Benefit Plan under any voluntary correction program; (vi) there has been no amendment to, written interpretation or announcement (whether or not written) by any Target Company relating to, any change in participation or coverage under, any Company Benefit Plan that would materially increase the expense of maintaining such Company Benefit Plan above the level of expense incurred with respect to such Company Benefit Plan for the most recent full fiscal year included in the Company Financials; and (vii) all contributions and premiums due through the Closing Date have been made in all material respects as required under all applicable Laws, including the Code and ERISA or have been fully accrued in all material respects on the Company Financials.

(e)            Except as set forth on Schedule 5.19(e), during the six (6) year period preceding the Company Merger Effective Time, no Target Company or any of their ERISA Affiliates has maintained, contributed to, sponsored, had an obligation to contribute to or any Liability, whether absolute or contingent, with respect to (i) a “defined benefit plan” (as defined in Section 414(j) of the Code), (ii) a “multiemployer plan” (as defined in Section 3(37) of ERISA) or (iii) a “multiple employer plan” (as described in Section 413(c) of the Code). No Company Benefit Plan is subject to Title IV of ERISA or Section 412 of the Code, and neither the Target Company nor any ERISA Affiliate has incurred any Liability or otherwise could have any Liability, contingent or otherwise, under Title IV of ERISA and no condition presently exists that is expected to cause such Liability to be incurred. No Target Company currently maintains, sponsors or has ever maintained or sponsored, or is required currently or has ever been required to contribute to or otherwise participate in, a “multiple employer welfare arrangement” or “voluntary employees’ beneficiary association” as defined in Section 501(c)(9) of the Code.

(f)             There is no arrangement under any Company Benefit Plan with respect to any employee that would result in the payment of any amount that by operation of Sections 280G or 162(m) of the Code would not be deductible by the Target Companies and no arrangement exists pursuant to which a Target Company will be required to “gross up” or otherwise compensate any person because of the imposition of any excise tax on a payment to such person.

(g)            With respect to each Company Benefit Plan which is a “welfare plan” (as described in Section 3(1) of ERISA): (i) except to the extent required by Section 4980B of the Code or similar state Law, no such plan provides health, medical, other welfare benefits, or death benefits with respect to current or former employees, directors, officers, or individual service providers of a Target Company beyond their termination of employment (other than coverage mandated by Law, which is paid solely by such employees); and (ii) there are no reserves, assets, surplus or prepaid premiums under any such plan. Each Target Company has complied with the provisions of Section 601 et seq. of ERISA and Section 4980B, 4980D, 4980H, 6721 and 6722 of the Code and no circumstances exist that are reasonably expected to result in the imposition of any material Liability.

(h)            Except as set forth on Schedule 5.19(h), the consummation of the transactions contemplated by this Agreement and the Ancillary Documents will not (either alone or in combination with another event (including any termination of employment on or following the Closing)): (i) entitle any individual to severance pay, unemployment compensation or any other benefits or compensation (or any increase in severance pay), (ii) accelerate the time of payment, funding or vesting, or increase the amount of any compensation or benefits due, or in respect of, any individual, (iii) directly or indirectly cause any Target Company to transfer or set aside any assets to fund any material benefits under any Company Benefit Plan, (iv) result in any breach or violation of or default under or limit the right of any Target Company to amend, modify or terminate any Company Benefit Plan, or (v) result in or satisfy a condition to the payment of compensation that would, individually or in combination with any other payment, result in an “excess parachute payment” within the meaning of Section 280G of the Code. No Target Company has incurred any material Liability for any Tax imposed under Chapter 43 of the Code or civil liability under Section 502(i) or (l) of ERISA.

(i)             All Company Benefit Plans can be terminated at any time as of or after the Closing Date without resulting in any material Liability to the Surviving Subsidiaries or Pubco, or their respective Affiliates for any additional contributions, penalties, premiums, fees, fines, excise taxes or any other charges or liabilities.

(j)             Each Company Benefit Plan that is subject to Section 409A of the Code (each, a “Section 409A Plan”) as of the Closing Date is indicated as such on Schedule 5.19(j). No equity-based awards have been issued or granted by the Company that are, or are subject to, a Section 409A Plan. Except as set forth on Schedule 5.19(j), (i) each Section 409A Plan has been operated and administered in compliance, and is in documentary compliance, with the applicable provisions of Section 409A of the Code, the regulations thereunder and other official guidance issued thereunder, (ii) no Target Company has any obligation to any current or former employee, director, officer, or other service provider with respect to any Section 409A Plan that may be subject to any Tax under Section 409A of the Code, and (iii) no payment to be made under any Section 409A Plan is, or to the Knowledge of the Company will be, subject to the penalties of Section 409A(a)(1) of the Code. There is no Contract or plan to which any Target Company is a party or by which it is bound to compensate, reimburse, “gross-up” or indemnify any employee, consultant or director for any Taxes or interest imposed pursuant to Section 409A of the Code.

(k)            Each Foreign Pension Plan, in form and operation, materially complies with its terms and with the requirements of all applicable Laws and has been materially maintained, where required, in good standing with applicable regulatory authorities. All contributions required to be made with respect to a Foreign Pension Plan have been timely made, and no Foreign Pension Plan has any Liability which is not properly accrued on the Company Financials. No Target Company has incurred any obligation in connection with the termination of, or withdrawal from, any Foreign Pension Plan. The present value of the accrued benefit Liabilities (whether or not vested) under each Foreign Pension Plan, determined as of the end of the Target Company’s most recently ended fiscal year on the basis of actuarial assumptions, each of which is reasonable, did not exceed the current value of the assets of such Foreign Pension Plan allocable to such benefit Liabilities.

5.20          Environmental Matters. Except as set forth on Schedule 5.20:

(a)            Each Target Company is and has been in compliance in all material respects with all applicable Environmental Laws, including obtaining, maintaining in good standing, and complying in all material respects with all Permits required for its business and operations by Environmental Laws (“Environmental Permits”), no Action is pending or, to the Company’s Knowledge, threatened to revoke, modify, or terminate any such Environmental Permit, and, to the Company’s Knowledge, no facts, circumstances, or conditions currently exist that could adversely affect such continued compliance with Environmental Laws and Environmental Permits or require capital expenditures to achieve or maintain such continued compliance with Environmental Laws and Environmental Permits.

(b)            No Target Company is the subject of any outstanding Order or Contract with any Governmental Authority or other Person in respect of any (i) Environmental Laws, (ii) Remedial Action, or (iii) Release or threatened Release of a Hazardous Material. No Target Company has assumed, contractually or by operation of Law, any Liabilities or obligations under any Environmental Laws.

(c)            No Action has been made or is pending, or to the Company’s Knowledge, threatened against any Target Company or any assets of a Target Company alleging either or both that a Target Company may be in material violation of any Environmental Law or Environmental Permit or may have any material Liability under any Environmental Law.

(d)            No Target Company has manufactured, treated, stored, disposed of, arranged for or permitted the disposal of, generated, handled or Released any Hazardous Material, or owned or operated any property or facility, in a manner that has given or would reasonably be expected to give rise to any material Liability or obligation under applicable Environmental Laws. No fact, circumstance, or condition exists in respect of any Target Company or any property currently or formerly owned, operated, or leased by any Target Company or any property to which a Target Company arranged for the disposal or treatment of Hazardous Materials that could reasonably be expected to result in a Target Company incurring any material Environmental Liabilities.

(e)            There is no investigation of the business, operations, or currently owned, operated, or leased property of a Target Company or, to the Company’s Knowledge, previously owned, operated, or leased property of a Target Company pending or, to the Company’s Knowledge, threatened that could lead to the imposition of any Liens under any Environmental Law or material Environmental Liabilities.

(f)             To the Knowledge of the Company, there is not located at any of the properties of a Target Company any (i) underground storage tanks, (ii) asbestos-containing material, or (iii) equipment containing polychlorinated biphenyls.

(g)            The Company has provided to SPAC all environmentally related site assessments, audits, studies, reports, analysis and results of investigations that have been performed in respect of the currently or previously owned, leased, or operated properties of any Target Company.

5.21          Transactions with Related Persons. Except as set forth on Schedule 5.21, no Target Company nor any of its Affiliates, nor any officer, director, manager, employee, trustee or beneficiary of a Target Company or any of its Affiliates, nor any immediate family member of any of the foregoing (whether directly or indirectly through an Affiliate of such Person) (each of the foregoing, a “Related Person”) is presently, or in the past three (3) years, has been, a party to any transaction with a Target Company, including any Contract or other arrangement (a) providing for the furnishing of services by (other than as officers, directors or employees of the Target Company), (b) providing for the rental of real property or Personal Property from or (c) otherwise requiring payments to (other than for services or expenses as directors, officers or employees of the Target Company in the ordinary course of business consistent with past practice) any Related Person or any Person in which any Related Person has an interest as an owner, officer, manager, director, trustee or partner or in which any Related Person has any direct or indirect interest (other than the ownership of securities representing no more than two percent (2%) of the outstanding voting power or economic interest of a publicly traded company). Except as set forth on Schedule 5.21, no Target Company has outstanding any Contract or other arrangement or commitment with any Related Person, and no Related Person owns any real property or Personal Property, or right, tangible or intangible (including Intellectual Property) which is used in the business of any Target Company. The assets of the Target Companies do not include any receivable or other obligation from a Related Person, and the liabilities of the Target Companies do not include any payable or other obligation or commitment to any Related Person.

5.22          Insurance. Schedule 5.22 lists all insurance policies (by policy number, insurer, coverage period, coverage amount, annual premium and type of policy) held by a Target Company relating to a Target Company or its business, properties, assets, directors, officers and employees, copies of which have been provided to SPAC. All premiums due and payable under all such insurance policies have been timely paid and the Target Companies are otherwise in material compliance with the terms of such insurance policies. Each such insurance policy (i) is legal, valid, binding, enforceable and in full force and effect and (ii) will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the Closing. No Target Company has any self-insurance or co-insurance programs. In the past three (3) years, no Target Company has received any notice from, or on behalf of, any insurance carrier relating to or involving any adverse change or any change other than in the ordinary course of business, in the conditions of insurance, any refusal to issue an insurance policy or non-renewal of a policy.

5.23          Books and Records. All of the financial books and records of the Target Companies are complete and accurate in all material respects and have been maintained in the ordinary course consistent with past practice and in accordance with applicable Laws.

5.24          Top Customers and Suppliers. Schedule 5.24 lists, by dollar volume received or paid, as applicable, for each of (a) the twelve (12) months ended on December 31, 2025 and (b) the period from January 1, 2026 through the most recent balance sheet date, the ten (10) largest customers of the Target Companies (the “Top Customers”) and the ten (10) largest suppliers of goods or services to the Target Companies (the “Top Suppliers”), along with the amounts of such dollar volumes. The relationships of each Target Company with such suppliers and customers are good commercial working relationships and (i) no Top Supplier or Top Customer within the last twelve (12) months has cancelled or otherwise terminated, or, to the Company’s Knowledge, intends to cancel or otherwise terminate, any material relationships of such Person with a Target Company, (ii) no Top Supplier or Top Customer has during the last twelve (12) months decreased materially or, to the Company’s Knowledge, threatened to stop, decrease or limit materially, or intends to modify materially its material relationships with a Target Company or intends to stop, decrease or limit materially its products or services to any Target Company or its usage or purchase of the products or services of any Target Company, (iii) to the Company’s Knowledge, no Top Supplier or Top Customer intends to refuse to pay any amount due to any Target Company or seek to exercise any remedy against any Target Company, (iv) no Target Company has within the past two (2) years been engaged in any material dispute with any Top Supplier or Top Customer, and (v) to the Company’s Knowledge, the consummation of the transactions contemplated in this Agreement and the Ancillary Documents will not adversely affect the relationship of any Target Company with any Top Supplier or Top Customer.

5.25          Certain Business Practices.

(a)            No Target Company, nor any of the respective officers, managers or directors or, to the Company’s Knowledge, any other Representatives acting on their behalf, has (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees, to foreign or domestic political parties or campaigns or violated any provision of the U.S. Foreign Corrupt Practices Act of 1977 or (iii) made any other unlawful payment. Since January 1, 2024, no Target Company, nor any of the respective officers, managers or directors or, to the Company’s Knowledge, any other Representatives acting on their behalf, has directly or knowingly indirectly, given or agreed to give any unlawful gift or similar benefit in any material amount to any customer, supplier, governmental employee or other Person who is or may be in a position to help or hinder any Target Company or assist any Target Company in connection with any actual or proposed transaction.

(b)            The operations of each Target Company are and have been conducted at all times in compliance with money laundering statutes in all applicable jurisdictions that govern the operations of the Target Company, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority that have jurisdiction over the Target Companies, and no Action involving a Target Company with respect to any of the foregoing is pending or, to the Knowledge of the Company, threatened.

(c)            No Target Company or any of their respective directors, managers or officers, or, to the Knowledge of the Company, any other Representative acting on behalf of a Target Company is currently (i) identified on the specially designated nationals or other blocked person list or otherwise currently subject to any U.S. economic, financial, or trade sanctions administered by OFAC, the U.S. Department of State, or other applicable Governmental Authority (“Sanctions”); (ii) organized, resident, or located in, or a national of a comprehensively sanctioned country; or (iii) in the aggregate, fifty percent (50%) or greater owned, directly or indirectly, or otherwise controlled, by a person identified in (i) or (ii); and no Target Company has, directly or, knowingly, indirectly, used any funds, or loaned, contributed or otherwise made available such funds to any Subsidiary, joint venture partner or other Person, in connection with any sales or operations in any country comprehensively sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to, or otherwise in violation of, any U.S. sanctions administered by OFAC or the U.S. Department of State since April 24, 2019. Since April 24, 2019, the Target Companies have been in compliance with applicable Sanctions. Since April 24, 2019, not Target Company has received any notice, request, claim, complaint, correspondence, or other communication in writing from any Governmental Authority or other Person, and there has not been any audit, investigation, enforcement action (including any fines or other sanctions), or other Action, or any disclosure made to a Government Authority relating to any actual or alleged violation of Sanctions.

5.26          Privacy and Data Security.

(a)            The Target Companies, and, to Knowledge of the Company, all vendors, processors, or other third parties acting for or on behalf of a Target Company in connection with the Processing of Personal Information or that otherwise have been authorized to have access to Personal Information in the possession or control of the Target Companies or the Target Companies’ information technology systems or software applications, comply and at all times have complied, in all material respects with all of the following: (i) Privacy Laws; (ii) the Company Privacy and Data Security Policies; and (iii) any Contract requirements or terms of use concerning the Processing of Personal Information or the security of information technology systems or software applications to which a Target Company is a party or otherwise bound as of the date hereof (“Privacy Agreements”). The operation of the business of the Target Companies has not and does not violate any right to privacy or publicity of any third person under applicable Law.

(b)            The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not: (i) conflict with or result in a violation or breach of any Privacy Laws, Company Privacy and Data Security Policies; or (ii) require the consent of or notice to any Person concerning such Person’s Personal Information.

(c)            The Company has delivered or made available to SPAC true, complete, and correct copies of all Company Privacy and Data Security Policies.

(d)            No Person has obtained unauthorized access to Personal Information in the possession of a Target Company, nor has there been any other material compromise of the security, confidentiality, availability or integrity of any Target Company information technology system or software application or the information or data thereon, and no written or, to the Knowledge of the Company, oral complaint relating to an improper use or disclosure of, or a breach in the security of, any such Target Company information technology system or software application, or the information or data thereon, has been received by a Target Company (a “Security Incident”). The Target Companies have not notified and there have been no facts or circumstances that would require a Target Company to notify, any Governmental Authority or other Person of any Security Incident.

(e)            The Target Companies have not received any notice, request, claim, complaint, correspondence, or other communication in writing from any Governmental Authority or other Person, and there has not been any audit, investigation, enforcement action (including any fines or other sanctions), or other Action, (i) relating to any actual, alleged, or suspected Security Incident or violation of any Privacy Agreements, or any Person’s individual privacy rights involving Personal Information in the possession or control of the Target Companies, or held or Processed by any vendor, processor, or other third party for or on behalf of the Target Companies; (ii) prohibiting or threatening to prohibit the transfer of Personal Information to any place; or (iii) permitting or mandating any Governmental Authority to investigate, requisition information from, or enter the premises of, the Target Companies, and there are no facts or circumstances that would reasonably be expected to give rise to any of the foregoing.

(f)             Each Target Company has implemented and maintained, and required all vendors, processors, or other third parties that Process any Personal Information for or on behalf of the Target Companies to implement and maintain, commercially reasonable security (a) regarding the confidentiality, integrity and availability of Personal Information and Confidential Information, in its possession, custody or control, or held or processed on its behalf, and (b) regarding the integrity and availability of the information technology systems and software applications the Target Companies own, operate or outsource. The Target Companies’ information technology systems and software applications, do not contain any “time bombs”, “trojan horses,” “back doors,” “trap doors,” worms, viruses, spyware, keylogger software or other vulnerability, faults or malicious code or damaging devices designed or reasonably expected to adversely impact the functionality of or permit unauthorized access or to disable or otherwise harm any information technology systems or software applications. .

(g)            The Target Companies maintain a cyber insurance policy that is adequate and suitable for the nature and volume of Personal Information Processed by or on behalf of the Target Companies and is sufficient for compliance with all applicable Laws and Contracts to which any of the Target Companies is a party or by which it is bound. The Company has delivered or made available to SPAC a true, complete, and correct copy of such cyber insurance policy.

5.27          Investment Company Act. No Target Company is an “investment company” or a Person directly or indirectly “controlled” by or acting on behalf of an “investment company”, or required to register as an “investment company”, in each case within the meaning of the Investment Company Act.

5.28          Finders and Brokers. Except as set forth on Schedule 5.28, no Target Company has incurred or will incur any Liability for any brokerage, finder’s or other fee or commission in connection with the transactions contemplated hereby or by any Transaction Financing.

5.29          Exclusivity of Representations.

(a)            Neither the Company nor any of its Representatives have made any representation or warranty as to the Company or this Agreement, except as expressly set forth in this Agreement (including the related portions of the Company Disclosure Schedules) or in any certificate delivered to SPAC pursuant hereto.

(b)            The Company specifically disclaims that it is relying upon or has relied upon any other representations and warranties that may have been made by any Person and acknowledges and agrees that SPAC, Pubco and the Merger Subs have specifically disclaimed any such other representations and warranties.

5.30          Information Supplied. None of the information supplied or to be supplied by the Company expressly for inclusion or incorporation by reference: (a) in any current report on Form 8-K, and any exhibits thereto (including the Signing Filing, Signing Press Release, Closing Filing, and Closing Press Release) or any other report, form, registration or other filing made with any Governmental Authority or stock exchange with respect to the transactions contemplated by this Agreement or any Ancillary Documents; (b) in the Registration Statement; or (c) in the mailings or other distributions to SPAC’s shareholders and/or prospective investors with respect to the consummation of the transactions contemplated by this Agreement or in any amendment to any of documents identified in (a) through (c), will, when filed, made available, mailed or distributed, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, the Company makes no representation, warranty or covenant with respect to any information supplied by or on behalf of SPAC or its Affiliates.

Article VI
COVENANTS

6.1            Access and Information.

(a)            During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement in accordance with Section 8.1 or the Closing (the “Interim Period”), subject to Section 6.15, the Company shall give, and shall cause its Representatives to give, SPAC and its Representatives, at reasonable times during normal business hours and upon reasonable intervals and notice, reasonable access to all offices and other facilities and to all employees, properties, Contracts, agreements, commitments, books and records, information technology systems, financial and operating data and other information (including Tax Returns, internal working papers, client files, client Contracts and director service agreements), of or pertaining to the Target Companies, as SPAC or its Representatives may reasonably request regarding the Target Companies and their respective businesses, assets, Liabilities, financial condition, prospects, operations, management, employees and other aspects (including unaudited quarterly financial statements, including a consolidated quarterly balance sheet and income statement, a copy of each material report, schedule and other document filed with or received by a Governmental Authority pursuant to the requirements of applicable securities Laws, and independent public accountants’ work papers (subject to the consent or any other conditions required by such accountants, if any)) and cause each of the Company’s Representatives to reasonably cooperate with SPAC and its Representatives in their investigation; provided, however, that SPAC and its Representatives shall conduct any such activities in such a manner as not to unreasonably interfere with the business or operations of the Target Companies.

(b)            During the Interim Period, subject to Section 6.15, SPAC shall give, and shall cause its Representatives to give, the Company and its Representatives, at reasonable times during normal business hours and upon reasonable intervals and notice, reasonable access to all offices and other facilities and to all employees, properties, Contracts, agreements, commitments, books and records, financial and operating data and other information (including Tax Returns, internal working papers, client files, client Contracts and director service agreements), of or pertaining to SPAC or its Subsidiaries, as the Company or its Representatives may reasonably request regarding SPAC, its Subsidiaries and their respective businesses, assets, Liabilities, financial condition, prospects, operations, management, employees and other aspects (including unaudited quarterly financial statements, including a consolidated quarterly balance sheet and income statement, a copy of each material report, schedule and other document filed with or received by a Governmental Authority pursuant to the requirements of applicable securities Laws, and independent public accountants’ work papers (subject to the consent or any other conditions required by such accountants, if any)) and cause each of SPAC’s Representatives to reasonably cooperate with the Company and its Representatives in their investigation; provided, however, that the Company and its Representatives shall conduct any such activities in such a manner as not to unreasonably interfere with the business or operations of SPAC or any of its Subsidiaries.

6.2            Conduct of Business of the Company.

(a)            Unless SPAC shall otherwise consent in writing (such consent not to be unreasonably withheld, conditioned or delayed), during the Interim Period, except as expressly contemplated by this Agreement or the Ancillary Documents or as set forth on Schedule 6.2, the Company shall, and shall cause its Subsidiaries to, (i) conduct their respective businesses, in all material respects, in the ordinary course of business consistent with past practice, (ii) comply with all Laws applicable to the Target Companies and their respective businesses, assets and employees, and (iii) take all commercially reasonable measures necessary or appropriate to preserve intact, in all material respects, their respective business organizations, to keep available the services of their respective managers, directors, officers, employees and consultants, and to preserve the possession, control and condition of their respective material assets, all as consistent with past practice.

(b)            Without limiting the generality of Section 6.2(a) and except as contemplated by the terms of this Agreement (including, a Transaction Financing) or the Ancillary Documents or as required by applicable Law, during the Interim Period, without the prior written consent of SPAC (such consent not to be unreasonably withheld, conditioned or delayed), the Company shall not, and shall cause its Subsidiaries to not:

(i)            amend, waive or otherwise change, in any respect, its Organizational Documents, except as required by applicable Law;

(ii)           authorize for issuance, issue, grant, sell, pledge, dispose of or propose to issue, grant, sell, pledge or dispose of any of its equity securities or any options, warrants, commitments, subscriptions or rights of any kind to acquire or sell any of its equity securities, or other securities, including any securities convertible into or exchangeable for any of its shares or other equity securities or securities of any class and any other equity-based awards, or engage in any hedging transaction with a third Person with respect to such securities; provided, that the foregoing shall not apply to (x) equity or equity-linked financings entered into by the Company providing operating capital in an aggregate amount up to $20,000,000 pursuant to which any such equity issued or issuable would convert into Merger Consideration pursuant to Section 1.9(a) (“Bridge Financing”) or (y) amendments solely to extend the exercise period of outstanding Company Warrants by a period not exceeding five (5) years after the period of their original exercise period;

(iii)          split, reverse split, combine, subdivide, exchange, recapitalize or reclassify any of its shares or other equity interests or issue any other securities in respect thereof or pay or set aside any dividend or other distribution (whether in cash, equity or property or any combination thereof) in respect of its equity interests, or directly or indirectly redeem, purchase or otherwise acquire or offer to acquire any of its securities;

(iv)          incur, create, assume, prepay or otherwise become liable for any Indebtedness (directly, contingently or otherwise) in excess of $300,000 individually or in the aggregate, make a loan or advance to or investment in any third party (other than advancement of expenses to employees in the ordinary course of business), or guarantee or endorse any Indebtedness, Liability or obligation of any Person in excess of $300,000 individually or in the aggregate;

(v)           (a) increase the wages, salaries, compensation, or benefits of its employees other than in the ordinary course of business, consistent with past practice, and in any event not in the aggregate by more than five percent (5%), (b) fund or commit to fund any Company Benefit Plan, or make or commit to make any bonus, retention, transaction, severance, or other payment (whether in cash, property or securities) to any employee or other service provider, (c) increase compensation or other benefits of employees generally, or grant, announce (or promise to grant or announce), accelerate (or promise to accelerate) the vesting, funding, lapsing of restrictions or payment or in any way amend, modify, terminate or supplement the terms of any equity or equity-based or phantom equity award, or Company Benefit Plan, (d) forgive any loans or issue any loans to any employee, director, officer, or individual service provider (other than in connection with a qualified retirement plan, as applicable), (e) hire any new employee or engage any new independent contractor (who is a natural person) with annual cash compensation in excess of $250,000, (f) enter into, establish, materially amend or terminate any Company Benefit Plan (except for the Post-Closing Equity Plan) with, for or in respect of any current or former consultant, officer, manager director or employee, or (g) implement any layoffs of any employees of any Target Company in a manner that would trigger the WARN Act, in each case other than as required by applicable Law, pursuant to the terms of any Company Benefit Plans or in the ordinary course of business consistent with past practice;

(vi)          enter into, or make any commitment to enter into, adopt, or engage in any negotiations regarding, or terminate any Collective Bargaining Agreement with respect to any of the Target Companies’ employees, except as required under the terms of any Collective Bargaining Agreement in effect on the date hereof;

(vii)         make or rescind any material election relating to Taxes, settle any claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy relating to Taxes, file any amended Tax Return or claim for refund, or make any material change in its accounting or Tax policies or procedures, in each case except as required by applicable Law or in compliance with GAAP;

(viii)        transfer or license to any Person or otherwise extend, materially amend or modify, permit to lapse or fail to preserve any material Company Registered IP, Company IP Licenses or other Company IP (excluding non-exclusive licenses of Company IP to Target Company customers in the ordinary course of business consistent with past practice), or disclose to any Person who has not entered into a confidentiality agreement any Trade Secrets;

(ix)           terminate, or waive or assign any material right under, any Company Material Contract or enter into any Contract that would be a Company Material Contract, in any case outside of the ordinary course of business consistent with past practice;

(x)            fail to maintain its books, accounts and records in all material respects in the ordinary course of business consistent with past practice;

(xi)           fail to use commercially reasonable efforts to maintain or renew any Permits necessary for the conduct of the businesses of the Target Companies as currently conducted;

(xii)          establish any Subsidiary or enter into any new line of business;

(xiii)         fail to use commercially reasonable efforts to keep in force insurance policies or replacement or revised policies providing insurance coverage with respect to its assets, operations and activities in such amount and scope of coverage as are currently in effect;

(xiv)         revalue any of its material assets or make any change in accounting methods, principles or practices, except to the extent required to comply with GAAP and after consulting with the Company’s outside auditors;

(xv)          other than as set forth in Schedule 6.2(b)(xv), waive, release, assign, settle or compromise any claim, action or proceeding (including any suit, action, claim, proceeding or investigation relating to this Agreement or the transactions contemplated hereby), other than waivers, releases, assignments, settlements or compromises that involve only the payment of monetary damages (and not the imposition of equitable relief on, or the admission of wrongdoing by, a Target Company or its Affiliates) not in excess of $100,000 (individually or in the aggregate), or otherwise pay, discharge or satisfy any Actions, Liabilities or obligations, unless such amount has been reserved in the Company Financials;

(xvi)        close or materially reduce its activities, or effect any layoff or other personnel reduction or change, at any of its facilities;

(xvii)        acquire, including by merger, consolidation, acquisition of equity interests or assets, or any other form of business combination, any corporation, partnership, limited liability company, other business organization or any division thereof, or any material amount of assets outside the ordinary course of business consistent with past practice;

(xviii)      make capital expenditures in excess of $500,000 (individually for any project (or set of related projects) or $1,000,000 in the aggregate), except for those expenditures set forth on Schedule 6.2(b)(xvii);

(xix)         adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization;

(xx)          voluntarily incur any Liability or obligation (whether absolute, accrued, contingent or otherwise) in excess of $250,000 individually or $1,000,000 in the aggregate other than pursuant to the terms of a Company Material Contract or Company Benefit Plan;

(xxi)         sell, lease, license, transfer, exchange or swap, mortgage or otherwise pledge or encumber (including securitizations), or otherwise dispose of any material portion of its properties, assets or rights;

(xxii)        enter into any agreement, understanding or arrangement with respect to the voting of equity securities of any Target Company;

(xxiii)       take any action that would reasonably be expected to significantly delay or impair the obtaining of any Consents of any Governmental Authority to be obtained in connection with this Agreement;

(xxiv)       accelerate the collection of any trade receivables or delay the payment of trade payables or any other liabilities other than in the ordinary course of business consistent with past practice;

(xxv)        enter into, amend, waive or terminate (other than terminations in accordance with their terms) any transaction with any Related Person (other than compensation and benefits and advancement of expenses, in each case, provided in the ordinary course of business consistent with past practice); or

(xxvi)       authorize or agree to do any of the foregoing actions.

6.3            Conduct of Business of SPAC.

(a)            Unless the Company shall otherwise consent in writing (such consent not to be unreasonably withheld, conditioned or delayed), during the Interim Period, except as expressly contemplated by this Agreement or the Ancillary Documents or as set forth on Schedule 6.3, SPAC shall, and shall cause its Subsidiaries to, (i) conduct their respective businesses, in all material respects, in the ordinary course of business consistent with past practice, (ii) comply with all Laws applicable to SPAC and its Subsidiaries and their respective businesses, assets and employees, and (iii) take all commercially reasonable measures necessary or appropriate to preserve intact, in all material respects, their respective business organizations, to keep available the services of their respective managers, directors, officers, employees and consultants, and to preserve the possession, control and condition of their respective material assets, all as consistent with past practice. Notwithstanding anything to the contrary in this Section 6.3, nothing in this Agreement shall prohibit or restrict SPAC from: (i) extending, in accordance with SPAC’s Organizational Documents and the IPO Prospectus, the deadline by which it must complete its Business Combination (an “Extension”); (ii) incurring costs and expenses in connection with the Extension; (iii) approving any other matters required in connection with the Extension and (iv) redeeming the SPAC Class A Ordinary Shares held by its Public Shareholders as those Public Shareholders request in connection with the Extension pursuant to SPAC Organizational Documents; and no consent of any other Party shall be required in connection therewith. Notwithstanding anything to the contrary in this Section 6.3, SPAC shall not effect any Extension without the prior written consent of the Company (not to be unreasonably withheld, conditioned or delayed), which consent shall be provided with respect to the form, substance and manner of such Extension, including with respect to any amounts deposited into the Trust Account in connection therewith; provided, however, that no consent of the Company will be required for the borrowing described in the proviso to Section 6.3(b)(iv).

(b)            Without limiting the generality of Section 6.3(a) and except as contemplated by the terms of this Agreement or the Ancillary Documents (including the Conversion or any Extension) or as set forth on Schedule 6.3, during the Interim Period, without the prior written consent of the Company (such consent not to be unreasonably withheld, conditioned or delayed), SPAC shall not, and shall cause its Subsidiaries to not:

(i)            amend, waive or otherwise change, in any respect, its Organizational Documents except as required by applicable Law;

(ii)           authorize for issuance, issue, grant, sell, pledge, dispose of or propose to issue, grant, sell, pledge or dispose of any of its equity securities or any options, warrants, restricted stock units, commitments, subscriptions or rights of any kind to acquire or sell any of its equity securities, or other securities, including any securities convertible into or exchangeable for any of its equity securities or other security interests of any class and any other equity-based awards, or engage in any hedging transaction with a third Person with respect to such securities; provided that nothing herein shall prevent SPAC from entering into any Transaction Financing pursuant to Section 6.20 or from converting any SPAC Class B Ordinary Shares to SPAC Class A Ordinary Shares;

(iii)          split, reverse split, combine, subdivide, exchange, recapitalize or reclassify any of its shares or other equity interests or issue any other securities in respect thereof or pay or set aside any dividend or other distribution (whether in cash, equity or property or any combination thereof) in respect of its shares or other equity interests, or directly or indirectly redeem, purchase or otherwise acquire or offer to acquire any of its securities;

(iv)          incur, create, assume, prepay or otherwise become liable for any Indebtedness (directly, contingently or otherwise) in excess of $500,000 in the aggregate, make a loan or advance to or investment in any third party, or guarantee or endorse any Indebtedness, Liability or obligation of any Person (provided, that this Section 6.3(b)(iv) shall not prevent SPAC from borrowing up to $1,000,000 to finance its ordinary course administrative costs and expenses and Expenses incurred in connection with the consummation of the Conversion, Mergers and the other transactions contemplated by this Agreement (including any Transaction Financing) and the costs and expenses necessary for an Extension);

(v)           make or rescind any material election relating to Taxes, settle any claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy relating to Taxes, file any amended Tax Return or claim for refund, or make any material change in its accounting or Tax policies or procedures, in each case except as required by applicable Law or in compliance with GAAP;

(vi)          amend, waive or otherwise change the Trust Agreement in any manner adverse to SPAC;

(vii)         terminate, waive or assign any material right under any SPAC Material Contract;

(viii)        fail to maintain its books, accounts and records in all material respects in the ordinary course of business consistent with past practice;

(ix)          establish any Subsidiary or enter into any new line of business;

(x)            fail to use commercially reasonable efforts to keep in force insurance policies or replacement or revised policies providing insurance coverage with respect to its assets, operations and activities in such amount and scope of coverage substantially similar to that which is currently in effect;

(xi)           revalue any of its material assets or make any material change in accounting methods, principles or practices, except to the extent required to comply with GAAP and after consulting SPAC’s outside auditors;

(xii)          waive, release, assign, settle or compromise any claim, action or proceeding (including any Action relating to this Agreement or the transactions contemplated hereby), other than waivers, releases, assignments, settlements or compromises that involve only the payment of monetary damages (and not the imposition of equitable relief on, or the admission of wrongdoing by, SPAC or its Subsidiary) not in excess of $100,000 (individually or in the aggregate), or otherwise pay, discharge or satisfy any Actions, Liabilities or obligations, unless such amount has been reserved in SPAC Financials;

(xiii)         acquire, including by merger, consolidation, acquisition of equity interests or assets, or any other form of business combination, any corporation, partnership, limited liability company, other business organization or any division thereof, or any material amount of assets outside the ordinary course of business;

(xiv)         make capital expenditures in excess of $100,000 individually for any project (or set of related projects) or $250,000 in the aggregate (excluding for the avoidance of doubt, incurring any Expenses);

(xv)         adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization (other than with respect to the Conversion and the Mergers);

(xvi)        sell, lease, license, transfer, exchange or swap, mortgage or otherwise pledge or encumber (including securitizations), or otherwise dispose of any material portion of its properties, assets or rights;

(xvii)       enter into any agreement, understanding or arrangement with respect to the voting of SPAC Securities;

(xviii)      take any action that would reasonably be expected to significantly delay or impair the obtaining of any Consents of any Governmental Authority to be obtained in connection with this Agreement; or

(xix)         authorize or agree to do any of the foregoing actions.

6.4            Additional Financial Information.

(a)            The Company shall deliver the audited consolidated financial statements of the Company as of and for each of the twelve (12) months ended December 31, 2024 and December 31, 2025, consisting of the audited consolidated balance sheet of the Company as of December 31, 2024 and December 31, 2025, and the related audited consolidated income statement, changes in members’ equity and statement of cash flows for the twelve (12) months then ended, and the related notes thereto, audited by a PCAOB qualified auditor in accordance with PCAOB auditing standards (the “Audited Financials” and together with the Unaudited Financial Statements, the “Company Financials”) to SPAC as soon as practicable after the date of this Agreement but no later than sixty (60) days from the date of this Agreement (the “Audit Delivery Date”). The Audited Financials (i) shall be prepared in accordance with GAAP consistently applied throughout the periods reflected therein, (ii) shall fairly present, in all material respects, the financial position, results of operations, members’ deficit and cash flows of the Company as of the dates thereof and for the periods reflected therein, (iii) shall have been derived from, and accurately reflect in all material respects, the books and records of the Target Companies, (iv) shall be (A) certified as audited in accordance with GAAP and the standards of the PCAOB by a PCAOB qualified auditor upon the filing of the initial Registration Statement, (B) shall contain an unqualified report of the Company’s auditors, and (C) shall be substantially similar in all material respects to the Unaudited Financial Statements from the same period, and (v) shall comply in all material respects with the applicable accounting requirements and with the rules and regulations of the SEC, the Exchange Act and the Securities Act in effect as of the respective dates of delivery (including Regulation S-X or Regulation S-K, as applicable).

(b)            As promptly as practicable following the date of this Agreement, and in any event no later than sixty (60) days following the date hereof, Pubco shall deliver to the SPAC the audited financial statements of Pubco and its Subsidiaries as of a date to be determined in Pubco’s reasonable discretion, consisting of the audited consolidated balance sheet as of such date, together with the auditor’s report thereon, audited by a PCAOB qualified auditor in accordance with PCAOB auditing standards (the “Pubco Financials”). The Pubco Financials (i) shall be prepared in accordance with GAAP consistently applied throughout the periods reflected therein, (ii) shall fairly present, in all material respects, the financial position, results of operations, shareholders’ equity (deficit) and cash flows of Pubco as of the dates thereof and for the periods reflected therein, (iii) shall have been derived from, and accurately reflect in all material respects, the books and records of Pubco, (iv) shall be (A) certified as audited in accordance with GAAP and the standards of the PCAOB by a PCAOB qualified auditor upon the filing of the initial Registration Statement and (B) shall contain an unqualified report of Pubco’s auditors, and (v) shall comply in all material respects with the applicable accounting requirements and with the rules and regulations of the SEC, the Exchange Act and the Securities Act in effect as of the respective dates of delivery (including Regulation S-X or Regulation S-K, as applicable).

(c)            During the Interim Period, within thirty (30) calendar days following the end of each calendar month, each three-month quarterly period and each fiscal year, (i) the Company shall deliver to SPAC an unaudited condensed consolidated income statement and an unaudited condensed consolidated balance sheet of the Target Companies for the period from December 31, 2025 through the end of such calendar month, quarterly period or fiscal year and the applicable comparative period in the preceding fiscal year, in each case accompanied by a certificate of the Chief Financial Officer of the Company to the effect that all such financial statements fairly present the consolidated financial position and results of operations of the Target Companies as of the date or for the periods indicated, in accordance with GAAP, subject to year-end audit adjustments and excluding footnotes and (ii) Pubco shall deliver to SPAC an unaudited condensed consolidated income statement and an unaudited condensed consolidated balance sheet of Pubco and each of its Subsidiaries for the period from December 31, 2025 through the end of such quarterly period or fiscal year and the applicable comparative period in the preceding fiscal year, in each case accompanied by a certificate of the Chief Financial Officer of Pubco to the effect that all such financial statements fairly present the consolidated financial position and results of operations of Pubco and its Subsidiaries as of the date or for the periods indicated, in accordance with GAAP, subject to year-end audit adjustments and excluding footnotes (collectively, the “Interim Financial Information”). From the date hereof through the Closing Date, the Company will also promptly deliver to SPAC copies of any audited consolidated financial statements of the Target Companies and Pubco that the Target Companies’ or Pubco’s certified public accountants may issue.

6.5            SPAC Public Filings. During the Interim Period, SPAC will keep current and timely file all of its public filings with the SEC and otherwise comply in all material respects with applicable securities Laws and shall use its commercially reasonable efforts prior to the Closing to maintain the listing of SPAC Public Units, SPAC Class A Ordinary Shares, and SPAC Public Warrants on the NYSE American; provided, that the Parties acknowledge and agree that from and after the Closing, the Parties intend to list on the Stock Exchange only the Pubco Class A Common Stock and the Pubco Public Warrants.

6.6            No Solicitation; Change in Recommendation.

(a)            For purposes of this Agreement:

(i)            an “Acquisition Proposal” means any inquiry, proposal or offer, or any indication of interest in making an offer or proposal, from any Person or group at any time relating to an Alternative Transaction;

(ii)           an “Alternative Transaction” means (A) with respect to the Company and its Affiliates, a transaction (other than the transactions contemplated by this Agreement) concerning the sale or acquisition by a Person (or group of Persons) of (x) all or any material part of the business or assets of any of the Target Companies or (y) any of the shares or other equity interests or profits of any of the Target Companies, in any case, whether such transaction takes the form of a sale of shares or other equity interests, assets, merger, consolidation, issuance of debt securities, management Contract, joint venture or partnership, or otherwise and (B) with respect to SPAC and its Affiliates, a transaction (other than the transactions contemplated by this Agreement) concerning a Business Combination involving SPAC; and

(iii)          an “Intervening Event” means, with respect to the Company, a material event, fact, development, circumstance or occurrence (but specifically excluding any Acquisition Proposal or Alternative Transaction) that was not known by, and was not reasonably foreseeable to, the board of directors of SPAC as of the date of this Agreement (or the consequences or magnitude of which were not known by, or reasonably foreseeable to, such board of directors as of the date of this Agreement), and that becomes known to such board of directors after the date of this Agreement and prior to the time the Required SPAC Shareholder Approval is obtained, and excludes, (A) the transactions contemplated hereby or this Agreement (or any actions taken pursuant to this Agreement) including clearance of the transactions by any Governmental Authority or under any other applicable Laws and any action in connection therewith taken pursuant to or required to be taken pursuant to Section 6.9, (B) any change in the price or trading volume of SPAC Class A Ordinary Shares and (C) any change described in subsections (i) through (iv) of the definition of “Material Adverse Effect.”

(b)            During the Interim Period, in order to induce the other Parties to continue to commit to expend management time and financial resources in furtherance of the transactions contemplated hereby, each Party shall not, and shall cause its Representatives to not, without the prior written consent of the Company and SPAC, directly or indirectly, (i) solicit, assist, initiate or facilitate the making, submission or announcement of, or intentionally encourage, any Acquisition Proposal, (ii) furnish any non-public information regarding such Party or its Affiliates or their respective businesses, operations, assets, Liabilities, financial condition, prospects or employees to any Person or group (other than a Party to this Agreement or their respective Representatives) in connection with or in response to an Acquisition Proposal, (iii) engage or participate in discussions or negotiations with any Person or group with respect to, or that could reasonably be expected to lead to, an Acquisition Proposal, (iv) approve, endorse or recommend, or publicly propose to approve, endorse or recommend, any Acquisition Proposal, or otherwise change, withdraw, withhold, qualify or modify, or publicly propose to change, withdraw, withhold, qualify or modify, SPAC Board Recommendation (in the case of SPAC) (a “Change in Recommendation”) or the Seller Written Consent or the Company’s recommendation therefor (in the case of the Company), (v) negotiate or enter into any letter of intent, agreement in principle, acquisition agreement or other similar agreement related to any Acquisition Proposal, (vi) release any third Person from, or waive any provision of, any confidentiality agreement to which such Party is a party or (vii) agree or resolve to do any of the foregoing.

(c)            Each Party shall notify the others as promptly as practicable (and in any event within 48 hours) in writing of the receipt by such Party or any of its Representatives of (i) any bona fide inquiries, proposals or offers, requests for information or requests for discussions or negotiations regarding or constituting any Acquisition Proposal or any bona fide inquiries, proposals or offers, requests for information or requests for discussions or negotiations that would reasonably be expected to result in an Acquisition Proposal, and (ii) any request for non-public information relating to such Party or its Affiliates in connection with any Acquisition Proposal, specifying in each case, the material terms and conditions thereof (including a copy thereof if in writing or a written summary thereof if oral), as applicable, and the identity of the party making such inquiry, proposal, offer or request for information. Each Party shall keep the others promptly informed of the status of any such inquiries, proposals, offers or requests for information. During the Interim Period, each Party shall, and shall cause its Representatives to, immediately cease and cause to be terminated any solicitations, discussions or negotiations with any Person with respect to any Acquisition Proposal and shall, and shall direct its Representatives to, cease and terminate any such solicitations, discussions or negotiations.

(d)            Notwithstanding anything in this Section 6.6 or otherwise in this Agreement to the contrary, if, at any time prior to (but not after) obtaining the Required SPAC Shareholder Approval, the board of directors of SPAC (the “SPAC Board”), or any committee thereof, determines in good faith, in response to an Intervening Event, after consultation with its outside legal counsel, that the failure to make a Change in Recommendation would be a breach of or inconsistent with its fiduciary duties under applicable Law, SPAC’s board of directors may make a Change in Recommendation; provided that SPAC will not be entitled to make, or agree or resolve to make, a Change in Recommendation unless (i) SPAC delivers to the Company a written notice (a “Change in Recommendation Notice”) advising the Company that its board of directors proposes to take such action and containing the material facts underlying its board of directors' determination that an Intervening Event has occurred, and (ii) at or after 5:00 p.m., New York City time, on the fifth (5th) Business Day immediately following the day on which the Change in Recommendation Notice is delivered (such period from the time the Change in Recommendation Notice is delivered until 5:00 p.m. New York City time on the fifth (5th) Business Day immediately following the day on which the Change in Recommendation Notice is delivered (it being understood that any material development with respect to an Intervening Event shall require a new notice but with an additional three (3) Business Day period from the date of such notice), the “Change in Recommendation Notice Period”), the board of directors of SPAC reaffirms in good faith (after consultation with its outside legal counsel and taking into account any adjustments in the terms and conditions of this Agreement offered by the Company as described in the following sentence) that the failure to make a Change in Recommendation would be a breach of its fiduciary duties under applicable Law. If requested by the Company, SPAC will use its reasonable best efforts to cause its Representatives to, during the Change in Recommendation Notice Period, engage in good faith negotiations with the Company and its Representatives to make such adjustments in the terms and conditions of this Agreement so as to obviate the need for a Change in Recommendation.

(e)            Notwithstanding anything to the contrary contained in this Agreement, following a Change in Recommendation, the obligations of SPAC and/or SPAC Board to give notice for or to convene a meeting, to make a recommendation, or, except as required by applicable Law, to make filings with the SEC with respect to the proposals contemplated herein shall be tolled to the extent reasonably necessary until such time as SPAC has filed an update to the Registration Statement with the SEC (which SPAC shall file as promptly as practicable after the Change in Recommendation), and in the event a filing and/or notice for a meeting was made prior to the Change in Recommendation, SPAC shall be permitted to adjourn such meeting and to amend such filing as necessary in order to provide sufficient time for the shareholders to consider any revised recommendation. To the fullest extent permitted by applicable Law, SPAC’s obligations to establish a record date for, duly call, give notice of, convene and hold SPAC Extraordinary General Meeting shall not be affected by any Change in Recommendation by SPAC Board.

(f)             Notwithstanding anything to the contrary herein, nothing in this Section 6.6 shall limit SPAC’s and its Representatives’ ability to (A) have discussions with third parties and provide such third parties confidential information in connection with a Transaction Financing or (B) negotiate or enter into a letter of intent, agreement in principle, term sheet or definitive agreement relating to any Transaction Financing.

6.7            No Trading. The Company acknowledges and agrees that it is aware, and that the Company’s Affiliates are aware (and each of their respective Representatives is aware or, upon receipt of any material nonpublic information of SPAC, will be advised) of the restrictions imposed by U.S. federal securities laws and the rules and regulations of the SEC and the NYSE American promulgated thereunder or otherwise (the “Federal Securities Laws”) and other applicable foreign and domestic Laws on a Person possessing material nonpublic information about a publicly traded company. The Company hereby agrees that, while it is in possession of such material nonpublic information, it shall not purchase or sell any securities of SPAC (other than to engage in the Mergers in accordance with Article I), communicate such information to any third party, take any other action with respect to SPAC in violation of such Federal Securities Laws, or cause or encourage any third party to do any of the foregoing.

6.8            Notification of Certain Matters. During the Interim Period, each Party shall give prompt notice to the other Parties if such Party or its Affiliates: (a) fails to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it or its Affiliates hereunder in any material respect; (b) receives any notice or other communication in writing from any third party (including any Governmental Authority) alleging (i) that the Consent of such third party is or may be required in connection with the transactions contemplated by this Agreement or (ii) any non-compliance with any Law by such Party or its Affiliates; (c) receives any notice or other communication from any Governmental Authority in connection with the transactions contemplated by this Agreement; (d) discovers any fact or circumstance that, or becomes aware of the occurrence or non-occurrence of any event the occurrence or non-occurrence of which, would reasonably be expected to cause or result in any of the conditions to the Closing set forth in Article VII not being satisfied or the satisfaction of those conditions being materially delayed; or (e) becomes aware of the commencement or threat, in writing, of any Action against such Party or any of its Affiliates, or any of their respective properties or assets, or, to the Knowledge of such Party, any officer, director, partner, member or manager, in his, her or its capacity as such, of such Party or of its Affiliates with respect to the consummation of the transactions contemplated by this Agreement. No such notice shall constitute an acknowledgement or admission by the Party providing the notice regarding whether or not any of the conditions to the Closing have been satisfied or in determining whether or not any of the representations, warranties or covenants contained in this Agreement have been breached.

6.9            Efforts.

(a)            Subject to the terms and conditions of this Agreement, each Party shall use its commercially reasonable efforts, and shall cooperate fully with the other Parties, to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable Laws and regulations to consummate the transactions contemplated by this Agreement (including the receipt of all applicable Consents of Governmental Authorities) and to comply as promptly as practicable with all requirements of Governmental Authorities applicable to the transactions contemplated by this Agreement.

(b)            In furtherance and not in limitation of Section 6.9(a), to the extent required under any Laws that are designed to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade (“Antitrust Laws”), each Party hereto agrees to make any required filing or application under Antitrust Laws, as applicable, at such Party’s sole cost and expense, with respect to the Transactions as promptly as practicable, to supply as promptly as reasonably practicable any additional information and documentary material that may be reasonably requested pursuant to Antitrust Laws and to take all other actions reasonably necessary, proper or advisable to cause the expiration or termination of the applicable waiting periods under Antitrust Laws as soon as practicable, including by requesting early termination of the waiting period provided for under the Antitrust Laws. Each Party shall, in connection with its efforts to obtain all requisite approvals and authorizations for the transactions contemplated by this Agreement under any Antitrust Law, use its commercially reasonable efforts to: (i) cooperate in all respects with each other Party or its Affiliates in connection with any filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private Person, (ii) keep the other Parties reasonably informed of any communication received by such Party or its Representatives from, or given by such Party or its Representatives to, any Governmental Authority and of any communication received or given in connection with any proceeding by a private Person, in each case regarding any of the transactions contemplated by this Agreement, (iii) permit a Representative of the other Parties and their respective outside counsel to review any communication given by it to, and consult with each other in advance of any meeting or conference with, any Governmental Authority or, in connection with any proceeding by a private Person, with any other Person, and to the extent permitted by such Governmental Authority or other Person, give a Representative or Representatives of the other Parties the opportunity to attend and participate in such meetings and conferences, (iv) in the event a Party’s Representative is prohibited from participating in or attending any meetings or conferences, the other Parties shall keep such Party promptly and reasonably apprised with respect thereto, and (v) use commercially reasonable efforts to cooperate in the filing of any memoranda, white papers, filings, correspondence or other written communications explaining or defending the transactions contemplated hereby, articulating any regulatory or competitive argument, and/or responding to requests or objections made by any Governmental Authority.

(c)            As soon as reasonably practicable following the date of this Agreement, the Parties shall reasonably cooperate with each other and use (and shall cause their respective Affiliates to use) their respective commercially reasonable efforts to prepare and file with Governmental Authorities requests for approval that are required in connection with the transactions contemplated by this Agreement and shall use all commercially reasonable efforts to have such Governmental Authorities approve the transactions contemplated by this Agreement as may be required. Each Party shall give prompt written notice to the other Parties if such Party or any of its Representatives receives any notice from such Governmental Authorities in connection with the transactions contemplated by this Agreement, and shall promptly furnish the other Parties with a copy of such Governmental Authority notice. If any Governmental Authority requires that a hearing or meeting be held in connection with its approval of the transactions contemplated hereby, whether prior to the Closing or after the Closing, each Party shall arrange for Representatives of such Party to be present for such hearing or meeting. If any objections are asserted with respect to the transactions contemplated by this Agreement under any applicable Law or if any Action is instituted (or threatened to be instituted) by any applicable Governmental Authority or any private Person challenging any of the transactions contemplated by this Agreement or any Ancillary Document as violative of any applicable Law or which would otherwise prevent, materially impede or materially delay the consummation of the transactions contemplated hereby or thereby, the Parties shall use their commercially reasonable efforts to resolve any such objections or Actions so as to timely permit consummation of the transactions contemplated by this Agreement and the Ancillary Documents, including in order to resolve such objections or Actions which, in any case if not resolved, could reasonably be expected to prevent, materially impede or materially delay the consummation of the transactions contemplated hereby or thereby. In the event any Action is instituted (or threatened to be instituted) by a Governmental Authority or private Person challenging the transactions contemplated by this Agreement, or any Ancillary Document, the Parties shall, and shall cause their respective Representatives to, reasonably cooperate with each other and use their respective commercially reasonable efforts to contest and resist any such Action and to have vacated, lifted, reversed or overturned any Order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the transactions contemplated by this Agreement or the Ancillary Documents.

(d)            Prior to the Closing, each Party shall use its commercially reasonable efforts to obtain any Consents of Governmental Authorities or other third Persons as may be necessary for the consummation by such Party or its Affiliates of the transactions contemplated by this Agreement or required as a result of the execution or performance of, or consummation of the transactions contemplated by, this Agreement by such Party or its Affiliates, and the other Parties shall provide reasonable cooperation in connection with such efforts.

(e)            At the request of SPAC, the Company shall make the members of its management reasonably available to participate in management presentations, “road shows,” rating agency presentations, meetings with financing sources and similar events in connection with obtaining the approval of SPAC shareholders, any “share recycling” efforts by SPAC and/or the obtaining of any debt or equity financing (including Transaction Financing) or the obtaining of ratings or Governmental Authority and other third party approvals.

6.10          Tax Matters.

(a)            Each of the Parties shall use its reasonable best efforts to cause the transactions contemplated by this Agreement to qualify for the Intended Tax Treatment. None of the Parties shall (and each of the Parties shall cause their respective Subsidiaries not to) take any action, or fail to take any action, that could reasonably be expected to cause the transactions contemplated by this Agreement to fail to qualify for the Intended Tax Treatment.

(b)            Any and all transfer, documentary, sales, use, stamp, registration and other similar Taxes, and all conveyance fees, recording charges and other fees and charges (including any penalties and interest) incurred in connection with the transactions contemplated by this Agreement will be paid by Pubco when due, and Pubco will, at its own expense, file all necessary Tax Returns and other documentation with respect to all such Taxes, fees and charges.

(c)            Company Merger Sub will take such steps as are required to ensure that it is treated as an entity disregarded as separate from its owner for U.S. federal income tax purposes within the meaning of Treasury Regulations Section 301.7701-3 with effect since the date of its formation. SPAC Merger Sub will take such steps as are required to ensure that it is classified as a corporation for U.S. federal income tax purposes within the meaning of Treasury Regulations Section 301.7701-2 at all times from the date of its formation through and including the SPAC Merger Effective Time.

(d)            Notwithstanding anything to the contrary in this Agreement, in the event any tax opinion, comfort letter or other opinion is required to be provided in connection with the Registration Statement or the Proxy Statement, nothing in this Agreement shall require SPAC’s counsel or tax advisors to provide an opinion that the Mergers qualify as an exchange described in Section 351 of the Code, and nothing in this Agreement shall require the Company’s counsel or tax advisors to provide any opinion that the transactions contemplated by this Agreement qualify as a reorganization described in Section 368(a)(1)(F) of the Code; provided, however, that in connection with any such required tax opinion, comfort letter or other opinion, each of SPAC and the Company shall use its reasonable efforts to cooperate, and to cause its respective counsel and tax advisors to cooperate, in good faith with the other Party and its counsel and tax advisors in connection with providing such required tax opinion, comfort letter or other opinion, including by providing customary tax representation letters in form and substance reasonably satisfactory to such counsel or tax advisors to support any such required tax opinion, comfort letter or other opinion. Notwithstanding anything to the contrary in this Agreement, the delivery of any tax opinion, comfort letter or other opinion relating to the tax treatment of the transactions contemplated by this Agreement shall not be a condition precedent to the obligations of any Party to consummate the Closing or any of the transactions contemplated hereby.

(e)            At or prior to the Closing, the Company shall deliver to Pubco (1) a certification dated as of the Closing Date and signed by an authorized officer of the Company under penalties of perjury, in form and substance reasonably satisfactory to SPAC, that, as of the Closing Date, (i) fifty percent (50%) or more of the value of the gross assets of the Company does not consist of “United States real property interests” within the meaning of Section 897(c)(1) of the Code and (ii) ninety percent (90%) or more of the value of the gross assets of the Company does not consist of “United States real property interests” within the meaning of Section 897(c)(1) of the Code plus cash or cash equivalents (the “FIRPTA Certificate”) and (2) a certification from each Seller, dated as of the Closing Date and signed under penalties of perjury, in form and substance reasonably satisfactory to SPAC, certifying that the transfer of such Seller’s interest in the Company pursuant to this Agreement qualifies for nonrecognition treatment for U.S. federal income tax purposes and is therefore exempt from withholding under Section 1446(f) of the Code, in each case in accordance with Treasury Regulations Section 1.1446(f)-2(b)(6) (collectively, the “Section 1446(f) Certifications”).

(f)             Prior to or as of the Closing, all Tax sharing, Tax indemnity, Tax allocation or similar agreements or arrangements (whether or not written) between or among any Target Company, on the one hand, and any Seller or any of their respective Affiliates (other than any Target Company), on the other hand (collectively, “Tax Sharing Agreements”), shall be terminated, and from and after the Closing, no Target Company, Pubco or any of their respective Affiliates shall have any further rights or obligations under any such Tax Sharing Agreement. For the avoidance of doubt, any right of any Seller or any of their respective Affiliates to receive any tax distribution, estimated tax distribution or similar distribution from any Target Company under any Tax Sharing Agreement, the Company Operating Agreement or otherwise, with respect to any taxable period (or portion thereof) ending on or after the Closing Date, shall terminate as of the Closing, and no Target Company, Pubco or any of their respective Affiliates shall have any obligation to make any such distribution from and after the Closing.

(g)            If the 368 Requirement is satisfied, the SPAC Surviving Subsidiary shall not be liquidated, and shall not adopt any plan or take any action that could reasonably be expected to result in the liquidation of the SPAC Surviving Subsidiary, for a period of twenty-four (24) months following the Closing Date, and the SPAC Surviving Subsidiary shall retain sufficient assets during such twenty-four (24) month period such that the SPAC Surviving Subsidiary is not deemed to be liquidated for U.S. federal income tax purposes (which assets shall not be less than twenty-five percent (25%) of the cash in the Trust Account immediately following the deduction of amounts required to satisfy the Redemption). For purposes of this Section 6.10, the SPAC Surviving Subsidiary may make loans to other Persons and the obligations owing to the SPAC Surviving Subsidiary as a result of such loans shall be taken into account in determining the assets of the SPAC Surviving Subsidiary.

(h)            With respect to each Target Company (and any entity treated as a successor or continuation thereof) that is or has been classified as a partnership for U.S. federal income Tax purposes (each, a “Partnership Entity”), the following shall apply from and after the Closing: (i) in the event that any Partnership Entity receives notice of a final partnership adjustment (as defined in Section 6231 of the Code) or any imputed underpayment (as defined in Section 6232 of the Code) with respect to any taxable period (or portion thereof) ending on or before the Closing Date (a “Pre-Closing BBA Adjustment”), Pubco shall cause such Partnership Entity (or its successor, including the applicable Surviving Subsidiary) to make a timely and valid election under Section 6226 of the Code (and any analogous election under applicable state or local Tax Law) (a “Push-Out Election”) with respect to such Pre-Closing BBA Adjustment, so as to cause the former partners or members of such Partnership Entity for the reviewed year (within the meaning of Section 6225(d)(1) of the Code) to take into account their respective shares of any such adjustment, (ii) Pubco shall have the right to designate or cause to be designated the “partnership representative” (within the meaning of Section 6223 of the Code) of each Partnership Entity for each taxable period (or portion thereof) ending on or before the Closing Date for which the statute of limitations remains open as of the Closing Date, and the Company shall, and shall cause each Partnership Entity to, cooperate in effectuating any such designation prior to the Closing, and from and after the Closing, Pubco shall have the sole authority to control any audit, examination, or other proceeding with respect to any Partnership Entity under Sections 6221 through 6241 of the Code (the “BBA Audit Regime”) relating to any Pre-Closing BBA Adjustment, and (iii) each of the Parties shall, and shall cause their respective Affiliates to, reasonably cooperate with each other in connection with any Push-Out Election, any audit, examination, or proceeding under the BBA Audit Regime, and any related Tax matters, including by providing access to relevant books, records, and other information, executing any forms, certificates, or statements required in connection with a Push-Out Election, and taking such other actions as may be reasonably necessary to effectuate the purposes of this provision.

(i)             Prior to the Closing, the Parties shall reasonably cooperate with each other (and shall cause their respective Affiliates to reasonably cooperate) to determine the extent to which the Class B Units were issued in connection with the performance of services and any other details related to the Class B Units that may be necessary to properly determine relevant tax considerations relevant to the Class B Units in connection with the transactions contemplated by this Agreement.

6.11          Further Assurances. The Parties hereto shall further cooperate with each other and use their respective commercially reasonable efforts to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable on their part under this Agreement and applicable Laws to consummate the transactions contemplated by this Agreement as soon as reasonably practicable, including preparing and filing as soon as practicable all documentation to effect all necessary notices, reports and other filings.

6.12          The Registration Statement.

(a)            As promptly as practicable after the date hereof, SPAC, Pubco and the Company shall prepare, and Pubco and the Company shall file with the SEC, a registration statement on Form S-4 (as amended or supplemented from time to time, and including the Proxy Statement contained therein, the “Registration Statement”) in connection with the registration under the Securities Act of (x) the Pubco Common Stock to be issued under this Agreement to the SPAC shareholders and to the Sellers pursuant to the Mergers and (y) the Pubco Warrants, which Registration Statement will also contain a proxy statement (as amended, the “Proxy Statement”) for the purpose of soliciting proxies from SPAC shareholders for the matters to be acted upon at SPAC Extraordinary General Meeting and providing the Public Shareholders an opportunity in accordance with SPAC’s Organizational Documents to have their SPAC Class A Ordinary Shares redeemed (the “Redemption”). The Proxy Statement shall include proxy materials for the purpose of soliciting proxies from SPAC shareholders to vote, at an extraordinary general meeting of SPAC shareholders to be called and held for such purpose (the “SPAC Extraordinary General Meeting”), in favor of resolutions approving (i) the adoption and approval of this Agreement, the Ancillary Documents and the transactions contemplated hereby or referred to herein, including the Mergers (and, to the extent required, the issuance of any shares in connection with Transaction Financing, if any), by the holders of SPAC Ordinary Shares by ordinary resolution (being an affirmative vote of the holders of a simple majority of the SPAC Ordinary Shares entitled to vote, who attend and vote thereupon, in accordance with the SPAC Organizational Documents) in accordance with SPAC’s Organizational Documents, the Act, the DGCL and the rules and regulations of the SEC and the NYSE American, (ii) the adoption and approval of the Amended Pubco Charter, (iii) the adoption and approval of the Post-Closing Equity Plan (as defined below), (iv) the approval of the Conversion by the holders of SPAC Class B Ordinary Shares by special resolution (being an affirmative vote of the holders of a majority of at least two-thirds of the SPAC Class B Ordinary Shares entitled to vote, who attend and vote thereupon, in accordance with the SPAC Organizational Documents, or, alternatively, a unanimous written resolution of all holders of SPAC Class B Ordinary Shares), (v) non-binding advisory approval of the material differences between the Amended Pubco Charter and the SPAC Organizational Documents (the “Advisory Organizational Documents Proposals”), (vi) such other matters (or, to the extent applicable, excluding such approval matters) as the Company and SPAC shall hereafter mutually determine to be necessary or appropriate in order to effect the Mergers and the other transactions contemplated by this Agreement (the approvals described in foregoing clauses (i) through (vi), collectively, the “SPAC Shareholder Approval Matters”), and (vii) the adjournment of SPAC Extraordinary General Meeting to a later date or dates, if necessary or desirable in the reasonable determination of SPAC. If on the date for which SPAC Extraordinary General Meeting is scheduled, SPAC has not received proxies representing a sufficient number of shares to obtain the Required SPAC Shareholder Approval, whether or not a quorum is present, SPAC may make one or more successive postponements or adjournments of SPAC Extraordinary General Meeting. The Company shall promptly provide SPAC with such information concerning the Target Companies, Pubco and their respective members, stockholders, officers, directors, employees, assets, Liabilities, condition (financial or otherwise), business and operations that may be required or appropriate for inclusion in the Registration Statement, or in any amendments or supplements thereto, including the Company Financials, Pubco Financials, and Interim Financial Information, which information provided by the Company shall be true and correct and not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not materially misleading.

(b)            SPAC, Pubco and the Company shall take any and all reasonable and necessary actions required to satisfy the requirements of the SPAC Organizational Documents, the Securities Act, the Exchange Act and other applicable Laws in connection with the Registration Statement, SPAC Extraordinary General Meeting and the Redemption. Each of SPAC, Pubco and the Company shall, and shall cause each of its Subsidiaries to, make their respective directors, officers and employees, upon reasonable advance notice, available to the Company, SPAC, Pubco and their respective Representatives in connection with the drafting of the public filings with respect to the transactions contemplated by this Agreement, including the Registration Statement, and responding in a timely manner to comments from the SEC. Each Party shall promptly correct any information provided by it for use in the Registration Statement (and other related materials) if and to the extent that such information is determined to have become false or misleading in any material respect or as otherwise required by applicable Laws. SPAC, Pubco and the Company shall amend or supplement the Registration Statement and cause the Registration Statement, as so amended or supplemented, to be filed with the SEC and to be disseminated to SPAC shareholders, in each case as and to the extent required by applicable Laws and subject to the terms and conditions of this Agreement and SPAC’s Organizational Documents.

(c)            Each of Pubco, SPAC and the Company shall promptly respond to any SEC comments on the Registration Statement and shall otherwise use their commercially reasonable efforts to cause the Registration Statement to “clear” comments from the SEC and become effective.

(d)            As soon as practicable following the Registration Statement “clearing” comments from the SEC and being declared effective by the SEC (the “SEC Approval Date”), SPAC shall distribute the Registration Statement to SPAC’s Shareholders, and, pursuant thereto, shall call SPAC Extraordinary General Meeting in accordance with SPAC’s Organizational Documents and the Act for a date no later than thirty (30) days following the effectiveness of the Registration Statement or as otherwise agreed upon by SPAC and the Company.

(e)            SPAC, the Company and Pubco shall comply with all applicable Laws, any applicable rules and regulations of the NYSE American, SPAC’s Organizational Documents and this Agreement in the preparation, filing and distribution of the Registration Statement, any solicitation of proxies thereunder, the calling and holding of SPAC Extraordinary General Meeting and the Redemption.

6.13          Investment Company Act. The Company shall use reasonable best efforts so that immediately after the Closing and after giving effect to the Transactions and the application of the proceeds therefrom pursuant to Section 6.19 of this Agreement, neither Pubco nor any of its Subsidiaries (including the Target Companies) will be a Person directly or indirectly “controlled” by or acting on behalf of an “investment company”, or required to register as an “investment company”, in each case within the meaning of the Investment Company Act.

6.14          Public Announcements.

(a)            The Parties agree that during the Interim Period no public release, statement, filing, announcement or other public communication concerning this Agreement or the Ancillary Documents or the transactions contemplated hereby or thereby, including the existence or status thereof, shall be issued by any Party or any of its Affiliates without the prior written consent of SPAC and the Company (which consent shall not be unreasonably withheld, conditioned or delayed), except as such release or announcement may be required by applicable Law or the rules or regulations of any securities exchange, in which case the applicable Party shall use commercially reasonable efforts to allow SPAC, Pubco and the Company reasonable time to comment on, and arrange for any required filing with respect to, such release or announcement in advance of such issuance.

(b)            SPAC and the Company shall mutually agree upon and, as promptly as practicable after the execution of this Agreement (but in any event no later than one (1) Business Day thereafter), issue a press release announcing the execution of this Agreement (the “Signing Press Release”). Promptly after the issuance of the Signing Press Release, SPAC shall file a current report on Form 8-K (the “Signing Filing”) with the Signing Press Release and a description of this Agreement as required by Federal Securities Laws, which the Company shall review, comment upon and approve (which approval shall not be unreasonably withheld, conditioned or delayed) prior to filing. The Parties shall mutually agree upon and, as promptly as practicable after the Closing, issue on the Closing Date a press release announcing the consummation of the transactions contemplated by this Agreement (the “Closing Press Release”). Promptly after the issuance of the Closing Press Release, Pubco shall file a current report on Form 8-K (the “Closing Filing”) with the Closing Press Release and a description of the Closing as required by Federal Securities Laws. In connection with the preparation of the Signing Press Release, the Signing Filing, the Closing Press Release, the Closing Filing, or any other report, statement, filing notice or application made by or on behalf of a Party to any Governmental Authority or other third party in connection with the transactions contemplated hereby, each Party shall, upon request by any other Party, furnish the Parties with all information concerning themselves, their respective directors, officers and equity holders, and such other matters as may be reasonably necessary or advisable in connection with the transactions contemplated hereby, or any other report, statement, filing, notice or application made by or on behalf of a Party to any third party and/or any Governmental Authority in connection with the transactions contemplated hereby.

6.15          Confidential Information.

(a)            The Company hereby agrees that during the Interim Period and, in the event that this Agreement is terminated in accordance with Article VIII, for a period of two (2) years after such termination, it shall, and shall cause its Affiliates and Representatives to: (i) treat and hold in strict confidence any SPAC Confidential Information, and will not use for any purpose (except in connection with the consummation of the transactions contemplated by this Agreement or the Ancillary Documents, performing their obligations hereunder or thereunder, enforcing their rights hereunder or thereunder, or in furtherance of their authorized duties on behalf of SPAC or its Subsidiaries), nor directly or indirectly disclose, distribute, publish, disseminate or otherwise make available to any third party any of SPAC Confidential Information without SPAC’s prior written consent; and (ii) in the event that the Company or any of its Affiliates or Representatives, during the Interim Period or, in the event that this Agreement is terminated in accordance with Article VIII, for a period of two (2) years after such termination, becomes legally compelled to disclose any SPAC Confidential Information, (A) provide SPAC to the extent legally permitted with prompt written notice of such requirement so that SPAC or an Affiliate thereof may seek, at SPAC’s cost, a protective Order or other remedy or waive compliance with this Section 6.15(a), and (B) in the event that such protective Order or other remedy is not obtained, or SPAC waives compliance with this Section 6.15(a), furnish only that portion of such SPAC Confidential Information which is legally required to be provided as advised in writing by outside counsel and to exercise its commercially reasonable efforts to obtain assurances that confidential treatment will be accorded such SPAC Confidential Information. In the event that this Agreement is terminated and the transactions contemplated hereby are not consummated, the Company shall, and shall cause its Affiliates and Representatives to, promptly deliver to SPAC or destroy (at SPAC’s election) any and all copies (in whatever form or medium) of SPAC Confidential Information and destroy all notes, memoranda, summaries, analyses, compilations and other writings related thereto or based thereon; provided, however, that the Company and its Affiliates and Representatives shall be entitled to keep any records required by applicable Law or bona fide record retention policies; and provided, further, that any SPAC Confidential Information that is not returned or destroyed shall remain subject to the confidentiality obligations set forth in this Agreement.

(b)            The SPAC hereby agrees that during the Interim Period and, in the event that this Agreement is terminated in accordance with Article VIII, for a period of two (2) years after such termination, it shall, and shall cause its Representatives to: (i) treat and hold in strict confidence any Company Confidential Information, and will not use for any purpose (except in connection with the consummation of the transactions contemplated by this Agreement or the Ancillary Documents, performing its obligations hereunder or thereunder or enforcing its rights hereunder or thereunder), nor directly or indirectly disclose, distribute, publish, disseminate or otherwise make available to any third party any of the Company Confidential Information without the Company’s prior written consent; and (ii) in the event that SPAC or any of its Representatives, during the Interim Period or, in the event that this Agreement is terminated in accordance with Article VIII, for a period of two (2) years after such termination, becomes legally compelled to disclose any Company Confidential Information, (A) provide the Company to the extent legally permitted with prompt written notice of such requirement so that the Company may seek, at the Company’s sole expense, a protective Order or other remedy or waive compliance with this Section 6.15(b) and (B) in the event that such protective Order or other remedy is not obtained, or the Company waives compliance with this Section 6.15(b), furnish only that portion of such Company Confidential Information which is legally required to be provided as advised in writing by outside counsel and to exercise its commercially reasonable efforts to obtain assurances that confidential treatment will be accorded such Company Confidential Information. In the event that this Agreement is terminated and the transactions contemplated hereby are not consummated, SPAC shall, and shall cause its Representatives to, promptly deliver to the Company or destroy (at SPAC’s election) any and all copies (in whatever form or medium) of Company Confidential Information and destroy all notes, memoranda, summaries, analyses, compilations and other writings related thereto or based thereon; provided, however, that SPAC and its Representatives shall be entitled to keep any records required by applicable Law or bona fide record retention policies; and provided, further, that any Company Confidential Information that is not returned or destroyed shall remain subject to the confidentiality obligations set forth in this Agreement. Notwithstanding the foregoing, SPAC and its Representatives shall be permitted to disclose any and all Company Confidential Information to the extent required by the Federal Securities Laws.

6.16          Documents and Information. After the Closing Date, Pubco shall, and shall cause its Subsidiaries (including the Company) to, until the seventh (7th) anniversary of the Closing Date, retain all books, records and other documents pertaining to the business of SPAC and the Company in existence on the Closing Date.

6.17          Post-Closing Board of Directors and Executive Officers.

(a)            The Parties shall take all necessary action, including causing the directors of the Pubco to resign, so that effective as of the Closing, Pubco’s board of directors (the “Post-Closing Pubco Board”) will consist of up to seven (7) individuals. Immediately after the Closing, the Parties shall take all necessary action to designate and appoint to the Post-Closing Pubco Board (i) one (1) person designated by SPAC prior to the Closing (the “SPAC Director”), whom shall be required to qualify as an independent director under Stock Exchange rules, and (ii) up to six (6) persons that are designated by the Company prior to the Closing after consultation with SPAC (the “Company Directors”), with at least such number of whom shall be required to qualify as an independent director under Stock Exchange rules. At or prior to the Closing, Pubco will provide each member of the Post-Closing Pubco Board with a customary director indemnification agreement.

(b)            The Parties shall take all action necessary, including causing the executive officers of Pubco to resign, so that the individuals serving as the chief executive officer and chief financial officer, respectively, of Pubco immediately after the Closing will be the same individuals (in the same office) as that of the Company immediately prior to the Closing (unless, at its sole discretion, the Company desires to appoint another qualified person to either such role, in which case, such other person(s) identified by the Company shall serve in such role or roles).

6.18          Indemnification of Directors and Officers; Tail Insurance.

(a)            The Parties agree that all rights to exculpation, indemnification and advancement of expenses existing in favor of the current or former directors, managers and officers of each Target Company, SPAC and each Person who served as a director, officer, manager, member, trustee or fiduciary of another corporation, partnership, joint venture, trust, pension or other employee benefit plan or enterprise at the request of SPAC or the Company (the “D&O Indemnified Persons”) as provided in their respective Organizational Documents or under any indemnification, employment or other similar agreements between any D&O Indemnified Person and SPAC, Pubco, any Merger Sub or the Company, in each case as in effect on the date of this Agreement, shall survive the Closing and continue in full force and effect in accordance with their respective terms to the extent permitted by applicable Law. For a period of six (6) years after the Closing, Pubco shall cause the Organizational Documents of Pubco and the Surviving Subsidiaries to contain provisions no less favorable with respect to exculpation and indemnification of and advancement of expenses to D&O Indemnified Persons than are set forth as of the date of this Agreement in the Organizational Documents of SPAC to the extent permitted by applicable Law. The provisions of this Section 6.18 shall survive the Closing and are intended to be for the benefit of, and shall be enforceable by, each of the D&O Indemnified Persons and their respective heirs and representatives.

(b)            For the benefit of each of SPAC’s directors and officers, the Pubco shall, prior to the SPAC Merger Effective Time, obtain and fully pay the premium for a “tail” insurance policy that provides coverage for (i) each Person that is covered by the SPAC’s directors’ and officers’ liability insurance policies as in effect on the date of this Agreement and (ii) the Sponsor, for up to a six-year period from and after the Closing for events occurring prior to the Closing (the “SPAC D&O Tail Insurance”) that is substantially equivalent to and in any event not less favorable in the aggregate than SPAC’s existing policy or, if substantially equivalent insurance coverage is unavailable, the best available coverage. Pubco shall, and shall cause the Surviving Subsidiaries to, maintain the SPAC D&O Tail Insurance in full force and effect for its full term and cause all obligations thereunder to be honored by Pubco and the Surviving Subsidiaries, as applicable.

(c)            For the benefit of each the Company’s managers and officers, the Company shall, prior to the Company Merger Effective Time, obtain and fully pay the premium for a “tail” insurance policy that provides coverage for up to a six-year period from and after the Closing for events occurring prior to the Closing (the “Company D&O Tail Insurance”, and collectively with the SPAC D&O Tail Insurance, the “D&O Tail Insurance”) that is substantially equivalent to and in any event not less favorable in the aggregate than the Company’s existing policy or, if substantially equivalent insurance coverage is unavailable, the best available coverage.

(d)            Pubco and the Surviving Subsidiaries shall maintain SPAC D&O Tail Insurance and the Company D&O Tail Insurance, in full force and effect, and continue to honor the obligations thereunder, and Pubco and the Surviving Subsidiaries shall timely pay or caused to be paid all premiums with respect to SPAC D&O Tail Insurance and the Company D&O Tail Insurance.

6.19          Use of Transaction Proceeds. The Parties agree that after the Closing, the funds in the Trust Account, after taking into account payments for the Redemption, and any proceeds from any Transaction Financing, shall first be used to pay (a) SPAC’s accrued and unpaid Expenses, (b) SPAC’s deferred Expenses (including cash amounts payable to the IPO Underwriter and any legal fees) of the IPO, (c) any loans owed by SPAC to the Sponsor for any Expenses (including deferred Expenses) or other administrative costs and expenses incurred by or on behalf of SPAC or Extension Expenses, and (d) any other unpaid Expenses of the Company as of the Closing. Such Expenses will be paid at the Closing. Any remaining cash will be used for working capital and general corporate purposes of Pubco and the Surviving Subsidiaries.

6.20          Transaction Financing. During the Interim Period, the SPAC shall use reasonable best efforts to enter into financing agreements (“Financing Agreements”) with accredited investors (the “Investors”) for one or more Transaction Financings by Pubco on such terms and structuring, and using such strategy, placement agents and approach as SPAC and the Company shall reasonably agree. Each of Pubco, the SPAC, and the Company shall use its reasonable best efforts (a) to take, or to cause to be taken, all actions required, necessary or that it otherwise deems to be proper or advisable to consummate the transactions contemplated by the Financing Agreements on or prior to the Closing on the terms described therein, and (b) to satisfy on a timely basis all conditions and covenants applicable to Pubco, the SPAC, and the Company, respectively, in the Financing Agreements and otherwise comply with its obligations thereunder and to enforce the rights of Pubco, the SPAC, and the Company under the Financing Agreements to cause the Investors to pay to (or as directed by) Pubco the applicable purchase price under each Investor’s applicable Financing Agreement in accordance with its terms. As promptly as practicable after a Party acquires knowledge thereof, such Party shall give the other Parties written notice: (i) of any breach or default (or any event or circumstance that, with or without notice, lapse of time or both, could give rise to any breach or default) by any party to any Financing Agreement; (ii) of the receipt of any written notice or other written communication from any party to any Financing Agreements with respect to any actual, potential or claimed expiration, lapse, withdrawal, breach, default, termination or repudiation by any party to any Financing Agreements or any provisions of any Financing Agreements; or (iii) if such Party does not expect to receive all or any portion of the Transaction Financing on the terms, in the manner or from the sources contemplated by the Financing Agreements.

6.21          Underwriting Agreement. From and after the Closing, Pubco shall be assigned and assume all of SPAC’s obligations under the Underwriting Agreement that survive the Closing pursuant to the terms of the Underwriting Agreement. The IPO Underwriter may rely on the representations and warranties contained herein as if it were a party hereto. The Company shall deliver to the IPO Underwriter a certificate, signed by an executive officer of the Company in such capacity, certifying to such officer’s knowledge as to the satisfaction of the conditions specified in Section 7.3(a). Each Company Party that is a Registrant (as defined in the Underwriting Agreement) shall, and shall cause its Subsidiaries that are Registrants to, comply in all material respects with the obligations and covenants of SPAC which relate to the period following the Closing set forth in Sections 3 and 5 of the Underwriting Agreement.

6.22          Post-Closing Equity Plan. Prior to the effective date of the Registration Statement, Pubco shall adopt a new equity incentive plan in a form to be reasonably agreed upon by the SPAC and the Company (the “Post-Closing Equity Plan”). The Post-Closing Equity Plan shall have such number of shares of Pubco Class A Common Stock available for issuance equal to ten percent (10%) of the sum of (x) the Pubco Class A Common Stock and Class B Common Stock to be issued and outstanding immediately after the Closing and (y) the Pubco Class A Common Stock issuable upon conversion, exercise, or exchange of convertible, exercisable, or exchangeable securities outstanding immediately after the Closing, and shall include an “evergreen” provision that will provide for an automatic increase on the first day of each fiscal year of five percent (5%) of the sum of (x) the outstanding Pubco Class A Common Stock and outstanding Class B Common Stock plus (y) the Pubco Class A Common Stock issuable upon conversion, exercise, or exchange of (A) in-the-money options of Pubco and (B) in-the-money warrants of Pubco, in each case, at the beginning of each such fiscal year.

6.23          Sponsor Indemnification Agreement. On the Closing Date, Pubco and the Company shall enter into the Sponsor Indemnification Agreement with the Sponsor.

6.24          Estimated Cash Position. No later than five (5) days prior to the Closing Date, the Company shall deliver to SPAC an estimate of the Cash Position of the Company as of the Company Merger Effective Time and its components (the “Estimated Statement of Cash Position”). The Estimated Statement of Cash Position will be prepared by the Company’s management using assumptions and estimates made by Target Companies’ management in good faith.

6.25          Noteholder Consent. The Company shall use reasonable best efforts to obtain the written consent or approval of each holder of a Note for the conversion of the Notes into Company Interests prior to Closing, pursuant to the terms of such Notes.

6.26          Repayment of Indebtedness. On the Closing Date, Pubco shall pay the outstanding amount of the Closing Indebtedness to the holders of the Closing Indebtedness in order to repay all such Closing Indebtedness, with the result that immediately following the Closing there will be no further monetary obligations of any Target Company with respect to any Closing Indebtedness. To the extent that any Indebtedness of the Target Companies will be repaid in connection with the Closing, the Company shall deliver evidence that all such Indebtedness has been fully repaid.

Article VII
CLOSING CONDITIONS

7.1            Conditions to Each Party’s Obligations. The obligations of each Party to consummate the Mergers and the other transactions described herein shall be subject to the satisfaction or written waiver (where permissible) by the Company and SPAC of the following conditions:

(a)            Required SPAC Shareholder Approval. The SPAC Shareholder Approval Matters (other than the approval of the Advisory Organizational Documents Proposals as set forth in section (ii) of the definition thereof) that are submitted to the vote of the shareholders of SPAC at SPAC Extraordinary General Meeting shall have been approved by the requisite vote of the shareholders of SPAC at SPAC Extraordinary General Meeting in accordance with SPAC’s Organizational Documents and applicable Law (the “Required SPAC Shareholder Approval”).

(b)            Antitrust Laws. Any waiting period (and any extension thereof) applicable to the consummation of this Agreement under any Antitrust Laws shall have expired or been terminated.

(c)            Requisite Regulatory Approvals. All Consents required to be obtained from or made with any Governmental Authority in order to consummate the transactions contemplated by this Agreement shall have been obtained or made.

(d)            Requisite Consents. The Consents required to be obtained from or made with any third Person (other than a Governmental Authority) in order to consummate the transactions contemplated by this Agreement that are set forth on Schedule 7.1(d) shall have each been obtained or made.

(e)            No Adverse Law or Order. No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Law (whether temporary, preliminary or permanent) or Order that is then in effect and which has the effect of making the transactions or agreements contemplated by this Agreement illegal or which otherwise prevents or prohibits consummation of the transactions contemplated by this Agreement.

(f)             Registration Statement. The Registration Statement shall have been declared effective by the SEC and shall remain effective as of the Closing, and no stop order or similar order shall be in effect with respect to the Registration Statement.

(g)            SPAC Conversion. The Conversion shall have been consummated in accordance with Section 1.2.

(h)            Stock Exchange Listing. The shares of Pubco Class A Common Stock shall have been approved for listing on the Stock Exchange upon the Closing, subject only to official notice of issuance.

7.2            Conditions to Obligations of the Company Parties. In addition to the conditions specified in Section 7.1, the obligations of the Company Parties to consummate the Mergers and the other transactions contemplated by this Agreement are subject to the satisfaction or written waiver (by the Company) of the following conditions:

(a)            Representations and Warranties. (i) SPAC Fundamental Representations shall be true and correct in all material respects on and as of the date of this Agreement and as of the Closing Date, as though made on and as of the Closing Date (except to the extent that any such representation and warranty is expressly made as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date), (ii) the representations and warranties set forth in the first sentence of Section 3.5(a) shall be true and correct in all respects (except for de minimis inaccuracies) on and as of the date of this Agreement and as of the Closing Date, as though made on and as of the Closing Date (except to the extent that any such representation and warranty is expressly made as of an earlier date, in which case such representation and warranty shall be true and correct in all respects (except for de minimis inaccuracies) as of such earlier date), (iii) the other representations and warranties of SPAC in Article III (other than SPAC Fundamental Representations and the representations and warranties set forth in the first sentence of Section 3.5(a) shall be true and correct (without giving effect to any limitations as to “materiality” or any similar limitation set forth herein) in all respects on and as of the date of this Agreement and as of the Closing Date, as though made on and as of the Closing Date (except to the extent that any such representation and warranty is expressly made as of an earlier date, in which case such representation and warranty shall be true and correct in all respects as of such earlier date), except where the failure of such representations and warranties to be true and correct, individually and in the aggregate has not had a Material Adverse Effect on SPAC.

(b)            Agreements and Covenants. The SPAC shall have performed in all material respects all of its obligations and complied in all material respects with all of its agreements and covenants under this Agreement to be performed or complied with by it on or prior to the Closing Date.

(c)            Sponsor Support Agreement. The Sponsor Support Agreement shall be in full force and effect as of the Closing.

(d)            Closing Deliveries.

(i)	Officer Certificate. The SPAC shall have delivered to the Company a certificate, dated the Closing Date, signed by an executive officer of SPAC in such capacity, certifying as to the satisfaction of the conditions specified in Sections 7.2(a) and 7.2(b).

(ii)	Secretary Certificate. The SPAC shall have delivered to the Company a certificate from its secretary or other executive officer certifying as to, and attaching, (A) copies of SPAC’s Organizational Documents as in effect as of the Closing Date prior to the SPAC Merger Effective Time (after giving effect to the Conversion), (B) the resolutions of the board of directors of SPAC authorizing and approving the execution, delivery and performance of this Agreement and each of the Ancillary Documents to which it is a party or by which it is bound, and the consummation of the transactions contemplated hereby and thereby and (C) evidence that the Required SPAC Shareholder Approval has been obtained.

(iii)	Good Standing. The SPAC shall have delivered to the Company a good standing certificate (or similar documents applicable for such jurisdiction) for SPAC certified as of a date no earlier than thirty (30) days prior to the Closing Date from the proper Governmental Authority in the Cayman Islands, in each case to the extent that good standing certificates or similar documents are generally available in such jurisdiction.

(iv)	Other Documents. The SPAC shall have delivered to the Company counterparts to the Lock-Up Agreement and Registration Rights Agreement, duly executed by the Sponsor, each of SPAC’s independent directors, and the IPO Underwriter.

(e)            Minimum Cash. Closing SPAC Cash shall be at least $50,000,000.

7.3            Conditions to Obligations of SPAC. In addition to the conditions specified in Section 7.1, the obligations of SPAC to consummate the Mergers and the other transactions contemplated by this Agreement are subject to the satisfaction or written waiver (by SPAC) of the following conditions:

(a)            Representations and Warranties. (i) the Target Company Fundamental Representations shall be true and correct (without giving effect to any limitation as to “materiality” set forth therein) in all material respects on and as of the date of this Agreement and as of the Closing Date, as though made on and as of the Closing Date (except to the extent that any such representation and warranty is expressly made as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date), (ii) the representations and warranties set forth in the first sentence of Section 5.3(a) shall be true and correct in all respects on and as of the date of this Agreement and as of the Closing Date, as though made on and as of the Closing Date (except for changes pursuant to a Bridge Financing or as a result of any conversion or exercise of Company Convertible Securities that is expressly required by Section 1.5(a) of this Agreement), and (iii) the representations and warranties set forth in Article V (other than the Target Company Fundamental Representations and the representations and warranties set forth in the first sentence of Section 5.3(a) and the representations and warranties of the Company Parties (other than the representations and warranties of the Company) shall be true and correct (without giving effect to any limitation as to “materiality” or “Material Adverse Effect” or any similar limitation set forth herein) in all respects on and as of the date of this Agreement and on and as of the Closing Date, as though made on and as of the Closing Date (except to the extent that any such representation and warranty is expressly made as of an earlier date, in which case such representation and warranty shall be true and correct in all respects as of such earlier date), except where the failure of such representations and warranties to be true and correct, individually and in the aggregate has not had a Material Adverse Effect on any Target Company.

(b)            Agreements and Covenants. The Company Parties shall have performed in all material respects all of its obligations and complied in all material respects with all of its agreements and covenants under this Agreement to be performed or complied with by it on or prior to the Closing Date.

(c)            No Material Adverse Effect. No Material Adverse Effect shall have occurred with respect to the Target Companies since the date of this Agreement.

(d)            Seller Written Consent. The Target Companies and the Sellers shall have complied in all material respects with the respective covenants required to be performed or complied with by them pursuant to the Seller Written Consent.

(e)            The Company shall have obtained the written consent or approval of each holder of a Note (whether or not disclosed as of the date of this Agreement) for the conversion of the Notes into Company Interests prior to Closing (that are converted into Merger Consideration pursuant to Section 1.9) pursuant to the terms of such Notes.

(f)             Closing Deliveries.

(i)            Officer Certificate. The SPAC shall have received a certificate from the Company, dated as the Closing Date, signed by an executive officer of the Company in such capacity, certifying as to the satisfaction of the conditions specified in Sections 7.3(a), 7.3(b) and 7.3(c).

(ii)           Secretary Certificate. The Company shall have delivered to SPAC a certificate from its secretary or other executive officer certifying as to, and attaching, (A) copies of each Company Party’s Organizational Documents as in effect as of the Closing Date prior to the Company Merger Effective Time, (B) the requisite resolutions of each of the Company, Pubco, Company Merger Sub and SPAC Merger Sub and the Sellers authorizing and approving the execution, delivery and performance of this Agreement and each Ancillary Document to which the Company Parties are or are required to be a party or bound, and the consummation of the Mergers and the other transactions contemplated hereby and thereby, and the adoption of the Company Surviving Subsidiary Organizational Documents and SPAC Surviving Subsidiary Organizational Documents, and recommending the approval and adoption of the same by the holders of Company Securities at a duly called meeting of members, (C) evidence that the Required Company Member Approval has been obtained and (D) the incumbency of officers authorized to execute this Agreement or any Ancillary Document to which a Company Party is or is required to be a party or otherwise bound.

(iii)          Good Standing. The Company shall have delivered to SPAC good standing certificates (or similar documents applicable for such jurisdictions) for each Target Company and Pubco certified as of a date no earlier than thirty (30) days prior to the Closing Date from the proper Governmental Authority of the Target Company’s or Pubco’s jurisdiction of organization.

(iv)          Resignations. Subject to the requirements of Section 6.18, SPAC shall have received written resignations, effective as of the Closing, of the directors, managers and board governors of the Target Companies as set forth on Schedule 7.3(f)(iv).

(v)           Employment Agreement. The SPAC and Pubco shall have received employment agreements, in each case effective as of the Closing, in form and substance acceptable to SPAC, between each of Jeffrey Kwatinetz, O’Shea Jackson, Sr. and Sean Bannon and Pubco or a Target Company, and each such employment agreement duly executed by the parties thereto.

(vi)          Sponsor Indemnification Agreement. Pubco and the Company shall have duly executed and delivered to SPAC a copy of the Sponsor Indemnification Agreement.

(vii)         Other Documents. The Company shall have delivered to the SPAC counterparts to the Lock-Up Agreement and Registration Rights Agreement, duly executed by the applicable Sellers.

(viii)        The Company shall have delivered, or caused to be delivered, to SPAC the FIRPTA Certificate and the Section 1446(f) Certifications, in each case dated as of the Closing Date, in accordance with Section 6.10.

(ix)           The Company shall have delivered to SPAC documentation evidencing to the reasonable satisfaction of SPAC the release of all Liens set forth on Schedule 5.17, other than any Liens pursuant to the Funding Agreement, dated as of September 26, 2024, by and among Big3 Basketball LLC, Jeffrey Kwatinetz and O’Shea Jackson Sr. (the “Funding Agreement”).

(g)            D&O Tail. The D&O Tail Insurance shall have been obtained and will be fully paid for by immediately after Closing.

(h)            Appointment to the Board. The members of the Post-Closing Pubco Board shall have been elected or appointed as of the Closing consistent with the requirements of Section 6.17.

(i)             Pubco Organizational Document Amendments. Prior to the Closing, Pubco shall have amended and restated its certificate of incorporation in the form attached hereto as Exhibit G (the “Amended Pubco Charter”) and its bylaws in a form mutually agreed upon by SPAC and the Company (the “Amended Pubco Bylaws”).

(j)             Incentive Plan. Pubco shall have adopted, on or prior to Closing, the Post-Closing Equity Plan.

(k)            Repaid Indebtedness. The Company shall have delivered to SPAC evidence that all Closing Indebtedness has been fully repaid or converted into Company Interests that are converted into Merger Consideration pursuant to Section 1.9.

7.4            Frustration of Conditions. Notwithstanding anything contained herein to the contrary, no Party may rely on the failure of any condition set forth in this Article VII to be satisfied if such failure was caused by the failure of such Party or its Affiliates (or with respect to the Company, any Target Company or Seller) failure to comply with or perform any of its covenants or obligations set forth in this Agreement.

Article VIII
TERMINATION AND EXPENSES

8.1            Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing as follows:

(a)            by mutual written consent of SPAC and the Company;

(b)            by written notice by SPAC or the Company if any of the conditions to the Closing set forth in Article VII have not been satisfied or waived by the earlier of (i) December 27, 2026 and (ii) the last date for SPAC to complete a business combination pursuant to its Organizational Documents (such earlier date, the “Outside Date”); provided, however, the right to terminate this Agreement under this Section 8.1(b) shall not be available to a Party if the breach or violation by such Party or its Affiliates of any representation, warranty, covenant or obligation under this Agreement was the cause of, or resulted in, the failure of the Closing to occur on or before the Outside Date;

(c)            by written notice by either SPAC or the Company to the other if a Governmental Authority of competent jurisdiction shall have issued an Order or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, and such Order or other action has become final and non-appealable; provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(c) shall not be available to a Party if the failure by such Party or its Affiliates to comply with any provision of this Agreement has been a substantial cause of, or substantially resulted in, such action by such Governmental Authority;

(d)            by written notice by the Company to SPAC, if there has been a material breach by SPAC of any of its representations, warranties, covenants or agreements contained in this Agreement or if any representation or warranty of SPAC shall have become materially untrue or materially inaccurate, in any case, which would result in a failure of a condition set forth in Section 7.2(a) or Section 7.2(b) to be satisfied (treating the Closing Date for such purposes as the date of this Agreement or, if later, the date of such breach), and (ii) the material breach or material inaccuracy is incapable of being cured or is not cured within the earlier of (A) twenty (20) days after written notice of such material breach or material inaccuracy is provided to SPAC or (B) the Outside Date; provided, that the Company shall not have the right to terminate this Agreement pursuant to this Section 8.1(d) if at such time the Company is in material uncured breach of this Agreement;

(e)            by written notice by SPAC to the Company, if (i) there has been a material breach by the Company of any of its representations, warranties, covenants or agreements contained in this Agreement, or if any representation or warranty of such Parties shall have become untrue or inaccurate, in any case, which would result in a failure of a condition set forth in Section 7.2(a) or Section 7.2(b) to be satisfied (treating the Closing Date for such purposes as the date of this Agreement or, if later, the date of such breach), and (ii) the breach or inaccuracy is incapable of being cured or is not cured within the earlier of (A) twenty (20) days after written notice of such breach or inaccuracy is provided by SPAC or (B) the Outside Date; provided, that SPAC shall not have the right to terminate this Agreement pursuant to this Section 8.1(e) if at such time SPAC is in material uncured breach of this Agreement;

(f)             by written notice by SPAC to the Company, if there shall have been a Material Adverse Effect on the Target Companies following the date of this Agreement which is uncured and continuing;

(g)            by written notice by either SPAC or the Company to the other, if SPAC Extraordinary General Meeting is held (including any adjournment or postponement thereof) and has concluded, SPAC’s shareholders have duly voted, and the Required SPAC Shareholder Approval was not obtained; or

(h)            by written notice by SPAC to the Company, if the Company has not delivered the Audited Financials to SPAC on or before the Audit Delivery Date.

8.2            Effect of Termination. This Agreement may only be terminated in the circumstances described in Section 8.1 and pursuant to a written notice delivered by the applicable Party to the other applicable Parties, which sets forth the basis for such termination, including the provision of Section 8.1 under which such termination is made. In the event of the valid termination of this Agreement pursuant to Section 8.1, this Agreement shall forthwith become void, and there shall be no Liability on the part of any Party or any of their respective Representatives, and all rights and obligations of each Party shall cease, except: (i) Sections 6.14, 6.15, 8.3, 9.1, Article X and this Section 8.2 shall survive the termination of this Agreement, and (ii) nothing herein shall relieve any Party from Liability for any willful breach of any representation, warranty, covenant or obligation under this Agreement or any Fraud Claim against such Party, in either case, prior to termination of this Agreement (in each case of clauses (i) and (ii) above, subject to Section 9.1). Without limiting the foregoing, and except as provided in Sections 8.3 and this Section 8.2 (but subject to Section 9.1) and subject to the right to seek injunctions, specific performance or other equitable relief in accordance with Section 10.6, the Parties’ sole right prior to the Closing with respect to any breach of any representation, warranty, covenant or other agreement contained in this Agreement by another Party or with respect to the transactions contemplated by this Agreement shall be the right, if applicable, to terminate this Agreement pursuant to Section 8.1.

8.3            Fees and Expenses. Subject to Section 9.1, all Expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such expenses, subject to Section 6.19; provided that (i) if the Closing occurs, all Expenses incurred by SPAC will be paid or reimbursed by Pubco from the Trust Account, the Transaction Financing, or other cash sources available to Pubco or its Subsidiaries at the Closing, (ii) all fees, costs and expenses (including filing fees) paid or payable by any Party or any of its Affiliates as a result of or in connection with or arising under any applicable Antitrust Laws, including fees and expenses relating to any pre-merger notification required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended shall be shared equally between the Parties, (iii) all fees, costs and expenses (including filing fees and printer costs) paid or payable by any Party or any of its Affiliates as a result of or in connection with or arising from filing the Registration Statement with the SEC and mailing the Proxy Statement to the SPAC shareholders (including printing and mailing fees and SEC registration filing fees) shall be shared equally between the Parties, and (iv) all fees, costs and expenses (including filing fees) paid or payable by any Party or any of its Affiliates as a result of or in connection with or arising from submitting to the Stock Exchange a listing application for the shares of Pubco Class A Common Stock and Pubco Warrants (including any filing fees arising therefrom) shall be shared equally between the Parties.

8.4            Survival. The representations and warranties of the Parties contained in this Agreement or in any certificate or instrument delivered by or on behalf of the Parties or their respective Representatives pursuant to this Agreement shall not survive the Closing, and from and after the Closing, the Parties and their respective Representatives shall not have any further obligations, nor shall any claim be asserted or action be brought against the Parties or their respective Representatives with respect thereto. The covenants and agreements made by the Parties and their respective Representatives in this Agreement or in any certificate or instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such covenants or agreements, shall not survive the Closing, except for those covenants and agreements contained herein and therein that by their terms apply or are to be performed in whole or in part after the Closing (which such covenants shall survive the Closing and continue until fully performed in accordance with their terms).

Article IX
WAIVERS AND RELEASES

9.1        Waiver of Claims Against Trust. Reference is made to the IPO Prospectus. The Company hereby represents and warrants that it has read the IPO Prospectus and understands that SPAC has established the Trust Account containing the proceeds of the IPO and from certain private placements occurring simultaneously with the IPO (including interest accrued from time to time thereon) for the benefit of SPAC’s public shareholders (the “Public Shareholders”) and that, except as otherwise described in the IPO Prospectus, SPAC may disburse monies from the Trust Account only: (a) to the Public Shareholders in the event they elect to redeem their SPAC shares in connection with the consummation of SPAC’s initial business combination (as such term is used in the IPO Prospectus) (the “Business Combination”) or in connection with a shareholder vote to amend our amended and restated memorandum and articles of association (A) to modify the substance or timing of the SPAC’s obligation to redeem 100% of its public shares if the SPAC does not complete its initial Business Combination within the required time period or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial Business Combination activity, (b) to the Public Shareholders if SPAC fails to consummate a Business Combination within twenty-four (24) months after the closing of the IPO, subject to extension by an amendment to SPAC’s organizational documents (less up to $100,000 of interest to pay dissolution expenses), (c) with respect to any interest earned on the amounts held in the Trust Account, amounts necessary to pay for any franchise or income taxes or (d) to SPAC after or concurrently with the consummation of a Business Combination. For and in consideration of SPAC entering into this Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company hereby agrees on behalf of itself and its Affiliates that, notwithstanding anything to the contrary in this Agreement, none of the Company nor any of its Affiliates do now or shall at any time hereafter have any right, title, interest or claim of any kind in or to any monies in the Trust Account or distributions therefrom, or make any claim against the Trust Account (including any distributions therefrom), regardless of whether such claim arises as a result of, in connection with or relating in any way to, this Agreement or any proposed or actual business relationship between SPAC or any of its Representatives, on the one hand, and the Company or any of its Affiliates or Representatives, on the other hand, or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to herein as, the “Released Claims”). The Company, on behalf of itself and its Affiliates, hereby irrevocably waives any Released Claims that any such Party or any of its Affiliates may have against the Trust Account (including any distributions therefrom) now or in the future as a result of, or arising out of, any negotiations, contracts or agreements with SPAC or its Representatives and will not seek recourse against the Trust Account (including any distributions therefrom) for any reason whatsoever (including for an alleged breach of this Agreement or any other agreement with SPAC or its Affiliates). The Company agrees and acknowledges that such irrevocable waiver is material to this Agreement and specifically relied upon by SPAC and its Affiliates to induce SPAC to enter into this Agreement, and the Company further intends and understands such waiver to be valid, binding and enforceable against such Party and each of its Affiliates under applicable Law. To the extent that the Company or any of its respective Affiliates commences any Action based upon, in connection with, relating to or arising out of any matter relating to SPAC or its Representatives, which proceeding seeks, in whole or in part, monetary relief against SPAC or its Representatives, the Company hereby acknowledges and agrees that its and its Affiliates’ sole remedy shall be against funds held outside of the Trust Account and that such claim shall not permit such Party or any of its Affiliates (or any Person claiming on any of their behalf or in lieu of them) to have any claim against the Trust Account (including any distributions therefrom) or any amounts contained therein. In the event that the Company or any of its respective Affiliates commences Action based upon, in connection with, relating to or arising out of any matter relating to SPAC or its Representatives which proceeding seeks, in whole or in part, relief against the Trust Account (including any distributions therefrom) or the Public Shareholders, whether in the form of money damages or injunctive relief, SPAC and its Representatives, as applicable, shall be entitled to recover from the Company and its Affiliates, as applicable, the associated legal fees and costs in connection with any such Action, in the event SPAC or its Representatives, as applicable, prevails in such Action. This Section 9.1 shall survive termination of this Agreement for any reason and continue indefinitely.

Article X
MISCELLANEOUS

10.1        Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered (i) in person, (ii) by electronic means (including email), with affirmative confirmation of receipt, (iii) one Business Day after being sent, if sent by reputable, nationally recognized overnight courier service or (iv) three (3) Business Days after being mailed, if sent by registered or certified mail, pre-paid and return receipt requested, in each case to the applicable Party at the following addresses (or at such other address for a Party as shall be specified by like notice):

If to SPAC at or prior to the Closing, to: Graf Global Corp. 1790 Hughes Landing Blvd., Suite 400 The Woodlands, TX 77380 Attn: James Graf Email: james@grafacq.com	with a copy (which will not constitute notice) to: White & Case LLP 1221 Avenue of the Americas New York, New York 10020 Attn: Matthew Kautz Email: mkautz@whitecase.com

If to the Company or the Company Surviving Subsidiary, to: BIG3 HoldCo LLC 13351 Riverside Drive Sherman Oaks, CA 91423 Attn: Jeffrey Kwatinetz Email: jek@big3.com

with a copy (which will not constitute notice) to:

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, New York 10105
Attn: David Landau, Esq., Meredith Laitner, Esq.
Email: DLandau@egsllp.com, Mlaitner@egsllp.com

If to Pubco after the Closing, to: Halfcourt Holdco, Inc. 13351 Riverside Drive Sherman Oaks, CA 91423 Attn: Jeffrey Kwatinetz Email: jek@big3.com

with a copy (which will not constitute notice) to:

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, New York 10105
Attn: David Landau, Esq., Meredith Laitner, Esq.
Email: DLandau@egsllp.com, Mlaitner@egsllp.com

10.2        Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns. This Agreement shall not be assigned by operation of Law or otherwise without the prior written consent of SPAC, Pubco and the Company, and any assignment without such consent shall be null and void; provided that no such assignment shall relieve the assigning Party of its obligations hereunder.

10.3        Third Parties. Except for the rights of the D&O Indemnified Persons set forth in Section 6.18, which the Parties acknowledge and agree are express third party beneficiaries of this Agreement, nothing contained in this Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any Person that is not a Party hereto or thereto or a successor or permitted assign of such a Party.

10.4        Governing Law; Jurisdiction. This Agreement shall be governed by, construed and enforced in accordance with the Laws of the State of New York without regard to the conflict of laws principles thereof. All Actions arising out of or relating to this Agreement shall be heard and determined exclusively in any state or federal court located in New York, New York (or in any appellate court thereof) (the “Specified Courts”). Each Party hereto hereby (a) submits to the exclusive jurisdiction of any Specified Courts for the purpose of any Action arising out of or relating to this Agreement brought by any Party hereto and (b) irrevocably waives, and agrees not to assert by way of motion, defense or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any Specified Courts. Each Party agrees that a final judgment in any Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each Party irrevocably consents to the service of the summons and complaint and any other process in any other Action relating to the transactions contemplated by this Agreement, on behalf of itself, or its property, by personal delivery of copies of such process to such Party at the applicable address set forth in Section 10.1. Nothing in this Section 10.4 shall affect the right of any Party to serve legal process in any other manner permitted by Law.

10.5        WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.5.

10.6        Specific Performance. Each Party acknowledges that the rights of each Party to consummate the transactions contemplated hereby are unique, recognizes and affirms that in the event of a breach of this Agreement by any Party, money damages may be inadequate and the non-breaching Parties may not have adequate remedy at law, and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by an applicable Party in accordance with their specific terms or were otherwise breached. Accordingly, each Party shall be entitled to seek an injunction or restraining order to prevent breaches of this Agreement and to seek to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such Party may be entitled under this Agreement, at law or in equity.

10.7        Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable in a jurisdiction, such provision shall be modified or deleted, as to the jurisdiction involved, only to the extent necessary to render the same valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby nor shall the validity, legality or enforceability of such provision be affected thereby in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties will substitute for any invalid, illegal or unenforceable provision a suitable and equitable provision that carries out, so far as may be valid, legal and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.

10.8        Amendment. This Agreement may be amended, supplemented or modified only by execution of a written instrument signed by SPAC, the Company and Pubco.

10.9        Waiver. The SPAC on behalf of itself and its Affiliates and the Company on behalf of itself and its Affiliates may in its sole discretion (i) extend the time for the performance of any obligation or other act of any other non-Affiliated Party hereto, (ii) waive any inaccuracy in the representations and warranties by such other non-Affiliated Party contained herein or in any document delivered pursuant hereto and (iii) waive compliance by such other non-Affiliated Party with any covenant or condition contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the Party or Parties to be bound thereby. Notwithstanding the foregoing, no failure or delay by a Party in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder.

10.10        Entire Agreement. This Agreement and the documents or instruments referred to herein, including any exhibits and schedules attached hereto, which exhibits and schedules are incorporated herein by reference, together with the Ancillary Documents, embody the entire agreement and understanding of the Parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein or the documents or instruments referred to herein, which collectively supersede all prior agreements and the understandings among the Parties with respect to the subject matter contained herein.

10.11        Interpretation. The table of contents and the Article and Section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the Parties and shall not in any way affect the meaning or interpretation of this Agreement. In this Agreement, unless the context otherwise requires: (a) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and words in the singular, including any defined terms, include the plural and vice versa; (b) reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity; (c) any accounting term used and not otherwise defined in this Agreement or any Ancillary Document has the meaning assigned to such term in accordance with GAAP; (d) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; (e) the words “herein,” “hereto,” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular Section or other subdivision of this Agreement; (f) the word “if” and other words of similar import when used herein shall be deemed in each case to be followed by the phrase “and only if”; (g) the term “or” means “and/or”; (h) any reference to the term “ordinary course” or “ordinary course of business” shall be deemed in each case to be followed by the words “consistent with past practice”; (i) any agreement, instrument, insurance policy, Law or Order defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument, insurance policy, Law or Order as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes, regulations, rules or orders) by succession of comparable successor statutes, regulations, rules or orders and references to all attachments thereto and instruments incorporated therein; (j) except as otherwise indicated, all references in this Agreement to the words “Section,” “Article”, “Schedule” and “Exhibit” are intended to refer to Sections, Articles, Schedules and Exhibits to this Agreement; and (k) the term “Dollars” or “$” means United States dollars. Any reference in this Agreement to a Person’s directors shall include any member of such Person’s governing body and any reference in this Agreement to a Person’s officers shall include any Person filling a substantially similar position for such Person. Any reference in this Agreement or any Ancillary Document to a Person’s shareholders or stockholders shall include any applicable owners of the equity interests of such Person, in whatever form, including with respect to SPAC its shareholders or stockholders under the Act, DGCL, as then applicable, or its Organizational Documents. The Parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement. To the extent that any Contract, document, certificate or instrument is represented and warranted to by the Company to be given, delivered, provided or made available by the Company, in order for such Contract, document, certificate or instrument to have been deemed to have been given, delivered, provided and made available to SPAC or its Representatives, such Contract, document, certificate or instrument shall have been posted to the electronic data site maintained on behalf of the Company for the benefit of SPAC and its Representatives and SPAC and its Representatives have been given access to the electronic folders containing such information.

10.12        Counterparts. This Agreement and each Ancillary Document may be executed and delivered (including by facsimile or other electronic transmission) in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

10.13        Legal Representation.

(a)        The Parties agree that, notwithstanding the fact that White & Case LLP (“W&C”) may have, prior to Closing, jointly represented SPAC and/or the Sponsor in connection with this Agreement, the Ancillary Documents and the transactions contemplated hereby and thereby, and has also represented SPAC and/or its Affiliates in connection with matters other than the transaction that is the subject of this Agreement, W&C will be permitted in the future, after Closing, to represent one or more of the Sponsor or its respective Affiliates in connection with matters in which such Persons are adverse to Pubco, SPAC or any of their respective Affiliates, including any disputes arising out of, or related to, this Agreement. The Company, who is or has the right to be represented by independent counsel in connection with the transactions contemplated by this Agreement, hereby agree, in advance, to waive (and to cause their Affiliates to waive) any actual or potential conflict of interest that may hereafter arise in connection with W&C’s future representation of one or more of the Sponsor or its Affiliates in which the interests of such Person are adverse to the interests of Pubco, SPAC, the Company or any of their respective Affiliates, including any matters that arise out of this Agreement or that are substantially related to this Agreement or to any prior representation by W&C of SPAC or any of its Affiliates. The Parties acknowledge and agree that, for the purposes of the attorney-client privilege, the Sponsor shall be deemed a client of W&C with respect to the negotiation, execution and performance of this Agreement and the Ancillary Documents. All such communications shall remain privileged after the Closing and the privilege and the expectation of client confidence relating thereto shall belong solely to the Sponsor, shall be controlled by the Sponsor and shall not pass to or be claimed by Pubco or the Surviving Subsidiaries; provided, further, that nothing contained herein shall be deemed to be a waiver by SPAC or any of its Affiliates (including, after the Closing, Pubco, the Surviving Subsidiaries, and their respective Affiliates) of any applicable privileges or protections that can or may be asserted to prevent disclosure of any such communications to any third party.

(b)        The Parties agree that, notwithstanding the fact that Ellenoff Grossman & Schole LLP (“EGS”) may have, prior to Closing, represented the Company in connection with this Agreement, the Ancillary Documents and the Transactions, and has also represented the Company and/or its Affiliates in connection with matters other than the transaction that is the subject of this Agreement, EGS will be permitted in the future, after Closing, to represent the Sellers or any of their Affiliates in connection with matters in which such persons are adverse to the Company or any of its Affiliates, including any disputes arising out of, or related to, this Agreement. The Company, who is or has the right to be represented by independent counsel in connection with the transactions contemplated by this Agreement, hereby agrees, in advance, to waive (and to cause its Affiliates to waive) any actual or potential conflict of interest that may hereafter arise in connection with EGS’s future representation of one or more of the Sellers or any of their Affiliates in which the interests of such persons are adverse to the interests of the Company, including any matters that arise out of this Agreement or that are substantially related to this Agreement or to any prior representation by EGS of the the Company or its Affiliates. The Parties acknowledge and agree that, for the purposes of the attorney-client privilege, the Sellers shall be deemed the client of EGS with respect to the negotiation, execution and performance of this Agreement and the Ancillary Documents. All such communications shall remain privileged after the Closing and the privilege and the expectation of client confidence relating thereto shall belong solely to the Sellers, shall be controlled by the Sellers and shall not pass to or be claimed by Pubco or the Surviving Subsidiaries; provided, further, that nothing contained herein shall be deemed to be a waiver by SPAC or any of its Affiliates (including, after the Closing, Pubco, the Surviving Subsidiaries, and their respective Affiliates) of any applicable privileges or protections that can or may be asserted to prevent disclosure of any such communications to any third party.

Article XI
DEFINITIONS

11.1        Certain Definitions. For purpose of this Agreement, the following capitalized terms have the following meanings:

“Action” means any notice of noncompliance or violation, or any claim, demand, charge, action, suit, litigation, audit, settlement, complaint, stipulation, assessment or arbitration, or any request (including any request for information), inquiry, hearing, proceeding or investigation, by or before any Governmental Authority.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly Controlling, Controlled by, or under common Control with such Person. For the avoidance of doubt, Sponsor shall be deemed to be an Affiliate of SPAC prior to the Closing.

“Ancillary Documents” means each agreement, instrument or document attached hereto as an Exhibit, and the other agreements, certificates and instruments to be executed or delivered by any of the Parties hereto in connection with or pursuant to this Agreement.

“Benefit Plans” of any Person means any and all deferred compensation, executive compensation, incentive compensation, phantom equity, option, stock appreciation right, restricted stock, restricted stock unit, equity purchase or other equity-based compensation plan, employment or consulting, severance, change in control, retention or termination pay, employee or consultant loan program, vacation, sick, or other bonus, deferred compensation plan or practice, hospitalization or other medical, life, death, disability or other insurance, fringe benefit, Section 125 cafeteria plan, welfare, supplemental unemployment benefits, profit sharing, pension, or retirement plan, program, agreement, commitment or arrangement, Foreign Pension Plan, and each other employee benefit plan, program, agreement or arrangement, including each “employee benefit plan” as such term is defined under Section 3(3) of ERISA (including any similar plan subject to laws of a jurisdiction outside of the United States), maintained or contributed to or required to be contributed to by a Person for the benefit of any employee or former employee of such Person, or with respect to which such Person has any Liability, whether direct or indirect, actual or contingent, whether formal or informal, and whether legally binding or not.

“Business Day” means any day other than a Saturday, Sunday, a legal holiday on which commercial banking institutions in New York, New York are authorized to close for business (excluding as a result of “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems, including for wire transfers, of commercially banking institutions in New York, New York are generally open for use by customers on such day) or, for so long as SPAC remains domiciled in Cayman Islands, a day on which Governmental Authorities in the Cayman Islands are authorized or required by Law to close.

“Cash Position” means (x) the amount of cash held by the Company minus (y) the Target Companies’ aggregate Indebtedness amount pursuant to that certain loan and/or secured promissory note with Yeezy, LLC or an affiliate thereof having a principal amount of $5.0 million (including principal and any accrued but unpaid interest or other obligations), in each case, as of a particular time. For the avoidance of doubt, “Cash Position” may be a negative number.

“Cayman Conversion Documents” means the documents required to be filed with the Cayman Registrar in order to give effect to the Conversion pursuant to the SPAC Organizational Documents and the Act.

“Class A Units” means the issued and outstanding Class A Units of the Company pursuant to the Company Operating Agreement.

“Class B Units” means the issued and outstanding Class B Units of the Company pursuant to the Company Operating Agreement.

“Closing Indebtedness” means the aggregate Indebtedness (including principal and any accrued but unpaid interest or other obligations) of the Target Companies as of immediately prior to the Closing (including the PPP Loan, if applicable), other than (x) the Funding Agreement, (y) that certain Secured Promissory Note, dated as of August 10, 2021, payable by Big3 Basketball, LLC to Yeezy, LLC in the amount of $5,000,000) and (z) the Notes.

“Closing SPAC Cash” means, without duplication, an amount equal to (a) the aggregate cash proceeds available for release to SPAC or Pubco from the Trust Account in connection with the Transactions after giving effect to the Redemption, plus (b) the aggregate cash proceeds received by SPAC or Pubco in respect of any Transaction Financing, minus (c) unpaid Expenses of SPAC and the Company.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor statute thereto, as amended. Reference to a specific section of the Code shall include such section and any valid treasury regulation promulgated thereunder.

“Collective Bargaining Agreement” means any collective bargaining agreement, works council or other similar agreement or arrangement or other Contract with a labor union, works council, employee representative group, labor organization or similar organization covering any employee of the Company or any of its affiliates or by which any such employee is bound.

“Company Confidential Information” means all confidential or proprietary documents and information concerning the Target Companies or any of their respective Representatives, furnished in connection with this Agreement or the transactions contemplated hereby; provided, however, that Company Confidential Information shall not include any information which, (i) at the time of disclosure by SPAC or its Representatives, is generally available publicly and was not disclosed in breach of this Agreement or (ii) at the time of the disclosure by a Company Party or its Representatives to SPAC or its Representatives was previously known by such receiving party without violation of Law or any confidentiality obligation by the Person receiving such Company Confidential Information.

“Company Convertible Securities” means, collectively, any options, warrants or rights (other than any Company Interests) to subscribe for or purchase any equity securities of the Company or securities or notes convertible into or exchangeable for, or that otherwise confer on the holder any right to acquire any equity securities of any Target Company (including, without limitation, any convertible promissory notes).

“Company Interests” means, collectively, the issued and outstanding membership interests of the Company.

“Company IT Systems” means all computer systems, hardware, Software, servers, networks, data communication lines, and other information technology and telecommunications equipment and tangible assets, including outsourced or cloud computing arrangements, and associated documentation, in each case, owned or used or by or for the Target Company or in connection with the business of the Target Companies.

“Company Operating Agreement” means that certain Amended and Restated Limited Liability Company Agreement of BIG3 HoldCo LLC, dated as of September 19, 2024.

“Company Privacy and Data Security Policies” means all of the Target Companies’ past or present, internal or public-facing policies, notices, and statements concerning data privacy, cybersecurity, or the Processing of Personal Information, including written information security policies.

“Company Securities” means all equity securities of the Company and securities convertible into equity securities of the Company, including, without limitation, Company Interests, Company Convertible Securities, Preferred Units and Company Warrants.

“Company Warrants” means all warrants to purchase any equity interests of the Company.

“Consent” means any consent, approval, waiver, authorization or Permit of, or notice to or declaration or filing with any Governmental Authority or any other Person.

“Contracts” means all contracts, agreements, binding arrangements, bonds, notes, indentures, mortgages, debt instruments, purchase order, licenses (and all other contracts, agreements or binding arrangements concerning Intellectual Property), franchises, leases and other instruments or obligations of any kind, written or oral (including any amendments and other modifications thereto).

“Control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise. “Controlled”, “Controlling” and “under common Control with” have correlative meanings. Without limiting the foregoing a Person (the “Controlled Person”) shall be deemed Controlled by (a) any other Person (i) owning beneficially, as meant in Rule 13d-3 under the Exchange Act, securities entitling such Person to cast ten percent (10%) or more of the votes for election of directors or equivalent governing authority of the Controlled Person or (ii) entitled to be allocated or receive ten percent (10%) or more of the profits, losses, or distributions of the Controlled Person; (b) an officer, director, general partner, partner (other than a limited partner), manager, or member (other than a member having no management authority that is not a Person described in clause (a) above) of the Controlled Person; or (c) a spouse, parent, lineal descendant, sibling, aunt, uncle, niece, nephew, mother-in-law, father-in-law, sister-in-law, or brother-in-law of an Affiliate of the Controlled Person or a trust for the benefit of an Affiliate of the Controlled Person or of which an Affiliate of the Controlled Person is a trustee.

“Copyrights” means any works of authorship, including but not limited to mask works, textual works, visual, pictorial, or graphical works, or compilations of data or other information and all copyrights therein, literary works, rights in Software, design rights, masked works, pictorial and graphic works, reversions and moral rights, including all renewals and extensions, copyright registrations and applications for registration and renewal, and non-registered copyrights.

“Delaware Conversion Documents” means the documents required to be filed with the Delaware Secretary of State to give effect to the Conversion pursuant to the DGCL.

“Environmental Law” means any Law in any way relating to (a) the protection of human health and safety, (b) the protection, preservation or restoration of the environment and natural resources (including air, water vapor, surface water, groundwater, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource), or (c) the exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of Hazardous Materials, including the Comprehensive Environmental Response, Compensation and Liability Act, 42 USC. Section 9601 et. seq., the Resource Conservation and Recovery Act, 42 USC. Section 6901 et. seq., the Toxic Substances Control Act, 15 USC. Section 2601 et. seq., the Federal Water Pollution Control Act, 33 USC. Section 1151 et seq., the Clean Air Act, 42 USC. Section 7401 et seq., the Federal Insecticide, Fungicide and Rodenticide Act, 7 USC. Section 111 et. seq., Occupational Safety and Health Act, 29 USC. Section 651 et. seq. (to the extent it relates to exposure to Hazardous Materials), the Asbestos Hazard Emergency Response Act, 15 USC. Section 2601 et. seq., the Safe Drinking Water Act, 42 USC. Section 300f et. seq., the Oil Pollution Act of 1990 and analogous state acts.

“Environmental Liabilities” means, in respect of any Person, all Liabilities, obligations, responsibilities, Remedial Actions, Losses, damages, costs, and expenses (including all reasonable fees, disbursements, and expenses of counsel, experts, and consultants and costs of investigation and feasibility studies), fines, penalties, sanctions, and interest incurred as a result of any claim or demand by any other Person or in response to any violation of Environmental Law, whether known or unknown, accrued or contingent, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute, to the extent based upon, related to, or arising under or pursuant to any Environmental Law, Environmental Permit, Order, or Contract with any Governmental Authority or other Person, that relates to any environmental, health or safety condition, violation of Environmental Law, or a Release or threatened Release of Hazardous Materials.

“ERISA” means the U.S. Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means each person (as defined in Section 3(9) of ERISA) which together with any Target Company or any of its Subsidiaries would be deemed to be a “single employer” within the meaning of Section 414(b), (c), (m) or (o) of the Code.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Expenses” shall mean all fees, costs and expenses, including all out-of-pocket expenses incurred by a Party or on its behalf in connection with or related to the authorization, preparation, negotiation, execution or performance of this Agreement or any Ancillary Document related hereto and all other matters related to the consummation of the transactions contemplated hereby and thereby, including (i) all such fees, costs and expenses with respect to counsel, accountants, investment bankers, financial advisors, financing sources, experts and consultants to a Party hereto or any of its Affiliates, exchange listings, SEC filings, compliance with the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and obtaining the D&O Tail Insurance, (ii) any change in control bonus, transaction bonus, retention bonus, termination or severance payment or payment relating to terminated options, warrants or other equity appreciation, phantom equity, profit participation or similar rights, in any case, to be made to any current or former employee, independent contractor, director or officer of any Target Company at or after the Closing pursuant to any agreement to which any Target Company is a party prior to the Closing which become payable (including if subject to continued employment) as a result of the execution of this Agreement or the consummation of the transactions contemplated hereby, including all employment, payroll, and other applicable Taxes on such payments and (iii) any sales, use, real property transfer, stamp, stock transfer or other similar transfer Taxes imposed on SPAC or any Target Company in connection with the Merger or the other transactions contemplated by this Agreement. Notwithstanding anything to the contrary in the foregoing, with respect to SPAC, “Expenses” shall also include (i) any and all deferred expenses (including fees or commissions payable to the IPO Underwriter and any legal fees) of the IPO upon consummation of a Business Combination and any costs and expenses necessary for an Extension (such expenses, “Extension Expenses”) as well as (ii) any fees, costs and expenses incurred or subject to reimbursement by SPAC or its Subsidiaries, whether accrued for or not, since the formation of SPAC.

“Foreign Pension Plan” means any plan, fund (including, without limitation, any superannuation fund) or other similar program (other than social security or social insurance) established or maintained outside of the United States by any Target Company or any one or more of its Affiliates primarily for the benefit of employees of a Target Company or one or more of its Affiliates residing outside the United States, which plan, fund or other program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which is not subject to ERISA or the Code.

“Fraud Claim” means any claim based in whole or in part upon fraud.

“GAAP” means generally accepted accounting principles as in effect in the United States of America.

“Governmental Authority” means any federal, state, local, foreign or other governmental, quasi-governmental or administrative body, instrumentality, department or agency or any court, tribunal, administrative hearing body, arbitration panel, commission, or other similar dispute-resolving panel or body.

“Hazardous Material” means any waste, gas, liquid or other substance or material that is defined, listed or designated as a “hazardous substance”, “pollutant”, “contaminant”, “hazardous waste”, “regulated substance”, “hazardous chemical”, or “toxic chemical” (or by any similar term) under any Environmental Law, or any other material regulated, or that could result in the imposition of Liability or responsibility, under any Environmental Law, including petroleum and its by-products, asbestos, polychlorinated biphenyls, radon, mold, and urea formaldehyde insulation.

“High Vote Sellers” means Jeffrey Kwatinetz and O’Shea Jackson Sr. (or any of their Affiliates) and BigFourH Holdings LLC, in each case, insofar as such Person is a Seller as of immediately prior to the Company Merger Effective Time.

“Indebtedness” of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money (including the outstanding principal and accrued but unpaid interest), (b) all obligations for the deferred purchase price of property or services (other than trade payables incurred in the ordinary course of business), (c) any other indebtedness of such Person that is evidenced by a note, bond, debenture, credit agreement or similar instrument, (d) all obligations of such Person under leases that should be classified as capital leases in accordance with GAAP, (e) all obligations of such Person for the reimbursement of any obligor on any line or letter of credit, banker’s acceptance, guarantee or similar credit transaction, in each case, that has been drawn or claimed against, (f) all obligations of such Person in respect of acceptances issued or created, (g) all interest rate and currency swaps, caps, collars and similar agreements or hedging devices under which payments are obligated to be made by such Person, whether periodically or upon the happening of a contingency, (h) all obligations secured by a Lien on any property of such Person, (i) any premiums, prepayment fees or other penalties, fees, costs or expenses associated with payment of any Indebtedness of such Person and (j) all obligations described in clauses (a) through (i) above of any other Person which is directly or indirectly guaranteed by such Person or which such Person has agreed (contingently or otherwise) to purchase or otherwise acquire or in respect of which it has otherwise assured a creditor against loss.

“Intellectual Property” means any and all intellectual property and all rights, title, and interest therein and thereto in any jurisdiction throughout the world, including: (a) Patents, (b) Trademarks, (c) Copyrights, (d) Trade Secrets, (e) Internet Assets, (f) Software, (g) other intellectual property, and (h) all legal rights in, to, or arising from any of the foregoing including all licenses, sublicenses and other agreements or permissions related to the preceding property.

“Internet Assets” means any and all domain name registrations, social media accounts, web sites and web addresses and related rights, items and documentation related thereto, and applications for registration therefor.

“IPO” means the initial public offering of SPAC Public Units (and any successor equity thereto) pursuant to the IPO Prospectus.

“IPO Prospectus” means the final prospectus of SPAC, dated as of June 25, 2024, and filed with the SEC on June 27, 2024 (File No. 333-279889).

“IPO Underwriter” means Cantor Fitzgerald & Co.

“IRS” means the U.S. Internal Revenue Service (or any successor Governmental Authority).

“Knowledge” means, with respect to (i) the Company, the actual knowledge of the executive officers of any Target Company, after reasonable inquiry consistent with their respective job duties and functions or (ii) any other Party, (A) if an entity, the actual knowledge of its executive officers, after reasonable inquiry consistent with their respective job duties and functions, or (B) if a natural person, the actual knowledge of such Party after reasonable inquiry consistent with their respective job duties and functions.

“Law” means any federal, state, local, municipal, foreign or other law, statute, legislation, principle of common law, ordinance, code, edict, decree, proclamation, treaty, convention, rule, regulation, directive, requirement, writ, injunction, settlement, Order or Consent that is or has been issued, enacted, adopted, passed, approved, promulgated, made, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

“Liabilities” means any and all liabilities, Indebtedness, Actions or obligations of any nature (whether absolute, accrued, contingent or otherwise, whether known or unknown, whether direct or indirect, whether matured or unmatured, whether due or to become due and whether or not required to be recorded or reflected on a balance sheet under GAAP or other applicable accounting standards), including Tax liabilities due or to become due.

“Lien” means any mortgage, pledge, security interest, attachment, right of first refusal, option, proxy, voting trust, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof), restriction (whether on voting, sale, transfer, disposition or otherwise), license, any subordination arrangement in favor of another Person, or any filing or agreement to file a financing statement as debtor under the Uniform Commercial Code or any similar Law.

“Loss” means any and all losses, obligations, penalties, amounts paid in settlement, damages (including consequential damages), costs and expenses (including reasonable expenses of investigation, court costs and attorneys’ fees and expenses), diminution in value, Taxes, Liens and interest, in each case arising out of or related to any Action, Order or other Liability.

“Material Adverse Effect” means, with respect to any specified Person, any fact, event, occurrence, change or effect that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect upon (a) the business, assets, Liabilities, results of operations, prospects or condition (financial or otherwise) of such Person and its Subsidiaries, taken as a whole, or (b) the ability of such Person or any of its Subsidiaries on a timely basis to consummate the transactions contemplated by this Agreement or the Ancillary Documents to which it is a party or bound or to perform its obligations hereunder or thereunder; provided, however, that for purposes of clause (a) above, any changes or effects directly or indirectly attributable to, resulting from, relating to or arising out of the following (by themselves or when aggregated with any other, changes or effects) shall not be deemed to be, constitute, or be taken into account when determining whether there has or may, would or could have occurred a Material Adverse Effect: (i) general changes in the financial or securities markets or general economic or political conditions in the country or region in which such Person or any of its Subsidiaries do business; (ii) changes, conditions or effects that generally affect the industries in which such Person or any of its Subsidiaries principally operate; (iii) changes in GAAP or other applicable accounting principles or mandatory changes in the regulatory accounting requirements applicable to any industry in which such Person and its Subsidiaries principally operate; (iv) conditions caused by acts of God, terrorism, war (whether or not declared), earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires, weather conditions, natural or man-made disasters, emergencies, calamities, epidemics, pandemics, disease outbreaks, other acts of God or other force majeure events in the United States or other political conditions or natural disasters; (v) any failure in and of itself by such Person and its Subsidiaries to meet any internal or published budgets, projections, forecasts or predictions of financial performance for any period (provided that the underlying cause of any such failure may be considered in determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur to the extent not excluded by another exception herein) and (vi), with respect to SPAC, the consummation and effects of the Redemption (or any redemption in connection with the Extension); provided further, however, that any event, occurrence, fact, condition, or change referred to in clauses (i) - (iv) immediately above shall be taken into account in determining whether a Material Adverse Effect has occurred or could reasonably be expected to occur to the extent that such event, occurrence, fact, condition, or change has a disproportionate effect on such Person or any of its Subsidiaries compared to other participants in the industries in which such Person or any of its Subsidiaries primarily conducts its businesses.

“Notes” means the convertible promissory notes issued or assumed by any Target Company, including the convertible promissory notes issued in 2019, 2021, 2022 and 2023 having an aggregate principal amount of approximately $24,139,000 as of December 31, 2025.

“NYSE American” means the NYSE American LLC.

“Order” means any order, decree, ruling, judgment, injunction, writ, determination, binding decision, verdict, judicial award or other action that is or has been made, entered, rendered, or otherwise put into effect by or under the authority of any Governmental Authority.

“Organizational Documents” means, with respect to any Person that is an entity, its certificate of incorporation or formation, bylaws, operating agreement, memorandum and articles of association or similar organizational documents, in each case, as amended.

“Patents” means any patents, patent applications and the inventions, designs and improvements described and claimed therein, patentable inventions, and other patent rights (including any divisionals, provisionals, continuations, continuations-in-part, substitutions, reexamined patents or reissues thereof, whether or not patents are issued on any such applications and whether or not any such applications are amended, modified, divided, continued, abandoned, withdrawn, or refiled).

“Per Share Price” means $10.83.

“Percentage Merger Consideration” means a number of shares of Pubco Common Stock equal to (a) the aggregate number of shares of Pubco Common Stock in the Merger Consideration, multiplied by (b) the percentage set forth opposite such Seller’s name on Schedule 1.9.

“Permits” means all federal, state, local or foreign or other third-party permits, grants, easements, filings, accreditations, consents, approvals, authorizations, exemptions, licenses, franchises, concessions, ratifications, permissions, clearances, confirmations, endorsements, waivers, certifications, designations, ratings, registrations, qualifications or orders of any Governmental Authority or any other Person.

“Permitted Liens” means (a) Liens for Taxes or assessments and similar governmental charges or levies, which either are (i) not delinquent or (ii) being contested in good faith and by appropriate proceedings, and adequate reserves have been established with respect thereto, (b) other Liens imposed by operation of Law arising in the ordinary course of business for amounts which are not due and payable and as would not in the aggregate materially adversely affect the value of, or materially adversely interfere with the use of, the property subject thereto, (c) Liens incurred or deposits made in the ordinary course of business in connection with social security, (d) Liens on goods in transit incurred pursuant to documentary letters of credit or operational expenses, in each case arising in the ordinary course of business, or (e) Liens arising under this Agreement or any Ancillary Document.

“Person” means an individual, corporation, partnership (including a general partnership, limited partnership or limited liability partnership), limited liability company, exempted company, association, trust or other entity or organization, including a government, domestic or foreign, or political subdivision thereof, or an agency or instrumentality thereof.

“Personal Information” means any information that either directly or indirectly identifies or, alone or in combination with any other information, could reasonably be used to identify, locate, or contact a natural Person, or that relates or links to, or is reasonably linkable to an identified or identifiable individual, including name, street address, telephone number, email address, identification number issued by a Governmental Authority, credit card number, bank information, customer or account number, online identifier, device identifier, IP address, browsing history, search history, or other website, application, or online activity or usage data, location data, biometric data, medical or health information, or any other information that is considered “personally identifiable information,” “personal information,” or “personal data” under applicable Law, and all data associated with any of the foregoing that are or could reasonably be used to develop a profile or record of the activities of a natural Person across multiple websites or online services, to predict or infer the preferences, interests, or other characteristics of a natural Person, or to target advertisements or other content or products or services to a natural Person.

“Personal Property” means any machinery, equipment, tools, vehicles, furniture, leasehold improvements, office equipment, plant, parts and other tangible personal property.

“PPP Loan” means the Paycheck Protection Program loan to Big3 Basketball LLC under the SBA 7(a) program, being that certain Note, issued to Big3 Basketball LLC, regarding SBA Loan #66533972-07, dated as of April 30, 2020, as amended by that certain Amended and Restated Note, dated March 1, 2022, regarding SBA Loan #66533972-07.

“Preferred Units” means, collectively, the preferred membership interests and preferred units of the Company.

“Privacy Laws” means all applicable Laws, Orders, and binding guidance issued by any Governmental Authority concerning data privacy, cybersecurity, or Processing of Personal Information (including Laws of jurisdictions where Personal Information was collected), including, as applicable, data breach notification Laws, consumer protection Laws, Laws concerning requirements for website and mobile application privacy policies and practices, Social Security number protection Laws, data and cyber security Laws, and Laws concerning email, text message, behavioral advertising, marketing or telephone communications, Laws concerning personal data transfers, or artificial intelligence Laws and binding guidance. Without limiting the foregoing, Privacy Laws include: the Federal Trade Commission Act, the Telephone Consumer Protection Act, the Telemarketing and Consumer Fraud and Abuse Prevention Act, the Controlling the Assault of Non-Solicited Pornography and Marketing Act of 2003, the Children’s Online Privacy Protection Act, U.S. state-level comprehensive privacy laws (such as the California Consumer Privacy Act of 2018, and all other applicable state privacy laws), biometric privacy laws (such as the Illinois Biometric Information Privacy Act), the Computer Fraud and Abuse Act, the Electronic Communications Privacy Act, the Fair Credit Reporting Act, the Fair and Accurate Credit Transaction Act, the Health Insurance Portability and Accountability Act of 1996, as amended and supplemented by the Health Information Technology for Economic and Clinical Health Act of the American Recovery and Reinvestment Act of 2009, the Gramm-Leach-Bliley Act, the Family Educational Rights and Privacy Act, the GDPR, and all other similar international, federal, state, provincial, and local Laws.

“Processing” means any operation performed on Personal Information or that relevant Privacy Laws include in the definition of processing, processes, or process, including the collection, creation, receipt, access, use, handling, recording, compilation, analysis, organizing, monitoring, maintenance, retention, storage, holding, transmission, transfer, protection, disclosure, amendment, distribution, erasure, destruction, or disposal of Personal Information.

“Pubco Class A Common Stock” means the shares of Pubco Class A Common Stock, par value $0.0001 per share, entitling the holders thereof to one (1) vote per share on all matters on which the holders of Pubco Common Stock are entitled to vote.

“Pubco Class B Common Stock” means the shares of Pubco Class B Common Stock, par value $0.0001 per share, which shall (i) have ten (10) votes per share for so long as the High Vote Seller holding such share owns a percentage of Pubco Common Stock to be specified in the Amended Pubco Charter, (ii) not be transferrable except for certain permitted transfers as set forth in the Amended Pubco Charter and (iii) have such other obligations and other terms as set forth in the Amended Pubco Charter.

“Pubco Common Stock” means Pubco Class A Common Stock and Pubco Class B Common Stock, along with any equity securities paid as dividends or distributions after the Closing with respect to such shares or into which such shares are exchanged or converted after the Closing.

“Pubco Private Warrants” means one whole warrant entitling the holder thereof to purchase one (1) share of Pubco Class A Common Stock at a price of $11.50 per share, which will continue to have, and be subject to, the same terms as the SPAC Private Warrants (other than the fact that it will be exercisable for one share of Pubco Class A Common Stock in lieu of one SPAC Class A Ordinary Share) and shall be governed by the Warrant Agreement, as assigned to and assumed by Pubco pursuant to the Warrant Assumption Agreement.

“Pubco Public Warrants” means one whole warrant entitling the holder thereof to purchase one (1) share of Pubco Class A Common Stock at a price of $11.50 per share, which will continue to have, and be subject to, the same terms as the SPAC Public Warrants (other than the fact that it will be exercisable for one share of Pubco Class A Common Stock in lieu of one SPAC Class A Ordinary Share) and shall be governed by the Warrant Agreement, as assigned to and assumed by Pubco pursuant to the Warrant Assumption Agreement.

“Pubco Securities” means the Pubco Common Stock and the Pubco Warrants, collectively.

“Pubco Warrants” means Pubco Private Warrants and Pubco Public Warrants, collectively.

“Release” means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, or leaching into the indoor or outdoor environment, or into or out of any property.

“Remedial Action” means all actions to (i) clean up, remove, treat, or in any other way address any Hazardous Material, (ii) prevent the Release of any Hazardous Material so it does not endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, (iii) perform pre-remedial studies and investigations or post-remedial monitoring and care, or (iv) correct a condition of noncompliance with Environmental Laws.

“Representatives” means, as to any Person, such Person’s Affiliates and the respective managers, directors, officers, employees, independent contractors, consultants, advisors (including financial advisors, counsel and accountants), agents and other legal representatives of such Person or its Affiliates.

“Requisite Holders” has the meaning assigned to such term in the Notes.

“Sale” means (a) any transaction or series of related transactions (whether by merger, consolidation, tender offer, exchange offer, stock transfer or otherwise) that (A) results in any Person acquiring beneficial ownership, directly or indirectly, of equity securities of Pubco that represent more than 50% of (i) the issued and outstanding Pubco Common Stock or the equity interests of the Company Surviving Subsidiary or (B) in which holders of equity securities of Pubco own less than 50% of the surviving entities’ (or direct or indirect parent of surviving entities’) equity securities immediately after the transaction, or (ii) the combined voting power of the then-outstanding voting equity securities of Pubco, or (b) any sale, transfer or other disposition to a Person of all or substantially all of the assets (by book value), of Pubco and its Subsidiaries on a consolidated basis based on the most recent annual audited financial statements of Pubco (other than licensing, partnering or similar transactions in the ordinary course of business).

“Sale Price” means the price per share of Pubco Common Stock paid or payable to the holders of outstanding Pubco Common Stock in a Sale, inclusive of the net present value of any contingent deferred purchase price or earnouts; provided that, if and to the extent such price is payable in whole or in part in the form of consideration other than cash, the price for such non-cash consideration shall be with respect to any securities, (i) pursuant to the methodology of valuation of securities in the definitive agreement for the Sale, (ii) if such methodology is not available, the volume weighted average of the closing prices of the sales of such securities on all securities exchanges on which such securities are then listed over a period of at least 20 days (which days need not be consecutive) out of 30 consecutive trading days ending on the trading day immediately prior to the date of determination, or (iii) in the absence of (i) and if the information contemplated by the preceding clause (ii) is not practically available, then the fair value of such securities as of the date of valuation as determined by an independent, nationally recognized investment banking firm selected by the board of directors of Pubco, on the basis of an orderly sale to a willing, unaffiliated buyer in an arm’s-length transaction, taking into account all factors determinative of value as the investment banking firm determines relevant (and giving effect to any transfer Taxes payable in connection with such sale).

“SEC” means the U.S. Securities and Exchange Commission (or any successor Governmental Authority).

“Securities Act” means the Securities Act of 1933, as amended.

“Sellers” means, collectively, holders of Company Securities.

“Series A Preferred Units” means, collectively, the Series A-1 Preferred Units and the Series A-2 Preferred Units.

“Series A-1 Preferred Units” means the issued and outstanding Series A-1 Preferred Units of the Company pursuant to the Company Operating Agreement.

“Series A-2 Preferred Units” means the issued and outstanding Series A-2 Preferred Units of the Company pursuant to the Company Operating Agreement.

“Series B Preferred Units” means the issued and outstanding Series B Preferred Units of the Company pursuant to the Company Operating Agreement.

“Software” means any computer software, applications, and programs, including all source code, object code, and documentation related thereto and all software algorithms (including artificial intelligence or machine learning technologies), models, modules, libraries, repositories, tools and data, data collections, and databases.

“SOX” means the U.S. Sarbanes-Oxley Act of 2002, as amended.

“SPAC Class A Ordinary Shares” means the Class A ordinary shares, par value $0.0001 per share, of SPAC prior to consummation of the Conversion.

“SPAC Class B Ordinary Shares” means the Class B ordinary shares, par value $0.0001 per share, of SPAC prior to consummation of the Conversion.

“SPAC Common Stock” means the shares of common stock, par value $0.0001 per share, of SPAC following the consummation of the Conversion.

“SPAC Confidential Information” means all confidential or proprietary documents and information concerning SPAC or any of its Representatives; provided, however, that SPAC Confidential Information shall not include any information which, (i) at the time of disclosure by a Company Party or any of its Representatives, is generally available publicly and was not disclosed in breach of this Agreement or (ii) at the time of the disclosure by SPAC or its Representatives to a Company Party or any of its Representatives, was previously known by such receiving party without violation of Law or any confidentiality obligation by the Person receiving such SPAC Confidential Information. For the avoidance of doubt, from and after the Closing, SPAC Confidential Information will include the confidential or proprietary information of the Target Companies.

“SPAC Fundamental Representations” means the representations and warranties specified in Section 3.1 (Organization and Standing), Section 3.2 (Authorization; Binding Agreement); Section 3.4 (Non-Contravention); Section 3.5(a) (other than the first sentence of Section 3.5(a)) (Capitalization); Section 3.5(c) (Capitalization); and Section 3.16 (Finders and Brokers).

“SPAC Ordinary Shares” means SPAC Class A Ordinary Shares and SPAC Class B Ordinary Shares, collectively.

“SPAC Organizational Documents” means, the Amended and Restated Memorandum and Articles of Association of SPAC, as in force and effective under the Act.

“SPAC Preference Shares” means preference shares, par value $0.0001 per share, of SPAC prior to the Conversion.

“SPAC Private Warrants” means the warrants that were issued to the Sponsor and the IPO Underwriter in a private placement that closed simultaneously with the IPO, with each whole warrant entitling the holder thereof to purchase one (1) SPAC Class A Ordinary Share at a purchase price of $11.50 per share.

“SPAC Public Units” means the units issued in the IPO consisting of one SPAC Class A Ordinary Share and one-half (1/2) of one SPAC Public Warrant.

“SPAC Public Warrants” means the warrants that were included as part of each SPAC Public Unit, each whole SPAC Public Warrant entitling the holder thereof to purchase one (1) SPAC Class A Ordinary Share at a purchase price of $11.50 per share.

“SPAC Securities” means SPAC Public Units, SPAC Ordinary Shares, SPAC Preference Shares and SPAC Warrants, collectively.

“SPAC Warrants” means SPAC Private Warrants and SPAC Public Warrants, collectively.

“Sponsor” means Graf Global Sponsor LLC, a Delaware limited liability company.

“Stock Exchange” means the Nasdaq Stock Market, New York Stock Exchange, NYSE American or another national securities exchange as mutually determined by SPAC and the Company prior to the Closing.

“Subsidiary” means, with respect to any Person, any corporation, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons will be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons will be allocated a majority of partnership, association or other business entity gains or losses or will be or control the managing director, managing member, general partner or other managing Person of such partnership, association or other business entity. A Subsidiary of a Person will also include any variable interest entity which is consolidated with such Person under applicable accounting rules. Notwithstanding anything to the contrary herein, BIG3 Basketball, LLC and its Subsidiaries will be deemed to be Subsidiaries of the Company for all purposes hereof.

“Target Company” means each of the Company and its direct and indirect Subsidiaries.

“Target Company Fundamental Representations” means the representations and warranties specified in Section 5.1 (Organization and Standing), Section 5.2 (Authorization; Binding Agreement); Section 5.3(a) (other than the first sentence of Section 5.3(a)) (Capitalization); Section 5.3(b)(Capitalization); Section 5.4 (Subsidiaries); Section 5.6 (Non-Contravention); and Section 5.28 (Finders and Brokers).

“Tax Return” means any return, declaration, report, claim for refund, information return or other documents (including any related or supporting schedules, statements or information) filed or required to be filed in connection with the determination, assessment or collection of any Taxes or the administration of any Laws or administrative requirements relating to any Taxes.

“Taxes” means (a) all direct or indirect federal, state, local, foreign and other net income, gross income, gross receipts, sales, use, value-added, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, tax collected at source, equalization levy, payroll, employment, social security and related contributions due in relation to the payment of compensation to employees, excise, severance, stamp, occupation, premium, property, windfall profits, alternative minimum, estimated, customs, duties or other taxes, fees, assessments or charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts with respect thereto, (b) any Liability for payment of amounts described in clause (a) whether as a result of being a member of an affiliated, consolidated, combined or unitary group for any period or otherwise through operation of law and (c) any Liability for the payment of amounts described in clauses (a) or (b) as a result of any tax sharing, tax group, tax indemnity or tax allocation agreement with, or any other express or implied agreement to indemnify, any other Person.

“Trade Secrets” means any trade secrets, confidential business information, concepts, ideas, designs, research or development information, processes, procedures, techniques, technical information, specifications, operating and maintenance manuals, engineering drawings, methods, know-how, data, mask works, discoveries, inventions, modifications, extensions, improvements, and other proprietary rights (whether or not patentable or subject to copyright, trademark, or trade secret protection).

“Trademarks” means any trademarks, service marks, trade dress, trade names, brand names, internet domain names, slogans, designs, logos, certification marks, corporate names, or other indicia of source or origin, in each case, whether registered or unregistered, and all registrations and applications for registration and renewal thereof together with all goodwill associated therewith or symbolized thereby.

“Transactions” means the transactions contemplated hereby.

“Transaction Financing” means a capital raising transaction in connection with the Transactions structured as one or a combination of common equity, preferred equity, convertible equity or debt, non-redemption or backstop arrangements with respect to the Trust Account, in each case, whether such investment is into SPAC, the Company or Pubco.

“Trust Account” means the trust account established by SPAC with the net proceeds from the IPO and related private placement pursuant to the Trust Agreement in accordance with the IPO Prospectus.

“Trust Agreement” means that certain Investment Management Trust Agreement, dated as of June 25, 2024, as it may be amended, by and between SPAC and the Trustee, as well as any other agreements entered into related to or governing the Trust Account.

“Trustee” means Continental Stock Transfer & Trust Company, in its capacity as trustee under the Trust Agreement.

“Unaudited Financial Statements” means the unaudited consolidated financial statements of the Target Companies, consisting of the consolidated balance sheets of the Target Companies and the related consolidated statements of operations, changes in members’ equity, and cash flows for the years ended December 31, 2024 and December 31, 2025.

“Underwriting Agreement” means that certain Underwriting Agreement, by and between SPAC and Cantor Fitzgerald & Co.

“Warrant Agreement” means that certain Warrant Agreement, dated as of June 25, 2024, by and between SPAC and Continental Stock Transfer & Trust Company, a New York corporation.

11.2        Section References. The following capitalized terms, as used in this Agreement, have the respective meanings given to them in the Section as set forth below adjacent to such terms:

Term	Section
Acquisition Proposal	6.6(a)
Act	Recitals C
Advisory Organizational Documents Proposals	6.12(a)
Agreement	Preamble
Alternative Transaction	6.6(a)
Amended Pubco Bylaws	7.3(h)
Amended Pubco Charter	7.1(g)
Antitrust Laws	6.9(b)
Audit Delivery Date	6.4(a)
Audited Financials	6.4(a)
BBA Audit Regime	§6.10
Bridge Financing	6.2(b)
Business Combination	9.1
Cayman Registrar	1.2(a)
Change in Recommendation	6.6(b)

Term	Section
Change in Recommendation Notice	6.6(d)
Class B Share Conversion	Recitals G
Closing	2.1
Closing Date	2.1
Closing Filing	6.14(b)
Closing Press Release	6.14(b)
Company	Preamble
Company Benefit Plan	5.19(a)
Company Certificate of Merger	1.5(b)
Company D&O Tail Insurance	6.18(c)
Company Directors	6.17(a)
Company Disclosure Schedules	Article V
Company Financials	6.4(a)
Company IP	5.13(d)
Company IP Licenses	5.13(a)
Company Material Contracts	5.12(a)
Company Merger	Recitals B
Company Merger Effective Time	1.5(b)
Company Merger Sub	Preamble
Company Parties	Preamble
Company Permits	5.10
Company Personal Property Leases	5.16
Company Real Property Leases	5.15
Company Registered IP	5.13(a)
Company Surviving Subsidiary	1.4
Conversion	1.2(a)
Conversion Organizational Documents	1.2(a)
D&O Indemnified Persons	6.18(a)
D&O Tail Insurance	6.18(b)
DGCL	Recitals C
DLLCA	1.4
Earnout Participants	1.10
Earnout Period	1.10
Earnout Price	1.10
Earnout Shares	1.10
Effective Time	1.5(b)
EGS	10.13
Employment Agreements	Recitals M
Enforceability Exceptions	3.2
Environmental Permits	5.20(a)
Estimated Statement of Cash Position	§6.24
Extension	6.3(a)
Federal Securities Laws	6.7
Financing Agreements	6.20
FIRPTA Certificate	7.2
Funding Agreement	7.3(f)(ix)
Intended Tax Treatment	1.14
Interim Financial Information	6.4(c)
Interim Period	6.1(a)
Intervening Event	6.6(a)(iii)
Investment Company Act	3.15
Investors	6.20
Lock-Up Agreement	Recitals H
Merger Consideration	1.9
Merger Subs	Preamble
Mergers	Recitals B

Term	Section
OFAC	3.17(c)
Off-the-Shelf Software	5.13(a)
Outbound IP License	5.13(a)
Outside Date	8.1(b)
Partnership Entity	6.10
Party(ies)	Preamble
Post-Closing Equity Plan	6.22
Post-Closing Pubco Board	6.17(a)
Pre-Closing BBA Adjustment	6.10
Privacy Agreements	5.26(a)
Proxy Statement	6.12(a)
Pubco	Preamble
Pubco Financials	6.4(b)
Public Certifications	3.6(a)
Public Shareholders	9.1
Push-Out Election	6.10
Redemption	6.12(a)
Registration Rights Agreement	Recitals I
Registration Statement	6.12(a)
Related Person	5.21
Released Claims	9.1
Required SPAC Shareholder Approval	7.1(a)
Sanctions	5.25
SEC Approval Date	6.12(d)
SEC Reports	3.6(a)
Section 1446(f) Certifications	7.2
Section 409A Plan	5.19(j)
Security Incident	5.26(c)
Seller Written Consent	Recitals L
Signing Filing	6.14(b)
Signing Press Release	6.14(b)
SPAC	Preamble
SPAC Board	6.6(d)
SPAC Board Recommendation	Recitals D
SPAC Certificate of Merger	1.5(b)
SPAC D&O Tail Insurance	6.18(b)
SPAC Director	6.17(a)
SPAC Disclosure Schedules	Article III
SPAC Extraordinary General Meeting	6.12(a)
SPAC Financials	3.6(d)
SPAC Material Contract	3.13(a)
SPAC Merger	Recitals B
SPAC Merger Effective Time	1.5(b)
SPAC Merger Sub	Preamble
SPAC Shareholder Approval Matters	6.12(a)
SPAC Surviving Subsidiary	1.3
Specified Courts	10.4
Sponsor Forfeited Shares	Recitals G
Sponsor Indemnification Agreement	Recitals K
Sponsor Support Agreement	Recitals G
Surviving Subsidiaries	1.4
Tax Sharing Agreements	6.10
Top Customers	5.24
Top Suppliers	5.24
Unit Separation	1.1
W&C	10.13
Warrant Assumption Agreement	Recitals J

{REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS}

IN WITNESS WHEREOF, each Party hereto has caused this Business Combination Agreement to be signed and delivered as of the date first written above.

SPAC:

GRAF GLOBAL CORP.

By:	/s/ James A. Graf
Name: James A. Graf
Title: Chief Executive Officer & Director

Pubco:

HALFCOURT HOLDCO, INC.

By:	/s/ Jeffrey Kwatinetz
Name: Jeffrey Kwatinetz
Title: Chief Executive Officer

SPAC Merger Sub:

HALFCOURT MERGER SUB INC.

By:	/s/ Jeffrey Kwatinetz
Name: Jeffrey Kwatinetz
Title: President and Secretary

Company Merger Sub:

HALFCOURT MERGER SUB LLC

By:	/s/ Jeffrey Kwatinetz
Name: Jeffrey Kwatinetz
Title: President and Secretary

The Company:

BIG3 HOLDCO LLC

By:	/s/ Jeffrey Kwatinetz
Name: Jeffrey Kwatinetz
Title: Chairman

Exhibit A

Form of Sponsor Support Agreement

[See Exhibit 10.1 to the Current Report on Form 8-K filed by Graf Global Corp. on June 12, 2026]

Exhibit B

Form of Lock-Up Agreement

[See Exhibit 10.2 to the Current Report on Form 8-K filed by Graf Global Corp. on June 12, 2026]

Exhibit C

Form of Registration Rights Agreement

[See Exhibit 10.3 to the Current Report on Form 8-K filed by Graf Global Corp. on June 12, 2026]

Exhibit D

Form of Warrant Assumption Agreement

[See Exhibit 10.4 to the Current Report on Form 8-K filed by Graf Global Corp. on June 12, 2026]

Exhibit E

Form of Sponsor Indemnification Agreement

[See Exhibit 10.5 to the Current Report on Form 8-K filed by Graf Global Corp. on June 12, 2026]

Exhibit F

Form of Seller Written Consent

BIG 3 HOLDCO LLC

ACTION BY WRITTEN CONSENT
OF CERTAIN EQUITYHOLDERS

June [●], 2026

The undersigned (collectively, the "Consenting Sellers"), constituting (i) Jeff Kwatinetz, (ii) O'Shea Jackson, Sr., (iii) holders of securities of BIG3 HoldCo LLC, a Delaware limited liability company (the "Company"), representing at least the Class A Majority Interest (as defined in the Amended and Restated Limited Liability Company Agreement of the Company, dated as of September 19, 2024 (as amended, the "LLCA")), (iv) holders of securities of the Company representing at least the Preferred Majority Interest (as defined in the LLCA), (v) holders of securities of the Company representing at least the Series B Preferred Majority Interest (as defined in the LLCA) and (vi) holders of a majority of the Units (as defined in the LLCA), hereby take the following actions and adopt the following resolutions pursuant to the Delaware Limited Liability Company Act (the "Act") and the LLCA, in each case in lieu of a special or other meeting, effective as of the date first set forth above:

Approval of the Business Combination Agreement and Other Transaction Agreements

WHEREAS, it is proposed that the Company, Graf Global Corp., a Delaware corporation ("SPAC"), Halfcourt Merger Sub Inc., a Delaware corporation ("SPAC Merger Sub"), Halfcourt Merger Sub LLC, a Delaware limited liability company ("Company Merger Sub") and Halfcourt Holdco, Inc., a Delaware corporation (“Pubco”), enter into that certain Business Combination Agreement (as may be amended, restated, supplemented or otherwise modified from time to time, the "Business Combination Agreement"), in substantially the form attached hereto as Exhibit A;

WHEREAS, capitalized terms used but not defined in this Action by Written Consent shall have the meanings ascribed to such terms in the Business Combination Agreement;

WHEREAS, pursuant to and upon the terms and subject to the conditions set forth in the Business Combination Agreement, among other things, Company Merger Sub will merge with and into the Company (the "Company Merger"), with the Company being the surviving limited liability company of the Company Merger;

WHEREAS, pursuant to the Business Combination Agreement, among other things, in connection with the Company Merger, at the Company Merger Effective Time, the Company Interests issued and outstanding as of immediately prior to the Company Merger Effective Time shall be cancelled and cease to exist in exchange for the right to receive the Merger Consideration as described in the Business Combination Agreement;

WHEREAS, pursuant to Section 6.2(a) of the LLCA, neither the board of managers of the Company (the “Board”) nor the Company shall take any action or incur any obligation which would be or result in a "Series B Preferred Major Decision" (as defined in the LLCA) without the prior written consent of the Series B Preferred Majority Interest, so long as at least twenty-five percent (25%) of the Series B Preferred Units (as defined in the LLCA) are outstanding (subject to appropriate adjustment in the event of any Unit dividend, split, combination or other similar recapitalization with respect to such Units);

WHEREAS, pursuant to Section 6.2(b) of the LLCA, neither the Board nor the Company shall take any action or incur any obligation which would be or result in a "Preferred Major Decision" (as defined in the LLCA) without the prior written consent of the Preferred Majority Interest, so long as at least twenty-five percent (25%) of the Preferred Units (as defined in the LLCA) are outstanding (subject to appropriate adjustment in the event of any Unit dividend, split, combination or other similar recapitalization with respect to such Units);

WHEREAS, pursuant to Section 6.2(c) of the LLCA, neither the Board nor the Company shall take any action or incur any obligation which would be or result in a "Founder Major Decision" (as defined in the LLCA) without the prior written consent of Jeff Kwatinetz (so long as Jeff Kwatinetz, individually or through BEK, LLC, his spouse or his children continue to own in the aggregate at least 1,140,625 Class A Units (as defined in the LLCA)) and O'Shea Jackson, Sr. (so long as O'Shea Jackson, Sr., his spouse, or his children continue to own at least 1,140,625 Class A Units);

WHEREAS, pursuant to Section 6.2(d) of the LLCA, neither the Board nor the Company shall take any action or incur any obligation which would be or result in a "Class A Major Decision" (as defined in the LLCA) without the consent of a Class A Majority Interest;

WHEREAS, the Business Combination Agreement and the transactions contemplated thereby constitute a Series B Preferred Major Decision, a Preferred Major Decision, a Class A Major Decision and a Founder Major Decision;

WHEREAS, each of the undersigned has reviewed and discussed the terms of the Business Combination Agreement, including all exhibits, schedules and ancillary documents attached thereto, and the transactions contemplated thereby, and has considered such other factors deemed to be relevant; and

WHEREAS, simultaneously with this Action by Written Consent, the Board (i) has determined that the Business Combination Agreement, the Company Merger, and the other transactions contemplated by the Business Combination Agreement are advisable, fair to, and in the best interests of the Company and its members, (ii) has approved the Business Combination Agreement, the Company Merger, and the other transactions contemplated by the Business Combination Agreement, and (iii) has recommended the approval and adoption of the Business Combination Agreement, the Company Merger, and the other transactions contemplated by the Business Combination Agreement by the members of the Company.

NOW, THEREFORE, BE IT:

RESOLVED, that the Business Combination Agreement, including all exhibits, schedules, and ancillary documents attached thereto (collectively with the Business Combination Agreement, the “Transaction Agreements”), and the transactions contemplated by the Transaction Agreements (the “Transactions”), be, and hereby are, consented to, approved and adopted by the Consenting Sellers (including but not limited to in their respective capacities as holders of Class A Units, Preferred Units and/or Series B Preferred Units, as applicable) in all respects; provided that any amendment, restatement, supplement or other modification to the Transaction Agreement that adversely affects John Angelos and/or BigFourH Holdings LLC (each, a “Consenting Holder”) shall require the consent of such Consenting Holder for such Consenting Holder’s aforementioned consent, approval and adoption to remain effective;

RESOLVED, that this Written Consent constitutes the Seller Written Consent referenced in the Business Combination Agreement and is valid and effective under the Act and the LLCA, subject to the qualifications and limitations set forth herein, and shall remain in full force and effect through the earlier of (i) the Closing (as defined in the Business Combination Agreement) and (ii) such date and time as the Business Combination Agreement is terminated in accordance with its terms; and

RESOLVED, that with respect to the Transaction Agreements, and the transactions contemplated thereby, including without limitation the Company Merger, any and all rights of pre-emption, purchase option rights, rights of first refusal, notice of any alternative proposal be, and they hereby are, waived.

[Signature Pages Follow]

This Action by Written Consent may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Any copy, facsimile or other reliable reproduction of this Action by Written Consent may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction is a complete reproduction of the entire original writing. This Action by Written Consent shall be filed with the minutes of the proceedings of the members of the Company.

CONSENTING SELLERS:

/s/ Jeffrey Kwatinetz
Jeffrey Kwatinetz

/s/ O’Shea Jackson Sr.
O’Shea Jackson Sr.

/s/ John Angelos
John Angelos

BEK, LLC

By:	/s/ Jeffrey Kwatinetz
Name: Jeffrey Kwatinetz
Title: Manager

Cube Vision Film Productions, LLC

By:	/s/ Jeffrey Kwatinetz
Name: Jeffrey Kwatinetz
Title: Manager

BigFourH Holdings LLC

By:	/s/ John Angelos
Name: John Angelos
Title: Manager

Exhibit A

Business Combination Agreement

[See attached.]

Exhibit G

Form of Amended Pubco Charter

[See Exhibit 99.1 to the Current Report on Form 8-K filed by Graf Global Corp. on June 12, 2026]

Exhibit 10.1

Execution Copy

SPONSOR SUPPORT AGREEMENT

This Sponsor Support Agreement (this “Agreement”) is dated as of June 12, 2026, by and among Graf Global Corp., a Cayman Islands exempted company (“SPAC”), Graf Global Sponsor LLC, a Delaware limited liability company (the “Sponsor”), Halfcourt Holdco, Inc., a Delaware corporation (“Pubco”), and BIG3 HoldCo LLC, a Delaware limited liability company (the “Company”), and the other parties set forth on the signature pages hereto or which execute a joinder to this Agreement (such parties, together with Sponsor, the “Insiders”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Business Combination Agreement (as defined below).

RECITALS

WHEREAS, as of the date hereof, each Insider is the holder of record and the “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of such number of shares of SPAC Ordinary Shares and SPAC Warrants as set forth opposite such Insider’s name on Schedule I attached hereto (all such securities of such Insider are referred to herein as the “Subject Securities”);

WHEREAS, concurrently with the execution and delivery of this Agreement, the Company, Pubco, Halfcourt Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Pubco (“SPAC Merger Sub”), Halfcourt Merger Sub LLC, a Delaware limited liability company and wholly-owned subsidiary of Pubco (“Company Merger Sub,” and together with SPAC Merger Sub, the “Merger Subs”), and the SPAC, have entered into a Business Combination Agreement (as may be amended, supplemented, restated or otherwise modified from time to time, the “Business Combination Agreement”), pursuant to which, among other things, on the day prior to the Closing Date, immediately prior to the Conversion and immediately prior to the SPAC Merger Effective Time, each issued and outstanding SPAC Class B Ordinary Share will be automatically converted into SPAC Class A Ordinary Shares, on a one-for-one basis, in accordance with the terms of the SPAC Organizational Documents and this Agreement (the “SPAC Class B Conversion”) and pursuant to the Conversion, each issued and outstanding SPAC Ordinary Share (for the avoidance of doubt, after effecting the SPAC Class B Conversion) will be automatically converted into shares of SPAC Common Stock, on a one-for-one basis, in accordance with the terms of the SPAC Organizational Documents and the Business Combination Agreement;

WHEREAS, subject to the terms and conditions of the Business Combination Agreement and in accordance with the DGCL, on the Closing Date, at the SPAC Merger Effective Time, SPAC Merger Sub will merge with and into the SPAC (the “SPAC Merger”), with the SPAC surviving as a wholly-owned subsidiary of Pubco, and each issued and outstanding share of SPAC Common Stock (including, for the avoidance of doubt, the shares of SPAC Common Stock issued in connection with the SPAC Class B Conversion) will be automatically converted, as of the SPAC Merger Effective Time, into one share of Pubco Class A Common Stock, and the SPAC Warrants will become the Pubco Warrants, in each case, on the terms and subject to the conditions set forth in the Business Combination Agreement; and

WHEREAS, as an inducement to the SPAC, Pubco and the Company to enter into the Business Combination Agreement and to consummate the Transactions as contemplated therein, the parties hereto desire to agree to certain matters as set forth herein.

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NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree, as follows:

Article I

Support Agreement; Covenants

Section 1.01          Binding Effect of Business Combination Agreement. Each Insider hereby acknowledges that it has read the Business Combination Agreement and this Agreement and has had the opportunity to consult with its tax and legal advisors to understand their tax and legal implications. During the period commencing on the date hereof and ending on the earlier to occur of (a) the Closing Date, (b) such date and time as the Business Combination Agreement is terminated in accordance with Section 8.1 (Termination) thereof, (c) the liquidation of the SPAC, (d) the written agreement of each of the terminating Insider (or Insiders (as applicable)), the SPAC, Pubco and the Company with respect to terminating the rights and obligations under this Agreement of a specific Insider or a subset of Insiders, and (e) the written agreement of all Insiders, SPAC, Pubco and the Company to terminate this Agreement in its entirety (such earlier date, the “Expiration Time”), each Insider shall be bound by and comply with Section 6.15 (Confidential Information), Section 3.18 (SPAC Trust Account), Section 6.6 (No Solicitation; Change in Recommendation), Section 6.14 (Public Announcements) and Section 6.20 (Transaction Financing) of the Business Combination Agreement (and any relevant definitions contained in such Section) as if such Insider was an original signatory to the Business Combination Agreement with respect to such provision.

Section 1.02          No Transfer. From the date hereof until the Expiration Time, no Insider shall (except in each case, pursuant to the Transactions), without the prior written consent of the Company and Pubco, (i) sell, offer to sell, contract or agree to sell, assign, transfer (including by operation of law), hypothecate, pledge, distribute, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly (other than pursuant to any non-redemption agreements that may be entered into by SPAC and such Insider in connection with the Transactions), file (or participate in the filing of) a registration statement with the SEC (other than the Registration Statement) or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, with respect to any Subject Securities of such Insider, (ii) deposit any Subject Securities of such Insider into a voting trust or enter into a voting agreement or arrangement or grant any proxy or power of attorney with respect thereto that is inconsistent with this Agreement, or (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Subject Securities of such Insider, or (iv) publicly announce any intention to effect any transaction specified in clauses (i) through (iii), (clauses (i), (ii) and (iii), collectively, a “Transfer”), except, in each case, for any Transfers of Subject Securities of such Insider (a) to the SPAC’s officers or directors, any affiliate or family member of any of the SPAC’s officers or directors, any affiliate of the Sponsor or to any members of the Sponsor or any of their affiliates, or to such Insider’s officers or directors, any affiliate or family member of any of such Insider’s officers or directors; (b) in the case of an individual, by gift to a member of such individual’s immediate family or to a trust, the beneficiary of which is a member of such individual’s immediate family, an affiliate of such individual or to a charitable organization; (c) in the case of an individual, by virtue of laws of descent and distribution upon death of such individual; (d) in the case of an individual, pursuant to a qualified domestic relations order; (e) by private sales or transfers made in connection with any forward purchase agreement or similar arrangement or in connection with the consummation of the Transactions at prices no greater than the price at which the securities were originally purchased; (f) in case of an entity, to any Affiliate of such entity, any shareholder, partner or member of such entity or their Affiliates, any investment fund or other entity managing or managed by such entity or any Affiliate of such entity, or who shares a common investment advisor of such entity; (g) in the event of the SPAC’s liquidation prior to the completion of an initial business combination; (h) by virtue of the laws of the State of Delaware or the Sponsor’s limited liability company agreement upon dissolution of the Sponsor; or (i) in the event of the SPAC’s liquidation, merger, capital stock exchange or other similar transaction which results in all of the SPAC’s shareholders having the right to exchange their SPAC Common Stock for cash, securities or other property subsequent to the SPAC’s completion of an initial business combination (each of the foregoing clauses (a) through (i), a “Permitted Transfer”); provided, however, that in the case of clauses (a) through (f) or (h), any Permitted Transfer shall be permitted only if, as a precondition to such Permitted Transfer, the transferee also agrees in a writing, reasonably satisfactory in form and substance to the SPAC and the Company, to assume all of the obligations of the transferring Insider under, and be bound by all of the terms of, this Agreement; provided, further, that any Transfer permitted under this Section 1.02 shall not relieve such Insider of its obligations under this Agreement. Any Transfer in violation of this Section 1.02 with respect to the Subject Securities of an Insider shall be void ab initio and of no force or effect.

2

Section 1.03          New Shares. In the event that, during the period commencing on the date hereof and ending at the Expiration Time, (a) any SPAC Ordinary Shares are issued to an Insider after the date of this Agreement pursuant to any stock dividend, stock split, recapitalization, reclassification, combination or exchange of SPAC Ordinary Shares or otherwise, (b) such Insider purchases or otherwise acquires beneficial ownership of any SPAC Ordinary Shares or (c) such Insider acquires the right to vote or share in the voting of any SPAC Ordinary Shares (collectively the “New Securities”), then such New Securities acquired or purchased by such Insider shall be subject to the terms of this Agreement to the same extent as if they constituted the Subject Securities owned by the Insider as of the date hereof.

Section 1.04          Voting Agreements.

(a)            From the date hereof until the Expiration Time, at any meeting of the holders of SPAC Ordinary Shares, however called (or any adjournment or postponement thereof), or in any other circumstance in which the vote, consent or other approval of the holders of SPAC Ordinary Shares is sought, each Insider shall (x) appear at each such meeting, in person or by proxy, or otherwise cause all of its SPAC Ordinary Shares to be counted as present thereat for purposes of calculating a quorum and (y) vote (or cause to be voted), or execute and deliver a written consent (or cause a written consent to be executed and delivered) covering, all of its SPAC Ordinary Shares:

(i)           in favor of the SPAC Shareholder Approval Matters;

(ii)          against any Alternative Transaction;

(iii)         against any business combination agreement or merger (other than the Business Combination Agreement and the Transactions), consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by SPAC;

(iv)         against any proposal, action or agreement that would (A) materially impede, frustrate, prevent or nullify any provision of this Agreement, the Business Combination Agreement or the Transactions, (B) result in a breach in any respect of any covenant, representation, warranty or any other obligation or agreement of SPAC under the Business Combination Agreement or (C) result in any of the conditions set forth in Article VII of the Business Combination Agreement not being fulfilled.

(b)           From the date hereof until the Expiration Time, each Insider hereby unconditionally and irrevocably agrees it, as applicable, shall:

(i)           not commit or agree to take any action inconsistent with the foregoing covenants set forth in Section 1.04(a); and

3

(ii)          not redeem any SPAC Class A Ordinary Shares owned by the Insider in connection with the exercise of Redemption rights in connection with the Transactions or an Extension (if any).

No Insider shall commit or agree to take any action inconsistent with the foregoing. The obligations under this Section 1.04 shall apply whether or not the SPAC Board or other governing body or any committee or subgroup thereof recommends any of the SPAC Shareholder Approval Matters and regardless of any SPAC Change in Recommendation.

Section 1.05          Sponsor Earnout. Effective as of the Closing, an aggregate of 500,000 shares of Pubco Class A Common Stock held by the Sponsor (which, for the avoidance of doubt, will not include any of the Sponsor Forfeited Shares or Discretionary Founder Shares (each as defined below)) (the “Sponsor Earnout Shares”) will be subject to vesting and will vest upon the first to be satisfied of any of the following conditions:

(a) in the event that the sum of (x) the funds contained in the Trust Account as of immediately prior to the SPAC Merger Effective Time, plus (y) the aggregate cash proceeds received by SPAC or Pubco in respect of any Transaction Financing, minus (z) the aggregate amount of cash proceeds that will be required to satisfy the Redemption (and, for the avoidance of doubt, before the payment of any Expenses) equals or exceeds $200,000,000, all of the Sponsor Earnout Shares shall immediately vest;

(b) if, at any time during the period beginning on the Closing Date and ending on the fifth (5th) anniversary of the Closing (the “Earnout Period”), the closing price of the Pubco Class A Common Stock as reported on the Stock Exchange is greater than or equal to $15.00 (the “Earnout Price”) for a period of at least 20 days (which need not be consecutive) out of 30 consecutive trading days, all of the Sponsor Earnout Shares shall immediately vest; and

(c) in the event that there is a Sale of Pubco during the Earnout Period, and the holders of Pubco Common Stock receive a Sale Price that is greater than or equal to the Earnout Price, all of the Sponsor Earnout Shares shall immediately vest.

In the event that there is a Sale of Pubco during the Earnout Period, and immediately prior to (but subject to) the consummation of the Sale, the holders of Pubco Common Stock receive a Sale Price that is less than the Earnout Price, (i) if such Sale Price is payable in cash or in the form of privately held securities or other consideration other than publicly tradable securities, then all of the Sponsor Earnout Shares shall be deemed forfeited and cancelled for no consideration or (ii) if such price is payable in the form of publicly tradable securities, then Pubco shall cause the acquiror in such Sale to provide for the conversion of all of the Sponsor Earnout Shares into the kind and amount of such publicly tradable securities receivable upon such Sale of Pubco that the holders of Pubco Common Stock receive in such Sale and shall provide that the Earnout Shares, as so converted, shall remain subject to vesting as set forth in this Section 1.05, with an appropriate adjustment to the Earnout Price to provide to the Sponsor the same economic effect as contemplated by this Agreement prior to such event.

In the event Pubco shall at any time during the Earnout Period pay any dividend on Pubco Common Stock by the issuance of additional shares of Pubco Common Stock, or effect a subdivision, recapitalization, split, or combination, exchange or consolidation of the outstanding Pubco Comon Stock (by reclassification or otherwise) into a greater or lesser number of shares of Pubco Common Stock, then in each such case, in respect of the Sponsor Earnout Shares (i) the number of Sponsor Earnout Shares shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Pubco Common Stock (including any other shares so reclassified as Pubco Common Stock) outstanding immediately after such event and the denominator of which is the number of shares of Pubco Common Stock that were outstanding immediately prior to such event, and (ii) the Earnout Price set forth in Section 1.05(b) above shall be appropriately adjusted to provide to the Sponsor the same economic effect as contemplated by this Agreement prior to such event.

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Further, for so long as any Sponsor Earnout Share remains subject to the vesting conditions specified in this Section 1.05, (i) the holder thereof will not be entitled to exercise the voting rights carried by such Sponsor Earnout Share and (ii) the holder thereof will not be entitled to receive any dividends or other distributions in respect of such Sponsor Earnout Share; provided, that any dividends or distributions paid or made in respect of such Sponsor Earnout Share will be retained by Pubco and invested as and to the extent determined by Pubco, and such dividends or distributions (together with any earnings thereon) will be paid or made to the holder of such Sponsor Earnout Share only when and to the extent that such Sponsor Earnout Share vests in accordance with this Section 1.05.

If, upon the expiration of the Earnout Period, the vesting of the Sponsor Earnout Shares has not occurred in accordance with this Section 1.05, then the Sponsor Earnout Shares will be forfeited to Pubco for no consideration, and no Person (other than Pubco) will have any further right with respect thereto.

Sponsor agrees that it shall not Transfer any Sponsor Earnout Shares, until after such shares vest, if at all, in accordance with this Section 1.05. Sponsor acknowledges and agrees that during the Earnout Period, until such Sponsor Earnout Shares become fully vested in accordance with Section 1.05, Pubco shall issue stop-transfer instructions to its transfer agent with respect to the applicable Sponsor Earnout Shares and Pubco shall not be required to (a) transfer on its books any Sponsor Earnout Shares that have been sold or otherwise transferred in violation of this Agreement or (b) treat as owner of such shares, or to accord the right to vote or pay dividends, to any purchaser or other transferee to whom such shares have been so transferred.

As used herein:

“Sale” means (a) any transaction or series of related transactions (whether by merger, consolidation, tender offer, exchange offer, stock transfer or otherwise) that (A) results in any Person acquiring beneficial ownership, directly or indirectly, of equity securities of Pubco that represent more than 50% of (i) the issued and outstanding Pubco Common Stock or the equity interests of the Company Surviving Subsidiary or (B) in which holders of equity securities of Pubco own less than 50% of the surviving entities’ (or direct or indirect parent of surviving entities’) equity securities immediately after the transaction, or (ii) the combined voting power of the then-outstanding voting equity securities of Pubco, or (b) any sale, transfer or other disposition to a Person of all or substantially all of the assets (by book value), of Pubco and its Subsidiaries on a consolidated basis based on the most recent annual audited financial statements of Pubco (other than licensing, partnering or similar transactions in the ordinary course of business).

“Sale Price” means the price per share of Pubco Common Stock paid or payable to the holders of outstanding Pubco Common Stock in a Sale, inclusive of the net present value of any contingent deferred purchase price or earnouts; provided that, if and to the extent such price is payable in whole or in part in the form of consideration other than cash, the price for such non-cash consideration shall be with respect to any securities, (i) pursuant to the methodology of valuation of securities in the definitive agreement for the Sale, (ii) if such methodology is not available, the volume weighted average of the closing prices of the sales of such securities on all securities exchanges on which such securities are then listed over a period of at least 20 days (which days need not be consecutive) out of 30 consecutive trading days ending on the trading day immediately prior to the date of determination, or (iii) in the absence of (i) and if the information contemplated by the preceding clause (ii) is not practically available, then the fair value of such securities as of the date of valuation as determined by an independent, nationally recognized investment banking firm selected by the board of directors of Pubco, on the basis of an orderly sale to a willing, unaffiliated buyer in an arm’s-length transaction, taking into account all factors determinative of value as the investment banking firm determines relevant (and giving effect to any transfer Taxes payable in connection with such sale).

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Section 1.06          Sponsor Share Forfeiture. Effective as of immediately prior to the Conversion and conditioned upon the satisfaction or waiver of the closing conditions set forth in Article VII of the Business Combination Agreement (other than such conditions that, by their nature, are to be satisfied at the closing of the Transactions), (a) the Sponsor shall forfeit and surrender to the SPAC an aggregate of 2,750,000 SPAC Class B Ordinary Shares held by the Sponsor (“Sponsor Forfeited Shares”), (b) the Sponsor may, in its discretion, transfer to third parties up to an additional 500,000 SPAC Class B Ordinary Shares held by the Sponsor to incentivize non-redemptions or investments into the SPAC or PubCo or otherwise to support the Transactions (the “Discretionary Founder Shares”), provided that any portion of the Discretionary Founder Shares that are not so transferred shall be forfeited by the Sponsor and surrendered to the SPAC, and (c) the Sponsor shall not have any further rights with respect to such Sponsor Forfeited Shares and Discretionary Founder Shares. SPAC is authorized to deliver any notices required to be delivered to its transfer agent and take such further actions in order to accept, terminate and/or cancel any Sponsor Forfeited Shares and Discretionary Founder Shares that have been forfeited as provided in this Section 1.06. The foregoing restrictions shall apply only to the Sponsor and not to any other Insider.

Section 1.07          Insider Letter. From the date hereof until the Expiration Time, for the benefit of Pubco, (a) each Insider agrees that it shall fully comply with, and perform all of its obligations, covenants and agreements set forth in, the Insider Letter (as defined below), (b) SPAC agrees to enforce the Insider Letter in accordance with its terms and conditions, and (c) each Insider and SPAC agree not to amend, modify or waive any provision of the Insider Letter without the prior written consent of Pubco (not to be unreasonably withheld, delayed or conditioned).

Section 1.08          Waiver of Conversion Ratio Adjustment. Effective as of immediately prior to the Conversion and conditioned upon the satisfaction or waiver of the closing conditions set forth in Article VII of the Business Combination Agreement (other than such conditions that, by their nature, are to be satisfied at the closing of the Transactions), each Insider hereby (a) irrevocably relinquishes and waives any and all rights that such Insider has or will have under the SPAC Organizational Documents to any adjustment to the conversion ratio applicable to the SPAC Class B Ordinary Shares set forth in the SPAC Organizational Documents (the “Conversion Rights Provision”) or any other anti-dilution or similar protection and (b) irrevocably elects to convert, subject to Section 1.08(a), each SPAC Class B Ordinary Share that is issued and outstanding as of such time in accordance with the Conversion Rights Provision into one share of SPAC Class A Ordinary Share, and the Insiders agree that as a result of such conversion, the 5,750,000 outstanding SPAC Class B Ordinary Shares shall collectively convert on a one-for-one basis into 5,750,000 SPAC Class A Ordinary Shares (subject to ordinary equitable adjustments on account of any share split, reverse share split or similar equity restructuring transaction). The waiver specified in Section 1.08(a) and the election specified in Section 1.08(b) shall be applicable only in connection with the Transactions and shall be void and of no force and effect if the Business Combination Agreement shall be terminated for any reason.

Section 1.09          Consent to Disclosure. Each Insider hereby consents to the publication and disclosure in the Registration Statement and the Proxy Statement (and, as and to the extent otherwise required by applicable securities Laws or the SEC or any other securities authorities, any other documents or communications provided by the Company or SPAC to any Governmental Entity or to securityholders of SPAC) of the identity of such Insider and beneficial ownership of Subject Securities and the nature of such Insider’s commitments, arrangements and understandings under and relating to this Agreement and, if deemed appropriate by the Company or SPAC, a copy of this Agreement. Each Insider will promptly provide any information reasonably requested by the SPAC, Pubco or the Company for any applicable regulatory application or filing made or approval sought in connection with the transactions contemplated by the Business Combination Agreement (including filings with the SEC).

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Section 1.10          Dissenters’ Rights. Each Insider hereby irrevocably waives, and agrees not to exercise or attempt to exercise, any right to dissent, right to demand payment or right of appraisal or any similar provision under applicable Law in connection with the SPAC Merger, and the other Transactions; provided, however, that such Insider shall not be prohibited from exercising or attempting to exercise any of the foregoing in the event of fraud or material misrepresentation pertaining to this Agreement or any Ancillary Documents to which such Insider is a party on the part of any of SPAC, Pubco, or the Company that results or would reasonably be expected to result in a material harm to the Insider.

Section 1.11          No Challenges. Each Insider agrees not to commence, join in, facilitate, assist or encourage, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against SPAC, Pubco, the Merger Subs, the Company or any of their respective successors or officers or directors (a) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement, or (b) alleging a breach of any fiduciary duty of any person in connection with the evaluation, negotiation or entry into the Business Combination Agreement. Notwithstanding anything herein to the contrary, nothing in this Agreement shall limit or restrict the ability of such Insider to enforce its rights under the Business Combination Agreement, this Agreement or any other Ancillary Documents to which such Insider is a party or has third-party beneficiary rights with respect to or seek any other remedies with respect to any breach of the Business Combination Agreement, this Agreement or such other Ancillary Documents by any other party hereto or thereto, including by commencing any Action in connection therewith.

Section 1.12          Closing Date Deliverables. On the Closing Date, the Insiders shall deliver to SPAC and Pubco a duly executed copy of (i) the Lock-Up Agreement in substantially the form attached as Exhibit B to the Business Combination Agreement and (ii) the Registration Rights Agreement in substantially the form attached as Exhibit C to the Business Combination Agreement.

Section 1.13           Financing Support. At or immediately prior to the Closing, (a) if the Closing SPAC Cash is less than $100,000,000, Sponsor shall invest, or cause its affiliate or designee to invest, an aggregate of at least $5,000,000 of gross proceeds in a Transaction Financing (the “Sponsor Investment”), or (b) if the Closing SPAC Cash is equal to or greater than $100,000,000, Sponsor or its affiliate or designee may, in their discretion, make the Sponsor Investment. In either case, the Sponsor Investment shall be conditioned on all of the following, in addition to any conditions set forth in the definitive agreement between the parties with respect to the Sponsor Investment, which conditions may be waived by the Sponsor (or its affiliate or designee, as applicable) in its sole discretion: (i) the purchase price of the Sponsor Investment is equal to the lowest purchase price paid by any other investor in any Transaction Financing, and the Sponsor Investment is made upon such other terms that are no less favorable to the Sponsor (or such affiliate or designee) than the terms offered to any other investor in any Transaction Financing, including without limitation the transfer of Discretionary Founder Shares pursuant to Section 1.06 above, (ii) Closing SPAC Cash shall be at least $50,000,000 (including the gross proceeds of the Sponsor Investment), (iii) the Pubco Common Stock shall have been approved for listing on the Stock Exchange, subject only to official notice of issuance, (iv) no governmental authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making the consummation of the Sponsor Investment illegal or otherwise restraining, enjoining, or prohibiting consummation of the Sponsor Investment, and no such governmental authority shall have instituted or threatened in writing a proceeding seeking to impose any such restraint or prohibition, (v) except to the extent consented to in writing by Sponsor, the Business Combination Agreement shall not have been amended, modified, or supplemented, and no condition shall have been waived thereunder, in each case, in a manner that would reasonably be expected to materially and adversely affect the economic benefits that Sponsor, or its affiliate or designee, as applicable, would reasonably expect to receive in connection with the Sponsor Investment in a manner that is disproportionate to the economic benefits received by other investors in the Transaction Financing, and (vi) there has not occurred any Material Adverse Effect with respect to the Company that is continuing.

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Article II

Representations and Warranties

Each Insider represents and warrants as of the date hereof to SPAC, Pubco, and the Company (solely with respect to such Insider and not with respect to any other Insider) as follows:

Section 2.01          Organization; Due Authorization. With respect to an Insider that is a legal entity, such Insider is duly organized, validly existing and in good standing under the Laws of the jurisdiction in which it is incorporated, formed, organized or constituted, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby are within its powers and have been duly authorized by all necessary actions on the part of such Insider. With respect to an Insider that is a natural person, such Insider has full legal capacity, right and authority to execute and deliver this Agreement and to perform his or her obligations hereunder. This Agreement has been duly executed and delivered by such Insider and, assuming due authorization, execution and delivery by the other parties to this Agreement, this Agreement constitutes a legally valid and binding obligation of such Insider, enforceable against such Insider in accordance with the terms hereof.

Section 2.02          Ownership. Such Insider is the record and/or beneficial owner (as defined in the Securities Act) of, and has good title to, all of the Subject Securities listed across from such Insider’s name on Schedule I hereto, and there exist no Liens or any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such Subject Securities (other than transfer restrictions under the Securities Act)) affecting any such Subject Securities, other than Liens pursuant to (i) this Agreement, (ii) SPAC’s Organizational Documents, (iii) the Business Combination Agreement, (iv) that Letter Agreement, dated June 25, 2024, by and between SPAC, the Insiders, and the other parties thereto (the “Insider Letter”), or (v) any applicable securities Laws. The Subject Securities of such Insider listed across from such Insider’s name on Schedule I hereto are the only equity securities in SPAC owned of record or beneficially by such Insider on the date of this Agreement, and none of the Subject Securities held by such Insider are subject to any proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Securities, except as provided hereunder or under the Insider Letter. Such Insider has full voting power with respect to the Subject Securities held by such Insider. Other than the Subject Securities held by such Insider, such Insider does not hold or own any rights to acquire (directly or indirectly) any equity securities of SPAC or any equity securities convertible into, or which can be exchanged for equity securities of SPAC.

Section 2.03          No Conflicts. The execution and delivery of this Agreement by such Insider does not, and the performance by such Insider of its obligations hereunder will not, (i) conflict with or result in a violation of, if such Insider is a legal entity, its Organizational Documents, (ii) require any consent or approval that has not been given or other action that has not been taken by any Person (including under any contract binding upon such Insider or Insider’s Subject Securities), in each case, to the extent such consent, approval or other action would prevent, enjoin or materially delay the performance by such Insider of its obligations under this Agreement or (iii) conflict with or violate any applicable Law.

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Section 2.04          Litigation. There are no (a)  Actions pending against such Insider, or to the knowledge of such Insider threatened against such Insider, seeking to prevent the Transactions; or (b)  Orders pending against such Insider, or to the knowledge of such Insider threatened against such Insider or to which such Insider is otherwise a party, in each case relating to this Agreement, the Business Combination Agreement or the Business Combination.

Section 2.05          Brokerage Fees. No broker, finder, investment banker or other Person is entitled to any brokerage fee, finder’s fee or other commission in connection with the Transactions based upon arrangements made by such Insider, for which Pubco or any of its Affiliates may become liable.

Section 2.06          Acknowledgment. Such Insider understands and acknowledges that each of SPAC, Pubco and the Company is entering into the Business Combination Agreement in reliance upon such Insider’s execution and delivery of this Agreement.

Section 2.07          Adequate Information. Such Insider is a sophisticated shareholder and has adequate information concerning the business and financial condition of the Company to make an informed decision regarding this Agreement, the SPAC Merger, and the other Transactions and has independently and without reliance upon the SPAC, Pubco, or the Company and based on such information as such Insider has deemed appropriate, made its own analysis and decision to enter into this Agreement. Such Insider acknowledges that the SPAC, Pubco, or the Company has not made and does not make any representation or warranty to such Insider, whether express or implied, of any kind or character except as expressly set forth in this Agreement. Such Insider acknowledges that the agreements contained herein with respect to the Subject Securities held by such Insider are irrevocable.

Article III

Miscellaneous

Section 3.01          Termination.

(a)            This Agreement and all of its provisions (other than those provisions which expressly survive the Closing, as set forth in this Article III) shall terminate and be of no further force or effect upon the Expiration Time.

(b)           Upon any termination of this Agreement in the entirety, all obligations of the parties hereto under this Agreement will terminate, without any liability or other obligation on the part of any party hereto to any Person in respect hereof or the transactions contemplated hereby, and no party hereto shall have any claim against another (and no person shall have any rights against such party), whether under contract, tort or otherwise, with respect to the subject matter hereof; provided, however, that the termination of this Agreement shall not relieve any party hereto from liability arising in respect of any breach of this Agreement prior to such termination.

(c)            Notwithstanding anything to the foregoing, this Article III shall survive the termination of this Agreement.

Section 3.02          Governing Law. The Law of the State of New York shall govern (a) all claims or matters related to or arising from this Agreement (including any tort or non-contractual claims) and (b) any questions concerning the construction, interpretation, validity and enforceability of this Agreement, and the performance of the obligations imposed by this Agreement, in each case without giving effect to any choice-of-law or conflict-of-law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the Law of any jurisdiction other than the State of New York.

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Section 3.03          Consent to Jurisdiction and Service of Process; Waiver of Jury Trial.

(a)            Each party hereto submits to the exclusive jurisdiction of first, the New York Supreme Court, Commercial Division, located in the Borough of Manhattan in the City of New York, in the State of New York or if such court declines jurisdiction, then to any court of the State of New York or the Federal District Court for the Southern District of New York, in any Proceeding arising out of or relating to this Agreement, agrees that all claims in respect of the Proceeding shall be heard and determined in any such court and agrees not to bring any Proceeding arising out of or relating to this Agreement in any other courts. Nothing in this Section 3.03, however, shall affect the right of any party to serve legal process in any other manner permitted by Law or at equity. Each party hereto agrees that a final judgment in any Proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by Law or at equity.

(b)           WAIVER OF TRIAL BY JURY. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE BETWEEN OR AMONG ANY OF THE PARTIES (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THIS AGREEMENT, THE TRANSACTIONS OR THE RELATIONSHIPS ESTABLISHED AMONG THE PARTIES UNDER THIS AGREEMENT. EACH PARTY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

Section 3.04          Successors and Assigns. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns; provided, however, that, except in connection with a Permitted Transfer, no party hereto will assign its rights or delegate any or all of its obligations under this Agreement, including by merger, consolidation, operation of law or otherwise, without the express prior written consent of the other parties hereto. Any attempted assignment in violation of this Section 3.04 shall be void, in addition to constituting a material breach of this Agreement.

Section 3.05          Specific Performance. The parties hereto hereby acknowledge and agree that irreparable injury for which monetary damages (even if available) would not be an adequate remedy would occur if any party hereto does not perform any provision of this Agreement in accordance with its specified terms or otherwise breaches such provisions. Accordingly, the parties hereto acknowledge and agree that, prior to a valid termination, to prevent breaches or threatened breaches by the parties hereto of any of their respective covenants or obligations set forth in this Agreement, including its failure to take all actions required under the express terms of this Agreement to consummate the transactions contemplated hereby, and that prior to a valid termination of this Agreement, the parties hereto shall be entitled to specific performance of such agreements and covenants in such event and other equitable relief to prevent breaches or threatened breaches of this Agreement, in addition to any other remedy to which they are entitled at law or in equity. Each of the parties hereto agrees that it will not oppose the granting of any such injunction, specific performance and other equitable relief on the basis that any other party hereto has an adequate remedy at Law or that any award of specific performance is not an appropriate remedy for any reason at Law or in equity. Each party hereto hereby waives any requirement to provide any bond or other security in connection with such order or injunction.

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Section 3.06          Amendments, Waivers and Remedies. This Agreement may not be modified or amended except by an instrument or instruments in writing and mutually signed by each of the parties hereto. Each party hereto may, only by an instrument in writing, waive compliance by any other party hereto with any term or provision of this Agreement on the part of such other party hereto to be performed or complied with. The waiver by a party hereto of a breach of any term or provision of this Agreement by another party hereto shall not be construed as a waiver of any subsequent breach. Neither any failure or delay in exercising any right or remedy hereunder or in requiring satisfaction of any condition herein nor any course of dealing shall constitute a waiver of or prevent any party hereto from enforcing any right or remedy or from requiring satisfaction of any condition. No notice to or demand on a party hereto waives or otherwise affects any obligation of that party hereto or impairs any right of the party hereto giving such notice or making such demand, including any right to take any action without notice or demand not otherwise required by this Agreement. No exercise of any right or remedy with respect to a breach of this Agreement shall preclude exercise of any other right or remedy, as appropriate to make the aggrieved party whole with respect to such breach, or subsequent exercise of any right or remedy with respect to any other breach. Except as otherwise expressly provided herein, any and all remedies provided herein will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon any party hereto, and the exercise by a party hereto of any one remedy will not preclude the exercise of any other remedy. Notwithstanding anything to the contrary contained herein, no party hereto shall seek, nor shall any party hereto be liable for, punitive or exemplary damages under any tort, contract, equity or other legal theory with respect to any breach (or alleged breach) of this Agreement or any provision hereof or any matter otherwise relating hereto or arising in connection herewith.

Section 3.07          Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby are not affected in any manner materially adverse to any party hereto. Upon such a determination, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 3.08          Notices. Any notice or other communication hereunder shall be sent in writing, addressed as specified below, and shall be deemed given: (a) if by hand or recognized courier service, by 5:00 PM on a Business Day, addressee’s day and time, on the date of delivery, and otherwise on the first Business Day after such delivery; (b) if by email, on the date of transmission; or (c) five (5) days after mailing by certified or registered mail, return receipt requested. Notices shall be addressed to the respective parties hereto as follows (excluding telephone numbers, which are for convenience only), or to such other address as a party hereto shall specify to the others in accordance with these notice provisions:

If to SPAC:

Graf Global Corp.
1790 Hughes Landing Blvd., Suite 400

The Woodlands, TX 77380

Attn: James Graf
Email: graf.james@gmail.com

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with a copy (which shall not constitute notice) to:

White & Case LLP

1221 Avenue of the Americas

New York, New York 10020

Attn: Matthew Kautz

Email: mkautz@whitecase.com

If to the Company or Pubco:

BIG3 HoldCo LLC

13351 Riverside Drive
Sherman Oaks, CA 91423

Attn: Jeffrey Kwatinetz
Email: jek@big3.com

with a copy (which shall not constitute notice) to:

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, New York 10105
Attn: David Landau, Esq., Meredith Laitner, Esq.
Email: DLandau@egsllp.com, Mlaitner@egsllp.com

If to an Insider:

To such Insider’s address set forth in Schedule I

with a copy (which shall not constitute notice) to:

White & Case LLP

1221 Avenue of the Americas

New York, New York 10020

Attn: Matthew Kautz

Email: mkautz@whitecase.com

Section 3.09          Capacity. Each Insider is signing this Agreement solely in such Insider’s capacity as a holder of Subject Securities, and not in that Insider’s capacity as a director, officer or employee of SPAC or in such Insider’s capacity as a trustee or fiduciary of any employee benefit plan or trust. Notwithstanding anything herein to the contrary, nothing herein shall in any way restrict a director or officer of SPAC in the exercise of his or her fiduciary duties as a director or officer of SPAC or in his or her capacity as a trustee or fiduciary of any employee benefit plan or trust or prevent or be construed to create any obligation on the part of any director or officer of SPAC or any trustee or fiduciary of any employee benefit plan or trust from taking any action in his or her capacity as such director, officer, trustee or fiduciary, provided that nothing contained in this Section 3.09 shall obviate any of such Insider’s obligations under Article I of this Agreement.

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Section 3.10          Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered (by telecopy, electronic delivery or otherwise) to the other parties hereto. Signatures to this Agreement transmitted by facsimile transmission, by electronic mail in “portable document format” form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing the original signature.

Section 3.11          Entire Agreement. This Agreement and the agreements referenced herein constitute the entire agreement among the parties hereto with respect to the subject matter of this Agreement and supersede any prior discussion, correspondence, negotiation, proposed term sheet, agreement, understanding or arrangement and there are no agreements, understandings, representations or warranties among the parties hereto other than those set forth or referred to in this Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Insiders, SPAC, Pubco and the Company have each caused this Sponsor Support Agreement to be duly executed as of the date first written above.

GRAF GLOBAL CORP.

By:	/s/ James A. Graf
Name:	James A. Graf
Title:	Chief Executive Officer & Director

GRAF GLOBAL SPONSOR LLC

By:	/s/ James A. Graf
Name:	James A. Graf
Title:	Chief Executive Officer

HALFCOURT HOLDCO, INC.

By:	/s/ Jeffrey Kwatinetz
Name:	Jeffrey Kwatinetz
Title:	Chief Executive Officer

BIG3 HOLDCO LLC

By:	/s/ Jeffrey Kwatinetz
Name:	Jeffrey Kwatinetz
Title:	Chairman

/s/ Louis Belanger-Martin
Name: Louis Bélanger-Martin

/s/ Kenneth Weinstein
Name: Kenneth Weinstein

/s/ Fred S. Zeidman
Name: Fred S. Zeidman

[Signature Page to the Sponsor Support Agreement]

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Exhibit 10.2

LOCK-UP AGREEMENT

This Lock-Up Agreement (this “Agreement”) is dated as of [●], 2026, by and among Big3 Basketball Holdings, Inc., a Delaware corporation (formerly known as Halfcourt Holdco, Inc. “Pubco”), the shareholders of Pubco listed on the signature pages hereto under the heading “Lock-up Securityholders,” each officer and director of Pubco, the Company (as defined below) and SPAC (as defined below) who hold Pubco Common Stock and/or Pubco Warrants (each as defined below) as of the Closing Date, and the other persons who enter into a joinder to this Agreement substantially in the form of Exhibit A hereto in order to become a “Lock-up Securityholder” for purposes of this Agreement (collectively, the “Lock-up Securityholders,” and each individually, a “Lock-up Securityholder”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Business Combination Agreement (as defined below).

RECITALS

WHEREAS, the Lock-up Securityholders own equity interests in Pubco pursuant to the terms of the Business Combination Agreement (as defined below);

WHEREAS, on the date hereof, Pubco consummated the transactions contemplated by that certain Business Combination Agreement (the “Business Combination Agreement”) dated as of June 12, 2026, entered into by and among Pubco, BIG3 HoldCo LLC, a Delaware limited liability company (the “Company”), Graf Global Corp., a Delaware corporation (the “SPAC”), Halfcourt Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Pubco (“SPAC Merger Sub”), and Halfcourt Merger Sub LLC, a Delaware limited liability company and wholly-owned subsidiary of Pubco (“Company Merger Sub”), pursuant to which, among other things, the Conversion, the Class B Share Conversion and the SPAC Merger have occurred; and

WHEREAS, in connection with the Business Combination, the parties hereto wish to set forth herein certain understandings between such parties with respect to restrictions on the transfer of certain equity interests in Pubco acquired pursuant to the terms of the Business Combination Agreement.

NOW, THEREFORE, the parties agree as follows:

1.	Subject to the exceptions set forth in Section 3, and if applicable, any amendment, modification or waiver set forth in Section 6, each Lock-up Securityholder shall not, without the prior written consent of the board of directors of Pubco, (a) Transfer any Lock-Up Shares until the end of the Shares Lock-up Period (as defined below) and (b) Transfer any Lock-Up Warrants until the end of the Warrants Lock-up Period (as defined below).

2.	As used herein:

a.	the term “Transfer” means (i) sell, offer to sell, contract or agree to sell, assign, transfer (including by operation of law), lend, hypothecate, pledge, encumber, donate, distribute, sell any option or contract to purchase, grant any option, right or warrant to purchase, or otherwise dispose of or agree to dispose of, directly or indirectly, file (or participate in the filing of) a registration statement with the SEC (other than the Registration Statement) or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to any Lock-up Securities (as defined below), (ii) deposit any Lock-up Securities into a voting trust or enter into a voting agreement or arrangement or grant any proxy or power of attorney with respect thereto that is inconsistent with this Agreement, or (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Lock-up Securities, or (iv) publicly announce any intention to effect any transaction specified in clauses (i) through (iii);

b.	the term “Lock-up Securities” means the Lock-Up Shares and Lock-Up Warrants, together with any securities paid as dividends or distributions with respect to such securities or into which such securities are exchanged or converted;

c.	the term “Lock-Up Shares” means the Class A common stock in the capital of Pubco and Class B common stock in the capital of Pubco (collectively, the “Pubco Common Stock”) held by a Lock-up Securityholder set forth on Schedule I hereto; provided, that “Lock-Up Shares” does not include any Pubco Common Stock issuable upon the exercise of Pubco Warrants.

d.	the term “Lock-Up Warrants” means the Pubco Warrants held by a Lock-up Securityholder set forth on Schedule I hereto (including such Pubco Warrants issued upon the conversion of the SPAC’s private placement warrants and the SPAC’s warrants issued upon the conversion of up to $1,000,000 of working capital loans made to SPAC), and any Pubco Common Stock received upon the exercise of such Pubco Warrants.

e.	the term “Shares Lock-up Period” means the period beginning on the Closing Date and ending on the earlier of (x) six (6) months after the Closing Date and (y) the date on which Pubco completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of Pubco’s stockholders having the right to exchange their shares of Pubco Common Stock for cash, securities or other property; and

f.	the term “Warrants Lock-up Period” means the period beginning on the Closing Date and ending on the earlier of (x) thirty (30) days after the Closing Date and (y) the date on which Pubco completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of Pubco’s stockholders having the right to exchange their shares of Pubco Common Stock for cash, securities or other property.

3.	The restrictions set forth in Section 1 shall not apply to:

a.	a Transfer to Pubco’s directors or officers, any affiliates or family members of Pubco’s directors or officers, a Lock-up Securityholder, any officers, directors, managers, members, partners, trustees, or subscribers of a Lock-up Securityholder or any affiliate of a Lock-up Securityholder;

b.	in the case of an individual, a Transfer by gift to a member of the individual’s immediate family (as defined below), or to a trust, the beneficiary of which is the individual or a member of the individual’s immediate family or an affiliate of such person, or to a charitable organization;

c.	in the case of an individual, Transfers by virtue of laws of descent and distribution upon death of the individual;

d.	in the case of an individual, Transfers by operation of law or pursuant to a court order, such as a qualified domestic relations order, divorce decree or separation agreement;

e.	in the case of an individual, Transfers to a partnership, limited liability company or other entity of which the undersigned and/or the immediate family (as defined below) of the undersigned are the legal and beneficial owner of all of the outstanding equity securities or similar interests;

f.	in the case of an entity, Transfers to (i) any Affiliate of such entity, (ii) any stockholder, partner or member of such entity or their Affiliates, (iii) any investment fund or other entity managing or managed by such entity or Affiliates of such entity, or who shares a common investment advisor with such entity;

g.	in the case of an entity that is a trust, Transfers to a trustor or beneficiary of the trust or to the estate of a beneficiary of such trust;

h.	in the case of an entity, Transfers by virtue of the laws of the state of the entity’s organization and the entity’s organizational documents upon dissolution of the entity;

i.	the exercise of stock options or warrants to purchase shares of Pubco Common Stock or the vesting of stock awards of shares of Pubco Common Stock and any related transfer of shares of Pubco Common Stock to Pubco in connection therewith (x) deemed to occur upon the “cashless” or “net” exercise of such options or warrants or (y) for the purpose of paying the exercise price of such options or warrants or for paying taxes due as a result of the exercise of such options or warrants, the vesting of such options, warrants or stock awards, or as a result of the vesting of such shares of Pubco Common Stock, it being understood that all shares of Pubco Common Stock received upon such exercise, vesting or transfer will remain subject to the restrictions of this Agreement during the Shares Lock-Up Period;

j.	Transfers to Pubco pursuant to any contractual arrangement in effect at the Closing that provides for the repurchase by Pubco or forfeiture of shares of Pubco Common Stock or other securities convertible into or exercisable or exchangeable for shares of Pubco Common Stock in connection with the termination of the Lock-up Securityholder’s service to Pubco;

k.	the entry, by any Lock-up Securityholder, at any time after the Closing, of any trading plan providing for the sale of shares Pubco Common Stock by the Lock-up Securityholder, which trading plan meets the requirements of Rule 10b5-l(c) under the Exchange Act, provided, however, that such plan does not provide for, or permit, the sale of any shares of Pubco Common Stock during the Shares Lock-Up Period and no public announcement or filing is voluntarily made or required regarding such plan during the Shares Lock-Up Period; and

l.	Transfers in the event of completion of a liquidation, merger, stock exchange or other similar transaction which results in all of the Pubco stockholders having the right to exchange their shares of Pubco Common Stock for cash, securities or other property.

provided, however, that (A) in the case of clauses (a) through (h), these permitted transferees must enter into a written agreement, in substantially the form of this Agreement (it being understood that any references to “immediate family” in the agreement executed by such transferee shall expressly refer only to the immediate family of the Lock-up Securityholder and not to the immediate family of the transferee), agreeing to be bound by these Transfer restrictions. For purposes of this Section 3, “immediate family” shall mean a spouse, domestic partner, child (including by adoption), father, mother, brother or sister of the undersigned, and lineal descendant (including by adoption) of the undersigned or of any of the foregoing persons; and “affiliate” shall have the meaning set forth in Rule 405 under the Securities Act of 1933, as amended.

4.	For the avoidance of doubt, each Lock-up Securityholder shall retain all of its rights as a stockholder of Pubco with respect to the Lock-up Securities during the Shares Lock-Up Period, including the right to vote any Lock-up Securities that are entitled to vote.

5.	In furtherance of the foregoing, Pubco, and any duly appointed transfer agent for the registration or transfer of the securities described therein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Agreement, and such purported Transfer shall be null and void ab initio. In addition, during the Shares Lock-Up Period and Warrants Lock-up Period, each certificate or book-entry position evidencing the Lock-Up Securities shall be marked with a legend in substantially the following form, in addition to any other applicable legends:

“THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN A LOCK-UP AGREEMENT BY AND AMONG THE ISSUER AND THE REGISTERED HOLDER OF THE SECURITIES (OR THE PREDECESSOR IN INTEREST TO THE SECURITIES). A COPY OF SUCH LOCK-UP AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”

6.	Pubco represents that (i) each of the Sellers, the IPO Underwriter, the Sponsor, the directors and officers of the SPAC, and any transferees of any shares of SPAC Common Stock and/or SPAC Private Warrants held by the Sponsor, who receive Pubco Common Stock and/or Pubco Warrants at the Closing (collectively, “Relevant Lock-up Securityholders”), has entered into this Agreement as a Lock-up Securityholder with respect to all shares of Pubco Common Stock and Pubco Warrants beneficially owned by such person immediately after the Closing (except to the extent otherwise agreed to by all the Relevant Lock-up Securityholders), (ii) Pubco has not entered into any side letter or agreement with any Lock-up Securityholder which modified, amended, reduced or eliminated the Shares Lock-up Period or Warrants Lock-up Period with respect to any Lock-Up Shares or Lock-up Warrants, respectively, and (iii) Pubco will not enter into any such side letter or agreement unless such modification, amendment, reduction or elimination of the Shares Lock-up Period or Warrants Lock-up Period with respect to any Lock-Up Shares or Lock-up Warrants, respectively, respectively, is also concurrently offered to the other Lock-up Securityholders. Additionally, Pubco agrees that this Agreement shall not be amended or modified, and no terms or conditions thereof waived, in a manner that modifies, amends, reduces or eliminates the Shares Lock-up Period or Warrants Lock-up Period of any Lock-up Securityholder, unless the terms of such modification, amendment, reduction or elimination are also concurrently offered to the other Lock-up Securityholders. For the avoidance of doubt, if (a) any Relevant Lock-up Securityholder does not enter into this Agreement or is not subject to the terms and conditions of this Agreement with respect to all shares of Pubco Common Stock and Pubco Warrants beneficially owned by such person immediately after the Closing, or (b) Pubco enters into any side letter or agreement with any Lock-up Securityholder which provides any modification, amendment, reduction or elimination of the Shares Lock-up Period or Warrants Lock-up Period to such Lock-up Securityholder, then such modification, amendment, reduction or elimination of the Shares Lock-up Period or Warrants Lock-up Period shall automatically apply to each other Lock-up Securityholder with respect to such Lock-Up Shares or Lock-Up Warrants beneficially owned by such Lock-up Securityholder equally and on a pro-rata basis.

7.	This Agreement, together with the Business Combination Agreement to the extent referred to herein, constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior understandings, agreements or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby; provided, that, for the avoidance of doubt, the foregoing shall not affect the rights and obligations of the parties under the Business Combination Agreement, Ancillary Documents, Amended Pubco Charter, Amended Pubco Bylaws or any documents related thereto or referred to therein. This Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by each of the undersigned (i) Lock-up Securityholders and (ii) Pubco.

8.	The parties to this Agreement hereby acknowledge that Sponsor is a party to that certain letter agreement between SPAC, Sponsor, and the other parties thereto dated June 25, 2024 (“Insider Letter”), and agree that the transfer restrictions set forth in this Agreement expressly supersede the transfer restrictions set forth in the Insider Letter.

9.	No party hereto may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written consent of the other party. Any purported assignment in violation of this Section 9 shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This Agreement shall be binding on each Lock-up Securityholder and each of its respective successors, heirs and assigns and permitted transferees.

10.	The Law of the State of New York shall govern (a) all claims or matters related to or arising from this Agreement (including any tort or non-contractual claims) and (b) any questions concerning the construction, interpretation, validity and enforceability of this Agreement, and the performance of the obligations imposed by this Agreement, in each case without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the Law of any jurisdiction other than the State of New York.

11.	Each party hereto submits to the exclusive jurisdiction of first, the New York Supreme Court, Commercial Division, located in the Borough of Manhattan in the City of New York, in the State of New York or if such court declines jurisdiction, then to any court of the State of New York or the Federal District Court for the Southern District of New York, in any Proceeding arising out of or relating to this Agreement, agrees that all claims in respect of the Proceeding shall be heard and determined in any such court and agrees not to bring any Proceeding arising out of or relating to this Agreement in any other courts. Nothing in this Section 11, however, shall affect the right of any party to serve legal process in any other manner permitted by Law or at equity. Each party hereto agrees that a final judgment in any Proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by Law or at equity. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE BETWEEN OR AMONG ANY OF THE PARTIES (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THIS AGREEMENT, THE TRANSACTIONS OR THE RELATIONSHIPS ESTABLISHED AMONG THE PARTIES UNDER THIS AGREEMENT. EACH PARTY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

12.	The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity without the necessity of proving the inadequacy of money damages as a remedy and without bond or other security being required, this being in addition to any other remedy to which they are entitled at law or in equity. Each of the parties hereto hereby further acknowledges that the existence of any other remedy contemplated by this Agreement does not diminish the availability of specific performance of the obligations hereunder or any other injunctive relief. It is accordingly agreed that the parties hereto shall be entitled to seek and obtain an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the New York Supreme Court, Commercial Division, located in the Borough of Manhattan in the City of New York, in the State of New York, this being in addition to any other remedy to which such party is entitled at law or in equity. Each party hereto hereby further agrees that in the event of any action by any other party for specific performance or injunctive relief, it will not assert that a remedy at law or other remedy would be adequate or that specific performance or injunctive relief in respect of such breach or violation should not be available on the grounds that money damages are adequate or any other grounds.

13.	This Agreement shall terminate upon the expiration of the Shares Lock-up Period.

14.	Nothing contained in this Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any person or entity that is not a party hereto or thereto or a successor or permitted assign of such a party.

15.	In case any provision in this Agreement shall be held invalid, illegal or unenforceable in a court of competent jurisdiction, such provision shall be modified or deleted, as to the jurisdiction involved, only to the extent necessary to render the same valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby nor shall the validity, legality or enforceability of such provision be affected thereby in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties will substitute for any invalid, illegal or unenforceable provision a suitable and equitable provision that carries out, so far as may be valid, legal and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.

16.	This Agreement may be executed and delivered (including by electronic signature or by email in portable document form) in two or more counterparts and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

In Witness Whereof, each of the parties has duly executed this Lock-Up Agreement as of the Effective Date.

Pubco:

BIG3 BASKETBALL HOLDINGS, INC.

By:
Name:
Title:

Lock-up Securityholders:

[●]

By:
Name:
Title:

[Signature Page to the Lock-Up Agreement]

Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of [●], 2026, is made and entered into by and among Big3 Basketball Holdings, Inc., a Delaware corporation (formerly known as Halfcourt Holdco, Inc., “Pubco”), Graf Global Sponsor LLC, a Delaware limited liability company (the “Sponsor”), the members of the Sponsor listed on the signature pages hereto (the “Sponsor Members”), Cantor Fitzgerald & Co. (the “IPO Underwriter”), the directors and officers of SPAC listed on the signature pages hereto (the “SPAC Holders”), and certain members of BIG3 HoldCo LLC, a Delaware limited liability company (the “Company”), listed on the signature pages hereto (such members, the “Company Holders” and, together with the Sponsor, the Sponsor Members, the SPAC Holders, the IPO Underwriter and any person or entity who hereafter becomes a party to this Agreement pursuant to Section 5.2 of this Agreement, a “Holder” and collectively the “Holders”). Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Business Combination Agreement (as defined below).

RECITALS

WHEREAS, Pubco is party to that certain Business Combination Agreement, dated as of June 12, 2026 (the “Business Combination Agreement”), by and among Pubco, the Company, Graf Global Corp., a Cayman Islands exempted company, prior to its domestication as a Delaware corporation (“SPAC”), Halfcourt Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Pubco (“SPAC Merger Sub”), and Halfcourt Merger Sub LLC, a Delaware limited liability company and wholly-owned subsidiary of Pubco (“Company Merger Sub”), pursuant to which, among other things, the following occurred: (a) on the day prior to the date of the SPAC Merger (as defined below), SPAC transferred by way of continuation out of the Cayman Islands and into the State of Delaware so as to deregister as an exempted company in the Cayman Islands and to convert into and become a Delaware corporation (the “Conversion”), (b) on the day following the Conversion, SPAC Merger Sub merged with and into SPAC, with SPAC continuing as the surviving entity and a wholly-owned subsidiary of Pubco (the “SPAC Merger”), (c) following the SPAC Merger, Company Merger Sub merged with and into the Company, with the Company continuing as the surviving entity and a wholly-owned subsidiary of Pubco (the “Company Merger,” and together with the SPAC Merger, the “Mergers”, and together with the Conversion, the “Business Combination”);

WHEREAS, as a result of the Business Combination, the Holders were issued securities of Pubco, all on the terms and conditions set forth in the Business Combination Agreement;

WHEREAS, the Sponsor, IPO Underwriters, and SPAC Holders and the SPAC are parties to that certain Registration Rights Agreement, dated June 25, 2024 (as amended, the “SPAC Registration Rights Agreement”);

WHEREAS, in connection with the transactions contemplated by the Business Combination Agreement, the parties to the SPAC Registration Rights Agreement desire to terminate the SPAC Registration Rights Agreement and all rights and obligations created pursuant thereto will be terminated;

WHEREAS, in connection with the Business Combination, Pubco and the Holders desire to enter into this Agreement, pursuant to which Pubco shall grant the Holders certain registration rights with respect to certain securities of Pubco, as set forth in this Agreement.

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Article I

DEFINITIONS

1.1            Definitions. The terms defined in this Article I shall, for all purposes of this Agreement, have the respective meanings set forth below:

“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Chief Executive Officer or principal financial officer of Pubco, after consultation with counsel to Pubco, (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed, and (iii) Pubco has a bona fide business purpose for not making such information public.

“Agreement” shall have the meaning given in the Preamble.

“Block Trade” shall have the meaning given in subsection 2.4.1.

“Business Combination Agreement” shall have the meaning given in the Recitals hereto.

“Closing Date” shall mean the date of the consummation of the Mergers.

“Commission” shall mean the United States Securities and Exchange Commission.

“Company” shall have the meaning given in the Preamble.

“Company Founders” shall mean each of (i) BEK, LLC, (ii) O’Shea Jackson Sr. and (iii) BigFourH Holdings LLC.

“Company Holders” shall have the meaning given in the Preamble.

“Company Merger” shall have the meaning given in the Recitals hereto.

“Company Merger Sub” shall have the meaning given in the Recitals hereto.

“Conversion” shall have the meaning given in the Recitals hereto.

“Demanding Holder” shall have the meaning given in Section 2.3.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

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“Filing Deadline” shall have the meaning given in subsection 2.1.1.

“Form S-1” shall have the meaning given in subsection 2.1.1.

“Form S-3” shall have the meaning given in subsection 2.3.

“Founder Shares” shall mean the shares of Pubco Class A Common Stock issued to the Sponsor, Sponsor Members, and SPAC Holders upon the consummation of the SPAC Merger in exchange for the SPAC’s Class A ordinary shares issued upon the Conversion upon conversion of the SPAC’s Class B ordinary shares held by such persons (after giving effect to certain forfeitures pursuant to the terms of the Sponsor Support Agreement dated June 12, 2026, by and among the SPAC, Sponsor, Pubco, and the SPAC Holders).

“Holders” shall have the meaning given in the Preamble.

“IPO Underwriter” shall have the meaning given in the Preamble.

“Lock-Up Agreement” shall mean that certain Lock-Up Agreement dated [●], 2026, by and among Sponsor, the SPAC Holders, the IPO Underwriter, and the Company Holders.

“Lock-up Period” shall mean the lock-up period specified in the Lock-Up Agreement.

“Mergers” shall have the meaning given in the Recitals hereto.

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus, or necessary to make the statements in a Registration Statement or Prospectus (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading.

“Other Coordinated Offering” shall have the meaning given in subsection 2.4.1.

“Permitted Transferees” shall mean (a) with respect to the Sponsor Holders, IPO Underwriter, and the Company Holders and their respective Permitted Transferees, (i) prior to the expiration of the Lock-up Period, any person or entity to whom such Holder is permitted to transfer such Registrable Securities prior to the expiration of the Lock-up Period pursuant to the Lock-Up Agreement and (ii) after the expiration of the applicable Lock-up Period, any person or entity to whom such Holder is permitted to transfer such Registrable Securities, subject to and in accordance with any applicable agreement between such Holder and/or their respective Permitted Transferees and Pubco and any transferee thereafter; and (b) with respect to all other Holders and their respective Permitted Transferees, any person or entity to whom such Holder of Registrable Securities is permitted to transfer such Registrable Securities, subject to and in accordance with any applicable agreement between such Holder and/or their respective Permitted Transferees and Pubco and any transferee thereafter.

“Piggyback Registration” shall have the meaning given in subsection 2.2.1.

“Private Placement Warrants” shall mean the warrants issued to the Sponsor and IPO Underwriter in a private placement concurrently with the closing of the SPAC’s initial public offering, which warrants were converted into warrants of Pubco exercisable for shares of Pubco Class A Common Stock upon the consummation of the SPAC Merger.

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“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Pubco” shall have the meaning given in the Preamble and shall include Pubco’s successors by recapitalization, merger, consolidation, spin-off, reorganization or similar transaction.

“Pubco Class A Common Stock” shall mean the shares of Class A common stock of Pubco, par value $0.0001 per share, having the rights and subject to the obligations set forth in Pubco’s certificate of incorporation, as amended and/or restated from time to time.

“Pubco Class B Common Stock” shall mean the shares of Class B common stock of Pubco, par value $0.0001 per share, having the rights and subject to the obligations (including with respect to conversion into Pubco Class A Common Stock) set forth in Pubco’s certificate of incorporation, as amended and/or restated from time to time.

“Pubco Common Stock” shall mean, collectively, the Pubco Class A Common Stock and Pubco Class B Common Stock.

“Registrable Security” shall mean (a) the shares of Pubco Common Stock issued as Merger Consideration in the Company Merger (including any shares of Pubco Class A Common Stock issued or issuable upon the conversion of any Pubco Class B Common Stock then held by the Company Founders), (b) the Founder Shares (including the shares of Pubco Class A Common Stock issued or issuable upon the conversion of any Founder Shares or that are issued in exchange for such Founder Shares in the SPAC Merger), (c) the Private Placement Warrants and the shares of Pubco Class A Common Stock issuable on exercise of the Private Placement Warrants, (d) any outstanding shares of Pubco Common Stock or any other equity security (including the shares of Pubco Common Stock issued or issuable upon the exercise of any other equity security) of Pubco held by a Sponsor Holder or the IPO Underwriter as of the date of this Agreement, (e) any Working Capital Warrants and shares of Pubco Class A Common Stock issuable on exercise of the Working Capital Warrants, (f) any warrants, shares of capital stock or other securities of Pubco issued as a dividend or other distribution with respect to or in exchange for or in replacement of SPAC Ordinary Shares or SPAC Common Stock and (g) any other equity security of Pubco issued or issuable with respect to any such shares of Pubco Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, spin-off, consolidation, reorganization or similar transaction; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities when: (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (B) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by Pubco and subsequent public distribution of such securities shall not require registration under the Securities Act; (C) such securities shall have ceased to be outstanding; (D) such securities may be sold without registration pursuant to Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission) (but with no volume or other restrictions or limitations); or (E) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

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“Registration” shall mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” shall mean the out-of-pocket expenses of a Registration, including, without limitation, the following:

(A) all registration, listing and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any securities exchange on which the shares of Pubco Common Stock are then listed;

(B) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(C) printing, messenger, telephone and delivery expenses;

(D) reasonable fees and disbursements of counsel for Pubco;

(E) reasonable fees and disbursements of all independent registered public accountants of Pubco incurred specifically in connection with such Registration; and

(F) reasonable fees and expenses of one (1) legal counsel selected by a majority-in-interest of the Holders.

“Registration Statement” shall mean any registration statement that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

“SPAC” shall have the meaning given in the Preamble.

“SPAC Common Stock” shall mean the shares of common stock, par value $0.0001 per share, of SPAC following the consummation of the Conversion.

“SPAC Holders” shall have the meaning given in the Preamble.

“SPAC Merger” shall have the meaning given in the Recitals hereto.

“SPAC Merger Sub” shall have the meaning given in the Recitals hereto.

“SPAC Ordinary Shares” shall mean the Class A ordinary shares and Class B ordinary shares, par value $0.0001 per share, of SPAC prior to the consummation of the Conversion.

“SPAC Registration Rights Agreement” shall have the meaning given in the Recitals hereto.

“Sponsor” shall have the meaning given in the Preamble.

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“Sponsor Holders” shall mean the Sponsor and its Permitted Transferees who hold Registrable Securities, including the Sponsor Members.

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Registration” or “Underwritten Offering” shall mean a Registration in which securities of Pubco are sold to an Underwriter in a firm commitment underwriting for distribution to the public.

“Withdrawal Notice” shall have the meaning given in subsection 2.2.3.

“Working Capital Warrants” shall mean any any warrants issued upon the conversion of up to $1,500,000 of the SPAC’s working capital loans, which warrants were converted into warrants of Pubco exercisable for shares of Pubco Class A Common Stock upon the consummation of the SPAC Merger.

Article II

REGISTRATIONS

2.1            Registration.

2.1.1         Filing. Within thirty (30) calendar days following the Closing Date (the “Filing Deadline”), Pubco shall submit to or file with the Commission a Registration Statement on Form S-1 (the “Form S-1”) or a Registration Statement on Form S-3 (the “Form S-3,” and together with the Form S-1 and any Subsequent Resale Registration Statement, the “Resale Registration Statement”), if Pubco is then eligible to use a Form S-3, in each case, covering the resale of all the Registrable Securities (determined as of two (2) business days prior to such submission or filing) on a delayed or continuous basis and shall use its commercially reasonable efforts to have such Resale Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (a) the ninetieth (90th) calendar day following the earlier of the filing date thereof or the Filing Deadline if the Commission notifies Pubco that it will “review” the Registration Statement and (b) the tenth (10th) business day after the date Pubco is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review. Such Resale Registration Statement shall provide for the resale of the Registrable Securities included therein pursuant to any method or combination of methods legally available to, and requested by, any Holder named therein. In the event Pubco files a Form S-1, Pubco shall use its commercially reasonable efforts to convert the Form S-1 to a Form S-3 as soon as practicable after Pubco is eligible to use Form S-3. Pubco shall maintain a Resale Registration Statement in accordance with the terms hereof, and shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements as may be necessary to keep a Resale Registration Statement continuously effective, available for use to permit the Holders named therein to sell their Registrable Securities included therein and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities.

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2.1.2         Subsequent Registration. If any Resale Registration Statement ceases to be effective under the Securities Act for any reason at any time while Registrable Securities are still outstanding, Pubco shall use its commercially reasonable efforts to as promptly as is reasonably practicable cause such Resale Registration Statement to again become effective under the Securities Act with respect to the resale of all the Registrable Securities (including using its commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness of such Resale Registration Statement), and shall use its commercially reasonable efforts to as promptly as is reasonably practicable amend such Resale Registration Statement in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Resale Registration Statement or file an additional registration statement (a “Subsequent Resale Registration Statement”) registering the resale of all Registrable Securities (determined as of two (2) business days prior to such filing), and pursuant to any method or combination of methods legally available to, and requested by, any Holder named therein. If a Subsequent Resale Registration Statement is filed, Pubco shall use its commercially reasonable efforts to (i) cause such Subsequent Resale Registration Statement to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof (it being agreed that the Subsequent Resale Registration Statement shall be an automatic shelf registration statement (as defined in Rule 405 promulgated under the Securities Act) if Pubco is a well-known seasoned issuer (as defined in Rule 405 promulgated under the Securities Act) at the most recent applicable eligibility determination date) and (ii) keep such Subsequent Resale Registration Statement continuously effective, available for use to permit the Holders named therein to sell their Registrable Securities included therein and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities. Any such Subsequent Resale Registration Statement shall be on Form S-3 to the extent that Pubco is eligible to use such form. Otherwise, such Subsequent Resale Registration Statement shall be on another appropriate form.

2.2            Piggyback Registration.

2.2.1         Piggyback Rights. If, at any time on or after the Closing Date, Pubco proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of shareholders of Pubco, other than a Registration Statement (i) filed in connection with any employee share option or other benefit plan, (ii) for an exchange offer or offering of securities solely to Pubco’s existing shareholders, (iii) for an offering of debt that is convertible into equity securities of Pubco, (iv) for an equity line of credit or an at-the-market offering of securities, (v) for a Block Trade or Other Coordinated Offering initiated at the request of a Holder, or (vi) for a dividend reinvestment plan, then Pubco shall give written notice of such proposed filing to all of the Holders of Registrable Securities as soon as practicable but not less than ten (10) days before the anticipated filing date of such Registration Statement, or, if applicable, the “red herring” prospectus or prospectus supplement used for marketing such offering, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, in such offering, and (B) offer to all of the Holders of Registrable Securities the opportunity to include in such offering such number of Registrable Securities as such Holders may request in writing within five (5) days after receipt of such written notice (such Registration a “Piggyback Registration”). Pubco shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested by the Holders pursuant to this subsection 2.2.1 to be included in a Piggyback Registration on the same terms and conditions as any similar securities of Pubco included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this subsection 2.2.1 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by Pubco.

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2.2.2         Reduction of Piggyback Registration. If the managing Underwriter or Underwriters in an Underwritten Registration that is to be a Piggyback Registration, in good faith, advises Pubco and the Holders of Registrable Securities participating in the Piggyback Registration in writing that the dollar amount or number of the shares of Pubco Common Stock or other equity securities that Pubco desires to sell, taken together with (i) the shares of Pubco Common Stock or other equity securities, if any, as to which Registration has been demanded pursuant to separate written contractual arrangements with persons or entities other than the Holders of Registrable Securities hereunder, (ii) the Registrable Securities as to which registration has been requested pursuant to Section 2.2 hereof, and (iii) the shares of Pubco Common Stock or other equity securities, if any, as to which Registration has been requested pursuant to separate written contractual piggy-back registration rights of other stockholders of Pubco, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Underwritten Registration without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then:

(a) If the Registration is undertaken for Pubco’s account, Pubco shall include in any such Registration (A) first, the shares of Pubco Common Stock or other equity securities that Pubco desires to sell, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1 hereof (pro rata based on the respective number of Registrable Securities that such Holder has requested be included in such Registration), which can be sold without exceeding the Maximum Number of Securities; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the shares of Pubco Common Stock or other equity securities, if any, as to which Registration has been requested pursuant to written contractual piggy-back registration rights of other shareholders of Pubco, which can be sold without exceeding the Maximum Number of Securities;

(b) If the Registration is pursuant to a request by persons or entities other than the Holders of Registrable Securities, then Pubco shall include in any such Registration (A) first, the shares of Pubco Common Stock or other equity securities, if any, of such requesting persons or entities, other than the Holders of Registrable Securities, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1, pro rata based on the respective number of Registrable Securities that each Holder has requested be included in such Registration and the aggregate number of Registrable Securities that the Holders have requested to be included in such Registration, which can be sold without exceeding the Maximum Number of Securities; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the shares of Pubco Common Stock or other equity securities that Pubco desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), the shares of Pubco Common Stock or other equity securities for the account of other persons or entities that Pubco is obligated to register pursuant to separate written contractual arrangements with such persons or entities, which can be sold without exceeding the Maximum Number of Securities; and

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(c) If the Registration is pursuant to a request by Demanding Holder(s) pursuant to Section 2.3 hereof, then Pubco shall include in any such Registration the Pubco Common Stock or other equity securities (A) first, the shares of Pubco Common Stock or other equity securities, if any, of the Demanding Holder(s), pro rata based on the respective number of Registrable Securities that each Demanding Holder has requested be included in such Registration and the aggregate number of Registrable Securities that the Demanding Holders have requested to be included in such Registration, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the shares of Pubco Common Stock or other equity securities that Pubco desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the shares of Pubco Common Stock or other equity securities for the account of other persons or entities that Pubco is obligated to register pursuant to separate written contractual arrangements with such persons or entities, which can be sold without exceeding the Maximum Number of Securities.

2.2.3         Piggyback Registration Withdrawal. Any Holder of Registrable Securities shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification (a “Withdrawal Notice”) to Pubco and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw from such Piggyback Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Piggyback Registration or, in the case of a Piggyback Registration pursuant to a shelf registration statement, the filing of the applicable “red herring” prospectus or prospectus supplement with respect to such Piggyback Registration used for marketing such transaction. Pubco (whether on its own good faith determination or as the result of a request for withdrawal by persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement, Pubco shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this subsection 2.2.3.

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2.3            Registrations on Form S-3. The Holders of Registrable Securities, or any of them (any such holder, a “Demanding Holder”) may at any time, and from time to time, request in writing that Pubco, pursuant to Rule 415 under the Securities Act (or any successor rule promulgated thereafter by the Commission), register the resale of any or all of their Registrable Securities on Form S-3 or any similar short form registration statement that may be available at such time (“Form S-3”); provided, however, that Pubco shall only be obligated to effect such request through an Underwritten Offering if such offering shall include Registrable Securities with a total offering price reasonably expected to exceed, in the aggregate, $20,000,000. The (i) Sponsor (including a majority-in-interest of the Sponsor Members) may demand not more than one Underwritten Offering pursuant to this Section 2.3, and (ii) the Company Founders may demand not more than three Underwritten Offerings pursuant to this Section 2.3. Within five (5) days of Pubco’s receipt of a written request from a Holder or Holders of Registrable Securities for a Registration on Form S-3, Pubco shall promptly give written notice of the proposed Registration on Form S-3 to all other Holders of Registrable Securities pursuant to Section 2.2.1. As soon as practicable thereafter, but not more than twelve (12) days after Pubco’s initial receipt of such written request for a Registration on Form S-3, Pubco shall register all or such portion of such Holder’s Registrable Securities as are specified in such written request, together with all or such portion of Registrable Securities of any other Holder or Holders joining in such request as are specified in the written notification given by such Holder or Holders; provided, however, that Pubco shall not be obligated to effect any such Registration pursuant to Section 2.3 hereof if (i) a Form S-3 is not available for such offering; or (ii) the Holders of Registrable Securities, together with the Holders of any other equity securities of Pubco entitled to inclusion in such Registration, propose to sell the Registrable Securities and such other equity securities (if any) at any aggregate price to the public of less than $10,000,000. If such registration is an Underwritten Offering, then (x) the initial Demanding Holder shall have the right to select the Underwriters for such offering, subject to Pubco’s prior approval (which shall not be unreasonably withheld, conditioned, or delayed) and (y) prior to the filing of the applicable “red herring” prospectus or prospectus supplement used for marketing such Underwritten Offering, a majority-in-interest of the Demanding Holders initiating the Underwritten Offering will have the right to withdraw from such Underwritten offering for any reason or no reason whatsoever by sending a Withdrawal Notice to Pubco and the Underwriter(s), and Pubco shall promptly forward such notice to each other Demanding Holder, and the remaining Demanding Holders, if any, may elect within five (5) days of notice thereof to have Pubco continue an Underwritten Offering so long as such offering shall continue to include Registrable Securities with a total offering price reasonably expected to exceed, in the aggregate, $20,000,000.

2.4            Block Trades; Other Coordinated Offerings.

2.4.1         Demand Rights for Block Trades and Other Coordinated Offerings. At any time and from time, if a Demanding Holder wishes to engage in (a) an underwritten registered offering not involving a “roadshow”, an offer commonly known as a “block trade” (a “Block Trade”), or (b) an “at the market” or similar registered offering through a broker, sales agent or distribution agent, whether as agent or principal (an “Other Coordinated Offering”), in each case, (x) with a total offering price reasonably expected to exceed $10 million in the aggregate or (y) with respect to all remaining Registrable Securities held by the Demanding Holder, then such Demanding Holder shall notify Pubco of the Block Trade or Other Coordinated Offering at least five (5) business days prior to the day such offering is to commence and Pubco shall use its commercially reasonable efforts to facilitate such Block Trade or Other Coordinated Offering; provided that the Demanding Holders representing a majority of the Registrable Securities wishing to engage in the Block Trade or Other Coordinated Offering shall use commercially reasonable efforts to work with Pubco and any Underwriters, brokers, sales agents or placement agents prior to making such request in order to facilitate preparation of any Registration Statement, prospectus and other offering documentation related to the Block Trade or Other Coordinated Offering. The Demanding Holder in a Block Trade or Other Coordinated Offering shall have the right to select the Underwriters and any brokers, sales agents or placement agents (if any) for such Block Trade or Other Coordinated Offering.

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2.4.2         Withdrawal of Block Trades and Other Coordinated Offerings. Prior to the filing of the applicable “red herring” prospectus or prospectus supplement used in connection with a Block Trade or Other Coordinated Offering, a majority-in-interest of the Demanding Holders initiating such Block Trade or Other Coordinated Offering shall have the right to submit a Withdrawal Notice to Pubco, the Underwriter(s) (if any) and any brokers, sales agents or placement agents (if any) of their intention to withdraw from such Block Trade or Other Coordinated Offering. Notwithstanding anything to the contrary in this Agreement, Pubco shall be responsible for the Registration Expenses incurred in connection with a Block Trade or Other Coordinated Offering prior to its withdrawal.

Article III

PUBCO PROCEDURES

3.1            General Procedures. If at any time on or after the date hereof Pubco is required to effect the Registration of Registrable Securities, Pubco shall use its best efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto Pubco shall, as expeditiously as possible:

3.1.1         prepare and file with the Commission as soon as practicable a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective until all Registrable Securities covered by such Registration Statement have been sold;

3.1.2         prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by any of the Holders with Registrable Securities registered on such Registration Statement or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by Pubco or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;

3.1.3         prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and the Holders of Registrable Securities included in such Registration, and such Holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and the Holders of Registrable Securities included in such Registration or the legal counsel for any such Holders may request in order to facilitate the disposition of the Registrable Securities owned by such Holders;

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3.1.4         prior to any public offering of Registrable Securities, use its best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of Pubco and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that Pubco shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

3.1.5         cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by Pubco are then listed;

3.1.6         provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

3.1.7         advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

3.1.8         at least five (5) days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement furnish a copy thereof to each seller of such Registrable Securities and its counsel, including, without limitation, providing copies promptly upon receipt of any comment letters received with respect to any such Registration Statement or Prospectus;

3.1.9         notify the Holders at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.4 hereof;

3.1.10      in the event of an Underwritten Offering, a Block Trade, an Other Coordinated Offering, or sale by a broker, placement agent or sales agent pursuant to such Registration, in each of the following cases to the extent customary for a transaction of its type, permit a representative of the Holders (such representative to be selected by a majority of the participating Holders), the Underwriters, if any, any other financial institution facilitating such Underwritten Offering, Block Trade, Other Coordinated Offering, or other sale, and any attorney or accountant retained by such Holders, Underwriters or financial institutions, to participate, at each such person’s own expense, in the preparation of the Registration Statement, and cause Pubco’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, financial institution, attorney or accountant in connection with the Registration; provided, however, that such representatives, Underwriters or financial institutions enter into a confidentiality agreement, in form and substance reasonably satisfactory to Pubco, prior to the release or disclosure of any such information; and provided further, Pubco may not include the name of any Holder, Underwriter or other financial institution or any information regarding any Holder or Underwriter in any Registration Statement or Prospectus, any amendment or supplement to such Registration Statement or Prospectus, any document that is to be incorporated by reference into such Registration Statement or Prospectus, or any response to any comment letter, without the prior written consent of such Holder, Underwriter, or financial institution, such consent not to be unreasonably withheld, and providing each such Holder, Underwriter or financial institution a reasonable amount of time to review and comment on such applicable document, which comments Pubco shall include unless contrary to applicable law;

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3.1.11      obtain a “cold comfort” letter (including a bring-down letter dated as of the date the Registrable Securities are delivered for sale pursuant to such Registration) from Pubco’s independent registered public accountants in the event of an Underwritten Registration or a Block Trade pursuant to such Registration (subject to such placement agent or sales agent providing such certification or representation reasonably requested by Pubco’s independent registered public accountants and Pubco’s counsel), in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing Underwriter or other financial institution may reasonably request, and reasonably satisfactory to a majority-in-interest of the participating Holders;

3.1.12      in the event of an Underwritten Offering or a Block Trade pursuant to such Registration, on the date the Registrable Securities are delivered for sale pursuant to such Registration, to the extent customary for a transaction of its type, obtain an opinion and negative assurance letter, dated such date, of counsel representing Pubco for the purposes of such Registration, addressed to the Holders, the placement agent or sales agent, if any, and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the Holders, placement agent, sales agent, or Underwriters may reasonably request and as are customarily included in such opinions and negative assurance letters, and reasonably satisfactory to a majority in interest of the participating Holders;

3.1.13      in the event of any Underwritten Offering or a Block Trade, enter into and perform its obligations under an underwriting or other purchase or sales agreement, in usual and customary form, with the managing Underwriter or other financial institution of such offering or sale;

3.1.14      make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of Pubco’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule promulgated thereafter by the Commission);

3.1.15      if the Registration involves the Registration of Registrable Securities involving gross proceeds in excess of $25,000,000, use its reasonable efforts to make available senior executives of Pubco to participate in customary “road show” presentations that may be reasonably requested by the Underwriters in any Underwritten Offering; and

3.1.16      otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holders, in connection with such Registration.

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3.2            Registration Expenses. The Registration Expenses of all Registrations shall be borne by Pubco. It is acknowledged by the Holders that the Holders shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees, Underwriters’ marketing costs and, other than as set forth in the definition of “Registration Expenses,” all fees and expenses of any legal counsel representing the Holders.

3.3            Requirements for Participation in Underwritten Offerings. No person may participate in any Underwritten Offering for equity securities of Pubco pursuant to a Registration initiated by Pubco hereunder unless such person (i) agrees to sell such person’s securities on the basis provided in any underwriting arrangements approved by Pubco and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements; provided, that that such Holder shall only be subject to the restrictions set forth in any such lock-up agreements if the directors and officers of Pubco are subject to a lock-up obligation to the Underwriters managing the offering and the length of such lock-up for such Holder shall be no longer than the shortest lock-up of any such directors and officers; provided, further, that if Pubco or the Underwriters managing the offering waive or shorten the lock-up period for any of Pubco’s officers, directors or stockholders, then (i) all Holders subject to such lock-up shall receive notice of such waiver or modification no later than two (2) business days following such waiver or modification, and (ii) such lock-up will be similarly waived pro rata or shortened for each such Holder. For the avoidance of doubt, the exclusion of a Holder’s Registrable Securities as a result of this Section 3.3 shall not affect the registration of the other Registrable Securities to be included in such Registration.

3.4            Suspension of Sales; Adverse Disclosure. Upon receipt of written notice from Pubco that a Registration Statement or Prospectus contains a Misstatement, each of the Holders shall forthwith discontinue disposition of Registrable Securities until he, she or it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that Pubco hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until he, she or it is advised in writing by Pubco that the use of the Prospectus may be resumed. If the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration at any time would require Pubco to make an Adverse Disclosure or would require the inclusion in such Registration Statement of financial statements that are unavailable to Pubco for reasons beyond Pubco’s control, Pubco may, upon giving prompt written notice of such action to the Holders (which notice shall not specify the nature of the event giving rise to such delay or suspension), delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time, but in no event more than thirty (30) days, determined in good faith by Pubco to be necessary for such purpose. In the event Pubco exercises its rights under the preceding sentence, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities until such Holder receives written notice from Pubco that such sales or offers of Registrable Securities may be resumed. Pubco shall immediately notify the Holders of the expiration of any period during which it exercised its rights under this Section 3.4.

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3.5            Reporting Obligations. As long as any Holder shall own Registrable Securities, Pubco, at all times while it shall be a reporting company under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by Pubco after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holders with true and complete copies of all such filings. Pubco further covenants that it shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Pubco Common Stock held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission), including providing any legal opinions. Upon the request of any Holder, Pubco shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

3.6            Restrictive Legend Removal.

3.6.1         At any time and from time to time in connection with a bona-fide sale of Registrable Securities effected in compliance with the requirements of Rule 144 under the Securities Act or through any broker-dealer sale transactions described in the plan of distribution set forth within any prospectus and pursuant to the Registration Statement of which such prospectus forms a part, Pubco shall use its commercially reasonable efforts, subject to the receipt of customary documentation required from the holder of the applicable Registrable Securities and broker in connection therewith and compliance with applicable laws, (i) promptly instruct its transfer agent to remove any restrictive legends applicable to the Registrable Securities being sold and (ii) cause its legal counsel to deliver the necessary legal opinions, if any, to the transfer agent in connection with the instruction under subclause (i). Pubco shall be responsible for the fees of its transfer agent, its legal counsel (including for purposes of giving the opinion referenced herein) and all DTC fees associated with such issuance and the Holder shall be responsible for its fees or costs associated with such removal of such restrictive legends (including its legal fees or costs of its legal counsel).

3.6.2         With a view to making available to each Holder of Registrable Securities the benefits of Rule 144 that permit the Holder to sell securities of Pubco to the public without registration, Pubco agrees, for so long as any Holder holds Registrable Securities, to: (a) use commercially reasonable efforts to make and keep public information available, as those terms are understood and defined in Rule 144; and (b) use commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of Pubco under the Securities Act and the Exchange Act so long as Pubco remains subject to such requirements and the filing of such reports and other documents as may be required pursuant to the applicable provisions of Rule 144.

Article IV

INDEMNIFICATION AND CONTRIBUTION

4.1            Indemnification.

4.1.1         Pubco agrees to indemnify, to the extent permitted by law, each Holder of Registrable Securities, its officers and directors and each person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and reasonable and documented out-of-pocket expenses (including reasonable and documented outside attorneys’ fees) caused by any untrue or alleged untrue statement of material fact contained in or incorporated by reference in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of a Prospectus, in light of the circumstances in which they were made), except insofar as the same are caused by or contained in any information furnished in writing to Pubco by such Holder expressly for use therein. Pubco shall indemnify the Underwriters, their officers and directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to the indemnification of the Holder.

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4.1.2         In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder shall furnish to Pubco in writing such information and affidavits as Pubco reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify Pubco, its directors and officers and agents and each person who controls Pubco (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and reasonable and documented out-of-pocket expenses (including without limitation reasonable and documented outside attorneys’ fees) resulting from any untrue statement of material fact contained in or incorporated by reference in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of a Prospectus, in light of the circumstances in which they were made), but only to the extent that such untrue statement or omission is contained in (or not contained in, in the case of an omission) any information or affidavit so furnished in writing by such Holder expressly for use therein; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders of Registrable Securities, and the liability of each such Holder of Registrable Securities shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement. The Holders of Registrable Securities shall indemnify the Underwriters, their officers, directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to indemnification of Pubco.

4.1.3         Any person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (plus one local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement includes a statement or admission of fault or culpability on the part of such indemnified party or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

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4.1.4         The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities. Pubco and each Holder of Registrable Securities participating in an offering also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event Pubco’s or such Holder’s indemnification is unavailable for any reason.

4.1.5         If the indemnification provided under Section 4.1 hereof from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by (or not made, in the case of an omission), or relates to information supplied by (or not supplied by, in the case of an omission), such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this subsection 4.1.5 shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in subsections 4.1.1, 4.1.2 and 4.1.3 above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this subsection 4.1.5 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this subsection 4.1.5. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this subsection 4.1.5 from any person who was not guilty of such fraudulent misrepresentation.

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Article V

MISCELLANEOUS

5.1            Notices. Any notice or communication under this Agreement must be in writing and given by (i) deposit in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (ii) delivery in person or by courier service providing evidence of delivery, or (iii) transmission by hand delivery, electronic mail, telecopy, telegram or facsimile. Each notice or communication that is mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received, in the case of mailed notices, on the third business day following the date on which it is mailed and, in the case of notices delivered by courier service, hand delivery, electronic mail, telecopy, telegram or facsimile, at such time as it is delivered to the addressee (with the delivery receipt or the affidavit of messenger) or at such time as delivery is refused by the addressee upon presentation. Any notice or communication under this Agreement must be addressed, if to Pubco, to: Big3 Basketball Holdings, Inc., 13351 Riverside Drive, Sherman Oaks, CA 91423, Attention: Jeffrey Kwatinetz, Email: jek@big3.com, with a copy (which shall not constitute notice) to: Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, Attention: David Landau, Esq. and Meredith Laitner, Esq., Email: DLandau@egsllp.com and Mlaitner@egsllp.com, and, if to any Holder, at such Holder’s address or contact information as set forth in Pubco’s books and records. Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto, and such change of address shall become effective thirty (30) days after delivery of such notice as provided in this Section 5.1.

5.2            Assignment; No Third Party Beneficiaries.

5.2.1         This Agreement and the rights, duties and obligations of Pubco hereunder may not be assigned or delegated by Pubco in whole or in part.

5.2.2         Prior to the expiration of the applicable Lock-up Period, no Holder may assign or delegate such Holder’s rights, duties or obligations under this Agreement, in whole or in part, except in connection with a transfer of Registrable Securities by such Holder to a Permitted Transferee but only if such Permitted Transferee agrees to become bound by the transfer restrictions set forth in this Section 5.5.2. After the expiration of the applicable Lock-up Period, the Holder may assign or delegate such Holder’s rights, duties or obligations under this Agreement, in whole or in part, to any transferee.

5.2.3         This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the Holders, which shall include Permitted Transferees.

5.2.4         This Agreement shall not confer any rights or benefits on any persons that are not parties hereto, other than as expressly set forth in this Agreement and Section 5.2 hereof.

5.2.5         No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate Pubco unless and until Pubco shall have received (i) written notice of such assignment as provided in Section 5.1 hereof and (ii) the written agreement of the assignee, in a form reasonably satisfactory to Pubco, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement). Any transfer or assignment made other than as provided in this Section 5.2 shall be null and void.

5.3            Counterparts. This Agreement may be executed in multiple counterparts (including facsimile or PDF counterparts), each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one of which need be produced.

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5.4            Governing Law; Venue. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO AGREEMENTS AMONG NEW YORK RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS OF SUCH JURISDICTION. ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY MAY BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OR THE COURTS OF THE STATE OF NEW YORK IN EACH CASE LOCATED IN THE CITY OF NEW YORK, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING.

5.5            Amendments and Modifications. Upon the written consent of Pubco, the Sponsor and the Holders of at least a majority-in-interest of the Registrable Securities at the time in question, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects one Holder, solely in his, her or its capacity as a holder of capital shares of Pubco, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder so affected. No course of dealing between any Holder or Pubco and any other party hereto or any failure or delay on the part of a Holder or Pubco in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or Pubco. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

5.6            Term. This Agreement shall terminate upon the earlier of (i) the tenth anniversary of the date of this Agreement or (ii) the date as of which (A) all of the Registrable Securities have been sold pursuant to a Registration Statement (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder (or any successor rule promulgated thereafter by the Commission)) or (B) the Holders of all Registrable Securities are permitted to sell the Registrable Securities without registration pursuant to Rule 144 (or any similar provision) under the Securities Act with no volume or other restrictions or limitations. The provisions of Sections 3.5, 3.6 and Article IV shall survive any termination.

5.7            Other Registration Rights. Other than as provided in any subscription agreement entered into by Pubco and the investors party thereto in connection with the Business Combination, Pubco represents and warrants that no person or entity, other than a Holder of Registrable Securities, has any right to require Pubco to register any securities of Pubco for sale or to include such securities of Pubco in any Registration Statement filed by Pubco for the sale of securities for its own account or for the account of any other person or entity. Pubco hereby agrees and covenants that it will not grant rights to register any Pubco Common Stock (or securities convertible into or exchangeable for Pubco Common Stock) pursuant to the Securities Act that are more favorable, pari passu or senior to those granted to the Holders hereunder without (a) the prior written consent of Sponsor, for so long as Cormorant and its affiliates hold, in the aggregate, Registrable Securities representing at least five percent (5%) of the outstanding shares of Pubco Common Stock of Pubco or (b) granting economically and legally equivalent rights to the Holders hereunder such that the Holders shall receive the benefit of such more favorable or senior terms and/or conditions. Further, Pubco represents and warrants that this Agreement supersedes any other registration rights agreement or agreement with similar terms and conditions and in the event of a conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail.

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5.8            SPAC Registration Rights Agreement. The Sponsor, IPO Underwriters, SPAC Parties and the SPAC, as parties to the SPAC Registration Rights Agreement, hereby agree that the SPAC Registration Rights Agreement is terminated as of the Closing Date and is replaced in its entirety by this Agreement.

5.10          Severability. It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

5.11          Entire Agreement. This Agreement constitutes the full and entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

5.12          Adjustments.  If, and as often as, there are any changes in the Registrable Securities by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization, recapitalization or sale, or by any other means, appropriate adjustment shall be made in the provisions of this Agreement, as may be required, so that the rights, privileges, duties and obligations hereunder shall continue with respect to the Registrable Securities as so changed.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

SPAC:
GRAF GLOBAL CORP.

By:
Name:
Title:

PUBCO:
BIG3 BASKETBALL HOLDINGS, INC.

By:
Name:
Title:

SPONSOR:
GRAF GLOBAL SPONSOR LLC

By:
Name:
Title:

IPO UNDERWRITER:
CANTOR FITZGERALD & CO.

By:
Name:
Title:

SPAC HOLDERS:

James Graf

Louis Bélanger-Martin

Kenneth Weinstein

Fred Zeidman

SPONSOR MEMBERS:
[TBD]

By:
Name:

COMPANY HOLDERS:
[TBD]

By:
Name:
Title:

Exhibit 10.4

WARRANT ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT

among

GRAF GLOBAL CORP.,

BIG3 BASKETBALL HOLDINGS, INC.

and

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

Dated [●], 2026

THIS WARRANT ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT (this “Agreement”), dated [●], 2026 and effective as of the effective time of the SPAC Merger (as defined below), is made by and among Graf Global Corp., a Cayman Islands exempted company which, on the day prior to the SPAC Merger, transferred by way of continuation out of the Cayman Islands and into the State of Delaware so as to re-domicile as and become a Delaware corporation pursuant to the Companies Act (as Revised) of the Cayman Islands (the “SPAC”), Big3 Basketball Holdings, Inc., a Delaware corporation (formerly known as Halfcourt Holdco, Inc., “Pubco”), and Continental Stock Transfer & Trust Company, a New York corporation, as warrant agent (in such capacity, the “Warrant Agent”), and amends the Warrant Agreement (the “Existing Warrant Agreement”), dated as of June 25, 2024, by and between the SPAC and the Warrant Agent. Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Existing Warrant Agreement.

WHEREAS, the SPAC issued and sold (a) 11,500,000 redeemable warrants as part of the units sold to public investors in its initial public offering (the “Public Warrants”), with each whole Public Warrant being exercisable for one Class A ordinary share of the SPAC, par value $0.0001 per share (“Class A Ordinary Shares”) at an initial exercise price of $11.50 per share, and (b) 6,000,000 redeemable warrants in a private placement transaction (the “Private Placement Warrants” and together with the Public Warrants, the “Warrants”), with each whole Private Placement Warrant exercisable for one Class A Ordinary Share at an initial exercise price of $11.50 per share;

WHEREAS, in order to finance the SPAC’s transaction costs in connection with the Business Combination, Graf Global Sponsor LLC, or an affiliate thereof or certain of the SPAC’s officers and directors may, but are not obligated to, from time to time loan to the SPAC such funds as the SPAC may require (the “Working Capital Loans”);

WHEREAS, up to $1,000,000 of the Working Capital Loans are convertible into additional Private Placement Warrants at a price of $1.00 per Private Placement Warrant;

WHEREAS, the terms of the Warrants are governed by the Existing Warrant Agreement;

WHEREAS, on June 12, 2026, 2026, the SPAC, Pubco, Halfcourt Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco (“SPAC Merger Sub”), Halfcourt Merger Sub LLC, a Delaware limited liability company and a wholly-owned subsidiary of Pubco (“Company Merger Sub”), and BIG3 HoldCo LLC, a Delaware limited liability company (the “Company”), entered into that certain Business Combination Agreement (as amended, modified or supplemented from time to time, the “Business Combination Agreement”);

WHEREAS, pursuant to the Business Combination Agreement, among other things, (i) on the day prior to the consummation of the SPAC Merger, SPAC transferred by way of continuation out of the Cayman Islands and into the State of Delaware so as to re-domicile as and become a Delaware corporation pursuant to the Companies Act (as Revised) of the Cayman Islands (the “Conversion”), and (ii) at the SPAC Merger Effective Time (as defined in the Business Combination Agreement), SPAC Merger Sub merged with and into the SPAC, with the SPAC surviving as a wholly-owned Subsidiary of Pubco (the “SPAC Merger”);

WHEREAS, as a result of the Conversion and the SPAC Merger, (i) each of the SPAC’s Class A Ordinary Shares that were issued and outstanding as of immediately prior to the SPAC Merger Effective Time (including the Class A Ordinary Shares issued in connection with the Class B Share Conversion (as defined in the Business Combination Agreement) and the Unit Separation (as defined in the Business Combination Agreement), but not including any redeemed Class A Ordinary Shares or any shares cancelled pursuant to Section 1.10(c) of the Business Combination Agreement, or any Sponsor Forfeited Shares (as defined in the Business Combination Agreement)) shall automatically be converted into one share of Pubco Class A common stock, par value $0.0001 per share (“Pubco Class A Common Stock”); (ii) each Public Warrant that is issued and outstanding as of immediately prior to the SPAC Merger Effective Time will be converted into public warrants of Pubco (each, a “Pubco Public Warrant”) and will be exercisable (subject to the terms of the Existing Warrant Agreement, as amended by this Agreement) for shares of Pubco Class A Common Stock, at an initial exercise price of $11.50 per share; and (iii) each Private Placement Warrant that is issued and outstanding as of immediately prior to the SPAC Merger Effective Time will be converted into private placement warrants of Pubco (each, a “Pubco Private Placement Warrant” and together with the Pubco Public Warrants, the “Pubco Warrants”) and will be exercisable (subject to the terms of the Existing Warrant Agreement, as amended by this Agreement) for shares of Pubco Class A Common Stock, at an initial exercise price of $11.50 per share;

WHEREAS, the shares of Pubco Class A Common Stock constitute the Alternative Issuance pursuant to Section 4.4 of the Existing Warrant Agreement;

WHEREAS, the Board of Directors of the SPAC has determined that the consummation of the transactions contemplated by the Business Combination Agreement constitute a Business Combination;

WHEREAS, in connection with the SPAC Merger, the SPAC desires to assign all of its right, title and interest in the Existing Warrant Agreement to Pubco, and Pubco wishes to accept such assignment; and

WHEREAS, Section 9.8 of the Existing Warrant Agreement provides that the SPAC and the Warrant Agent may amend the Existing Warrant Agreement without the consent of any Registered Holders for the purpose of providing for the delivery of the Alternative Issuance pursuant to Section 4.4 of the Existing Warrant Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

Section 1. Assignment and Assumption; Consent.

1.1 Assignment and Assumption. As of and with effect on and from the SPAC Merger Effective Time, (i) the SPAC hereby assigns to Pubco all of the SPAC’s right, title and interest in and to the Existing Warrant Agreement (as amended hereby), and (ii) Pubco hereby assumes, and agrees to pay, perform, satisfy and discharge in full, as the same become due, all of the SPAC’s liabilities and obligations under the Existing Warrant Agreement (as amended hereby) arising on, from and after the SPAC Merger Effective Time, as if it were the original “Company” party thereto.

1.2 Consent. The Warrant Agent hereby consents to (i) the assignment of the Existing Warrant Agreement by the SPAC to Pubco pursuant to this Section 1 and the assumption of the Existing Warrant Agreement by Pubco from the SPAC pursuant to Section 1 hereof, in each case effective as of the SPAC Merger Effective Time, and (ii) the continuation of the Existing Warrant Agreement (as amended hereby), in full force and effect from and after the SPAC Merger Effective Time.

Section 2. Amendment of Existing Warrant Agreement.

2.1 Effective as of the SPAC Merger Effective Time, the SPAC and the Warrant Agent hereby amend the Existing Warrant Agreement as provided in this Section 2, and acknowledge and agree that the amendments to the Existing Warrant Agreement set forth in this Section 2 are to provide for the delivery of the Alternative Issuance pursuant to Section 4.4 of the Existing Warrant Agreement (in connection with the SPAC Merger and the transactions contemplated by the Business Combination Agreement).

2.2 References to the Company. The preamble to the Existing Warrant Agreement is hereby amended by deleting “Graf Global Corp.” and replacing it with “Big3 Basketball Holdings, Inc.” As a result thereof, all references to the “Company” in the Existing Warrant Agreement shall be references to Big3 Basketball Holdings, Inc. rather than Graf Global Corp.

2.3 References to Ordinary Shares. All references to the “Ordinary Shares” that holders of Warrants are entitled to purchase in the Existing Warrant Agreement (including Exhibit B thereto) shall be references to “Class A Common Stock” of Pubco.

2.4 References to Business Combination. All references to “Business Combination” in the Existing Warrant Agreement (including all Exhibits thereto) shall be references to the transactions contemplated by the Business Combination Agreement, and references to “the consummation of its initial Business Combination,” “the completion by the Company of an initial Business Combination” and all variations thereof in the Existing Warrant Agreement (including all Exhibits thereto) shall be references to the consummation of the transactions contemplated by the Business Combination Agreement.

2.5 References to Charter. All references to the “Charter” in the Existing Warrant Agreement shall be references to Pubco’s Amended and Restated Certificate of Incorporation, as amended from time to time, in lieu of the SPAC’s amended and restated memorandum and articles of association.

2.6 Detachability of Warrants. Section 2.4 of the Existing Warrant Agreement is hereby amended by deleting such Section and replacing it entirely as follows:

“[intentionally omitted]”.

2.7 Fractional Warrants. Section 2.5 of the Existing Warrant Agreement is hereby amended by deleting such Section and replacing it entirely as follows:

“2.5 Fractional Warrants. The Company shall not issue fractional Warrants.”

2.8 Private Placement Warrants. Sections 2.6(e), (g), and (h) of the Existing Warrant Agreement are amended by deleting such Sections and replacing them entirely as follows:

“[intentionally omitted]”.

2.9 Duration of Warrants. Section 3.2 of the Existing Warrant Agreement is amended and restated by deleting it and inserting the following:

“3.2 Duration of Warrants. A Warrant may be exercised only during the period (the “Exercise Period”) (A) commencing the date that is thirty (30) days after [●]1, and (B) terminating at 5:00 p.m., New York City time on the earliest to occur of (i) the date that is five (5) years after [●]2, (ii) the liquidation of the Company, and (iii) the Redemption Date (as defined below) as provided in Section 6.2 hereof (the “Expiration Date”); provided, however, that the exercise of any Warrant shall be subject to the satisfaction of any applicable conditions, as set forth in subsection 3.3.2 below, with respect to an effective registration statement. Each outstanding Warrant not exercised on or before the Expiration Date shall become void, and all rights thereunder and all rights in respect thereof under this Agreement shall cease at 5:00 p.m. New York City time on the Expiration Date. The Company in its sole discretion may extend the duration of the Warrants by delaying the Expiration Date; provided that the Company shall provide at least twenty (20) days prior written notice of any such extension to Registered Holders of the Warrants and, provided further that any such extension shall be identical in duration among all the Warrants.”

1 Note to Draft: To be the SPAC Merger Effective Time.

2 Note to Draft: To be the SPAC Merger Effective Time.

2.10 Extraordinary Dividends. Section 4.1.2 of the Existing Warrant Agreement is hereby deleted and replaced with the following:

“4.1.2 Extraordinary Dividends. If the Company, at any time while the Warrants are outstanding and unexpired, shall pay a dividend or make a distribution in cash, securities, or other assets to all or substantially all of the holders of the Class A Common Stock on account of such Class A Common Stock (or other securities of the Company’s share capital into which the Warrants are convertible), other than (a) as described in subsection 4.1.1 above or (b) Ordinary Cash Dividends (as defined below) (any such non-excluded event being referred to herein as an “Extraordinary Dividend”), then the Warrant Price shall be decreased, effective immediately after the effective date of such Extraordinary Dividend, by the amount of cash and/or the fair market value (as determined by the Company’s board of directors (the “Board”), in good faith) of any securities or other assets paid on each share of Class A Common Stock in respect of such Extraordinary Dividend. For purposes of this subsection 4.1.2, “Ordinary Cash Dividends” means any cash dividend or cash distribution which, when combined on a per share basis, with the per share amounts of all other cash dividends and cash distributions paid on the Class A Common Stock during the 365-day period ending on the date of declaration of such dividend or distribution (as adjusted to appropriately reflect any of the events referred to in other subsections of this Section 4 and excluding cash dividends or cash distributions that resulted in an adjustment to the Warrant Price or to the number of shares of Class A Common Stock issuable on exercise of each Warrant) does not exceed $0.50.”

2.11 Raising of Capital in Connection with the Initial Business Combination. Section 4.3.2 of the Existing Warrant Agreement is hereby deleted and replaced with the following:

“[intentionally omitted]”.

2.12 Replacement of Securities upon Reorganization, etc. Section 4.5(ii) of the Existing Warrant Agreement is hereby amended to remove the clause “(other than a tender, exchange or redemption offer made by the Company in connection with redemption rights held by shareholders of the Company as provided for in the Charter or as a result of the redemption of Ordinary Shares by the Company if a proposed initial Business Combination is presented to the shareholders of the Company for approval)”, which clause shall be deemed deleted.

2.13 No Adjustment. Section 4.9 of the Existing Warrant Agreement is hereby amended by deleting such Section and replacing it entirely as follows:

“[intentionally omitted]”.

2.14 Fractional Warrants. Section 5.3 of the Existing Warrant Agreement is hereby amended by deleting such Section and replacing it entirely as follows:

“5.3 Fractional Warrants. The Warrant Agent shall not be required to effect any registration of transfer or exchange which shall result in the issuance of a warrant certificate or book-entry position for a fraction of a Warrant.”

2.15 Transfer of Warrants. Section 5.6 of the Existing Warrant Agreement is hereby deleted and replaced with the following:

“[intentionally omitted]”.

2.16 Registration of Common Stock. Section 7.4.1 of the Existing Warrant Agreement is hereby amended by deleting such Section and replacing it entirely as follows:

“The Company agrees that as soon as practicable, but in no event later than twenty (20) Business Days after [●]3, it shall use its commercially reasonable efforts to file with the Commission a post-effective amendment to the registration statement, or a new registration statement registering, under the Securities Act, the issuance of the shares of Class A Common Stock issuable upon exercise of the Warrants. The Company shall use its commercially reasonable efforts to cause the same to become effective and to maintain the effectiveness of such post-effective amendment or registration statement, and a current prospectus relating thereto, until the expiration of the Warrants in accordance with the provisions of this Agreement. If any such post-effective amendment or registration statement has not been declared effective by the sixtieth (60th) Business Day following [●]4, holders of the Warrants shall have the right, during the period beginning on the sixty-first (61st) Business Day after [●]5 and ending upon such post-effective amendment or registration statement being declared effective by the Commission, and during any other period when the Company shall fail to have maintained an effective registration statement covering the shares of Class A Common Stock issuable upon exercise of the Warrants, to exercise such Warrants on a “cashless basis,” by exchanging the Warrants (in accordance with Section 3(a)(9) of the Securities Act (or any successor rule) or another exemption) for that number of shares of Class A Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Class A Common Stock underlying the Warrants, multiplied by the excess of the “Fair Market Value” (as defined below) over the Warrant Price by (y) the Fair Market Value. Solely for purposes of this subsection 7.4.1, “Fair Market Value” shall mean the average closing price of the Class A Common Stock for the ten (10) trading day period ending on the trading day prior to the date that notice of exercise is received by the Warrant Agent from the holder of such Warrants or its securities broker or intermediary. The date that notice of cashless exercise is received by the Warrant Agent shall be conclusively determined by the Warrant Agent. In connection with the “cashless exercise” of a Public Warrant, the Company shall, upon request, provide the Warrant Agent with an opinion of counsel for the Company (which shall be an outside law firm with securities law experience) stating that (i) the exercise of the Warrants on a cashless basis in accordance with this subsection 7.4.1 is not required to be registered under the Securities Act and (ii) the shares of Class A Common Stock issued upon such exercise shall be freely tradable under United States federal securities laws by anyone who is not an affiliate (as such term is defined in Rule 144 under the Securities Act (or any successor rule)) of the Company and, accordingly, shall not be required to bear a restrictive legend. Except as provided in subsection 7.4.2, for the avoidance of any doubt, unless and until all of the Warrants have been exercised or have expired, the Company shall continue to be obligated to comply with its registration obligations under the first three sentences of this subsection 7.4.1.”

2.17 Waiver. Section 8.6 of the Existing Warrant Agreement is hereby amended by deleting such Section and replacing it entirely as follows:

“[intentionally omitted]”.

2.18 Warrant Certificate. Exhibit A to the Existing Warrant Agreement is hereby amended by deleting Exhibit A in its entirety and replacing it with a new Exhibit A attached hereto.

3 Note to Draft: To be the closing of the Business Combination.

4 Note to Draft: To be the closing of the Business Combination.

5 Note to Draft: To be the closing of the Business Combination.

2.19 Notice Clause. Section 9.2 of the Existing Warrant Agreement is hereby deleted and replaced with the following:

“Notices. Any notice, statement or demand authorized by this Agreement to be given or made by the Warrant Agent or by the holder of any Warrant to or on the Company shall be sufficiently given when so delivered if by hand or overnight delivery or if sent by certified mail or private courier service within five (5) days after deposit of such notice, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Agent), as follows:

Big3 Basketball Holdings, Inc.
13351 Riverside Drive

Sherman Oaks, CA 91423
Attn:
Telephone No.:
Email:

with a copy (which shall not constitute notice) to:

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas, 11th Floor

New York, New York 10105

Attn: David Landau, Esq., Meredith Laitner, Esq.

Email: DLandau@egsllp.com, Mlaitner@egsllp.com Any notice, statement or demand authorized by this Agreement to be given or made by the holder of any Warrant or by the Company to or on the Warrant Agent shall be sufficiently given when so delivered if by hand or overnight delivery or if sent by certified mail or private courier service within five (5) days after deposit of such notice, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company), as follows:

Continental Stock Transfer & Trust Company

One State Street, 30th Floor

New York, NY 10004

Attention: Compliance Department”

Section 3. Miscellaneous Provisions.

3.1 Effectiveness of the Amendment. Each of the parties hereto acknowledges and agrees that the effectiveness of this Agreement shall be expressly subject to the occurrence of the SPAC Merger and shall automatically be terminated and shall be null and void if the Business Combination Agreement shall be terminated for any reason.

3.2 Successors. All the covenants and provisions of this Agreement by or for the benefit of Pubco, the SPAC or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns.

3.3 Applicable Law and Exclusive Forum. The validity, interpretation, and performance of this Agreement shall be governed in all respects by the laws of the State of New York. Subject to applicable law, each of Pubco and the SPAC hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive forum for any such action, proceeding or claim. Each of Pubco and the SPAC hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Notwithstanding the foregoing, the provisions of this paragraph will not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal district courts of the United States of America are the sole and exclusive forum.

3.4 Counterparts. This Agreement may be executed in any number of original or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

3.5 Effect of Headings. The section headings herein are for convenience only and are not part of this Agreement and shall not affect the interpretation thereof.

3.6 Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

GRAF GLOBAL CORP.

By:
Name:
Title:

BIG3 BASKETBALL HOLDINGS, INC.

By:
Name:
Title:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Warrant Agent

By:
Name:
Title:

EXHIBIT A

FORM OF WARRANT CERTIFICATE

See attached.

[Form of Warrant Certificate]

[FACE]

Number ___

Warrants

THIS WARRANT SHALL BE NULL AND VOID IF NOT EXERCISED PRIOR TO

THE EXPIRATION OF THE EXERCISE PERIOD PROVIDED FOR

IN THE WARRANT AGREEMENT DESCRIBED BELOW

BIG3 BASKETBALL HOLDINGS, INC.

Incorporated Under the Laws of the State of Delaware

CUSIP [●]

Warrant Certificate

This warrant certificate (this “Warrant Certificate”) certifies that                     , or registered assigns, is the registered holder of warrant(s) evidenced hereby (the “Warrants,” and each, a “Warrant”) to purchase shares of Class A common stock, $0.0001 par value per share (“Class A Common Stock”), of Big3 Basketball Holdings, Inc., a Delaware corporation (the “Company”). Each whole Warrant entitles the holder, upon exercise during the period set forth in the Warrant Agreement referred to below, to receive from the Company that number of fully paid and non-assessable shares of Class A Common Stock as set forth below, at the exercise price (the “Warrant Price”) as determined pursuant to the Warrant Agreement, payable in lawful money of the United States of America (or through “cashless exercise” as provided for in the Warrant Agreement) upon surrender of this Warrant Certificate and payment of the Warrant Price at the office or agency of the Warrant Agent referred to below, subject to the conditions set forth herein and in the Warrant Agreement. Defined terms used in this Warrant Certificate but not defined herein shall have the meanings given to them in the Warrant Agreement.

Each whole Warrant is initially exercisable for one fully paid and non-assessable share of Class A Common Stock. No fractional shares will be issued upon exercise of any Warrant. If, upon the exercise of Warrants, a holder would be entitled to receive a fractional interest in a share of Class A Common Stock, the Company will, upon exercise, round down to the nearest whole number of shares of Class A Common Stock to be issued to the Warrant holder. The number of shares of Class A Common Stock issuable upon exercise of the Warrants is subject to adjustment upon the occurrence of certain events as set forth in the Warrant Agreement.

The initial Warrant Price is equal to $11.50 per share of Class A Common Stock. The Warrant Price is subject to adjustment upon the occurrence of certain events as set forth in the Warrant Agreement.

Subject to the conditions set forth in the Warrant Agreement, the Warrants may be exercised only during the Exercise Period and, to the extent not exercised by the end of such Exercise Period, such Warrants shall become void. The Warrants may be redeemed, subject to certain conditions, as set forth in the Warrant Agreement.

Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the Warrant Agreement.

This Warrant Certificate shall be governed by and construed in accordance with the internal laws of the State of New York.

BIG3 BASKETBALL HOLDINGS, INC.

By:
Name:
Title:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Warrant Agent

By:
Name:
Title:

[Form of Warrant Certificate]

[Reverse]

The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants entitling the holder on exercise to receive shares of Class A Common Stock and are issued or to be issued pursuant to a Warrant Agreement, dated as of June 25, 2024, as duly executed and delivered by Graf Global Corp., a Cayman Islands exempted company (the “SPAC”), to Continental Stock Transfer & Trust Company, a New York corporation, as warrant agent (the “Warrant Agent”), as amended by the Warrant Assignment, Assumption and Amendment Agreement, dated as of [____________], by and among the SPAC, the Warrant Agent and the Company (as so amended, the “Warrant Agreement”), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties, and immunities thereunder of the Warrant Agent, the Company, and the holders (the words “holders” or “holder” meaning the Registered Holders or Registered Holder, respectively) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

Warrants may be exercised at any time during the Exercise Period set forth in the Warrant Agreement. The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate, with the form of Election to Purchase set forth hereon properly completed and executed, together with payment of the Warrant Price as specified in the Warrant Agreement (or through “cashless exercise” as provided for in the Warrant Agreement) at the principal corporate trust office of the Warrant Agent. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his, her, or its assignee, a new Warrant Certificate evidencing the number of Warrants not exercised.

Notwithstanding anything else in this Warrant Certificate or the Warrant Agreement, no Warrant may be exercised unless at the time of exercise (i) a registration statement covering the shares of Class A Common Stock to be issued upon exercise is effective under the Securities Act and (ii) a prospectus thereunder relating to the shares of Class A Common Stock is current, except through “cashless exercise” as provided for in the Warrant Agreement. In addition, and notwithstanding anything else in this Warrant Certificate or the Warrant Agreement, to the extent that the holder of a Warrant has delivered a notice contemplated by subsection 3.3.5 of the Warrant Agreement, neither the Company nor the Warrant Agent shall issue to Holder, and Holder may not acquire, any right it might have to acquire, a number of shares of Class A Common Stock upon exercise of any Warrant to the extent that, upon such exercise, the number of shares of Class A Common Stock then beneficially owned by Holder would exceed the Maximum Percentage of Class A Common Stock outstanding immediately after giving effect to such exercise as determined in accordance with subsection 3.3.5 of the Warrant Agreement.

The Warrant Agreement provides that, upon the occurrence of certain events, the number of shares of Class A Common Stock issuable upon exercise of the Warrants set forth on the face hereof may, subject to certain conditions, be adjusted. If, upon exercise of a Warrant, the holder thereof would be entitled to receive a fractional interest in a share of Class A Common Stock, the Company shall, upon exercise, round down to the nearest whole number of shares of Class A Common Stock to be issued to the holder of the Warrant.

Warrant Certificates, when surrendered at the principal corporate trust office of the Warrant Agent by the Registered Holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Warrant Agent, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

The Company and the Warrant Agent may deem and treat the Registered Holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a shareholder of the Company.

Election to Purchase

(To Be Executed Upon Exercise of Warrant)

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to _________ shares of Class A Common Stock, and herewith tenders payment for such shares of Class A Common Stock to the order of the Company in the amount of $_________ in accordance with the terms hereof. The undersigned requests that certificates for such shares of Class A Common Stock be registered in the name of _________, whose address is _________, and that such shares of Class A Common Stock be delivered to _________, whose address is _________. If said number of shares of Class A Common Stock is less than all of the shares of Class A Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares of Class A Common Stock be registered in the name of _________, whose address is _________, and that such Warrant Certificate be delivered to _________, whose address is _________.

In the event that the Warrant has been called for redemption by the Company pursuant to Section 6.1 of the Warrant Agreement and the Company has required cashless exercise pursuant to Section 6.3 of the Warrant Agreement, the number of shares of Class A Common Stock that this Warrant is exercisable for shall be determined in accordance with subsection 3.3.1(b) and Section 6.3 of the Warrant Agreement.

In the event that the Warrant is to be exercised on a “cashless basis” pursuant to Section 7.4 of the Warrant Agreement, the number of shares of Class A Common Stock that this Warrant is exercisable for shall be determined in accordance with Section 7.4 of the Warrant Agreement.

In the event that the Warrant may be exercised, to the extent allowed by the Warrant Agreement, through cashless exercise (i) the number of shares of Class A Common Stock that this Warrant is exercisable for would be determined in accordance with the relevant section of the Warrant Agreement which allows for such cashless exercise and (ii) the holder hereof shall complete the following: The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, through the cashless exercise provisions of the Warrant Agreement, to receive shares of Class A Common Stock. If said number of shares of Class A Common Stock is less than all of the shares of Class A Common Stock purchasable hereunder (after giving effect to the cashless exercise), the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares of Class A Common Stock be registered in the name of _________, whose address is _________, and that such Warrant Certificate be delivered to _________, whose address is _________.

By signing this Election to Purchase, the undersigned hereby certifies that such election will not result in the undersigned beneficially owning shares of Class A Common Stock in excess of the 4.9% Cap outlined in Section 3.3.5 of the Warrant Agreement.

[To be included in any Election to Purchase of a holder who has provided the notice set forth in subsection 3.3.5 of the Warrant Agreement:

By signing this Election to Purchase, the undersigned hereby certifies that upon after giving effect to such exercise, the undersigned (together with such person’s affiliates) or any “group” of which holder or its affiliates is a member, would not beneficially own in excess of the Maximum Percentage of the Class A Common Stock outstanding immediately after giving effect to such exercise as determined in accordance with subsection 3.3.5. of the Warrant Agreement.]

[Signature Page Follows]

Date:________________

(Signature)

(Address)

(Tax Identification Number)

Signature Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS, AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO RULE 17Ad-15 (OR ANY SUCCESSOR RULE) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED).

Exhibit 10.5

SPONSOR INDEMNIFICATION AGREEMENT

This Sponsor Indemnification Agreement (this “Agreement”) is dated as of [●], 2026, by and among Big3 Basketball Holdings, Inc., a Delaware Corporation (formerly known as Halfcourt Holdco, Inc., “Pubco”), BIG3 HoldCo LLC, a Delaware limited liability company (the “Company”), and Graf Global Sponsor LLC, a Delaware limited liability company (the “Sponsor”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Business Combination Agreement, dated as of June 12, 2026, entered into by and among Graf Global Corp., a Cayman Islands exempted company (the “SPAC”), Pubco, Halfcourt Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Pubco, Halfcourt Merger Sub LLC, a Delaware limited liability company and wholly-owned subsidiary of Pubco, and the Company (the “Business Combination Agreement”).

RECITALS

WHEREAS, on the date hereof, Pubco consummated the transactions contemplated by the Business Combination Agreement; and

WHEREAS, in connection with the Business Combination, the parties hereto desire to agree to certain matters as set forth herein.

AGREEMENT

NOW, THEREFORE, the parties hereto agree, as follows:

1.	Pubco and the Company each hereby agrees to and shall indemnify, defend and hold harmless the Sponsor and its shareholders, members, directors, managers and officers (each, a “Sponsor Indemnified Person”), from and against any and all actions, causes of action, suits, claims, proceedings, investigations, liabilities, losses, damages, costs, fees, penalties, awards, settlements, judgments, decrees, amounts paid in settlement or expenses (including interest, assessments and other charges in connection therewith and reasonable fees and disbursements of attorneys and other professional advisors and costs of suit) (collectively, the “Sponsor Indemnified Liabilities”) arising out of or relating to any pending or threatened action, cause of action, suit, litigation, investigation, proceeding, inquiry, arbitration or claim against any of them or in which any of them may be a participant or may otherwise be involved (including as a witness) that arises out of or relates to the SPAC’s operations or conduct of its business (including, for the avoidance of doubt, the Transactions) and/or any claim against the Sponsor and/or a Sponsor Indemnified Person alleging any expressed or implied management, control or endorsement of any activities of the SPAC, or any express or implied association with Pubco, the Company, or the SPAC, or any of their respective affiliates (each of the foregoing, a “Claim”); provided, that the foregoing shall not apply to:

a.	any Sponsor Indemnified Liabilities to the extent arising primarily out of any breach by such Sponsor Indemnified Person of any other agreement between such Sponsor Indemnified Person, on the one hand, and the Company, Pubco or the SPAC or any of their respective Subsidiaries, on the other hand; or

b.	the willful misconduct, gross negligence or bad faith of such Sponsor Indemnified Person.

2.	Pubco and the Company will, at their expense, undertake the defense of any Claim with attorneys of their own choosing reasonably satisfactory in all respects to the applicable Sponsor Indemnified Person, subject to the right of such Sponsor Indemnified Person to undertake such defense as hereinafter provided. The applicable Sponsor Indemnified Person may participate in such defense with counsel of such Sponsor Indemnified Person’s choosing at the expense of Pubco and the Company. In the event that Pubco or the Company does not undertake the defense of any Claim within a reasonable time after the applicable Sponsor Indemnified Person has given the notice thereof, pursuant to Section 13 hereof, or in the event that such Sponsor Indemnified Person shall in good faith determine that the defense of any Claim by Pubco and/or the Company is inadequate or may conflict with the interest of such Sponsor Indemnified Person, such Sponsor Indemnified Person may, at the expense of Pubco and the Company and after giving notice, pursuant to Section 13 hereof, to Pubco or the Company of such action, undertake the defense of the Claim and compromise or settle the Claim, all for the account of and at the risk of Pubco and the Company.

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3.	Pubco and the Company shall pay all reasonable and documented costs and expenses (including, without limitation, attorneys’ fees and costs of experts) incurred by any Sponsor Indemnified Person in connection with such Sponsor Indemnified Person’s defense of any such Claim promptly after receipt of any statement therefor.

4.	In the defense of any Claim against a Sponsor Indemnified Person, the Company and Pubco shall not, except with the prior written consent of such Sponsor Indemnified Person, consent to entry of any judgment or enter into any settlement that includes any injunctive or other non-monetary relief or any payment of money by such Sponsor Indemnified Person, or that does not include as an unconditional term thereof the giving by the person or persons asserting such Claim to such Sponsor Indemnified Person of an unconditional release from all liability on any of the matters that are the subject of such Claim and an acknowledgement that such Sponsor Indemnified Person denies all wrongdoing in connection with such matters.

5.	The Company and Pubco shall not be obligated to indemnify a Sponsor Indemnified Person against amounts paid in settlement of a Claim if such settlement is effected by such Sponsor Indemnified Person without the prior written consent of the Company or Pubco, which shall not be unreasonably withheld or delayed.

6.	If the indemnification provided for in this Agreement is for any reason not available to a Sponsor Indemnified Person as a matter of law in respect of any losses, claims, damages or liabilities referred to herein, then, in lieu of indemnifying such Sponsor Indemnified Person therefor, the Company and Pubco shall contribute to the amount paid or payable by such Sponsor Indemnified Person as a result of such losses, claims, damages or liabilities (and expenses relating thereto):

a.	in such proportion as is appropriate to reflect the relative benefits to the Sponsor Indemnified Person, on the one hand, and the Company and Pubco, on the other hand, of the subject matter of this Agreement; or

b.	if the allocation provided by clause (a) above is not available, in such proportion as is appropriate to reflect not only the relative benefits referred to in such clause (a) but also the relative fault of each of such Sponsor Indemnified Person and the Company and Pubco, as well as any other relevant equitable considerations.

7.	The provisions of this Agreement are (x) intended to be for the benefit of, and will be enforceable by, each Sponsor Indemnified Person and each such Sponsor Indemnified Person’s heirs, legatees, representatives, successors and assigns, and shall be binding on all successors and assigns of Pubco and the Company and may not be terminated or amended in any manner adverse to such Sponsor Indemnified Person without its prior written consent and (y) in addition to, and not in substitution for, any other rights to indemnification or contribution that any such Sponsor Indemnified Person may have by contract or otherwise. For the avoidance of doubt, no amendment, alteration, or repeal of this Agreement or of any provision hereof shall limit or restrict any right of each Sponsor Indemnified Person under this Agreement in respect of any Claim (regardless of when such Claim is first threatened, commenced, or completed), issue, or matter therein arising out of, or related to, any action taken or omitted by such Sponsor Indemnified Person prior to such amendment, alteration, or repeal.

8.	This Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior understandings, agreements or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby provided that, for the avoidance of doubt, the foregoing shall not affect the rights and obligations of the parties under the Business Combination Agreement or any documents related thereto or referred to therein. This Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by the undersigned.

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9.	The Company and Pubco shall require and cause any of its successors (whether direct or indirect by purchase, merger, consolidation, or otherwise) to this Agreement, by written agreement in form and substance satisfactory to each Sponsor Indemnified Person, expressly to assume and agree to perform this Agreement to the fullest extent permitted by law. This Agreement shall be binding on the undersigned and each of its respective successors (whether direct or indirect by purchase, merger, consolidation, or otherwise), heirs and assigns and permitted transferees.

10.	The Law of the State of Delaware shall govern (a) all claims or matters related to or arising from this Agreement (including any tort or non-contractual claims) and (b) any questions concerning the construction, interpretation, validity and enforceability of this Agreement, and the performance of the obligations imposed by this Agreement, in each case without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Law of any jurisdiction other than the State of Delaware.

11.	Each party hereto submits to the exclusive jurisdiction of first, the Delaware Court of Chancery, or if such court declines jurisdiction, then to any court of the State of Delaware or the Federal District Court for the District of Delaware, in any Proceeding arising out of or relating to this Agreement, agrees that all claims in respect of the Proceeding shall be heard and determined in any such court and agrees not to bring any Proceeding arising out of or relating to this Agreement in any other courts. Nothing in this Section 11, however, shall affect the right of any party to serve legal process in any other manner permitted by Law or at equity. Each party hereto agrees that a final judgment in any Proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by Law or at equity. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE BETWEEN OR AMONG ANY OF THE PARTIES (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THIS AGREEMENT, THE TRANSACTIONS OR THE RELATIONSHIPS ESTABLISHED AMONG THE PARTIES UNDER THIS AGREEMENT. EACH PARTY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

12.	The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity without the necessity of proving the inadequacy of money damages as a remedy and without bond or other security being required, this being in addition to any other remedy to which they are entitled at law or in equity. Each of the parties hereto hereby further acknowledges that the existence of any other remedy contemplated by this Agreement does not diminish the availability of specific performance of the obligations hereunder or any other injunctive relief. It is accordingly agreed that the parties hereto shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Delaware Court of Chancery, this being in addition to any other remedy to which such party is entitled at law or in equity. Each party hereto hereby further agrees that in the event of any action by any other party for specific performance or injunctive relief, it will not assert that a remedy at law or other remedy would be adequate or that specific performance or injunctive relief in respect of such breach or violation should not be available on the grounds that money damages are adequate or any other grounds.

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13.	Any notice or other communication hereunder shall be sent in writing, addressed as specified below, and shall be deemed given: (a) if by hand or recognized courier service, by 5:00 PM on a Business Day, addressee’s day and time, on the date of delivery, and otherwise on the first Business Day after such delivery; (b) if by email, on the date of transmission; or (c) five (5) days after mailing by certified or registered mail, return receipt requested. Notices shall be addressed to the respective parties hereto as follows (excluding telephone numbers, which are for convenience only), or to such other address as a party hereto shall specify to the others in accordance with these notice provisions:

If to Pubco or the Company:

BIG3 HoldCo LLC

13351 Riverside Drive
Sherman Oaks, CA 91423

Attn: Jeffrey Kwatinetz
Email: jek@big3.com

with a copy (which shall not constitute notice) to:

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas, 11th Fl

New York, NY 10105

Attention: David Landau, Esq., Meredith Laitner, Esq.

Email: DLandau@egsllp.com, Mlaitner@egsllp.com

If to Sponsor:

Graf Global Sponsor LLC

1790 Hughes Landing Blvd., Suite 400

The Woodlands, TX 77380

Attention:	James Graf
Email:	graf.james@gmail.com

with a copy (which shall not constitute notice) to:

White & Case LLP

1221 Avenue of the Americas

New York, NY 10020

Attention:	Matthew Kautz
Email:	mkautz@whitecase.com

[Signature Page Follows]

4

IN WITNESS WHEREOF, Pubco, the Company, and Sponsor have each caused this Sponsor Indemnification Agreement to be duly executed as of the date first written above.

BIG3 BASKETBALL HOLDINGS, INC.

By:
Name:
Title:

BIG3 HOLDCO LLC

By:
Name: [●]
Title: [●]

GRAF GLOBAL SPONSOR LLC

By:
Name: [●]
Title: [●]

[Signature Page to the Sponsor Indemnification Agreement]

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Exhibit 10.6

THIS PROMISSORY NOTE (“NOTE”) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE RESALE THEREOF UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE MAKER THAT SUCH REGISTRATION IS NOT REQUIRED.

CONVERTIBLE PROMISSORY NOTE (“NOTE”)

Principal Amount: Up to $200,000
Dated: June 10, 2026

Graf Global Corp., a Cayman Islands exempted company (the “Maker”), promises to pay to the order of Harraden Circle Investments, LLC, a Delaware limited liability company or its registered assigns or successors in interest (the “Payee”), or order, the principal sum of up to Two Hundred Thousand Dollars ($200,000) or such lesser amount as has been advanced by Payee to Maker and remains unpaid under this Note on the Maturity Date (as defined below) in lawful money of the United States of America, on the terms and conditions described below, with such amount inclusive of Fifty Thousand Dollars ($50,000) previously advanced by the Payee to the Maker in March 2026 and Seventy-five Thousand Dollars ($75,000) previously advanced by the Payee to the Maker in April 2026. Subject to Section 15, all payments on this Note shall be made by check or wire transfer of immediately available funds to such account as the Payee may from time to time designate by written notice in accordance with the provisions of this Note.

This Note constitutes the entire agreement between the Maker and the Payee, and with James Graf with respect to the last sentence of Section 17 (Re-allocation), with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, whether written or oral, related to such subject matter. In furtherance and not limitation of the foregoing, it is the intention of Maker and Payee that this Note replace and supersede the promissory note among the Maker, Payee, and James Graf dated June 4, 2026 and that this Note shall represent the substitution of one evidence of debt for another without any intention to extinguish the debt.

1. Principal. The entire unpaid principal balance of this Note shall be payable on the earlier of: (i) the date on which Maker consummates an initial business combination (the “Closing Date”) and (ii) the date of the liquidation of Maker (the earlier of such date and the Closing Date, the “Maturity Date”). The principal balance may not be prepaid at any time without the consent of the Payee. The Payee understands that if a business combination is not consummated, this Note will be repaid solely to the extent that the Maker has funds available to it outside of the trust account (the “Trust Account”) established in which the proceeds of the initial public offering (“the “IPO”) conducted by the Maker (including the deferred underwriters’ discounts and commissions) and the proceeds of the sale of the warrants issued in a private placement that occurred prior to the closing of the IPO were deposited, as described in greater detail in Maker’s Registration Statement on Form S-1 (333-279889) filed with the Securities and Exchange Commission in connection with the IPO (the “Registration Statement”), and that all other amounts will be forfeited, eliminated or otherwise forgiven. Under no circumstances shall any individual, including but not limited to any officer, director, employee or shareholder of the Maker, be obligated personally for any obligations or liabilities of the Maker hereunder.

2. Drawdown Requests. From time to time from the date hereof through the Maturity Date, Maker may make written requests to Payee to draw down all or a portion of the aggregate principal amount of this Note (each, a “Drawdown Request”), provided that each of the following conditions have been satisfied: (i) Maker’s board of directors has unanimously resolved to seek such funds for the purpose of funding Maker’s working capital requirements, and (ii) Payee has consented to such Drawdown Request (such consent not to be unreasonably withheld, conditioned or delayed). If both of the foregoing conditions have been satisfied, Payee shall fund each Drawdown Request via wire transfer no later than the later of (x) one (1) business day after receipt of a Drawdown Request or (y) the date as specified on the Drawdown Request; provided, however, that the maximum amount of drawdowns outstanding under this Note at any time may not exceed Two Hundred Thousand Dollars ($200,000). Once an amount is drawn down under this Note, it shall not be available for future Drawdown Requests even if prepaid. No fees, payments or other amounts shall be due to Payee in connection with, or as a result of, any Drawdown Request by Maker. $125,000 has been advanced by the Payee to the Maker to date. Upon execution of this Note, the Maker and the Payee agree to an incremental Drawdown Request of $75,000. Accordingly, upon Payee’s payment of that $75,000, the principal balance of this Note shall total $200,000, with zero remaining available under this Note for possible future Drawdown Requests.

3. Interest. No interest shall accrue on the unpaid principal balance of this Note; provided, however, that if any amount payable hereunder is not paid when due (after giving effect to any applicable grace period), such overdue amount shall bear interest, from and after the due date thereof until payment in full, at a rate per annum equal to the maximum rate permissible under applicable law.

4. Application of Payments. All payments received by Payee pursuant to this Note shall be applied first to payment in full of any costs incurred in the collection of any sum due under this Note, including (without limitation) reasonable attorneys’ fees, then to the reduction of the unpaid principal balance of this Note.

5. Events of Default. The following shall constitute an event of default (“Event of Default”):

(a)            Failure to Make Required Payments. Failure by Maker to pay the principal amount due pursuant to this Note within two (2) business days of the Closing Date.

(b)            Voluntary Bankruptcy, Etc. The commencement by Maker of a voluntary case under any applicable bankruptcy, insolvency, reorganization, rehabilitation or other similar law, or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Maker or for any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the failure of Maker generally to pay its debts as such debts become due, or the taking of corporate action by Maker in furtherance of any of the foregoing.

(c)            Involuntary Bankruptcy, Etc. The entry of a decree or order for relief by a court having jurisdiction in the premises in respect of Maker in an involuntary case under any applicable bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Maker or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days.

(d)            Liquidation. For the avoidance of doubt, it shall not constitute an Event of Default in the event the Maker fails to consummate a business combination and liquidates and dissolves in accordance with its Amended and Restated Articles of Association, and Payee hereby irrevocably waives any and all rights to receive repayment of the outstanding Principal Amount and any other amounts due and owing under this Note in such a Liquidation.

6. Remedies.

(a)            Upon the occurrence of an Event of Default specified in Section 5(a) hereof, Payee may, by written notice to Maker, declare this Note to be due immediately and payable, whereupon the unpaid principal amount of this Note, and all other amounts payable hereunder, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the documents evidencing the same to the contrary notwithstanding.

(b)            Upon the occurrence of an Event of Default specified in Sections 5(b) or 5(c), the unpaid principal balance of this Note, and all other amounts payable with regard to this Note, shall automatically and immediately become due and payable, in all cases without any action on the part of Payee.

7. Waivers. Maker and all endorsers and guarantors of, and sureties for, this Note waive presentment for payment demand, notice of dishonor, protest, and notice of protest with regard to this Note, all errors, defects and imperfections in any proceedings instituted by Payee under the terms of this Note, and all benefits that might accrue to Maker by virtue of any present or future laws exempting any property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment; and Maker agrees that any real estate that may be levied upon pursuant to a judgment obtained by virtue hereof or any writ of execution issued hereon, may be sold upon any such writ in whole or in part in any order desired by Payee.

8. Unconditional Liability. Maker hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Payee, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by Payee with respect to the payment or other provisions of this Note, and agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to Maker or affecting Maker’s liability hereunder. Any failure of Payee to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time and from time to time thereafter. Payee may accept late payments, or partial payments, even though marked “payment in full” or containing words of similar import or other conditions, without waiving any of its rights.

9. Notices. All notices, statements or other documents which are required or contemplated by this Note shall be: in writing and delivered (i) personally or sent by first class registered or certified mail, overnight courier service or facsimile or electronic transmission to the address designated in writing, and (ii) by electronic mail, to the electronic mail address most recently provided to such party or such other electronic mail address as may be designated in writing by such party. Any notice or other communication so transmitted shall be deemed to have been given on the day of delivery, if delivered personally, on the business day following receipt of written confirmation, if sent by facsimile or electronic transmission, one (1) business day after delivery to an overnight courier service or five (5) days after mailing if sent by mail.

9. Construction. THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

10. Severability. Any provision contained in this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

12. Trust Account Waiver. Notwithstanding anything herein to the contrary, the Payee hereby waives any and all right, title, interest or claim of any kind (“Claim”) in or to any distribution of or from the Trust Account and hereby agrees not to seek recourse, reimbursement, payment or satisfaction for any Claim against the Trust Account for any reason whatsoever.

13. Amendment; Waiver. Any amendment hereto or waiver of any provision hereof may be made with, and only with, the written consent of the Maker and the Payee.

14. Assignment. This Note binds and is for the benefit of the successors and permitted assigns of Maker and the Payee. No assignment or transfer of this Note or any rights or obligations hereunder may be made by any party hereto (by operation of law or otherwise) without the prior written consent of the other party hereto and any attempted assignment without the required consent shall be void.

15. Conversion. Notwithstanding anything contained in this Note to the contrary, at Payee’s option, at any time prior to payment in full of the principal balance of this Note, Payee may elect to convert all or any portion of the unpaid principal balance of this Note into that number of shares of capital stock of the Maker or the surviving company in the Maker’s initial business combination (the “Shares”) equal to: (x) the outstanding principal amount of this Note divided by (y) ten dollars ($10.00), rounded up to the nearest whole number of Shares (the “Conversion Shares”). Such number of Conversion Shares shall be subject to no transfer restrictions or any other lock-up provisions, earn outs, or other contingencies, subject only to any required SEC registration of the Conversion Shares if not available in an S-4 related to a business combination. Upon any such conversion of the principal amount of this Note, this Note shall become fully paid and satisfied.

16. Warrants. On the Closing Date and immediately prior to such closing, the Payee shall be issued one warrant (the “Warrant”) to purchase one Share for each dollar funded by Payee pursuant to this Note, on the same terms and conditions as those of the private placement warrants (“Private Placement Warrants”) that were issued to Graf Global Sponsor LLC in connection with the Maker’s initial public offering that was consummated on June 27, 2024 (i.e., at $1.00 per Warrant), including the transfer restrictions applicable to the Private Placement Warrants. The Conversion Shares, Warrants, and Shares underlying the Warrants (collectively, the “Registrable Securities”) (or the securities the Registrable Securities convert into on the Closing Date) (i) shall be registered as part of any registration statement issuing shares before the Closing Date, if possible, or (ii) if no such registration statement is filed, shall promptly be registered pursuant to the first registration statement filed by the issuer of the Registrable Securities, which shall be filed no later than 30 days after the Closing Date and declared effective no later than 90 days after the Closing Date.

17. Re-allocation. Graf Global Sponsor LLC may re-allocate securities among members of Graf Global Sponsor LLC and Graf Global Management LLC to satisfy the obligations of the Maker under Sections 15 and 16 of this Note. In the event of such re-allocation, the re-allocation of the securities shall not reduce or dilute the interests of the Payee or its affiliates in Graf Global Management LLC. For the avoidance of doubt, if Graf Global Sponsor LLC re-allocates securities in accordance with this Section 17, neither the Maker nor the surviving company in the Maker’s initial business combination shall be obligated to issue securities pursuant to Sections 15 and 16; provided, however, that such discharge shall only be effective upon the actual delivery of such re-allocated securities to Payee, and Graf Global Sponsor LLC hereby unconditionally agrees to deliver such securities to Payee no later than two (2) business days following the Closing Date.

18. Expenses. The Maker shall reimburse the Payee for all attorney fees incurred in the preparation of this Note.

[Signature page follows]

MAKER:

GRAF GLOBAL CORP.

James Graf, Chief Executive Officer

PAYEE:

HARRADEN CIRCLE INVESTMENTS, LLC

/s/ Frederick V. Fortmiller, Jr.
Frederick V. Fortmiller, Jr., Managing Member

JAMES GRAF

(with respect to the last sentence of Section 17- Re-allocation)

/s/ James Graf

[Signature page to Promissory Note]

Exhibit 99.1

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

HALFCOURT HOLDCO, INC.

Pursuant to Sections 242 and 245 of the

Delaware General Corporation Law

Halfcourt Holdco, Inc., a corporation existing under the laws of the State of Delaware (the “Corporation”), by its Chief Executive Officer, hereby certifies as follows:

1. The name of the Corporation is “Halfcourt Holdco, Inc.”

2. The Corporation’s original Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on June 5, 2026.

3. This Amended Restated Certificate of Incorporation (this “Certificate”) restates, integrates and amends the Certificate of Incorporation of the Corporation.

4. This Certificate was duly adopted by the directors and stockholders of the Corporation in accordance with the applicable provisions of Sections 141(f), 228, 242 and 245 of the General Corporation Law of the State of Delaware (“DGCL”).

5. The text of the Certificate of Incorporation of the Corporation is hereby amended and restated to read in full as follows:

FIRST: The name of the corporation is “Big3 Basketball Holdings, Inc.” (hereinafter sometimes referred to as the “Corporation”).

SECOND: The registered office of the Corporation in the State of Delaware is to be located at Corporation Trust Center, 1209 Orange Street, Wilmington (New Castle County), Delaware 19801. The name of its registered agent at that address is The Corporation Trust Company.

THIRD: The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the DGCL. In addition to the powers and privileges conferred upon the Corporation by law and those incidental thereto, the Corporation shall possess and may exercise all the powers and privileges that are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation. The Corporation is to have a perpetual existence.

FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is [__] of which (i) [__] shares shall be Common Stock of the par value of $0.0001 per share (“Common Stock”), representing (a) [__] shares of Class A Common Stock (“Class A Common Stock”) and (b) [__] shares of Class B Common Stock (“Class B Common Stock”), and (ii) [__] shares shall be Preferred Stock of the par value of $0.0001 per share (“Preferred Stock”).

A. Preferred Stock. The Board of Directors is expressly granted authority to issue shares of the Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series (a “Preferred Stock Designation”) and as may be permitted by the DGCL. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the DGCL or any successor provision thereof, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

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B. Rights of Class A Common Stock and Class B Common Stock.

(1) Voting. Except as otherwise required by law or this Certificate (including any Preferred Stock Designation), the holders of shares of Class A Common Stock and Class B Common Stock shall (a) at all times vote together as a single class on all matters (including the election of directors) submitted to a vote or for the consent (if action by written consent of the stockholders is permitted at such time under this Certificate) of the stockholders of the corporation, (b) be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of the corporation and (c) be entitled to vote upon such matters and in such manner as may be provided by the DGCL. Except as otherwise expressly provided herein or required by the DGCL, each holder of Class B Common Stock shall have the right to ten (10) votes per share of Class B Common Stock held of record by such holder and each holder of Class A Common Stock shall have the right to one (1) vote per share of Class A Common Stock held of record by such holder.

(2) Dividend and Distribution Rights. Shares of Class A Common Stock and Class B Common Stock shall be treated equally, identically and ratably, on a per share basis, with respect to any dividends or distributions as may be declared and paid from time to time by the Board of Directors out of any assets of the corporation legally available therefor; provided, however, that in the event a dividend is paid in the form of shares of Class A Common Stock or Class B Common Stock (or rights to acquire such shares), then holders of Class A Common Stock shall receive shares of Class A Common Stock (or rights to acquire such shares, as the case may be) and holders of Class B Common Stock shall receive shares of Class B Common Stock (or rights to acquire such shares, as the case may be), with holders of shares of Class A Common Stock and Class B Common Stock receiving, on a per share basis, an identical number of shares of Class A Common Stock or Class B Common Stock, as applicable. Notwithstanding the foregoing, the Board of Directors may pay or make a disparate dividend or distribution per share of Class A Common Stock or Class B Common Stock (whether in the amount of such dividend or distribution payable per share, the form in which such dividend or distribution is payable, the timing of the payment, or otherwise) if such disparate dividend or distribution is approved in advance by the affirmative vote (or written consent if action by written consent of stockholders is permitted at such time under this Certificate) of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class. Notwithstanding anything to the contrary herein, if the date on which any share of Class B Common Stock is converted into Class A Common Stock pursuant to the provisions of Section C of this Article Fourth occurs after the record date for the determination of the holders of Class B Common Stock entitled to receive any dividend or distribution to be paid on the shares of Class B Common Stock, the holder of such shares of Class B Common Stock as of such record date will be entitled to receive such dividend or distribution on such payment date; provided, that, notwithstanding any other provision of this Certificate, to the extent that any such dividend or distribution is payable in shares of Class B Common Stock, such dividend or distribution shall be deemed to have been declared, and shall be payable in, shares of Class A Common Stock and no shares of Class B Common Stock shall be issued in payment thereof.

(3) Subdivisions, Combinations or Reclassifications. Shares of Class A Common Stock or Class B Common Stock may not be subdivided, combined or reclassified unless the shares of the other class are concurrently therewith proportionately subdivided, combined or reclassified in a manner that maintains the same proportionate equity ownership between the holders of the outstanding Class A Common Stock and Class B Common Stock on the record date for such subdivision, combination or reclassification; provided, however, that shares of one such class may be subdivided, combined or reclassified in a different or disproportionate manner if such subdivision, combination or reclassification is approved in advance by the affirmative vote (or written consent if action by written consent of stockholders is permitted at such time under this Certificate) of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class.

(4) Liquidation, Dissolution or Winding Up of the Corporation. Subject to the preferential or other rights of any holders of Preferred Stock then outstanding, upon the dissolution, liquidation or winding up of the corporation, whether voluntary or involuntary, holders of Class A Common Stock and Class B Common Stock will be entitled to receive ratably all assets of the corporation available for distribution to its stockholders unless disparate or different treatment of the shares of each such class with respect to distributions upon any such liquidation, dissolution or winding up is approved in advance by the affirmative vote (or written consent if action by written consent of stockholders is permitted at such time under this Certificate) of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class.

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(5) Merger or Consolidation. In the case of any distribution or payment in respect of the shares of Class A Common Stock or Class B Common Stock, or any consideration into which such shares are converted, upon the consolidation or merger of the Corporation with or into any other entity, such distribution, payment or consideration that the holders of shares of Class A Common Stock or Class B Common Stock have the right to receive, or the right to elect to receive, shall be made ratably on a per share basis among the holders of the Class A Common Stock and Class B Common Stock as a single class; provided, however, that shares of such classes may receive, or have the right to elect to receive, different or disproportionate distribution, payment or consideration in connection with such consolidation, merger or other transaction in order to reflect the special rights, powers and privileges of holders of shares of Class B Common Stock under this Certificate (which may include, without limitation, securities distributable to the holders of, or issuable upon the conversion of, each share of Class B Common Stock outstanding immediately prior to such transaction having up to ten (10) times the voting power of any securities distributable to the holders of, or issuable upon the conversion of, each share of Class A Common Stock outstanding immediately prior to such transaction) or such other rights, powers, privileges or other terms that are no more favorable, in the aggregate, to the holders of the Class B Common Stock relative to the holders of the Class A Common Stock than those contained in this Certificate.

(6) Third Party Tender or Exchange Offers. The Corporation may not enter into any agreement pursuant to which a third party may by tender or exchange offer acquire any shares of Class A Common Stock or Class B Common Stock unless the holders of (a) the Class A Common Stock shall have the right to receive, or the right to elect to receive, the same form of consideration and the same amount of consideration on a per share basis as the holders of the Class B Common Stock would receive, or have the right to elect to receive, and (b) the Class B Common Stock shall have the right to receive, or the right to elect to receive, the same form of consideration and the same amount of consideration on a per share basis as the holders of the Class A Common Stock would receive, or have the right to elect to receive; provided, however, that shares of such classes may receive, or have the right to elect to receive, different or disproportionate consideration in connection with such tender or exchange offer in order to reflect the special rights, powers and privileges of the holders of shares of the Class B Common Stock under this Certificate (which may include, without limitation, securities exchangeable for each share of Class B Common Stock having up to ten (10) times the voting power of any securities exchangeable for each share of Class A Common Stock) or such other rights, powers, privileges or other terms that are no more favorable, in the aggregate, to the holders of the Class B Common Stock relative to the holders of the Class A Common Stock than those contained in this Certificate.

(7) Increases and Decreases of Authorized Common Stock. Subject to the rights of the holders of any series of Preferred Stock, the number of authorized shares of Common Stock may be increased or decreased by the affirmative vote of the holders of a majority in voting power of the outstanding stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL or any successor provision thereof, and no vote of the holders of any of the Common Stock or Preferred Stock voting separately as a class shall be required therefor. Notwithstanding the immediately preceding sentence, the number of authorized shares of any particular class may not be decreased below the number of shares of such class then outstanding, plus, in the case of Class A Common Stock, the number of shares of Class A Common Stock issuable in connection with (a) the exchange of all outstanding shares of Class B Common Stock and (b) the exercise of outstanding options, warrants, exchange rights, conversion rights or similar rights for shares of Class A Common Stock.

C. Conversion of Class B Common Stock.

(1) Each share of Class B Common Stock will automatically convert into one fully paid and nonassessable share of Class A Common Stock on the Final Conversion Date.

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(2) Each share of Class B Common Stock held by any applicable Class B Holder will automatically be converted into one fully paid and nonassessable share of Class A Common Stock as follows:

(A) with respect to any Class B Holder, 5:00 p.m., New York City time, on the day immediately following such date on which such Class B Holder is no longer holding at least 50% of the shares of Class B Stock that such Class B Holder held immediately following the consummation of the Business Combination (as such number of shares is equitably adjusted in respect of any reclassification, stock dividend, subdivision, combination or recapitalization of the Class B Common Stock);

(B) upon any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law, including, without limitation, a transfer of a share of Class B Common Stock to a broker or other nominee (regardless of whether there is a corresponding change in beneficial ownership), or the transfer of, or entering into a binding agreement with respect to voting control over such share by proxy or otherwise (each a “Transfer”), other than a Permitted Transfer (as defined below), of such share of Class B Common Stock; and

(C) upon the death, incapacity, or, if applicable, adjudication of incompetency or placement under a guardianship or conservatorship by a court of competent jurisdiction of a Class B Holder. For the avoidance of doubt, for purposes of this Section 4(C)(2)(C), “incapacity” means a determination by a licensed physician that such Class B Holder has suffered a physical or mental impairment that renders such holder unable to perform the material duties customarily incident to the ownership and exercise of the rights of such shares of Class B Common Stock on a sustained basis for a period of at least ninety (90) consecutive days or one hundred twenty (120) days in any one hundred eighty (180) day period, or such other standard as the Board may reasonably and in good faith apply consistent with market practice.

Each of the conversions set forth in subsections (1) and (2) above shall occur automatically without the need for any further action by the holders of such shares and whether or not the certificates representing such shares (if any) are surrendered to the Corporation or its transfer agent. Immediately upon the effectiveness of such automatic conversion, holders of such converted shares of Class B Common Stock shall be treated for all purposes as holders of such shares of Class A Common Stock into which such shares of Class B Common Stock were converted.

(3) Each share of Class B Common Stock shall be convertible at any time at the option of the holder into one fully paid and nonassessable share of Class A Common Stock upon written notice to the Corporation; provided, that the Corporation shall not be obligated to issue certificates evidencing the shares of Class A Common Stock issuable upon such conversion unless the certificates evidencing such shares of Class B Common Stock are either delivered to the Corporation or its transfer agent, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates.

Permitted Transfers. The following shall not be considered a Transfer:

(i)	the granting of a revocable proxy to officers or directors of the Corporation at the request of the Board of Directors in connection with actions to be taken at an annual or special meeting of stockholders;

(ii)	entering into a voting trust, agreement or arrangement (with or without granting a proxy) solely with stockholders who are holders of shares of Class B Common Stock that (A) is disclosed either in a Schedule 13D filed with the Securities and Exchange Commission or in writing to the Secretary of the Corporation, (B) either has a term not exceeding one year or is terminable by the holder of the shares subject thereto at any time and (C) does not involve any payment of cash, securities, property or other consideration to the holder of the shares subject thereto other than the mutual promise to vote shares in a designated manner;

(iii)	the pledge of shares of Class B Common Stock by a stockholder that creates a mere security interest in such shares pursuant to a bona fide loan or indebtedness transaction for so long as such stockholder continues to exercise exclusive voting control over such pledged shares; provided, however, that a foreclosure on such shares or other similar action by the pledgee shall constitute a Transfer unless such foreclosure or similar action qualifies as a Permitted Transfer;

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(iv)	entering into, or reaching an agreement, arrangement or understanding regarding, a support or similar voting or tender agreement (with or without granting a proxy) in connection with a liquidation of the Corporation, business combination, or acquisition that has been approved by the Board of Directors;

(v)	any transfer by a holder of Class B Common Stock to (A) another Class B Holder, (B) any Permitted Trust or (C) any Permitted Entity (each, a “Permitted Transferee”);

(vi)	any transfer to the Corporation; or

(vii)	any transfer pursuant to a court order or by operation of law (including pursuant to a qualified domestic relations order or in connection with a divorce settlement), in each case so long as such transfer is for bona fide estate planning, tax planning, or succession planning purposes and does not involve a disposition for value (other than for nominal consideration or in connection with the settlement of the estate or similar arrangement).

(4) For purposes of this Article Fourth, the following definitions shall apply:

“Base Class B Shares” means the aggregate number of shares of Class B Common Stock outstanding immediately following the Business Combination:

“Business Combination” means the transactions contemplated by that certain Business Combination Agreement, dated as of June 12, 2026, by and among (i) the Corporation, (ii) Graf Global Corp., a Cayman Islands exempted company, (iii) BIG3 HoldCo LLC, a Delaware limited liability company, (iv) Halfcourt Merger Sub Inc., a Delaware corporation and (v) Halfcourt Merger Sub LLC, a Delaware limited liability company.

“Class B Holder” means a holder of shares of Class B Common Stock.

“Final Conversion Date” means:

(A) the date specified by the holders of two-thirds of the then outstanding shares of Class B Common Stock, voting as a separate class, or in the affirmative written election executed by the holders of two-thirds of the then outstanding shares of Class B Common Stock;

(B) the date fixed by the Board that is no less than 10 days and no more than 30 days following the date that the number of outstanding shares of Class B Common Stock held by the Initial Class B Holders and their Permitted Transferees represents less than one-third of the Base Class B Shares; or

(C) the date that is ten (10) years from the closing of the Business Combination.

“Initial Class B Holder” means each of (i) BEK, LLC, (ii) O’Shea Jackson Sr. and (iii) BigFourH Holdings LLC.

“Permitted Entity” means:

(A) a corporation in which a Class B Holder directly, or indirectly through one or more Permitted Entities, owns shares with sufficient voting control in the corporation, or otherwise has legally enforceable rights, such that such Class B Holder retains sole and exclusive voting control with respect to the Class B Shares held by such corporation;

(B) a partnership in which a Class B Holder directly, or indirectly through one or more Permitted Entities, owns partnership interests with sufficient voting control in the partnership, or otherwise has legally enforceable rights, such that such Class B Holder retains sole and exclusive voting control with respect to the Class B Shares held by such partnership; or

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(C) a limited liability company in which a Class B Holder directly, or indirectly through one or more Permitted Entities, owns membership or limited liability company interests with sufficient voting control in the limited liability company, or otherwise has legally enforceable rights, such that such Class B Holder retains sole and exclusive voting control with respect to the Class B Shares held by such limited liability company.

“Permitted Trust” means (i) a trust for the benefit of a Class B Holder and for the benefit of no other person, or (ii) a trust for the benefit of a Class B Holder and/or persons other than the Class B Holder so long as such Class B Holder has sole and exclusive voting control with respect to the Class B Shares held by such trust.

D. Further Issuances of Class B Common Stock. No additional shares of Class B Common Stock shall be issued at any time after the completion of the Business Combination without the affirmative vote of the holders of not less than 66-2/3% of the voting power of all outstanding securities of the Corporation generally entitled to vote in the election of directors, voting together as a single class, except for the issuance of shares of Class B Common Stock in connection with a stock dividend, stock split, reclassification or similar transaction that affects proportionately all outstanding shares of Common Stock and is in accordance with the provisions of this Certificate.

FIFTH:

A. The number of members of the entire Board shall be fixed, from time to time, exclusively by the Board, in accordance with the bylaws of the Corporation (as amended from time to time in accordance with the provisions hereof and thereof, the “Bylaws”), subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, if any.

B. The Board shall consist of directors whose number shall be fixed exclusively by the Board.

C. Except as the DGCL may otherwise require, and subject to any special rights of the holders of one or more series of Preferred Stock to elect directors, in the interim between annual meetings of stockholders or special meetings of stockholders called for the election of directors and/or the removal of one or more directors and the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board, including unfilled vacancies resulting from the removal of directors, may be filled only by the vote of a majority of the remaining directors then in office, although less than a quorum (as defined in the Bylaws), or by the sole remaining director. All directors shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the term and until his successor shall have been elected and qualified.

D. Directors may be removed from office at any time, with or without cause, only by the affirmative vote of holders of 66-2/3% of the voting power of all then-outstanding shares of capital stock of the Corporation entitled to vote on the election of such director, voting together as a single class.

SIXTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

A. Election of directors need not be by ballot unless the Bylaws so provide.

B. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board is expressly authorized to make, alter and repeal the Bylaws without the consent of the stockholders in any manner not inconsistent with the laws of the State of Delaware or this Certificate. Notwithstanding anything to the contrary contained in this Certificate or any provision of law which might otherwise permit a lesser vote of the stockholders, the stockholders may adopt, amend, alter or repeal the Bylaws only with the affirmative vote of the holders of not less than 66-2/3% of the voting power of all outstanding securities of the Corporation generally entitled to vote in the election of directors, voting together as a single class.

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C. Until the Final Conversion Date, any action required or permitted to be taken by the stockholders of the Corporation at an annual or special meeting of the stockholders of the Corporation may be effected by written consent in lieu of a meeting. Following the Final Conversion Date, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders of the Corporation and may not be taken by consent of the stockholders in lieu of a meeting.

D. Except as otherwise expressly provided by the terms of any series of Preferred Stock permitting the holders of such series of Preferred Stock to call a special meeting of the holders of such series, special meetings of the stockholders of the Corporation may be called only by the chairperson of the Board, the chief executive officer of the Corporation or the Board, and the ability of the stockholders to call a special meeting of the stockholders is hereby specifically denied.

E. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.

F. The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any special meeting of the stockholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the Corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy), unless a higher vote is required by applicable law, shall be as valid and binding upon the Corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of directors’ interests, or for any other reason.

G. In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the statutes of the State of Delaware and of this Certificate.

SEVENTH:

A. A director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL, as it presently exists or may hereafter be amended from time to time. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended, automatically and without further action, upon the date of such amendment. Neither the repeal or modification of this paragraph A nor, to the fullest extent permitted by the DGCL, any modification of law shall adversely affect any right or protection of a director of the Corporation with respect to events occurring prior to the time of such repeal or modification.

B. The Corporation, to the full extent permitted by Section 145 of the DGCL, as amended from time to time, shall indemnify and advance expenses to all persons made or threatened to be made a party to an action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or any predecessor of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, and such right to indemnification shall continue as to a person who has ceased to serve in such role and shall inure to the benefit of such person’s heirs, executors and personal and legal representatives. Expenses (including attorneys’ fees) incurred by such person in defending any civil, criminal, administrative, or investigative action, suit or proceeding for which such person may be entitled to indemnification hereunder shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized hereby.

C. The rights to indemnification and advancement of expenses conferred in this Article Seventh of this Certificate shall neither be exclusive of, nor be deemed in limitation of, any rights to which any person may otherwise be or become entitled or permitted under this Certificate, the Bylaws, any statute, agreement, vote of stockholders or disinterested directors or otherwise.

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D. Neither the repeal or modification of this Article Seventh, nor the adoption by amendment of this Certificate of any provision inconsistent with this Article Seventh, shall eliminate or reduce the effect of this Article Seventh in respect of any matter occurring, or any action or proceeding accruing or arising (or that, but for this Article Seventh, would accrue or arise) prior to such amendment or repeal or adoption of an inconsistent provision.

EIGHTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

NINTH:

A. Unless a majority of the Board, acting on behalf of the Corporation, consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer or other employee, agent or stockholder of the Corporation to the Corporation or to the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation, its current or former directors, officers or employees, agents or stockholders arising pursuant to any provision of the DGCL or this Certificate or the Bylaws, or (iv) any action asserting a claim against the Corporation, its current or former directors, officers or employees, agents or stockholders governed by the internal affairs doctrine and, if brought outside of Delaware, the stockholder bringing the suit will be deemed to have consented to service of process on such stockholder’s counsel. Notwithstanding the foregoing, the Court of Chancery of the State of Delaware shall not be the sole and exclusive forum for any of the following actions: (A) as to which the Court of Chancery in the State of Delaware determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), (B) which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, (C) for which the Court of Chancery does not have subject matter jurisdiction, or (D) any action arising under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or, in each case, rules and regulations promulgated thereunder, for which there is exclusive federal or concurrent federal and state jurisdiction.

B. If any action the subject matter of which is within the scope of paragraph A immediately above is filed in a court other than the Court of Chancery of the State of Delaware (a “Foreign Action”) in the name of any stockholder, to the fullest extent permitted by law, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the Court of Chancery of the State of Delaware in connection with any action brought in any such court to enforce paragraph A immediately above (an “Enforcement Action”) and (ii) having service of process made upon such stockholder in any such Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

C. If any provision or provisions of this Article Ninth shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article Ninth (including, without limitation, each portion of any sentence of this Article Ninth containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby. To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article Ninth.

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TENTH: The doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation, the Initial Class B Holders, or any of the Corporation’s non-employee directors in circumstances where the application of any such doctrine would conflict with any fiduciary duties or contractual obligations they may have as of the date of this Certificate or in the future, and the Corporation renounces any expectancy that the Initial Class B Holders or any of the non-employee directors of the Corporation will offer any such corporate opportunity of which he or she may become aware to the Corporation. In addition to the foregoing, the doctrine of corporate opportunity shall not apply to any other corporate opportunity with respect to the Initial Class B Holders or any of the non-employee directors of the Corporation unless such corporate opportunity is offered to such person solely in his or her capacity as a director or officer of the Corporation and such opportunity is one the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue. To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article Tenth.

ELEVENTH: The Corporation reserves the right to amend, alter or repeal any provision contained in this Certificate, in the manner now or hereafter prescribed by this Certificate and the DGCL, and all rights, preferences and privileges herein conferred upon stockholders, directors or any other persons named herein by and pursuant to this Certificate in its present form or as hereafter amended are granted subject to the right reserved in this Article Eleventh. Notwithstanding any other provisions of this Certificate or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any other vote that may be required by law, applicable stock exchange rule or the terms of any series of Preferred Stock, the stockholders may amend, alter, or repeal, or adopt any provision inconsistent with, any provision of Article Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, or Twelfth of this Certificate only with the affirmative vote of the holders of not less than 66-2/3% of the voting power of all outstanding shares of stock of the Corporation generally entitled to vote in the election of directors, voting together as a single class.

TWELFTH: The Corporation will not be subject to Section 203 of the DGCL.

[Signature Page Follows]

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IN WITNESS WHEREOF, Halfcourt Holdco, Inc. has caused this Certificate of Incorporation to be executed by its duly authorized officer on this            day of               , 2026.

HALFCOURT HOLDCO, INC.

By:
Name:
Title:

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